UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22743

Blackstone Alternative Investment Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

28th Floor

New York, NY 10154

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 583-5000

Peter Koffler, Esq.

c/o Blackstone Alternative Investment Advisors LLC

345 Park Avenue

28th Floor

New York, NY 10154

(Name and Address of Agent for Service)

With a copy to:

James E. Thomas, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

(b)	Not applicable.

Blackstone

Blackstone Alternative Multi-Strategy Fund

a series of Blackstone Alternative Investment Funds

Annual Report For the Year Ended March 31, 2024

All investors should consider the investment objectives, risks, charges and expenses of the Blackstone Alternative Multi-Strategy Fund (the “Fund”) carefully before investing. The prospectus and the summary prospectus contain this and other information about the Fund. You can obtain a prospectus and a summary prospectus from the Fund’s website (www.bxmix.com). All investors are urged to carefully read the prospectus and the summary prospectus in its entirety before investing. Interests in the Fund are offered through Blackstone Securities Partners L.P., a member of FINRA and an affiliate of Blackstone Alternative Investment Advisors LLC, the Fund’s investment adviser (“BAIA” or the “Investment Adviser”).

Important Risks: An investment in the Fund should be considered a speculative investment that entails substantial risks; you may lose part or all of your investment or your investment may not perform as well as other investments. The Fund’s investments involve special risks including, but not limited to, loss of all or a significant portion of the investment due to leveraging, short-selling, or other speculative practices lack of liquidity and volatility of returns. The following is a summary description of certain additional principal risks of investing in the Fund:

Allocation Risk - BAIA’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, sub-adviser or security may be incorrect and this may have a negative impact upon performance. Debt Securities Risk - investments in debt securities, such as bonds and certain asset backed securities involve certain risks which may cause the securities to lose value, including credit risk, liquidity risk, extension risk, interest rate risk, prepayment risk, event risk, inflation risk, and variable and floating rate instrument risk. Derivatives Risk - the use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates, or indices. Derivatives can be volatile and illiquid, can subject to counterparty credit risk, and may entail investment exposure greater than their notional amount. Distressed Securities Risk - investments in securities of business enterprises involved in workouts, liquidations, reorganizations, bankruptcies and similar situations involve a high degree of risk of loss since there is typically substantial uncertainty concerning the outcome of such situations. Equity Securities Risk - there is a risk of loss associated with price fluctuations of equity and preferred securities which change based on a company’s financial condition and overall market and economic environment. Event-Driven Trading Risk - involves the risk that the specific event identified may not occur as anticipated and that this may have a negative impact upon the market price of the securities involved. Foreign Investments/Emerging Markets Risk - involves special risks caused by foreign political, social and economic factors, including exposure to currency fluctuations, less liquidity, less developed and less efficient trading markets, political instability and less developed legal and auditing standards. High Portfolio Turnover Risk - active trading of securities can increase transaction costs (thus lowering performance) and taxable distributions. Inflation Risk - Inflation, and investors’ expectation of future inflation, can impact the current value of portfolio investments, resulting in lower asset values and losses to Fund investors. Investment Style Risk - Different investment styles tend to shift in and out of favor depending on market and economic conditions and investor sentiment, and the Fund could underperform other funds that invest in similar asset classes but employ different investment styles.

Large Purchase and Redemption Risk - large purchase or redemption activity could result in the Fund incurring additional costs, selling portfolio securities, investing cash, or holding a relatively large amount of cash at times when it would not otherwise do so, which could have an adverse effect on performance. Leverage Risk - use of leverage can produce volatility and may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. Liquidity Risk - some securities held by the Fund, including, but not limited to, restricted, distressed, non-exchange traded, and/or privately placed securities, may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may be difficult to value and if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss. Market Risk and Selection Risk - one or more markets in which the Fund invests may go down in value, possibly sharply and unpredictably, affecting the values of individual securities held by the Fund. Significant shocks to or disruptions of the financial markets or the real economy could adversely affect the liquidity and volatility of securities held by the Fund. Mortgage- and Asset-Based Securities Risk - these securities are subject to credit, interest rate, valuation, liquidity, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates may quickly and significantly reduce the value of certain mortgage-backed securities. Model and Technology Risk -involves the risk that model-based strategies, data gathering systems, order execution and trade allocation systems and risk management systems may not be successful on an ongoing basis or could contains errors, omissions, imperfections or malfunctions. Multi-Manager Risk - managers may make investment decisions which conflict with each other and as a result, the Fund could incur transaction costs without accomplishing any net investment result.

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

Dear Blackstone Investor,

We are pleased to present this annual shareholder report for Blackstone Alternative Investment Funds (“BAIF”) and its series, Blackstone Alternative Multi-Strategy Fund (the “Fund”). This report includes portfolio commentary, a listing of the Fund’s investments and the Fund’s audited financial statements. Audited financial statements for the Fund cover the period from April 1, 2023 to March 31, 2024 (the “Reporting Period”).

The Fund’s investment objective is to seek capital appreciation. The Fund seeks to achieve this objective principally by allocating its assets among a variety of non-traditional, or “alternative,” investment strategies. Blackstone Alternative Investment Advisors LLC (the “Investment Adviser” or “BAIA”) determines the allocations of the Fund’s assets and allocates the Fund’s assets among sub-advisers with experience managing non-traditional or alternative investment strategies (each, a “Sub-Adviser” and together, the “Sub-Advisers”) and among investment funds generally employing alternative investment strategies. BAIA also manages a portion of the Fund’s assets directly and, from time to time, may instruct Sub-Advisers with respect to particular investments.1 The Adviser may retain discretionary and non-discretionary Sub-Advisers for the Fund. Each discretionary Sub-Adviser is responsible for the day-to-day management of the Fund’s assets that the Investment Adviser allocates to it. The Investment Adviser has the responsibility to oversee each Sub-Adviser, subject to the ultimate oversight of the Fund’s Board of Trustees. The Investment Adviser is also responsible for recommending the hiring, termination, and replacement of Sub-Advisers. In pursuing the Fund’s investment objective, BAIA seeks to maintain an investment portfolio with, on average, lower volatility relative to the broader equity markets.

Fund Performance2

The Reporting Period was comprised of three quarters of positive global equity market performance (Q2 2023, Q4 2023, and Q1 2024) and one quarter of global equity market decline (Q3 2023). Coming out of a turbulent year for markets in 2022, financial assets rebounded strongly over the course of the Reporting Period, however, there were still moments of instability as evidenced by negative global equity performance in the third quarter of 2023. Investor focus remained fixed upon releases of economic data and subsequent policy decisions from a hawkish Federal Reserve (the “Fed”) facing an ongoing struggle against persistent inflation.

The Fund’s collection of alternative strategies and hedge fund vehicles exhibited positive returns over the Reporting Period, outperforming the broader hedge fund universe by 5.0%pts.3 As we look ahead to the next 12 months, we intend to continue leveraging our due diligence, risk management, and investment expertise, accumulated over our 25+ years of experience in alternative investing, to identify compelling investment strategies and skilled Sub-Advisers that we believe may advance the Fund in pursuit of its objective. During the Reporting Period, the Fund generated a cumulative return, net of fees and expenses, of 10.7%. Over the same period, the HFRX Global Hedge Fund Index, a measure of hedge fund performance, returned 5.7%; the

Because of the historically broadly diversified and low beta nature of the portfolio, the Fund is not expected to participate in the full upside of broader equity and fixed income markets. The indices referenced herein are not benchmarks or targets for the Fund.

[1]	BAIA’s fees on the assets BAIA manages directly are not reduced by a payment to a Sub-Adviser. Allocations to Sub-Advisers and BAIA vary from time to time.

[2]

Performance is shown net of the Expense Ratio less waived expenses for Class I shares. Performance data quoted represents past performance and does not predict future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance data above. There can be no assurance that the Fund will achieve its goals or avoid losses.

[3]	As measured against the HFRX Global Hedge Fund Index.

MSCI World Total Return Index, a measure of global equity market performance, returned 28.2%; and the Bloomberg Global Aggregate Bond Index, a measure of investment grade bond performance, returned -2.1%.4

Market and Portfolio Commentary

The start of the Reporting Period was a continuation of positive performance in global markets with the MSCI World Index returning 7.0% in the second quarter of 2023, bringing YTD returns to 15.4%.5 In the face of a positive equity market, questions remained as to the likelihood of a coming recession amidst tighter financial conditions, a slowing economy, and elevated valuations. In contrast to these potentially worrisome economic signals, the labor market has remained resilient and recent earnings reports have beat expectations, leaving an air of optimism present in the market. Markets were broadly calmer entering the second quarter after the spike in volatility introduced by the regional banking crisis in the U.S. in March. Color from U.S. government organizations alluded to an easing of the accommodative posture taken with the initial failure of Silicon Valley Bank and suggested that the banking system had been able to weather the storm for the time being. However, U.S. regional banks continued to be a point of ongoing concern, highlighted by the high-profile failure of First Republic Bank on May 1st, resulting in the speedy acquisition of the financial institution by J.P. Morgan Chase.

While fears of larger bank failures may have been abated following positive regulator stress test results in June, recently shaken confidence in the Fed’s oversight ability may have tempered hopes that the crisis had passed.6 Enhanced scrutiny and tighter lending conditions coming out of the bank failures heightened investor focus on liquidity conditions with many looking to how the Fed would respond. Despite acknowledgment of the potential impacts on liquidity, the Fed reaffirmed its commitment to bringing inflation down to its target rate. While inflation readings in the quarter appeared favorable from a headline perspective for both March CPI (5.0% vs. 5.2% expected)7 and April CPI (4.9% vs. 5.0% expected)8, readings for Core CPI were in line for both months (5.6% for March and 5.5% for April)7,8, indicating core inflation may be more persistent than the Fed anticipated. The Fed continued its hiking cycle at its May 3rd meeting, raising interest rates by 25bps. U.S. and global rates sold off materially in May amidst this policy decision and rhetoric from the Fed discouraging hopes for rate cuts before the end of 2023.9 On June 3rd, the Fed paused raising rates for the first time in their most aggressive rate-hiking cycle in decades, leaving target rates at 5-5.25%.10 An easing of monetary policy aggression had the potential to be short-lived, however, as Federal Open Market Committee (“FOMC”) sentiment remains hawkish, with a majority of the Fed board seeing the case for around two more rate hikes in the current cycle.11

[4]

The volatility of the indices presented may be materially different from that of the performance of the Fund. In addition, the indices employ different investment guidelines and criteria than the Fund; as a result, the holdings in the Fund may differ significantly from the securities that comprise the indices. The indices have not been selected to represent benchmarks for the Fund, but rather are disclosed to allow for comparison of the Fund’s performance to that of well-known and widely recognized indices. In the case of equity indices, performance of the indices reflects the reinvestment of dividends.

[5]	Source: Bloomberg as of June 30, 2023.

[6]	Source: Federal Reserve as of June 28, 2023.
[7]	Source: United States Bureau of Labor Statistics: Consumer Price Index as of April 12, 2023.

[8]	Source: United States Bureau of Labor Statistics: Consumer Price Index as of May 10, 2023.

[9]	Source: Federal Open Market Committee as of May 3, 2023.

[10]	Source: Federal Open Market Committee as of June 3, 2023.

[11]	Source: Federal Open Market Committee as of February 1, 2023.

Global markets reversed a streak of four consecutive quarters of positive performance in the third quarter of 2023, with the MSCI World Index returning -3.4%, bringing YTD returns to 11.6%.12 Early positive performance from equity markets in July was quickly traded for a return to elevated volatility in the last two months of Q3 as rising yields placed pressure on valuations. The third quarter began with a continuation of 2023’s rally in equity markets, coming off the back of a relatively solid Q2 earnings season and favorable readings of economic data. While the U.S. equity indices continued to rally into July, the Fed appeared to be nearing the end of its rate hiking campaign as June CPI released July 12th was softer for both headline (3.0% vs. 3.1% expected) and core (4.8% vs. 5.0% expected).13 Core CPI decelerated, increasing at its lowest month-over-month rate (+15bps) since February of 2021.6 Even as inflation seemed to be decelerating, the Fed hiked interest rates an additional +25bps—the highest level in 22 years—during the July 26th FOMC meeting.14

Commentary coming out of the meeting recognized the early evidence of decelerating inflation, but also alluded to the possibility of an additional rate increase before the end of this year. Still, equity markets finished the month positively with the MSCI World Index up +3.4% in July.15 In August, positive momentum in the market faced headwinds when Fitch Ratings announced its downgrading of U.S. sovereign debt, citing long-term risks of the current U.S. fiscal trajectory.16 This downgrade likely put downward pressure on U.S. Treasuries to begin the month. This action coincided with resurfacing inflation worries coming out of the late July FOMC meeting and elevated Treasury sales due to the stalled debt-ceiling negotiations in June. The confluence of these factors likely resulted in the sharp uptick in yields, with the 10-year Treasury yield rising from 4.05% on August 1st to a high of 4.34% on August 21st, the highest level since mid-2007.17 Rising yields weighed on stock prices during the month as the MSCI World Index posted its first negative monthly return since May, finishing August down -2.4%.18

Volatility eased in early September amidst positive economic data and a pause in rising Treasury yields. However, this calm in the markets was short lived, as soon after the Federal Reserve reaffirmed its “hawkish” stance at the September FOMC meeting. Most Fed members indicated that there was an expectation of an additional rate hike by the end of the year and decreased the forecast for rate cuts in 2024 from four to two. With the Fed again committing to its fight against inflation, the market began to ingest the likelihood of higher rates for longer, with the MSCI World Index declining another -4.3% in September.19

Global markets returned to positive performance in the fourth quarter of 2023, with the MSCI World Index returning 11.5%, bringing YTD returns to 24.4%.20 A continuation of the previous quarter’s negative performance in equity markets transitioned to a broad market rally in the last two months of the year, likely on the back of positive economic data and commentary from the Fed. At the start of the fourth quarter the MSCI World dropped 2.9% in October and entered into correction territory.21 Long-dated Treasury yields continued to move higher coinciding with fresh geopolitical risks and a slightly higher than expected reading for both headline (3.7% vs. 3.6% expected) and core inflation (4.1% vs. 4.1% expected).22 Further

[12]	Source: Bloomberg as of September 30, 2023.

[13]	Source: United States Bureau of Labor Statistics: Consumer Price Index as of July 12, 2023.

[14]	Federal Open Market Committee as of July 26, 2023.

[15]	Source: Bloomberg as of July 31, 2023.

[16]	Source: Fitch Ratings as of August 1, 2023.

[17]	Source: Bloomberg as of August 21, 2023.

[18]	Source: Bloomberg as of August 31, 2023.

[19]	Source: Bloomberg as of September 30, 2023.

[20]	Source: Bloomberg as of December 31, 2023.

[21]	Source: Bloomberg as of October 31, 2023.

[22]	Source: United States Bureau of Labor Statistics: Consumer Price Index as of October 12, 2023.

data released in October pointed to a U.S. economic growth rate of 4.8%, exceeding expectations for Q3 (4.3% expected)23 and bolstering the narrative for “higher-for-longer” rates, as the Fed continued its battle against persistent inflation and a strong labor market.

However, the drawdown in markets was met with a reversal to the upside off the back of favorable economic data prints in November in conjunction with the largest monthly shift downward in long-dated treasury yields since December of 2008.24 A cooler than expected inflation reading released in the same month showed CPI fall to 3.2% year-over-year from the 3.7% reading in October.25 Perhaps being influenced by a cool inflation print, market participants wagered that the Fed was not just finished with the current rate hiking cycle, but that it would be implementing as many as six rates cuts in 2024.26

Positive sentiment held strong through the last month of the year with the broader risk-asset rally gaining steam. The last Federal Open Market Committee (“FOMC”) meeting of 2023 seemingly confirmed investor sentiment of a dovish Fed pivot following the decision to hold rates steady for the third meeting in a row.27 The policy statement released on the same day indicated the Fed board members projected 75bps of rate cuts in 2024, an increase from the previous projection of 50bps.28 The perceived trend towards dovishness may have bolstered risk assets into the end of the year, with the MSCI World finishing the month up 4.9%.29

The first quarter of 2024 showed a continuation of positive market sentiment with the MSCI World returning 9.0%.30 Markets appeared to have been responding to the continued resilience of the U.S. economy and its labor market, while putting aside concerns of elevated inflation and high-interest rates. Part of this optimism may have been due to the investor expectation for the Fed to begin cutting interest rates in 2024, despite the FOMC indicating that they are proceeding with caution as more economic data is released throughout the year.

The rally in Q4 of 2023 came in coordination with a sharp shift lower in the yield curve, likely resulting from investors anticipating a more dovish Fed in the near term. However, markets continued to rally in Q1 2024 even as hawkishness crept back into monetary policy sentiment—expectations of seven rate cuts in 2024 reduced to just three over the course of the quarter.31 During both FOMC meetings during the quarter, the Fed chose to hold rates steady while continuing the current pace of quantitative tightening (reducing its Treasury securities and agency debt and agency mortgage-backed securities) in alignment with previous FOMC meetings.

A neutral inflation print in January followed by two higher than expected readings in both February and March likely further tampered expectations for Fed rate cuts coming in the more immediate FOMC meetings.32 However, equities continued to show momentum with the MSCI World returning 1.2%, 4.3%, and 3.3% in each month of the quarter.33 The economic situation remained strong as tight labor conditions remained through the duration of the quarter and GDP readings showed an accelerating economy.34 Positive economic data likely contributed to the ongoing momentum in the stock market as sentiment for a possible ‘soft-landing’ gained favor in the market.

[23]	Source: United States Bureau of Economic Analysis as of October 26, 2023.

[24]	Source: Bloomberg as of November 30, 2023.

[25]	Source: United States Bureau of Labor Statistics: Consumer Price Index as of November 14, 2023.

[26]	Source: Bloomberg as of November 14, 2023.

[27]	Federal Open Market Committee as of December 13, 2023.

[28]	Federal Open Market Committee as of December 13, 2023.

[29]	Source: Bloomberg as of December 31, 2023.

[30]	Source: Bloomberg as of March 31, 2024.

[31]	Source: Bloomberg as of March 31, 2024.

[32]	Source: United States Bureau of Labor Statistics: Consumer Price Index as of January 19, 2024; February 14, 2024; and March 12, 2024.

[33]	Source: Bloomberg as of March 31, 2024.

[34]	Source: United States Bureau of Labor Statistics as of March 31, 2024.

Over the Reporting Period, the Fund’s Macro strategies were accretive to performance (+4.2%). A sub-strategy focused on Carbon Credit Allowances (“CCAs”) contributed to Fund performance over the period, likely benefiting from demand for inflation exposure, as CCAs provide direct exposure to the Consumer Price Index. Some of the Fund’s defensive positions in this portion of the book detracted from performance because financing and holding costs were higher than returns throughout the reporting period.

Quant strategies contributed positively to Fund performance (+4.6%) during the Reporting Period. The Fund’s exposure to commodities and rates positions added positively to the Fund during the Reporting Period. An Asian equities focused strategy took on losses from mark-to-market beta hedge positions during the reporting period.

Credit strategies contributed positively to performance (+3.9%). Corporate credit strategies benefited from the tightening of high yield spreads during the reporting period and the positive carry being generated in the portfolio. In this portion of the book, agency mortgage securities detracted at points during the reporting period when the mortgage basis spread widened.

Equities strategies contributed positively to performance (+2.2%). Financials-focused strategies benefited both from the broader rally in equities during the reporting period as well as nimble trading success around pockets of volatility. Certain exposures to small-cap equity strategies performed negatively during equity market contractions during the period.

Business Update

Effective June 30, 2023 and September 30, 2023, respectively, Ian Morris and Alberto Santulin no longer serve as portfolio managers of the Fund. The other existing portfolio managers continue to serve as portfolio managers of the Fund.

In reflecting on the last year, we cannot overstate the importance of your steadfast commitment to the Fund and your continued confidence in our organization. We are focused on generating attractive risk-adjusted returns and remain committed to achieving the Fund’s investment objectives. Thank you for your continued partnership.

Sincerely,

•	Riad Abrahams
•	David Ben-Ur
•	Max Jaffe
•	Winfield Sickles
•	Stephen Sullens

Performance Summary

Performance quoted represents past performance, which may be higher or lower than current performance. Past performance is not indicative of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect taxes that an investor would pay on fund distributions or on the sale of fund shares. To obtain the most recent month-end performance, visit www.bxmix.com.

Value of a $100,000 Investment Since Inception at Net Asset Value*

None of the indices presented are benchmarks or targets for the Fund.

*	The line graph represents historical performance of a hypothetical investment of $100,000 from Inception (June 16, 2014) to March 31, 2024, assuming the reinvestment of distributions.

Average Annual Returns

	For the Year Ended March 31, 2024	Five Year (March 31, 2019 - March 31, 2024)	Since Inception (June 16, 2014)
Class I Shares (“BXMIX”)	10.73%	2.66%	2.89%
HFRX Global Hedge Fund Index	5.70%	3.44%	1.57%
MSCI World Total Return Index	25.72%	12.62%	9.76%
Bloomberg Global Aggregate Bond Index	0.49%	(1.16)%	(0.23)%

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Portfolio Information

March 31, 2024

Geographic Breakdown	Percentage of Total Net Assets
North America	66.0%
Europe	3.0
South America	2.0
Asia	1.2
Middle East	1.1
Africa	0.3
Oceania	0.1
Other[1,2]	19.9
Securities Sold Short	(30.9)
Other Assets and Liabilities[3]	37.3

Total	100.0%

[1]	Includes Sovereign Debt, Exchange-Traded Funds, Warrants, Rights, Undertakings For Collective Investment in Transferable Securities, Commodities, Repurchase Agreements and Purchased Options.
[2]	See the below table for a geographic breakdown of Sovereign Debt.
[3]	Assets, other than investments in securities, less liabilities. See Consolidated Statement of Assets and Liabilities. A significant portion of this balance represents cash collateral for derivatives.

Sovereign Debt Geographic Breakdown	Percentage of Total Net Assets
North America	1.8%
Middle East	1.5
South America	1.0
Europe	0.9
Asia	0.6
Africa	0.5

Total	6.3%

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Portfolio Information (Continued)

March 31, 2024

Portfolio Composition	Percentage of Total Net Assets
Common Stock	22.2%
Mortgage-Backed Securities[1]	16.6
Corporate Bonds & Notes	10.9
Investments in Investee Funds	10.9
Sovereign Debt	6.3
Asset-Backed Securities	5.6
Bank Debt	3.9
Undertakings For Collective Investment in Transferable Security	3.8
U.S. Treasury Notes	3.3
Exchange-Traded Funds	0.6
Preferred Stock	0.1
Warrants	0.1
Rights[2]	0.0
Other[3]	6.3
Securities Sold Short	(30.9)
Repurchase Agreements	3.0
Other Assets and Liabilities[4]	37.3

Total	100.0%

[1]

Includes Agency-Guaranteed TBA securities held long, that are guaranteed by the Federal National Mortgage Association or the Government National Mortgage Association, which represents 8.4% of Total Net Assets.

[2]	Represents less than 0.1%.
[3]	Includes Commodities and Purchased Options.
[4]

Assets, other than investments in securities, net of other liabilities. See Consolidated Statement of Assets and Liabilities. A significant portion of the balance represents cash collateral for derivatives.

Credit Quality Allocation[1]	Percentage of Total Net Assets
Not Rated but Agency-Guaranteed[2]	8.4%
AAA/Aaa	0.2
AA/Aa	0.3
A	1.1
BBB/Baa	5.0
BB/Ba	5.4
B	6.0
CCC/Caa	3.6
CC/Ca	0.7
D	0.3
Not Rated	15.6
Other[3]	53.4

Total	100.0%

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investor Service (“Moody’s”) ratings.
[2]	Not Rated but Agency-Guaranteed represents TBA securities which are affiliated with the Federal National Mortgage Association or the Government National Mortgage Association.
[3]	Includes Assets, other than investments in securities, net of other liabilities, all Non-Fixed Income securities and Fixed Income securities held short.

Industry	Percentage of Total Net Assets
Software & Services	3.5%
Banks	2.8
Capital Goods	2.6
Oil & Gas	1.9
Diversified Financials	1.4
Technology Hardware & Equipment	1.4
Media & Entertainment	1.4
Semiconductors & Semiconductor Equipment	1.3
Insurance	1.1

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Portfolio Information (Continued)

March 31, 2024

Industry	Percentage of Total Net Assets
Investment Company Security	1.1%
Pharmaceuticals, Biotechnology & Life Sciences	1.1
Healthcare-Services	0.8
Retail	0.7
Consumer Services	0.7
Software	0.8
Energy	0.7
Retailing	0.7
Electric	0.7
Pipelines	0.6
Health Care Equipment & Services	0.5
Machinery-Diversified	0.6
Iron/Steel	0.5
Utilities	0.5
Food	0.5
Telecommunications	0.5
Materials	0.4
Food Service	0.5
Media	0.5
Food, Beverage & Tobacco	0.5
Transportation	0.4
Diversified Financial Services	0.4
Airlines	0.4
Commercial & Professional Services	0.3
Real Estate	0.4
Chemicals	0.3
Commercial Banks	0.3
Internet	0.2
Engineering & Construction	0.2
Cosmetics/Personal Care	0.2
Packaging & Containers	0.2
Leisure Time	0.2
Housewares	0.3
Household & Personal Products	0.2
Energy-Alternate Sources	0.2
Entertainment	0.2
Food & Staples Retailing	0.2
Consumer Durables & Apparel	0.2
Hand/Machine Tools	0.2
Household Products/Wares	0.2
Automobiles & Components	0.2
Auto Manufacturers	0.2
Lodging	0.2
Telecommunication Services	0.2
Agriculture	0.1

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Portfolio Information (Continued)

March 31, 2024

Industry	Percentage of Total Net Assets
Mining	0.1%
Advertising	0.1
Consumer Discretionary Distribution & Retail	0.1
Healthcare-Products	0.1
Pharmaceuticals	0.1
Trucking & Leasing	0.1
Environmental Control	0.1
Home Furnishings	0.1
Distribution/Wholesale	0.1
Commercial Services	0.1
Auto Parts & Equipment	0.0	[1]
Computers	0.0	[1]
Office/Business Equip	0.0	[1]
Beverages	0.0	[1]
Other[2]	56.2
Securities Sold Short	(30.9)
Other Assets and Liabilities[3]	37.3

Total Investments	100%

[1]	Represents less than 0.1%.
[2]

Includes Asset-Backed Securities, Sovereign Debt, Mortgage-Backed Securities, U.S. Government Sponsored Agency Securities, Exchange-Traded Funds, Warrants, Rights, Investments in Investee Funds, Undertakings For Collective Investment in Transferable Securities, Commodities, Repurchase Agreements and Purchased Options.

[3]

Assets, other than investments in securities, net of other liabilities. See Consolidated Statement of Assets and Liabilities. A significant portion of the balance represents cash collateral for derivatives.

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^

March 31, 2024

Security Description	Shares	Value

INVESTMENT IN SECURITIES — 84.3%
COMMON STOCK — 22.2%
Africa — 0.0%
Energy — 0.0%
Golar LNG Ltd.,	3,600	$86,616

Materials — 0.0%
IAMGOLD Corp. (a)	63,600	211,788
Sasol Ltd., ADR	300	2,343
Sibanye Stillwater Ltd., ADR	5,500	25,905

		240,036

Total Africa		326,652

Asia — 0.2%
Automobiles & Components — 0.1%
Kandi Technologies Group, Inc. (a)	100	212
Li Auto, Inc., ADR (a)	73,100	2,213,468

		2,213,680

Capital Goods — 0.0%
BAIYU Holdings, Inc. (a)	12	17
China Yuchai International Ltd.	245	2,090
Euro Tech Holdings Co. Ltd. (a)	150	213

		2,320

Consumer Services — 0.0%
E-Home Household Service Holdings Ltd. (a)	2	3
Yum China Holdings, Inc.	16,400	652,556

		652,559

Diversified Financials — 0.0%
FinVolution Group, ADR	8,200	41,328
LexinFintech Holdings Ltd., ADR	14,200	25,560
Lufax Holding Ltd., ADR	38,500	162,470
Noah Holdings Ltd., ADR	1,100	12,573

		241,931

Food & Staples Retailing — 0.0%
Dada Nexus Ltd., ADR (a)	100	205

Materials — 0.0%
Tantech Holdings Ltd., (a)	38	25

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Media & Entertainment — 0.0%
Autohome, Inc., ADR	500	$13,110
Bilibili, Inc., ADR (a)	59,511	666,524
GigaMedia Ltd. (a)	100	127
Hello Group, Inc., ADR	16,100	99,981
Kanzhun Ltd., ADR	2,100	36,813
Pop Culture Group Co. Ltd., Class A (a)	40	93
Weibo Corp., ADR	8,800	79,992

		896,640

Pharmaceuticals, Biotechnology & Life Sciences — 0.0%
I-Mab, ADR (a)	9,700	18,042
Sinovac Biotech Ltd. (a),(b)	200	1,294

		19,336

Retailing — 0.1%
ATRenew, Inc., ADR (a)	100	176
Baozun, Inc., ADR (a)	12,800	29,440
JD.com, Inc., ADR	90,900	2,489,751

		2,519,367

Semiconductors & Semiconductor Equipment — 0.0%
Allegro MicroSystems, Inc. (a)	1,600	43,136
ChipMOS Technologies, Inc., ADR	200	6,290
Himax Technologies, Inc., ADR	9,300	49,755
Magnachip Semiconductor Corp. (a)	7,200	40,176
Silicon Motion Technology Corp., ADR	1,000	76,940

		216,297

Software & Services — 0.0%
Agora, Inc., ADR (a)	5,900	14,809
Cellebrite DI Ltd. (a)	16,200	179,496
Infobird Co. Ltd. (a)	0	3
TaskUS, Inc., Class A (a)	3,300	38,445
TDCX, Inc., ADR (a)	2,000	14,340
WNS Holdings Ltd. (a)	2,900	146,537

		393,630

Technology Hardware & Equipment — 0.0%
Zepp Health Corp., ADR (a)	100	102

Transportation — 0.0%
MingZhu Logistics Holdings Ltd., (a)	21	8

Total Asia		7,156,100

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Europe — 0.4%
Capital Goods — 0.1%
AerCap Holdings NV (a)	4,300	$373,713
Airbus SE (c)	11,613	2,139,096
Freyr Battery, Inc. (a)	5,200	8,736
Luxfer Holdings PLC, ADR	2,700	27,999

		2,549,544

Consumer Durables & Apparel — 0.0%
Amer Sports, Inc. (a)	59,501	969,866
Ermenegildo Zegna NV	7,000	102,550

		1,072,416

Energy — 0.1%
Ardmore Shipping Corp.	500	8,210
BP PLC (c)	8,665	54,225
Eni SpA (c)	13,488	213,171
Euronav NV	2,000	33,260
Frontline PLC	33,900	792,582
KNOT Offshore Partners LP	1,500	7,740
Seadrill Ltd. (a)	4,100	206,230
Shell PLC (c)	45,721	1,527,031
StealthGas, Inc. (a)	1,400	8,316
TechnipFMC PLC	100	2,511
TORM PLC, Class A	10,000	349,500
TotalEnergies SE (c)	9,434	646,049
Tsakos Energy Navigation Ltd.	5,400	137,106

		3,985,931

Food, Beverage & Tobacco — 0.1%
Anheuser-Busch InBev SA, ADR	37,152	2,258,099
Nomad Foods Ltd.	6,300	123,228

		2,381,327

Materials — 0.0%
ArcelorMittal SA	30,000	827,400
Orion SA	1,000	23,520

		850,920

Media & Entertainment — 0.0%
Criteo SA, ADR (a)	4,400	154,308
Gambling.com Group Ltd. (a)	2,000	18,260
Trivago NV, ADR	1,700	4,692

		177,260

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Pharmaceuticals, Biotechnology & Life Sciences — 0.1%
Achilles Therapeutics PLC, ADR (a)	100	$125
Affimed NV (a)	740	3,922
Amarin Corp. PLC, ADR (a)	46,200	41,155
Ascendis Pharma AS, ADR (a)	1,500	226,755
AstraZeneca PLC, ADR	4,100	277,775
ATAI Life Sciences NV (a)	3,100	6,107
Bicycle Therapeutics PLC, ADR (a)	2,600	64,740
Compass Pathways PLC, ADR (a)	100	832
Immatics NV (a)	1,200	12,612
Immunocore Holdings PLC, ADR (a)	400	26,000
InflaRx NV (a)	200	308
Merus NV (a)	10,300	463,809
MorphoSys AG, ADR (a)	1,200	21,768
ProQR Therapeutics NV (a)	4,200	9,534
Silence Therapeutics PLC, ADR (a)	900	19,440
Stevanato Group SpA	35,180	1,129,278
uniQure NV (a)	2,400	12,480
Verona Pharma PLC, ADR (a)	1,100	17,699

		2,334,339

Semiconductors & Semiconductor Equipment — 0.0%
ASML Holding NV (c)	1,097	1,064,605
ASML Holding NV (c)	356	342,700

		1,407,305

Software & Services — 0.0%
Materialise NV, ADR (a)	500	2,640
Opera Ltd., ADR	2,100	33,201

		35,841

Transportation — 0.0%
Aduro Biotech, Inc. (a),(b)	1,040	—
Global Ship Lease, Inc., Class A	400	8,120
Golden Ocean Group Ltd.	3,500	45,360
Star Bulk Carriers Corp.	2,000	47,740

		101,220

Total Europe		14,896,103

Middle East — 0.1%
Capital Goods — 0.0%
Kornit Digital Ltd., (a)	3,200	57,984

Household & Personal Products — 0.1%
Oddity Tech Ltd., Class A (a)	59,501	2,585,319

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Materials — 0.0%
Eldorado Gold Corp., (a)	14,800	$208,236

Pharmaceuticals, Biotechnology & Life Sciences — 0.0%
Chemomab Therapeutics Ltd., ADR (a)	200	156
Compugen Ltd. (a)	4,700	12,126
Galmed Pharmaceuticals Ltd (a)	401	131
Oramed Pharmaceuticals, Inc. (a)	4,400	12,848

		25,261

Retailing — 0.0%
D-MARKET Elektronik Hizmetler ve Ticaret AS, ADR (a)	2,700	4,050

Semiconductors & Semiconductor Equipment — 0.0%
Camtek Ltd. (a)	1,300	108,901
Valens Semiconductor Ltd. (a)	1,100	2,585

		111,486

Software & Services — 0.0%
JFrog Ltd. (a)	10,300	455,466
Radware Ltd. (a)	1,600	29,952
Sapiens International Corp. NV	1,000	32,160
SimilarWeb Ltd. (a)	400	3,600
Wix.com Ltd. (a)	4,200	577,416

		1,098,594

Technology Hardware & Equipment — 0.0%
AudioCodes Ltd.	1,100	14,344
Ituran Location & Control Ltd.	500	13,980
Silicom Ltd. (a)	300	4,455

		32,779

Total Middle East		4,123,709

North America — 21.4%
Automobiles & Components — 0.1%
Adient PLC (a)	5,000	164,600
American Axle & Manufacturing Holdings, Inc. (a)	500	3,680
Canoo, Inc. (a)	23	82
Cooper-Standard Holdings, Inc. (a)	2,600	43,056
Dana, Inc.	200	2,540
Ford Motor Co.	38,900	516,592
General Motors Co.	61,200	2,775,420
Gentherm, Inc. (a)	1,700	97,886

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Holley, Inc. (a)	800	$3,568
Motorcar Parts of America, Inc. (a)	500	4,020
Mullen Automotive, Inc. (a)	1	5
Standard Motor Products, Inc.	800	26,840
Stoneridge, Inc. (a)	1,200	22,128
Superior Industries International, Inc. (a)	1,100	3,190

		3,663,607

Banks — 2.7%
1st Source Corp.	300	15,726
Amerant Bancorp, Inc.	2,904	67,634
Ameris Bancorp	177,062	8,566,260
Ames National Corp.	100	2,018
Arrow Financial Corp.	522	13,060
Bank of Hawaii Corp.	28,656	1,787,848
Bank of Marin Bancorp	11,932	200,100
BankFinancial Corp.	55	578
Banner Corp.	800	38,400
Bar Harbor Bankshares	200	5,296
BayCom Corp.	200	4,122
Blue Ridge Bankshares, Inc.	100	269
Bridgewater Bancshares, Inc. (a)	500	5,820
Brookline Bancorp, Inc.	297	2,958
Business First Bancshares, Inc.	600	13,368
Byline Bancorp, Inc.	1,000	21,720
Camden National Corp.	400	13,408
Capital Bancorp, Inc.	100	2,083
Capital City Bank Group, Inc.	200	5,540
Carter Bankshares, Inc. (a)	700	8,848
Central Pacific Financial Corp.	4,285	84,629
Civista Bancshares, Inc.	200	3,076
CNB Financial Corp.	500	10,195
Coastal Financial Corp. (a)	400	15,548
Codorus Valley Bancorp, Inc.	100	2,276
Colony Bankcorp, Inc.	500	5,750
Columbia Banking System, Inc.	32,711	632,958
Comerica, Inc.	144,594	7,951,224
Commerce Bancshares, Inc.	26,674	1,419,057
Community Trust Bancorp, Inc.	400	17,060
Community West Bancshares	100	1,989
ConnectOne Bancorp, Inc.	1,400	27,300
CrossFirst Bankshares, Inc. (a)	1,000	13,840
Eagle Bancorp, Inc.	2,700	63,423
ECB Bancorp, Inc. (a)	100	1,298
Enact Holdings, Inc.	4,300	134,074
Equity Bancshares, Inc., Class A	200	6,874

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Esquire Financial Holdings, Inc.	100	$4,747
Farmers National Banc Corp.	800	10,688
Financial Institutions, Inc.	500	9,410
First Bancorp	800	28,896
First Bancshares, Inc. (The)	80,175	2,080,541
First Busey Corp.	1,100	26,455
First Community Bankshares, Inc.	200	6,926
First Community Corp.	100	1,743
First Financial Bankshares, Inc.	5,100	167,331
First Financial Corp.	300	11,499
First Foundation, Inc.	4,900	36,995
First Horizon Corp.	795,122	12,244,879
First Internet Bancorp	200	6,948
First of Long Island Corp. (The)	2,600	28,834
First Western Financial, Inc. (a)	30,623	446,483
Five Star Bancorp	11,850	266,625
Flushing Financial Corp.	5,014	63,227
Frost Bankers, Inc.	760	85,553
FS Bancorp, Inc.	100	3,471
FVCBankcorp, Inc. (a)	175	2,132
German American Bancorp, Inc.	700	24,248
Great Southern Bancorp, Inc.	100	5,482
Guaranty Bancshares, Inc.	100	3,036
Hanmi Financial Corp.	2,900	46,168
Heartland Financial USA, Inc.	1,500	52,725
Heritage Commerce Corp.	5,500	47,190
Heritage Financial Corp.	2,000	38,780
Hilltop Holdings, Inc.	70,383	2,204,396
Hingham Institution For Savings The	18,752	3,271,474
HomeTrust Bancshares, Inc.	300	8,202
Hope Bancorp, Inc.	2,400	27,624
Horizon Bancorp, Inc.	1,600	20,528
Independent Bank Corp.	500	12,675
Independent Bank Group, Inc.	800	36,520
International Bancshares Corp.	108,021	6,064,299
Investar Holding Corp.	100	1,636
Kearny Financial Corp.	800	5,152
Lakeland Bancorp, Inc.	2,035	24,623
LCNB Corp.	200	3,188
Live Oak Bancshares, Inc.	2,200	91,322
Macatawa Bank Corp.	700	6,853
Mercantile Bank Corp.	300	11,547
Merchants Bancorp	450	19,431
Meridian Corp.	100	992
Metrocity Bankshares, Inc.	100	2,496
Metropolitan Bank Holding Corp. (a)	1,000	38,500
Mid Penn Bancorp, Inc.	200	4,002

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Midland States Bancorp, Inc.	600	$15,078
MidWestOne Financial Group, Inc.	200	4,688
Northeast Bank	100	5,534
Northfield Bancorp, Inc.	200	1,944
OceanFirst Financial Corp.	2,600	42,666
Ocwen Financial Corp. (a)	94	2,539
OFG Bancorp	2,100	77,301
Old Second Bancorp, Inc.	1,900	26,296
OP Bancorp	200	1,996
PCB Bancorp	200	3,266
Peapack-Gladstone Financial Corp.	30,974	753,597
Penns Woods Bancorp, Inc.	200	3,882
Peoples Bancorp, Inc.	900	26,649
Pinnacle Financial Partners, Inc.	125,158	10,748,569
PNC Financial Services Group, Inc. (The) (c)	1,959	316,574
Preferred Bank	400	30,708
Premier Financial Corp.	100	2,030
Primis Financial Corp.	600	7,302
Provident Bancorp, Inc. (a)	500	4,550
QCR Holdings, Inc.	200	12,148
RBB Bancorp	400	7,204
Riverview Bancorp, Inc.	200	944
S&T Bancorp, Inc.	400	12,832
Sandy Spring Bancorp, Inc.	118,329	2,742,866
Seacoast Banking Corp. of Florida	315,100	8,000,389
Shore Bancshares, Inc.	600	6,900
Sierra Bancorp	200	4,040
SmartFinancial, Inc.	200	4,214
South Plains Financial, Inc.	200	5,352
Southern First Bancshares, Inc. (a)	100	3,176
Southern Missouri Bancorp, Inc.	100	4,371
Southside Bancshares, Inc.	700	20,461
Stock Yards Bancorp, Inc.	400	19,564
Synovus Financial Corp.	205,401	8,228,364
Territorial Bancorp, Inc.	100	806
Texas Capital Bancshares, Inc. (a)	170,400	10,488,120
Third Coast Bancshares, Inc. (a)	100	2,002
Tompkins Financial Corp.	100	5,029
TriCo Bancshares	700	25,746
Truist Financial Corp.	126,147	4,917,210
TrustCo Bank Corp.	520	14,643
Trustmark Corp.	800	22,488
Univest Financial Corp.	1,000	20,820
US Bancorp	7,607	340,033
USCB Financial Holdings, Inc.	100	1,140
UWM Holdings Corp.	400	2,904
Veritex Holdings, Inc.	15,230	312,063
Washington Trust Bancorp, Inc.	500	13,440

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Waterstone Financial, Inc.	200	$2,434
Wells Fargo & Co.	174,964	10,140,913
WesBanco, Inc.	100	2,981
West BanCorp, Inc.	200	3,566
Westamerica BanCorp	800	39,104
Western New England Bancorp, Inc.	300	2,301
Zions Bancorp NA	15,800	685,720

		106,963,556

Capital Goods — 2.5%
3M Co.	2,000	212,140
A O Smith Corp.	1,200	107,352
AECOM	3,000	294,240
Albany International Corp., Class A	600	56,106
Allient, Inc.	500	17,840
Allison Transmission Holdings, Inc.	700	56,812
Alta Equipment Group, Inc.	1,100	14,245
AMETEK, Inc.	67,800	12,400,620
Apogee Enterprises, Inc.	1,200	71,040
Argan, Inc.	600	30,324
Art’s-Way Manufacturing Co., Inc. (a)	100	204
Astronics Corp. (a)	1,200	22,848
Atmus Filtration Technologies, Inc. (a)	2,730	88,042
Barnes Group, Inc.	100	3,715
Beacon Roofing Supply, Inc. (a)	5,300	519,506
Bloom Energy Corp., Class A (a)	30,938	347,743
Blue Bird Corp. (a)	3,700	141,858
BlueLinx Holdings, Inc. (a)	700	91,168
Bowman Consulting Group Ltd. (a)	9,155	318,502
Broadwind, Inc. (a)	700	1,666
Caesarstone Ltd. (a)	800	3,272
Columbus McKinnon Corp.	900	40,167
Commercial Vehicle Group, Inc. (a)	2,300	14,789
Concrete Pumping Holdings, Inc. (a)	1,100	8,690
Construction Partners, Inc., Class A (a)	400	22,460
Core & Main, Inc., Class A (a)	166,956	9,558,231
CSW Industrials, Inc.	100	23,460
Cummins, Inc.	3,431	1,010,944
Curtiss-Wright Corp.	100	25,594
Custom Truck One Source, Inc. (a)	4,600	26,772
DNOW, Inc. (a)	8,000	121,600
Donaldson Co., Inc.	1,700	126,956
Douglas Dynamics, Inc.	1,600	38,592
Dover Corp.	200	35,438
Ducommun, Inc. (a)	200	10,260
DXP Enterprises, Inc. (a)	600	32,238

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Energy Recovery, Inc. (a)	3,700	$58,423
Enovix Corp. (a)	30,500	244,305
Enpro, Inc.	400	67,508
Esab Corp.	1,500	165,855
EVI Industries, Inc.	100	2,490
Federal Signal Corp.	2,200	186,714
Fluor Corp. (a)	5,400	228,312
Fortune Brands Innovations, Inc.	600	50,802
FTAI Aviation Ltd.	8,700	585,510
Gates Industrial Corp. PLC (a)	33,800	598,598
GATX Corp.	1,000	134,030
Gibraltar Industries, Inc. (a)	900	72,477
Global Industrial Co.	500	22,390
GMS, Inc. (a)	400	38,936
Gorman-Rupp Co. (The)	400	15,820
Graco, Inc.	70,000	6,542,200
GrafTech International Ltd.	600	828
Great Lakes Dredge & Dock Corp. (a)	4,300	37,625
Griffon Corp.	5,100	374,034
H&E Equipment Services, Inc.	2,400	154,032
Hayward Holdings, Inc. (a)	3,100	47,461
HEICO Corp.	3,800	725,800
HEICO Corp., Class A	67,800	10,437,132
Helios Technologies, Inc.	400	17,876
Hexcel Corp.	700	50,995
Hudson Technologies, Inc. (a)	2,400	26,424
Hurco Cos., Inc.	100	2,016
Hydrofarm Holdings Group, Inc. (a)	3,400	3,672
IDEX Corp.	41,500	10,126,830
Ingersoll Rand, Inc.	48	4,558
Insteel Industries, Inc.	400	15,288
Janus International Group, Inc. (a)	21,800	329,834
Johnson Controls International PLC	16,300	1,064,716
Kaman Corp.	1,100	50,457
Karat Packaging, Inc.	100	2,861
Kennametal, Inc.	4,200	104,748
L B Foster Co., Class A (a)	100	2,731
Lockheed Martin Corp.	9,400	4,275,778
LSI Industries, Inc.	1,500	22,680
Manitowoc Co., Inc. (The) (a)	3,700	52,318
Masonite International Corp. (a)	4,800	630,960
MasTec, Inc. (a)	1,200	111,900
Masterbrand, Inc. (a)	11,300	211,762
Matrix Service Co. (a)	1,200	15,636
Mayville Engineering Co., Inc. (a)	700	10,031
McGrath RentCorp	300	37,011

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
MDU Resources Group, Inc.	700	$17,640
Mercury Systems, Inc. (a)	1,800	53,100
Miller Industries, Inc.	300	15,030
Momentus, Inc. (a)	34	15
MRC Global, Inc. (a)	8,900	111,873
Mueller Water Products, Inc., Class A	2,000	32,180
MYR Group, Inc. (a)	200	35,350
NEXTracker, Inc., Class A (a)	181,310	10,202,314
NN, Inc. (a)	1,200	5,688
Northrop Grumman Corp.	1,000	478,660
Northwest Pipe Co. (a)	300	10,404
Nuvve Holding Corp. (a)	12	13
Orion Group Holdings, Inc. (a)	500	4,100
Oshkosh Corp.	3,000	374,130
Park Aerospace Corp.	500	8,315
Proto Labs, Inc. (a)	1,900	67,925
Quanex Building Products Corp.	500	19,215
RBC Bearings, Inc. (a)	42,088	11,378,491
Redwire Corp. (a)	100	439
REV Group, Inc.	60,940	1,346,164
Rockwell Automation, Inc.	600	174,798
Rush Enterprises, Inc., Class A	1,100	58,872
Shyft Group, Inc. (The)	4,400	54,648
Simpson Manufacturing Co., Inc.	16,171	3,317,966
SPX Technologies, Inc. (a)	1,400	172,382
Standex International Corp.	100	18,222
Stanley Black & Decker, Inc.	1,000	97,930
Sterling Infrastructure, Inc. (a)	4,800	529,488
Sunrun, Inc. (a),(c)	10,662	140,525
Tecnoglass, Inc.	3,100	161,293
Tennant Co.	300	36,483
Thermon Group Holdings, Inc. (a)	2,200	71,984
Timken Co. (The)	900	78,687
Titan International, Inc. (a)	4,400	54,824
Titan Machinery, Inc. (a)	2,400	59,544
Transcat, Inc. (a)	300	33,429
Trex Co., Inc. (a)	1,300	129,675
Triumph Group, Inc. (a)	900	13,536
Tutor Perini Corp. (a)	3,400	49,164
Ultralife Corp. (a)	1,000	8,810
Vertiv Holdings Co., Class A	48,500	3,960,995
Vicor Corp. (a)	3,000	114,720
View, Inc. (a)	4	5
Wabash National Corp.	3,900	116,766
Westinghouse Air Brake Technologies Corp.	7,600	1,107,168
Westport Fuel Systems, Inc. (a)	900	6,066
Woodward, Inc.	3,700	570,244

		99,157,068

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Commercial & Professional Services — 0.3%
ACCO Brands Corp.	10,600	$59,466
Asure Software, Inc. (a)	3,000	23,340
Avalon Holdings Corp., Class A (a)	200	446
Barrett Business Services, Inc.	200	25,344
BGSF, Inc.	200	2,082
Brady Corp., Class A	1,100	65,208
BrightView Holdings, Inc. (a)	7,200	85,680
CACI International, Inc., Class A (a)	700	265,181
CBIZ, Inc. (a)	1,200	94,200
CECO Environmental Corp. (a)	2,600	59,852
Civeo Corp.	1,325	35,576
Copart, Inc. (a)	100,000	5,792,000
CRA International, Inc.	100	14,958
Dun & Bradstreet Holdings, Inc.	74,305	746,022
Ennis, Inc.	1,100	22,561
Enviri Corp. (a)	6,400	58,560
Forrester Research, Inc. (a)	500	10,780
Franklin Covey Co. (a)	600	23,556
GFL Environmental, Inc.	59,388	2,048,886
Healthcare Services Group, Inc. (a)	7,700	96,096
Heidrick & Struggles International, Inc.	700	23,562
HNI Corp.	334	15,073
Huron Consulting Group, Inc. (a)	1,100	106,282
ICF International, Inc.	400	60,252
Insperity, Inc.	400	43,844
Interface, Inc.	3,000	50,460
Kelly Services, Inc., Class A	1,300	32,552
Liquidity Services, Inc. (a)	1,000	18,600
Matthews International Corp., Class A	1,200	37,296
Millennium Corp. (a),(b),(c)	60,879	1,552,415
Mistras Group, Inc. (a)	900	8,604
Parsons Corp. (a)	3,600	298,620
Paycom Software, Inc.	3,300	656,733
Pitney Bowes, Inc.	2,800	12,124
Quad/Graphics, Inc.	100	531
Resources Connection, Inc.	1,800	23,688
TrueBlue, Inc. (a)	1,900	23,788
Upwork, Inc. (a)	31,100	381,286
Veralto Corp.	1	89
Verisk Analytics, Inc., Class A	700	165,011
Vestis Corp.	9,400	181,138
Viad Corp. (a)	100	3,949
Wilhelmina International, Inc. (a)	100	487

		13,226,178

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Consumer Discretionary Distribution & Retail — 0.0%
Destination XL Group, Inc., (a)	6,800	$24,480

Consumer Durables & Apparel — 0.2%
Acushnet Holdings Corp.	3,200	211,040
Allbirds, Inc., Class A (a)	13,400	9,301
American Outdoor Brands, Inc. (a)	500	4,400
Bassett Furniture Industries, Inc.	200	2,952
Beazer Homes USA, Inc. (a)	3,300	108,240
Charles & Colvard Ltd. (a)	1,000	341
Cricut, Inc., Class A	100	476
Culp, Inc. (a)	200	960
Delta Apparel, Inc. (a)	300	897
Escalade, Inc.	200	2,750
Ethan Allen Interiors, Inc.	1,200	41,484
Fossil Group, Inc. (a)	11,800	12,036
Funko, Inc., Class A (a)	100	624
G-III Apparel Group Ltd. (a)	2,500	72,525
Gildan Activewear, Inc.	600	22,278
GoPro, Inc., Class A (a)	17,900	39,917
Green Brick Partners, Inc. (a)	800	48,184
Hooker Furnishings Corp.	200	4,802
Installed Building Products, Inc.	100	25,873
JAKKS Pacific, Inc. (a)	1,000	24,700
Johnson Outdoors, Inc., Class A	300	13,833
Lakeland Industries, Inc.	200	3,660
Landsea Homes Corp. (a)	1,800	26,154
La-Z-Boy, Inc.	400	15,048
Legacy Housing Corp. (a)	500	10,760
MasterCraft Boat Holdings, Inc. (a)	1,700	40,324
Movado Group, Inc.	100	2,793
NIKE, Inc., Class B	27,400	2,575,052
Peloton Interactive, Inc., Class A (a)	70,100	300,379
PVH Corp.	2,700	379,647
SharkNinja, Inc.	22,412	1,396,043
Singing Machine Co., Inc. (The) (a)	800	730
Smith Douglas Homes Corp. (a)	29,752	883,634
Sturm Ruger & Co., Inc.	200	9,230
Superior Group of Cos., Inc.	200	3,304
Tempur Sealy International, Inc.	1,000	56,820
Tri Pointe Homes, Inc. (a)	700	27,062
Twin Vee PowerCats Co. (a)	200	172
Unifi, Inc. (a)	1,900	11,381
Universal Electronics, Inc. (a)	900	9,009
Vera Bradley, Inc. (a)	3,600	24,480

		6,423,295

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Consumer Services — 0.7%
2U, Inc. (a)	19,200	$7,482
Accel Entertainment, Inc. (a)	200	2,358
Allied Gaming & Entertainment, Inc. (a)	800	808
American Public Education, Inc. (a)	800	11,360
BJ’s Restaurants, Inc. (a)	2,600	94,068
Booking Holdings, Inc.	1,000	3,627,880
Carnival Corp. (a)	21,300	348,042
Carnival PLC, ADR (a)	3,700	54,501
Carriage Services, Inc.	1,000	27,040
Carrols Restaurant Group, Inc.	12,100	115,071
Cava Group, Inc. (a)	79,678	5,581,444
Chegg, Inc. (a)	23,600	178,652
Choice Hotels International, Inc.	6,600	833,910
Chuy’s Holdings, Inc. (a)	1,000	33,730
Denny’s Corp. (a)	3,600	32,256
Dine Brands Global, Inc.	1,800	83,664
Domino’s Pizza, Inc.	600	298,128
DoorDash, Inc., Class A (a)	43,800	6,032,136
DraftKings, Inc., Class A (a)	48,870	2,219,187
Duolingo, Inc. (a)	8,100	1,786,698
Dutch Bros, Inc., Class A (a)	92,003	3,036,099
El Pollo Loco Holdings, Inc. (a)	3,500	34,090
Everi Holdings, Inc. (a)	16,400	164,820
Expedia Group, Inc. (a)	300	41,325
First Watch Restaurant Group, Inc. (a)	1,900	46,778
Frontdoor, Inc. (a)	600	19,548
GEN Restaurant Group, Inc. (a)	500	5,840
Golden Entertainment, Inc.	300	11,049
Hilton Worldwide Holdings, Inc.	700	149,317
International Game Technology PLC	5,000	112,950
Kura Sushi USA, Inc., Class A (a)	300	34,548
Laureate Education, Inc.	9,500	138,415
Life Time Group Holdings, Inc. (a)	100	1,552
Lincoln Educational Services Corp. (a)	1,000	10,330
Lindblad Expeditions Holdings, Inc. (a)	2,000	18,660
Monarch Casino & Resort, Inc.	400	29,996
ONE Group Hospitality, Inc. (The) (a)	200	1,114
OneSpaWorld Holdings Ltd. (a)	1,600	21,168
Playa Hotels & Resorts NV (a)	1,300	12,610
PlayAGS, Inc. (a)	5,100	45,798
Portillo’s, Inc., Class A (a)	300	4,254
Potbelly Corp. (a)	1,300	15,743
Royal Caribbean Cruises Ltd. (a),(c)	10,900	1,515,209
Sabre Corp. (a)	67,800	164,076
Shake Shack, Inc., Class A (a)	300	31,209

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Sweetgreen, Inc., Class A (a)	19,000	$479,940
Target Hospitality Corp. (a)	1,800	19,566
Travel + Leisure Co.	1,600	78,336
Universal Technical Institute, Inc. (a)	3,200	51,008
Wendy’s Co. (The)	2,900	54,636
Wingstop, Inc.	1,600	586,240
WW International, Inc. (a)	18,200	33,670
Xponential Fitness, Inc., Class A (a)	3,100	51,274

		28,389,583

Diversified Financials — 1.4%
Acacia Research Corp. (a)	100	533
ACRES Commercial Realty Corp. (a)	133	1,870
AG Mortgage Investment Trust, Inc.	2,000	12,240
Alerus Financial Corp.	300	6,549
A-Mark Precious Metals, Inc.	400	12,276
AssetMark Financial Holdings, Inc. (a)	900	31,869
Atlanticus Holdings Corp. (a)	100	2,959
Bain Capital Specialty Finance, Inc.	4,700	73,696
Bank of New York Mellon Corp. (The)	13,405	772,396
Barings BDC, Inc.	9,900	92,070
BlackRock Liquidity Funds Treasury Trust Fund Portfolio (c)	15,849,676	15,849,676
BlackRock TCP Capital Corp.	7,701	80,321
Bridge Investment Group Holdings, Inc., Class A	1,900	13,015
Brightsphere Investment Group, Inc.	88,439	2,019,947
BrightSpire Capital, Inc.	3,000	20,670
Capital Southwest Corp.	1,800	44,928
Carlyle Secured Lending, Inc.	3,700	60,236
Cboe Global Markets, Inc.	71,805	13,192,733
Charles Schwab Corp. (The)	3,823	276,556
Cherry Hill Mortgage Investment Corp.	300	1,062
Chicago Atlantic Real Estate Finance, Inc.	1,500	23,655
Chimera Investment Corp.	1,900	8,759
CION Investment Corp.	4,500	49,500
Coinbase Global, Inc., Class A (a)	18,800	4,984,256
Consumer Portfolio Services, Inc. (a)	200	1,512
Corebridge Financial, Inc.	5,600	160,888
Credit Acceptance Corp. (a)	200	110,310
Crescent Capital BDC, Inc.	2,200	37,972
Ellington Residential Mortgage REIT	3,900	26,949
Enova International, Inc. (a)	300	18,849
EZCORP, Inc., Class A (a)	8,700	98,571
Federated Hermes, Inc.	2,400	86,688
Fidus Investment Corp.	2,900	57,246
FirstCash Holdings, Inc.	200	25,508
GCM Grosvenor, Inc., Class A	13,245	127,947

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Gladstone Capital Corp.	3,200	$34,336
Gladstone Investment Corp.	3,000	42,690
Granite Point Mortgage Trust, Inc.	5,300	25,281
Great Ajax Corp.	1,800	6,840
Green Dot Corp., Class A (a)	11,500	107,295
Hercules Capital, Inc.	400	7,380
Invesco Ltd.	15,200	252,168
Invesco Mortgage Capital, Inc.	8,600	83,248
Ladder Capital Corp.	400	4,452
Lazard, Inc.	6,300	263,781
LendingClub Corp. (a)	13,400	117,786
LendingTree, Inc. (a)	2,700	114,318
MarketAxess Holdings, Inc.	6,108	1,339,179
Medallion Financial Corp.	1,200	9,492
MidCap Financial Investment Corp.	4,100	61,664
Moneylion, Inc. (a)	1,713	122,171
Monroe Capital Corp.	2,000	14,400
Moody’s Corp.	1,200	471,636
MSCI, Inc., Class A	1,800	1,008,810
Nasdaq, Inc.	60,724	3,831,684
New Mountain Finance Corp.	9,500	120,365
Northern Trust Corp.	5,745	510,845
Oaktree Specialty Lending Corp.	31	609
OFS Capital Corp.	800	7,944
Open Lending Corp., Class A (a)	8,700	54,462
Oportun Financial Corp. (a)	3,600	8,748
Oppenheimer Holdings, Inc., Class A	700	27,944
OppFi, Inc. (a)	4,000	10,000
Oxford Square Capital Corp.	6,200	19,654
Perella Weinberg Partners	1,800	25,434
Piper Sandler Cos.	13,661	2,711,572
Portman Ridge Finance Corp.	900	17,082
Regional Management Corp.	200	4,842
Robinhood Markets, Inc., Class A (a)	172,000	3,462,360
Runway Growth Finance Corp.	5,000	60,600
S&P Global, Inc.	912	388,010
Saratoga Investment Corp.	2,100	48,720
SEI Investments Co.	900	64,710
Silvercrest Asset Management Group, Inc., Class A	300	4,743
Sixth Street Specialty Lending, Inc.	5,900	126,437
SLR Investment Corp.	4,000	61,400
Sprott, Inc.	200	7,392
State Street Corp.	300	23,196
Stellus Capital Investment Corp.	3,000	39,240
Stifel Financial Corp.	20,616	1,611,553
StoneX Group, Inc. (a)	1,100	77,286
SuRo Capital Corp. (a)	69	314

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
TPG RE Finance Trust, Inc.	3,000	$23,160
TriplePoint Venture Growth BDC Corp., Class B	1,100	10,428
Victory Capital Holdings, Inc., Class A	10,050	426,422
Virtu Financial, Inc., Class A	4,600	94,392
Westwood Holdings Group, Inc.	100	1,232
WhiteHorse Finance, Inc.	1,200	14,880
WisdomTree, Inc.	15,800	145,202

		56,514,001

Energy — 0.6%
APA Corp.	200	6,876
Baytex Energy Corp.	14	51
Berry Corp.	3,400	27,370
CONSOL Energy, Inc.	1,400	117,264
Cool Co., Ltd.	1,600	17,792
Crescent Energy Co., Class A	237,917	2,831,212
CVR Energy, Inc.	9,400	335,204
Delek US Holdings, Inc.	13,700	421,138
Devon Energy Corp. (c)	18,166	911,570
DHT Holdings, Inc.	1,500	17,250
Diamond Offshore Drilling, Inc. (a)	3,700	50,468
Diamondback Energy, Inc. (c)	2,810	556,858
DMC Global, Inc. (a)	1,500	29,235
Dorian LPG Ltd.	2,300	88,458
Epsilon Energy Ltd.	1,000	5,495
Forum Energy Technologies, Inc. (a)	400	7,992
FutureFuel Corp.	5,300	42,665
Granite Ridge Resources, Inc.	300	1,950
Gulfport Energy Corp. (a)	100	16,012
Hallador Energy Co. (a)	4,400	23,452
Helix Energy Solutions Group, Inc. (a)	21,200	229,808
Hess Corp. (c)	24,418	3,727,163
Kinetik Holdings, Inc.	3,080	122,800
Kodiak Gas Services, Inc.	26,526	725,221
Magnolia Oil & Gas Corp., Class A	500	12,975
Mammoth Energy Services, Inc. (a)	900	3,276
Marathon Petroleum Corp. (c)	3,746	754,819
Matador Resources Co.	52,048	3,475,245
Nabors Industries Ltd. (a)	900	77,517
NACCO Industries, Inc., Class A	100	3,020
Natural Gas Services Group, Inc. (a)	400	7,772
Navigator Holdings Ltd.	2,600	39,910
Newpark Resources, Inc. (a)	13,600	98,192
Nordic American Tankers Ltd.	28,500	111,720
North American Construction Group Ltd.	1,100	24,508
NOV, Inc.	5,500	107,360

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Oil States International, Inc. (a)	14,700	$90,552
Overseas Shipholding Group, Inc., Class A	8,400	53,760
Ovintiv, Inc.	18	934
Patterson-UTI Energy, Inc.	118,968	1,420,478
PBF Energy, Inc., Class A	23,100	1,329,867
Permian Resources Corp.	297,510	5,254,026
Precision Drilling Corp. (a)	900	60,561
Profire Energy, Inc. (a)	1,100	2,035
ProPetro Holding Corp. (a)	6,100	49,288
REX American Resources Corp. (a)	300	17,613
Select Water Solutions, Inc.	9,700	89,531
SilverBow Resources, Inc. (a)	400	13,656
Smart Sand, Inc. (a)	3,200	6,112
Solaris Oilfield Infrastructure, Inc., Class A	5,500	47,685
Teekay Corp. (a)	12,300	89,544
Teekay Tankers Ltd., Class A	4,963	289,889
TETRA Technologies, Inc. (a)	11,200	49,616
Transocean Ltd. (a)	80,733	507,003
Vital Energy, Inc. (a)	450	23,643
Vitesse Energy, Inc.	2,400	56,952
W&T Offshore, Inc.	10,400	27,560
World Kinect Corp.	5,900	156,055

		24,665,978

Engineering & Construction — 0.0%
QualTek Services, Inc., (a),(b),(c)	441,828	0

Financial Services — 0.0%
PennantPark Floating Rate Capital Ltd.	4,000	45,520
PennantPark Investment Corp.	9,700	66,736

		112,256

Food & Staples Retailing — 0.2%
BBB Foods, Inc., Class A (a)	59,502	1,414,957
Costco Wholesale Corp.	400	293,052
Dollar Tree, Inc. (a),(c)	2,624	349,386
Ingles Markets, Inc., Class A	300	23,004
Natural Grocers by Vitamin Cottage, Inc., Class C	500	9,025
PriceSmart, Inc.	600	50,400
SpartanNash Co.	2,200	44,462
Village Super Market, Inc., Class A	200	5,722
Walmart, Inc. (c)	88,078	5,299,653
Weis Markets, Inc.	900	57,960

		7,547,621

Food, Beverage & Tobacco — 0.4%
Altria Group, Inc.	12,800	558,336

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Celsius Holdings, Inc. (a)	2,600	$215,592
Dole PLC	5,300	63,229
Duckhorn Portfolio, Inc. (The) (a)	2,400	22,344
Eastside Distilling, Inc. (a)	45	45
Flowers Foods, Inc.	3,500	83,125
Fresh Del Monte Produce, Inc.	2,600	67,366
General Mills, Inc.	26,200	1,833,214
Hain Celestial Group, Inc. (The) (a)	2,000	15,720
Hershey Co. (The)	15,200	2,956,400
Hormel Foods Corp.	1,400	48,846
Kellanova	4,400	252,076
Keurig Dr Pepper, Inc.	172,656	5,295,360
Laird Superfood, Inc. (a)	400	960
Limoneira Co.	400	7,824
McCormick & Co., Inc.	11,104	852,898
MGP Ingredients, Inc.	1,300	111,969
Mondelez International, Inc., Class A (c)	3,689	258,230
National Beverage Corp. (a)	1,500	71,190
PepsiCo, Inc.	2,800	490,028
Post Holdings, Inc. (a)	2,900	308,212
Primo Water Corp.	5,900	107,439
Tootsie Roll Industries, Inc.	1,030	32,991
Tyson Foods, Inc., Class A	100	5,873
Universal Corp.	1,000	51,720
Village Farms International, Inc. (a)	1,300	1,612
Vita Coco Co., Inc. (The) (a)	10,000	244,300
Vital Farms, Inc. (a)	100	2,325
WK Kellogg Co.	1,500	28,200

		13,987,424

Health Care Equipment & Services — 0.5%
23andMe Holding Co., Class A (a)	1,300	692
Abbott Laboratories	3,500	397,810
Accolade, Inc. (a)	1,300	13,624
Accuray, Inc. (a)	7,300	18,031
Addus HomeCare Corp. (a)	100	10,334
Alphatec Holdings, Inc. (a)	2,600	35,854
American Shared Hospital Services (a)	100	295
American Well Corp., Class A (a)	200	162
AngioDynamics, Inc. (a)	8,900	52,243
Artivion, Inc. (a)	100	2,116
AtriCure, Inc. (a)	3,500	106,470
Augmedix, Inc. (a)	2,900	11,861
Avanos Medical, Inc. (a)	1,400	27,874
Avinger, Inc. (a)	34	104
Baxter International, Inc.	2,300	98,302

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Bioventus, Inc., Class A (a)	1,400	$7,280
BrightSpring Health Services, Inc. (a)	89,255	970,202
Brookdale Senior Living, Inc. (a)	9,709	64,176
Cardinal Health, Inc.	700	78,330
Castle Biosciences, Inc. (a)	1,700	37,655
Cencora, Inc.	9,900	2,405,601
Cigna Group (The)	600	217,914
Clover Health Investments Corp. (a)	31,700	25,170
Community Health Systems, Inc. (a)	31,400	109,900
CONMED Corp.	500	40,040
CorVel Corp. (a)	200	52,592
Cue Health, Inc. (a)	4,300	811
CVRx, Inc. (a)	400	7,284
Electromed, Inc. (a)	100	1,615
FONAR Corp. (a)	100	2,136
GE HealthCare Technologies, Inc.	59,503	5,409,418
Globus Medical, Inc., Class A (a)	9,300	498,852
GoodRx Holdings, Inc., Class A (a)	16,100	114,310
Guardant Health, Inc. (a)	15,400	317,702
Haemonetics Corp. (a)	1,100	93,885
Health Catalyst, Inc. (a)	4,300	32,379
HealthStream, Inc.	800	21,328
Hims & Hers Health, Inc. (a)	500	7,735
Humana, Inc.	15,000	5,200,800
InfuSystem Holdings, Inc. (a)	500	4,285
Inogen, Inc. (a)	4,500	36,315
Integra LifeSciences Holdings Corp. (a)	7,300	258,785
iRadimed Corp.	400	17,596
Joint Corp. (The) (a)	600	7,836
LeMaitre Vascular, Inc.	1,100	72,996
LivaNova PLC (a)	2,800	156,632
Merit Medical Systems, Inc. (a)	400	30,300
National Research Corp.	100	3,961
Neuronetics, Inc. (a)	1,000	4,760
Nevro Corp. (a)	7,700	111,188
Nexgel, Inc. (a)	300	819
Novocure Ltd. (a)	20,300	317,289
OPKO Health, Inc. (a)	14,701	17,641
OptimizeRx Corp. (a)	1,200	14,580
Orthofix Medical, Inc. (a)	1,406	20,415
Outset Medical, Inc. (a)	5,100	11,322
Owens & Minor, Inc. (a)	5,700	157,947
Pediatrix Medical Group, Inc. (a)	400	4,012
Pennant Group, Inc. (The) (a)	1,900	37,297
PetIQ, Inc. (a)	1,700	31,076
Phreesia, Inc. (a)	1,300	31,109

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Premier, Inc., Class A	1,300	$28,730
PROCEPT BioRobotics Corp. (a)	600	29,652
Pulmonx Corp. (a)	3,300	30,591
RxSight, Inc. (a)	5,500	283,690
Select Medical Holdings Corp.	200	6,030
Semler Scientific, Inc. (a)	100	2,921
Sensus Healthcare, Inc. (a)	1,400	5,320
SI-BONE, Inc. (a)	4,700	76,939
Silk Road Medical, Inc. (a)	9,000	164,880
Star Equity Holdings, Inc. (a)	400	355
Surmodics, Inc. (a)	400	11,736
Tactile Systems Technology, Inc. (a)	1,800	29,250
Talkspace, Inc. (a)	10,700	38,199
Tandem Diabetes Care, Inc. (a)	15,000	531,150
Teladoc Health, Inc. (a)	17,800	268,780
TruBridge, Inc. (a)	1,200	11,064
U.S. Physical Therapy, Inc.	100	11,287
Varex Imaging Corp. (a)	4,000	72,400
Viemed Healthcare, Inc. (a)	1,800	16,974
Zimvie, Inc. (a)	1,200	19,788
Zynex, Inc. (a)	2,600	32,162

		19,512,946

Household & Personal Products — 0.1%
Edgewell Personal Care Co.	3,700	142,968
Estee Lauder Cos., Inc. (The), Class A	33,200	5,117,780
Nature’s Sunshine Products, Inc. (a)	400	8,308
Nu Skin Enterprises, Inc., Class A	6,500	89,895
Olaplex Holdings, Inc. (a)	43,700	83,904
Reynolds Consumer Products, Inc.	2,700	77,112
USANA Health Sciences, Inc. (a)	200	9,700
WD-40 Co.	300	75,993

		5,605,660

Insurance — 0.8%
American Coastal Insurance Corp., Class C (a)	1,000	10,690
Brighthouse Financial, Inc. (a)	3,500	180,390
Citizens, Inc. (a)	800	1,712
Crawford & Co., Class A	300	2,829
eHealth, Inc. (a)	2,900	17,487
Employers Holdings, Inc.	1,000	45,390
F&G Annuities & Life, Inc.	1,100	44,605
Fidelis Insurance Holdings Ltd.	2,900	56,492
Greenlight Capital Re Ltd., Class A (a)	1,200	14,964
Hagerty, Inc., Class A (a)	500	4,575
Hanover Insurance Group, Inc. (The)	400	54,468

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
HCI Group, Inc.	600	$69,648
Heritage Insurance Holdings, Inc.	3,100	33,015
Horace Mann Educators Corp.	2,400	88,776
James River Group Holdings Ltd.	8,600	79,980
Kemper Corp.	1,700	105,264
Kinsale Capital Group, Inc.	18,900	9,917,586
Lincoln National Corp.	15,200	485,336
Mercury General Corp.	2,100	108,360
Oscar Health, Inc., Class A (a)	29,000	431,230
ProAssurance Corp.	2,200	28,292
RLI Corp.	82,500	12,248,775
Selectquote, Inc. (a)	800	1,600
Skyward Specialty Insurance Group, Inc. (a)	5,000	187,050
Tiptree, Inc.	800	13,824
Trupanion, Inc. (a)	1,700	46,937
United Fire Group, Inc.	600	13,062
Universal Insurance Holdings, Inc.	2,900	58,928
Unum Group	6,900	370,254
W R Berkley Corp.	87,000	7,694,280

		32,415,799

Materials — 0.4%
AdvanSix, Inc.	500	14,300
Alcoa Corp.	39,100	1,321,189
American Vanguard Corp.	2,200	28,490
AptarGroup, Inc.	500	71,945
ATI, Inc. (a)	1,200	61,404
Axalta Coating Systems Ltd. (a)	700	24,073
B2Gold Corp.	10,200	26,622
Carpenter Technology Corp.	1,300	92,846
Centerra Gold, Inc.	4,500	26,595
Century Aluminum Co. (a)	1,200	18,468
Clearwater Paper Corp. (a)	1,200	52,476
Constellium SE, Class A (a)	2,000	44,220
DuPont de Nemours, Inc.	800	61,336
Ecovyst, Inc. (a)	4,700	52,405
FMC Corp.	7,800	496,860
Franco-Nevada Corp.	900	107,244
Gatos Silver, Inc. (a)	5,500	46,145
Glatfelter Corp. (a)	4,300	8,600
Gold Resource Corp. (a)	600	261
HB Fuller Co.	1,300	103,662
Huntsman Corp.	4,000	104,120
Innospec, Inc.	100	12,894
Intrepid Potash, Inc. (a)	1,800	37,548
Knife River Corp. (a)	4,800	389,184

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Linde PLC	22,626	$10,505,704
Louisiana-Pacific Corp.	100	8,391
LSB Industries, Inc. (a)	7,500	65,850
McEwen Mining, Inc. (a)	3,800	37,468
Minerals Technologies, Inc.	100	7,528
Mosaic Co.	10,800	350,568
Myers Industries, Inc.	1,100	25,487
New Gold, Inc. (a)	18,300	31,110
O-I Glass, Inc. (a)	7,800	129,402
Origin Materials, Inc. (a)	1,200	612
Pactiv Evergreen, Inc.	400	5,728
Ramaco Resources, Inc., Class A	10,000	168,400
Ranpak Holdings Corp. (a)	6,200	48,794
Rayonier Advanced Materials, Inc. (a)	11,000	52,580
Royal Gold, Inc.	100	12,181
Ryerson Holding Corp.	2,600	87,100
Schnitzer Steel Industries, Inc., Class A	300	6,339
Sherwin-Williams Co. (c)	6,272	2,178,454
Silvercorp Metals, Inc.	20,000	65,200
SSR Mining, Inc. (a)	18,900	84,294
SunCoke Energy, Inc.	6,600	74,382
Sylvamo Corp.	1,500	92,610
Ternium SA, ADR	2,900	120,698
TimkenSteel Corp. (a)	3,300	73,425
Tredegar Corp.	2,200	14,344
TriMas Corp.	1,100	29,403
Trinseo PLC	100	378
Universal Stainless & Alloy Products, Inc. (a)	800	17,936
Warrior Met Coal, Inc.	4,800	291,360

		17,788,613

Media & Entertainment — 1.4%
Alphabet, Inc., Class A (a),(c)	79,798	12,043,912
Altice USA, Inc., Class A (a)	7,500	19,575
Angi, Inc. (a)	15,400	40,348
Boston Omaha Corp., Class A (a)	600	9,276
Cardlytics, Inc. (a)	1,100	15,939
Clear Channel Outdoor Holdings, Inc. (a)	2,700	4,455
comScore, Inc. (a)	160	2,464
DHI Group, Inc. (a)	1,500	3,825
Eventbrite, Inc., Class A (a)	18,400	100,832
Fluent, Inc. (a)	1,800	887
Gaia, Inc. (a)	600	1,848
Gannett Co., Inc. (a)	1,700	4,148
Harte Hanks, Inc. (a)	200	1,496
iHeartMedia, Inc., Class A (a)	4,300	8,987

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Integral Ad Science Holding Corp. (a)	10,900	$108,673
Liberty Broadband Corp., Class C (a),(c)	5,430	310,759
Liberty Broadband Corp., Class A (a),(c)	1,468	83,852
Liberty Media Corp.-Liberty Formula One, Class C (a),(c)	2,535	166,296
Liberty Media Corp.-Liberty Live, Class C (a),(c)	5,806	254,419
Liberty Media Corp.-Liberty Live, Class A (a),(c)	3,573	151,317
Marcus Corp. (The)	3,500	49,910
Meta Platforms, Inc., Class A (c)	27,176	13,196,122
Netflix, Inc. (a),(c)	19,734	11,985,050
Nextdoor Holdings, Inc. (a)	3,100	6,975
Pinterest, Inc., Class A (a)	136,800	4,742,856
Playstudios, Inc. (a)	4,800	13,344
Reddit, Inc., Class A (a)	11,896	586,711
Reservoir Media, Inc. (a)	800	6,344
ROBLOX Corp., Class A (a)	132,800	5,070,304
Roku, Inc. (a)	3,000	195,510
Shutterstock, Inc.	2,700	123,687
Snap, Inc., Class A (a)	187,600	2,153,648
Spotify Technology SA (a)	11,400	3,008,460
TechTarget, Inc. (a)	1,400	46,312
Townsquare Media, Inc., Class A	500	5,490
Travelzoo (a)	1,400	14,252
TrueCar, Inc. (a)	3,000	10,170
Urban One, Inc. (a)	200	408
Vimeo, Inc. (a)	16,500	67,485
Warner Music Group Corp., Class A	800	26,416
Zedge, Inc., Class B (a)	500	1,385
Ziff Davis, Inc. (a)	100	6,304
ZoomInfo Technologies, Inc., Class A (a)	23,400	375,102

		55,025,553

Pharmaceuticals, Biotechnology & Life Sciences — 1.0%
4D Molecular Therapeutics, Inc. (a)	1,500	47,790
89bio, Inc. (a)	7,100	82,644
AbCellera Biologics, Inc. (a)	24,900	112,797
Aclaris Therapeutics, Inc. (a)	16,300	20,212
Acumen Pharmaceuticals, Inc. (a)	2,400	9,720
Adicet Bio, Inc. (a)	7,842	18,429
ADMA Biologics, Inc. (a)	48,700	321,420
Adverum Biotechnologies, Inc. (a)	570	8,060
Aeglea BioTherapeutics, Inc. (a)	4,700	178,271
Aldeyra Therapeutics, Inc. (a)	9,800	32,046
Alector, Inc. (a)	8,900	53,578
Aligos Therapeutics, Inc. (a)	1,000	980
Alkermes PLC (a)	8,700	235,509
Allogene Therapeutics, Inc. (a)	28,000	125,160

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Allovir, Inc. (a)	3,500	$2,642
Alnylam Pharmaceuticals, Inc. (a)	1,000	149,450
Alpine Immune Sciences, Inc. (a)	10,700	424,148
Amneal Pharmaceuticals, Inc. (a)	3,800	23,028
Amphastar Pharmaceuticals, Inc. (a)	1,900	83,429
Amylyx Pharmaceuticals, Inc. (a)	6,300	17,892
AnaptysBio, Inc. (a)	2,000	45,040
ANI Pharmaceuticals, Inc. (a)	500	34,565
Anika Therapeutics, Inc. (a)	800	20,320
Annexon, Inc. (a)	3,800	27,246
Arcellx, Inc. (a)	600	41,730
Arcutis Biotherapeutics, Inc. (a)	1,500	14,865
Ardelyx, Inc. (a)	3,600	26,280
Arvinas, Inc. (a)	100	4,128
Assertio Holdings, Inc. (a)	17,650	16,932
Atea Pharmaceuticals, Inc. (a)	8,900	35,956
Athira Pharma, Inc. (a)	4,800	13,152
aTyr Pharma, Inc. (a)	3,400	6,630
Aura Biosciences, Inc. (a)	100	785
Avid Bioservices, Inc. (a)	3,000	20,100
Avidity Biosciences, Inc. (a)	9,300	237,336
Avita Medical, Inc. (a)	1,500	24,045
Avrobio, Inc. (a)	5,400	6,912
Beam Therapeutics, Inc. (a)	800	26,432
BioAtla, Inc. (a)	4,700	16,168
BioCryst Pharmaceuticals, Inc. (a)	43,200	219,456
Biogen, Inc. (a)	500	107,815
Biohaven Ltd. (a)	800	43,752
BioMarin Pharmaceutical, Inc. (a)	3,300	288,222
Biomea Fusion, Inc. (a)	100	1,495
Bio-Path Holdings, Inc. (a)	1	4
Black Diamond Therapeutics, Inc. (a)	800	4,056
Bluebird Bio, Inc. (a)	10,200	13,056
Bridgebio Pharma, Inc. (a)	8,400	259,728
Bristol-Myers Squibb Co.	213,300	11,567,259
C4 Therapeutics, Inc. (a)	15,700	128,269
Cara Therapeutics, Inc. (a)	10,800	9,828
CareDx, Inc. (a)	8,300	87,897
Caribou Biosciences, Inc. (a)	200	1,028
Celcuity, Inc. (a)	100	2,160
Clearside Biomedical, Inc. (a)	500	765
Codexis, Inc. (a)	12,000	41,880
Cogent Biosciences, Inc. (a)	1,100	7,392
Coherus Biosciences, Inc. (a)	2,600	6,214
Collegium Pharmaceutical, Inc. (a)	4,300	166,926
Compass Therapeutics, Inc. (a)	300	594

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Corcept Therapeutics, Inc. (a)	11,500	$289,685
Corvus Pharmaceuticals, Inc. (a)	4,000	7,120
Cumberland Pharmaceuticals, Inc. (a)	300	504
Curis, Inc. (a)	95	1,033
CytomX Therapeutics, Inc. (a)	4,500	9,810
Deciphera Pharmaceuticals, Inc. (a)	7,300	114,829
Design Therapeutics, Inc. (a)	5,300	21,359
DiaMedica Therapeutics, Inc. (a)	100	277
Disc Medicine, Inc. (a)	300	18,678
Dominari Holdings, Inc. (a)	300	735
Eagle Pharmaceuticals, Inc. (a)	2,900	15,196
Edgewise Therapeutics, Inc. (a)	400	7,296
Editas Medicine, Inc. (a)	18,700	138,754
Eledon Pharmaceuticals, Inc. (a)	300	618
Eli Lilly & Co.	4,600	3,578,616
Emergent BioSolutions, Inc. (a)	12,000	30,360
Enanta Pharmaceuticals, Inc. (a)	4,000	69,840
Erasca, Inc. (a)	15,100	31,106
Esperion Therapeutics, Inc. (a)	42,500	113,900
Exelixis, Inc. (a)	24,800	588,504
Fate Therapeutics, Inc. (a)	19,700	144,598
FibroGen, Inc. (a)	18,100	42,535
Forte Biosciences, Inc. (a)	800	560
Fulcrum Therapeutics, Inc. (a)	12,200	115,168
Fusion Pharmaceuticals, Inc. (a)	400	8,528
G1 Therapeutics, Inc. (a)	4,900	21,168
Generation Bio Co. (a)	4,000	16,280
Gilead Sciences, Inc.	44,600	3,266,950
GlycoMimetics, Inc. (a)	1,800	5,400
Gossamer Bio, Inc. (a)	18,300	21,594
Harmony Biosciences Holdings, Inc. (a)	3,800	127,604
Harrow, Inc. (a)	4,800	63,504
Harvard Bioscience, Inc. (a)	1,300	5,512
Hookipa Pharma, Inc. (a)	100	71
Humacyte, Inc. (a)	29,737	92,482
Ideaya Biosciences, Inc. (a)	8,200	359,816
Ikena Oncology, Inc. (a)	300	426
Illumina, Inc. (a)	2,900	398,228
Immunic, Inc. (a)	7,300	9,636
Incyte Corp. (a)	18,700	1,065,339
Inhibrx, Inc. (a)	4,500	157,320
Innoviva, Inc. (a)	3,400	51,816
Inotiv, Inc. (a)	300	3,282
Inozyme Pharma, Inc. (a)	1,200	9,192
Insmed, Inc. (a)	12,300	333,699
Instil Bio, Inc. (a)	320	3,456

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Intellia Therapeutics, Inc. (a)	13,200	$363,132
Ionis Pharmaceuticals, Inc. (a)	13,700	593,895
Ironwood Pharmaceuticals, Inc. (a)	20,100	175,071
Janux Therapeutics, Inc. (a)	600	22,590
KalVista Pharmaceuticals, Inc. (a)	2,800	33,208
Karyopharm Therapeutics, Inc. (a)	2,000	3,020
Kezar Life Sciences, Inc. (a)	16,700	15,057
Kodiak Sciences, Inc. (a)	4,200	22,092
Kronos Bio, Inc. (a)	3,700	4,810
Kura Oncology, Inc. (a)	1,400	29,862
Kymera Therapeutics, Inc. (a)	4,900	196,980
Larimar Therapeutics, Inc. (a)	2,633	19,984
LENZ Therapeutics, Inc.	228	5,091
Lipocine, Inc. (a)	318	1,654
Liquidia Corp. (a)	6,000	88,500
Lumos Pharma, Inc. (a)	300	846
Lyell Immunopharma, Inc. (a)	200	446
Lyra Therapeutics, Inc. (a)	2,000	12,440
MannKind Corp. (a)	27,200	123,216
Maravai LifeSciences Holdings, Inc., Class A (a)	18,900	163,863
Marinus Pharmaceuticals, Inc. (a)	1,300	11,752
MaxCyte, Inc. (a)	300	1,257
Medpace Holdings, Inc. (a)	1,900	767,885
Merck & Co., Inc.	16,600	2,190,370
Mersana Therapeutics, Inc. (a)	9,700	43,456
Mettler-Toledo International, Inc. (a)	600	798,774
MiMedx Group, Inc. (a)	10,900	83,930
Mind Medicine MindMed, Inc. (a)	94	884
Mirum Pharmaceuticals, Inc. (a)	4,800	120,576
Morphic Holding, Inc. (a)	6,700	235,840
Nektar Therapeutics (a)	29,000	27,092
Neurocrine Biosciences, Inc. (a)	2,200	303,424
NextCure, Inc. (a)	800	1,784
NGM Biopharmaceuticals, Inc. (a)	8,200	13,038
Nurix Therapeutics, Inc. (a)	1,500	22,050
Nuvation Bio, Inc. (a)	13,300	48,412
Ocean Biomedical, Inc. (a)	34	129
Olema Pharmaceuticals, Inc. (a)	3,700	41,884
Omeros Corp. (a)	2,300	7,935
Onconova Therapeutics, Inc. (a)	1,333	1,346
Oncternal Therapeutics, Inc. (a)	200	1,800
Organogenesis Holdings, Inc. (a)	13,500	38,340
ORIC Pharmaceuticals, Inc. (a)	200	2,750
Pacira BioSciences, Inc. (a)	900	26,298
Passage Bio, Inc. (a)	3,200	4,320
PDS Biotechnology Corp. (a)	2,300	9,108

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Personalis, Inc. (a)	4,500	$6,705
Pfizer, Inc.	103,700	2,877,675
Phibro Animal Health Corp., Class A	1,000	12,930
Phio Pharmaceuticals Corp. (a)	41	28
Pliant Therapeutics, Inc. (a)	4,000	59,600
PMV Pharmaceuticals, Inc. (a)	4,500	7,650
Praxis Precision Medicines, Inc. (a)	595	36,307
Precision BioSciences, Inc. (a)	119	1,614
Prelude Therapeutics, Inc. (a)	1,200	5,688
Prime Medicine, Inc. (a)	900	6,300
Protagonist Therapeutics, Inc. (a)	7,900	228,547
Protara Therapeutics, Inc. (a)	400	1,604
PTC Therapeutics, Inc. (a)	7,900	229,811
Puma Biotechnology, Inc. (a)	4,400	23,320
Quanterix Corp. (a)	4,500	106,020
Quince Therapeutics, Inc. (a)	1,400	1,484
RAPT Therapeutics, Inc. (a)	5,900	52,982
Recursion Pharmaceuticals, Inc., Class A (a)	100	997
REGENXBIO, Inc. (a)	100	2,107
Relay Therapeutics, Inc. (a)	4,900	40,670
Relmada Therapeutics, Inc. (a)	4,800	22,320
Replimune Group, Inc. (a)	6,000	49,020
Rigel Pharmaceuticals, Inc. (a)	15,700	23,236
Rocket Pharmaceuticals, Inc. (a)	3,600	96,984
Royalty Pharma PLC, Class A	13,200	400,884
Sage Therapeutics, Inc. (a)	100	1,874
Sangamo Therapeutics, Inc. (a)	29,100	19,503
Sarepta Therapeutics, Inc. (a)	14,400	1,864,224
Savara, Inc. (a)	4,800	23,904
Seelos Therapeutics, Inc. (a)	30	18
Seer, Inc. (a)	5,600	10,640
SELLAS Life Sciences Group, Inc. (a)	33	33
Sensei Biotherapeutics, Inc. (a)	400	420
Shattuck Labs, Inc. (a)	100	894
Spruce Biosciences, Inc. (a)	1,400	1,100
Stoke Therapeutics, Inc. (a)	17,843	240,880
Supernus Pharmaceuticals, Inc. (a)	3,100	105,741
Sutro Biopharma, Inc. (a)	9,800	55,370
Syndax Pharmaceuticals, Inc. (a)	5,200	123,760
Synlogic, Inc. (a)	173	310
Tarsus Pharmaceuticals, Inc. (a)	400	14,540
Tenaya Therapeutics, Inc. (a)	1,500	7,845
Tharimmune, Inc. (a)	100	42
Tourmaline Bio, Inc.	270	6,183
Travere Therapeutics, Inc. (a)	14,400	111,024
Twist Bioscience Corp. (a)	600	20,586

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Ultragenyx Pharmaceutical, Inc. (a)	7,800	$364,182
United Therapeutics Corp. (a)	500	114,860
UroGen Pharma Ltd. (a)	200	3,000
Vanda Pharmaceuticals, Inc. (a)	11,400	46,854
Ventyx Biosciences, Inc. (a)	4,500	24,750
Vera Therapeutics, Inc. (a)	500	21,560
Verastem, Inc. (a)	1,108	13,074
Vericel Corp. (a)	700	36,414
Vertex Pharmaceuticals, Inc. (a)	200	83,602
Viridian Therapeutics, Inc. (a)	2,800	49,028
Vistagen Therapeutics, Inc. (a)	47	248
WaVe Life Sciences Ltd. (a)	700	4,319
Werewolf Therapeutics, Inc. (a)	3,800	24,624
XBiotech, Inc. (a)	300	2,439
Xencor, Inc. (a)	8,200	181,466
Xenon Pharmaceuticals, Inc. (a)	2,800	120,540
Y-mAbs Therapeutics, Inc. (a)	3,000	48,780
Zentalis Pharmaceuticals, Inc. (a)	600	9,456

		41,618,768

Real Estate — 0.3%
Agree Realty Corp.	900	51,408
American Healthcare REIT, Inc.	41,637	614,146
Americold Realty Trust, Inc.	38,068	948,655
Anywhere Real Estate, Inc. (a)	100	618
Chatham Lodging Trust	1,000	10,110
Community Healthcare Trust, Inc.	400	10,620
CTO Realty Growth, Inc.	2,000	33,900
Diversified Healthcare Trust	23,300	57,318
Douglas Elliman, Inc.	200	316
Elme Communities	500	6,960
Equity Commonwealth (a)	100,600	1,899,328
Essential Properties Realty Trust, Inc.	106,696	2,844,515
Farmland Partners, Inc.	1,200	13,320
Forestar Group, Inc. (a)	1,300	52,247
Four Corners Property Trust, Inc.	200	4,894
Franklin Street Properties Corp.	200	454
Getty Realty Corp.	1,300	35,555
Gladstone Land Corp.	2,600	34,684
Medalist Diversified REIT, Inc.	112	646
Office Properties Income Trust	2,200	4,488
Opendoor Technologies, Inc. (a)	32,500	98,475
Piedmont Office Realty Trust, Inc., Class A	6,400	44,992
Plymouth Industrial REIT, Inc.	3,000	67,500
Presidio Property Trust, Inc., Class A	500	610
Rafael Holdings, Inc., Class B (a)	500	860

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
RE/MAX Holdings, Inc., Class A	700	$6,139
Redfin Corp. (a)	16,900	112,385
RMR Group, Inc. (The), Class A	900	21,600
Seritage Growth Properties, Class A (a)	100	965
Summit Hotel Properties, Inc.	3,800	24,738
Tejon Ranch Co. (a)	500	7,705
Terreno Realty Corp.	73,682	4,892,485
Universal Health Realty Income Trust	300	11,013

		11,913,649

Retailing — 0.6%
1-800-Flowers.com, Inc., Class A (a)	2,000	21,660
1stdibs.com, Inc. (a)	1,600	9,536
Aaron’s Co., Inc. (The)	2,500	18,750
Abercrombie & Fitch Co., Class A (a)	400	50,132
Advance Auto Parts, Inc.	7,700	655,193
Amazon.com, Inc. (a),(c)	77,593	13,996,225
Arhaus, Inc.	4,000	61,560
Arko Corp.	2,400	13,680
Big Lots, Inc.	5,900	25,547
Build-A-Bear Workshop, Inc.	1,100	32,857
Burlington Stores, Inc. (a),(c)	1,276	296,274
Carvana Co. (a)	26,800	2,355,988
Cato Corp. (The), Class A	1,400	8,078
Chewy, Inc., Class A (a)	5,700	90,687
Children’s Place, Inc. (The) (a)	2,800	32,312
Citi Trends, Inc. (a)	500	13,565
Conn’s, Inc. (a)	1,500	5,025
Duluth Holdings, Inc., Class B (a)	200	980
Etsy, Inc. (a)	1,100	75,592
Five Below, Inc. (a)	400	72,552
Gap, Inc. (The)	42,500	1,170,875
Group 1 Automotive, Inc.	100	29,223
Groupon, Inc. (a)	8,922	119,019
Guess?, Inc.	7,400	232,878
Haverty Furniture Cos., Inc.	1,100	37,532
Home Depot, Inc. (The) (c)	2,461	944,040
J Jill, Inc. (a)	1,200	38,364
Kohl’s Corp.	25,500	743,325
Monro, Inc.	2,500	78,850
O’Reilly Automotive, Inc. (a)	500	564,440
Petco Health & Wellness Co., Inc. (a)	53,100	121,068
PetMed Express, Inc.	3,200	15,328
Qurate Retail, Inc., Series A (a)	73,300	90,159
RealReal, Inc. (The) (a)	24,000	93,840
Revolve Group, Inc. (a)	4,700	99,499

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
RH (a)	200	$69,652
Ross Stores, Inc. (c)	10,248	1,503,997
Shoe Carnival, Inc.	100	3,664
Sleep Number Corp. (a)	600	9,618
Sonic Automotive, Inc., Class A	100	5,694
Stitch Fix, Inc., Class A (a)	11,600	30,624
Urban Outfitters, Inc. (a)	5,900	256,178
Wayfair, Inc., Class A (a)	21,700	1,472,996

		25,567,056

Semiconductors & Semiconductor Equipment — 1.3%
ACM Research, Inc., Class A (a)	700	20,398
Advanced Micro Devices, Inc. (a),(c)	3,009	543,094
Alpha & Omega Semiconductor Ltd. (a)	1,600	35,264
Ambarella, Inc. (a)	6,800	345,236
Amtech Systems, Inc. (a)	400	2,164
Applied Materials, Inc. (c)	10,534	2,172,427
ARM Holdings PLC, ADR (a)	44,628	5,578,054
Astera Labs, Inc. (a)	29,743	2,206,633
AXT, Inc. (a)	7,800	35,802
Broadcom, Inc. (c)	428	567,275
CEVA, Inc. (a)	800	18,168
Credo Technology Group Holding Ltd. (a)	22,200	470,418
CVD Equipment Corp. (a)	100	471
Enphase Energy, Inc. (a),(c)	3,518	425,608
Everspin Technologies, Inc. (a)	1,600	12,672
FormFactor, Inc. (a)	1,600	73,008
Intel Corp.	2,100	92,757
inTEST Corp. (a)	1,800	23,850
Kopin Corp. (a)	1,800	3,240
Lattice Semiconductor Corp. (a)	9,800	766,654
Marvell Technology, Inc. (c)	2,952	209,238
Maxeon Solar Technologies Ltd. (a)	8,100	26,973
MaxLinear, Inc. (a)	10,200	190,434
Micron Technology, Inc. (c)	109,913	12,957,644
NVIDIA Corp. (c)	16,207	14,643,997
ON Semiconductor Corp. (a),(c)	7,762	570,895
PDF Solutions, Inc. (a)	1,900	63,973
Photronics, Inc. (a)	3,300	93,456
Pixelworks, Inc. (a)	400	1,032
Qorvo, Inc. (a)	5,400	620,082
QUALCOMM, Inc.	33,000	5,586,900
Semtech Corp. (a)	5,500	151,195
Silicon Laboratories, Inc. (a)	500	71,860
SiTime Corp. (a)	1,900	177,137
SkyWater Technology, Inc. (a)	1,200	12,204

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
SMART Global Holdings, Inc. (a)	5,400	$142,128
SolarEdge Technologies, Inc. (a)	13,100	929,838
Synaptics, Inc. (a)	3,300	321,948
Teradyne, Inc.	1,400	157,962
Veeco Instruments, Inc. (a)	4,730	166,354

		50,488,443

Software & Services — 3.5%
8x8, Inc. (a)	20,400	55,080
A10 Networks, Inc.	6,600	90,354
ACI Worldwide, Inc. (a)	180,669	6,000,017
Affirm Holdings, Inc. (a)	55,500	2,067,930
Agilysys, Inc. (a)	800	67,408
Akamai Technologies, Inc. (a)	1,100	119,636
Alarm.com Holdings, Inc. (a)	200	14,494
Altair Engineering, Inc., Class A (a)	100	8,615
Amdocs Ltd.	4,700	424,739
American Software, Inc., Class A	2,600	29,770
Appfolio, Inc., Class A (a)	200	49,348
AppLovin Corp., Class A (a)	50,400	3,488,688
Arteris, Inc. (a)	100	732
Asana, Inc., Class A (a)	14,100	218,409
Atlassian Corp., Class A (a)	400	78,044
AvidXchange Holdings, Inc. (a)	418,561	5,504,077
Backblaze, Inc., Class A (a)	6,000	61,380
BigCommerce Holdings, Inc., Series 1 (a)	4,500	31,005
Blend Labs, Inc., Class A (a)	300	975
Block, Inc. (a)	41,900	3,543,902
Brightcove, Inc. (a)	4,600	8,924
Cass Information Systems, Inc.	400	19,268
CCC Intelligent Solutions Holdings, Inc. (a)	238,010	2,846,600
Cipher Mining, Inc. (a)	1,400	7,210
Cleanspark, Inc. (a)	8,500	180,285
Clearwater Analytics Holdings, Inc., Class A (a)	89,176	1,577,523
Cloudflare, Inc., Class A (a)	46,900	4,541,327
CommVault Systems, Inc. (a)	2,000	202,860
Conduent, Inc. (a)	2,500	8,450
Confluent, Inc., Class A (a)	26,600	811,832
Crowdstrike Holdings, Inc., Class A (a)	33,900	10,868,001
CSG Systems International, Inc.	700	36,078
CyberArk Software Ltd. (a)	600	159,378
Datadog, Inc., Class A (a)	16,600	2,051,760
Digimarc Corp. (a)	400	10,872
Digital Turbine, Inc. (a)	13,000	34,060
DigitalOcean Holdings, Inc. (a)	1,200	45,816
DocuSign, Inc. (a)	44,200	2,632,110

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Domo, Inc., Class B (a)	2,400	$21,408
Edgio, Inc. (a)	40	386
eGain Corp. (a)	1,200	7,740
Elastic NV (a)	12,573	1,260,318
ExlService Holdings, Inc. (a)	9,600	305,280
Expensify, Inc., Class A (a)	5,700	10,488
Fair Isaac Corp. (a),(c)	782	977,195
Fastly, Inc., Class A (a)	5,100	66,147
Fidelity National Information Services, Inc.	55,215	4,095,849
Fortinet, Inc. (a)	55,100	3,763,881
Freshworks, Inc., Class A (a)	7,900	143,859
Gartner, Inc. (a)	900	429,003
Gitlab, Inc., Class A (a)	17,300	1,008,936
GoDaddy, Inc., Class A (a)	7,400	878,232
Hackett Group, Inc. (The)	1,000	24,300
HashiCorp, Inc., Class A (a)	6,100	164,395
HubSpot, Inc. (a)	900	563,904
I3 Verticals, Inc., Class A (a)	400	9,156
IBEX Holdings Ltd. (a)	700	10,801
Informatica, Inc., Class A (a)	2,000	70,000
Information Services Group, Inc.	1,400	5,656
Intellicheck, Inc. (a)	500	1,740
Jack Henry & Associates, Inc.	900	156,357
Klaviyo, Inc., Class A (a)	3,100	78,988
Kyndryl Holdings, Inc. (a)	200	4,352
LivePerson, Inc. (a)	17,200	17,155
LiveRamp Holdings, Inc. (a)	2,800	96,600
Marqeta, Inc., Class A (a)	244,628	1,457,983
Mastercard, Inc., Class A	6,300	3,033,891
MeridianLink, Inc. (a)	4,177	78,110
Microsoft Corp. (c)	11,563	4,864,785
Model N, Inc. (a)	2,400	68,328
Monday.com Ltd. (a)	8,500	1,919,895
MongoDB, Inc. (a)	1,800	645,552
N-able, Inc. (a)	5,200	67,964
NetSol Technologies, Inc. (a)	200	554
Nutanix, Inc., Class A (a)	35,100	2,166,372
Nuvei Corp.	20,159	637,428
Okta, Inc. (a)	1,500	156,930
Olo, Inc., Class A (a)	7,900	43,371
ON24, Inc.	1,500	10,710
Oracle Corp. (c)	11,818	1,484,459
Palantir Technologies, Inc., Class A (a)	326,400	7,510,464
Paymentus Holdings, Inc., Class A (a)	300	6,825
Payoneer Global, Inc. (a)	52,000	252,720
PayPal Holdings, Inc. (a)	175,100	11,729,949

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Paysafe Ltd. (a)	2,275	$35,922
PTC, Inc. (a)	1,300	245,622
Q2 Holdings, Inc. (a)	107,535	5,652,040
Qualys, Inc. (a)	2,700	450,549
Rackspace Technology, Inc. (a)	800	1,264
Red Violet, Inc. (a)	100	1,955
Repay Holdings Corp. (a)	900	9,900
Rimini Street, Inc. (a)	5,700	18,582
RingCentral, Inc., Class A (a)	2,800	97,272
Samsara, Inc., Class A (a)	33,100	1,250,849
SecureWorks Corp., Class A (a)	500	3,360
SEMrush Holdings, Inc., Class A (a)	4,000	53,040
SentinelOne, Inc., Class A (a)	53,900	1,256,409
ServiceNow, Inc. (a)	500	381,200
Shift4 Payments, Inc., Class A (a)	1,902	125,665
Snowflake, Inc., Class A (a)	32,476	5,248,122
SolarWinds Corp. (a)	7,500	94,650
SoundThinking, Inc. (a)	300	4,764
SPS Commerce, Inc. (a)	200	36,980
Squarespace, Inc., Class A (a)	8,000	291,520
SS&C Technologies Holdings, Inc.	100	6,437
Telos Corp. (a)	7,200	29,952
Tenable Holdings, Inc. (a)	8,700	430,041
TTEC Holdings, Inc.	2,600	26,962
UiPath, Inc., Class A (a)	90,100	2,042,567
Unisys Corp. (a)	12,800	62,848
Unity Software, Inc. (a)	54,600	1,457,820
Upland Software, Inc. (a)	4,000	12,360
Varonis Systems, Inc. (a)	4,500	212,265
VeriSign, Inc. (a)	1,600	303,216
Vertex, Inc., Class A (a)	4,000	127,040
VirnetX Holding Corp.	210	1,331
Visa, Inc., Class A	36,900	10,298,052
Weave Communications, Inc. (a)	7,100	81,508
Workiva, Inc. (a)	1,900	161,120
Xperi, Inc. (a)	100	1,206
Yext, Inc. (a)	10,100	60,903
Zoom Video Communications, Inc., Class A (a)	55,500	3,628,035
Zscaler, Inc. (a)	34,400	6,626,472
Zuora, Inc., Class A (a)	12,700	115,824

		139,150,997

Technology Hardware & Equipment — 1.4%
Aeva Technologies, Inc. (a)	240	943
Airgain, Inc. (a)	300	1,635
Amphenol Corp., Class A	97,602	11,258,391

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Apple, Inc. (c)	66,434	$11,392,102
Aviat Networks, Inc. (a)	500	19,170
Bel Fuse, Inc., Class B	600	36,186
Benchmark Electronics, Inc.	1,500	45,015
CalAmp Corp. (a)	92	305
Cambium Networks Corp. (a)	1,200	5,172
Celestica, Inc. (a)	3,000	134,820
CommScope Holding Co., Inc. (a)	35,200	46,112
CompoSecure, Inc. (a)	1,700	12,291
Comtech Telecommunications Corp. (a)	1,900	6,517
CPI Card Group, Inc. (a)	200	3,572
Crane NXT Co.	2,300	142,370
Daktronics, Inc. (a)	1,400	13,944
Digi International, Inc. (a)	100	3,193
DZS, Inc. (a)	700	924
EMCORE Corp. (a)	5,200	1,794
Evolv Technologies Holdings, Inc. (a)	5,600	24,920
Extreme Networks, Inc. (a)	19,600	226,184
FARO Technologies, Inc. (a)	2,100	45,171
Hewlett Packard Enterprise Co. (c)	155,005	2,748,239
HP, Inc. (c)	519	15,684
Identiv, Inc. (a)	600	4,752
Immersion Corp.	2,200	16,456
Infinera Corp. (a)	6,000	36,180
IonQ, Inc. (a)	4,900	48,951
IPG Photonics Corp. (a)	2,000	181,380
Itron, Inc. (a)	1,700	157,284
Kimball Electronics, Inc. (a)	200	4,330
Lantronix, Inc. (a)	200	712
Lumentum Holdings, Inc. (a)	2,400	113,640
Methode Electronics, Inc.	2,900	35,322
Neonode, Inc. (a)	100	140
NETGEAR, Inc. (a)	3,000	47,310
NetScout Systems, Inc. (a)	1,300	28,392
nLight, Inc. (a)	2,500	32,500
PAR Technology Corp. (a)	300	13,608
PC Connection, Inc.	100	6,593
Plexus Corp. (a)	100	9,482
Pure Storage, Inc., Class A (a)	46,000	2,391,540
Ribbon Communications, Inc. (a)	2,900	9,280
Sanmina Corp. (a)	2,000	124,360
Super Micro Computer, Inc. (a)	5,950	6,009,678
TD SYNNEX Corp.	44,307	5,011,122
Teledyne Technologies, Inc. (a)	34,900	14,983,268
Vishay Precision Group, Inc. (a)	500	17,665
Western Digital Corp. (a),(c)	28,671	1,956,509

		57,425,108

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Telecommunication Services — 0.1%
Bandwidth, Inc., Class A (a)	4,100	$74,866
Gogo, Inc. (a)	700	6,146
IDT Corp., Class B	800	30,248
Learfield Communications LLC (a),(c)	91,802	4,567,149
Lumen Technologies, Inc. (a)	223,500	348,660
NII Holdings, Inc. (a),(b)	50,677	13,176
Ooma, Inc. (a)	800	6,824
Spok Holdings, Inc.	2,600	41,470
T-Mobile U.S., Inc. (c)	1,703	277,964

		5,366,503

Transportation — 0.4%
Air Transport Services Group, Inc. (a)	2,500	34,400
Canadian Pacific Kansas City Ltd.	140,000	12,343,800
Covenant Logistics Group, Inc.	200	9,272
Daseke, Inc. (a)	4,300	35,690
Forward Air Corp.	200	6,222
Genco Shipping & Trading Ltd.	1,500	30,495
Heartland Express, Inc.	800	9,552
Hub Group, Inc., Class A	200	8,644
Lyft, Inc., Class A (a)	89,977	1,741,055
Marten Transport Ltd.	2,899	53,573
Old Dominion Freight Line, Inc.	600	131,586
PAM Transportation Services, Inc. (a)	100	1,621
Pangaea Logistics Solutions Ltd.	2,800	19,516
Radiant Logistics, Inc. (a)	1,900	10,298
Schneider National, Inc., Class B	4,100	92,824
Seanergy Maritime Holdings Corp.	30	261
Spirit Airlines, Inc.	600	2,904
Uber Technologies, Inc. (a)	20,100	1,547,499
Universal Logistics Holdings, Inc.	300	11,061

		16,090,273

Utilities — 0.5%
AES Corp. (The)	9,500	170,335
Artesian Resources Corp., Class A	300	11,133
Avangrid, Inc.	4,000	145,760
Consolidated Water Co. Ltd.	100	2,931
Dominion Energy, Inc.	148,753	7,317,160
Evergy, Inc.	9,300	496,434
Exelon Corp.	148,755	5,588,725
Hawaiian Electric Industries, Inc.	25,200	284,004
NRG Energy, Inc.	47,800	3,235,582
Pinnacle West Capital Corp.	29,752	2,223,367
PNM Resources, Inc.	7,400	278,536

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Sunnova Energy International, Inc. (a),(c)	1,214	$7,442
TransAlta Corp.	1,400	9,002
Unitil Corp.	200	10,470
York Water Co. (The)	400	14,508

		19,795,389

Total North America		858,439,804

Oceania — 0.0%
Energy — 0.0%
Imperial Petroleum, Inc., (a)	40	125

Total Oceania		125

South America — 0.1%
Banks — 0.1%
Banco Bradesco SA, ADR	200	572
Grupo Supervielle SA, ADR (a)	600	3,426
NU Holdings Ltd., Class A (a)	293,100	3,496,683

		3,500,681

Capital Goods — 0.0%
Embraer SA, ADR (a)	1,600	42,624

Consumer Services — 0.0%
Arcos Dorados Holdings, Inc., Class A	6,963	77,428
Despegar.com Corp. (a)	3,400	40,664

		118,092

Diversified Financials — 0.0%
Vinci Partners Investments Ltd., Class A	200	2,260
XP, Inc., Class A (a)	26,600	682,556

		684,816

Energy — 0.0%
Geopark Ltd.	1,500	14,400
Gran Tierra Energy, Inc. (a)	7,390	52,765

		67,165

Food, Beverage & Tobacco — 0.0%
Adecoagro SA	500	5,510
BRF SA, ADR (a)	100	326

		5,836

Health Care Equipment & Services — 0.0%
Auna SA, Class A (a)	59,525	633,941

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Materials — 0.0%
Cia Siderurgica Nacional SA, ADR	300	$939
Loma Negra Cia Industrial Argentina SA, ADR	200	1,336
Nexa Resources SA (a)	600	4,296

		6,571

Media & Entertainment — 0.0%
VTEX, Class A (a)	8,000	65,360

Software & Services — 0.0%
Dlocal Ltd. (a)	11,600	170,520
StoneCo Ltd., Class A (a)	39,500	656,095

		826,615

Utilities — 0.0%
Cia Energetica de Minas Gerais, ADR	300	741

Total South America		5,952,442

TOTAL COMMON STOCK (COST $781,326,701)		890,894,935

PREFERRED STOCK — 0.1%
North America — 0.1%
Commercial & Professional Services — 0.0%
Journey Group PLC (a),(b),(c)	15,330	0

Consumer Discretionary Distribution & Retail — 0.1%
Guitar Center, Inc. (a),(b),(c)	38,645	3,188,213

Health Care Equipment & Services — 0.0%
ATI Physical Therapy, Inc. (a),(b),(c)	3,039	2,355,225

Total North America		5,543,438

TOTAL PREFERRED STOCK (COST $8,825,537)		5,543,438

Security Description	Principal Amount	Value

ASSET-BACKED SECURITIES — 5.6%
Europe — 0.1%
Eaton Vance CLO Ltd., Series 2013-1A, Class C3R, 3 mo. TSFR + 3.66%, 8.98%, 01/15/34 (c),(d),(e)	$2,500,000	2,481,390
Halseypoint CLO 7 Ltd., Series 2023-7A, Class D, 3 mo. TSFR + 5.84%, 11.16%, 07/20/36 (c),(d),(e)	1,000,000	1,022,953

Total Europe		3,504,343

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount	Value
North America — 5.5%
ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASP6, Class A2C, 1 mo. TSFR + .43%, 5.76%, 12/25/36 (c),(e)	$2,433,280	$685,723
AIMCO CLO, Series 2015-AA, Class DR2, 3 mo. TSFR + 3.31%, 8.63%, 10/17/34 (c),(d),(e)	1,700,000	1,691,378
Allegro CLO XI Ltd., Series 2019-2A, Class D, 3 mo. TSFR + 4.21%, 9.52%, 01/19/33 (c),(d),(e)	1,500,000	1,492,369
Allegro CLO XII Ltd., Series 2020-1A, Class E, 3 mo. TSFR + 7.36%, 12.68%, 01/21/32 (c),(d),(e)	2,250,000	2,229,586
Allegro CLO XV Ltd., Series 2022-1A, Class D, 3 mo. TSFR + 3.65%, 8.97%, 07/20/35 (c),(d),(e)	1,500,000	1,462,596
AMMC CLO 24 Ltd., Series 2021-24A, Class E, 3 mo. TSFR + 6.83%, 12.15%, 01/20/35 (c),(d),(e)	1,000,000	961,334
Apidos CLO XVIII Ltd., Series 2018-18A, Class C, 3 mo. TSFR + 2.46%, 7.78%, 10/22/30 (c),(d),(e)	1,500,000	1,502,395
Ares LIV CLO Ltd., Series 2019-54A, Class E, 3 mo. TSFR + 7.60%, 12.92%, 10/15/32 (c),(d),(e)	250,000	248,250
ARES Loan Funding IV Ltd., Series 2023-ALF4A, Class D, 3 mo. TSFR + 4.68%, 10.03%, 10/15/36 (c),(d),(e)	1,000,000	1,001,751
Ares LVIII CLO Ltd., Series 2020-58A, Class CR, 3 mo. TSFR + 2.10%, 7.41%, 01/15/35 (c),(d),(e)	1,900,000	1,851,303
Ares LXI CLO Ltd., Series 2021-61A, Class E, 3 mo. TSFR + 6.51%, 11.83%, 10/20/34 (c),(d),(e)	1,000,000	992,500
ARES LXI CLO Ltd., Series 2021-61A, Class DR, 3 mo. TSFR + 3.90%, 0.00%, 04/20/37 (c),(d),(e),(f)	1,000,000	1,000,000
Ares LXVI CLO Ltd., Series 2022-66A, Class ER, 3 mo. TSFR + 7.00%, 12.32%, 07/25/36 (c),(d),(e)	2,000,000	1,964,008
Ares LXVIII CLO Ltd., Series 2023-68A, Class E, 3 mo. TSFR + 8.55%, 13.87%, 04/25/35 (c),(d),(e)	1,000,000	998,827
Ares XLIII CLO Ltd., Series 2017-43A, Class ER, 3 mo. TSFR + 7.12%, 12.44%, 07/15/34 (c),(d),(e)	1,500,000	1,443,246
Bain Capital Credit CLO 2024-2 Ltd., Series 2024-2A, Class D1, 3.70%, 07/15/37 (c),(d),(e)	1,000,000	1,000,000
Bain Capital Credit CLO Ltd.,
Series 2020-3A, Class CR, 3 mo. TSFR + 2.41%, 7.73%, 10/23/34 (c),(d),(e)	1,000,000	996,460
Series 2020-4A, Class D1AR, 3 mo. TSFR + 4.75%, 10.07%, 10/20/36 (c),(d),(e)	1,000,000	1,002,437
Series 2020-4A, Class ER, 3 mo. TSFR + 7.98%, 13.30%, 10/20/36 (c),(d),(e)	1,000,000	998,374
Series 2023-1A, Class D, 3 mo. TSFR + 4.90%, 10.21%, 04/16/36 (c),(d),(e)	1,000,000	1,001,370
Series 2023-2A, Class E, 3 mo. TSFR + 8.48%, 13.78%, 07/18/36 (c),(d),(e)	1,000,000	1,000,909

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount	Value
Balboa Bay Loan Funding Ltd.,
Series 2020-1A, Class DR, 3 mo. TSFR + 3.41%, 8.73%, 01/20/32 (c),(d),(e)	$1,185,000	$1,179,011
Series 2021-1A, Class E, 3 mo. TSFR + 6.42%, 11.74%, 07/20/34 (c),(d),(e)	1,000,000	913,319
Series 2023-1A, Class D, 3 mo. TSFR + 5.50%, 10.82%, 04/20/35 (c),(d),(e)	1,000,000	995,000
Ballyrock CLO Ltd.,
Series 2020-14A, Class C, 3 mo. TSFR + 3.86%, 9.18%, 01/20/34 (c),(d),(e)	2,000,000	1,975,320
Series 2022-19A, Class B, 3 mo. TSFR + 2.35%, 7.67%, 04/20/35 (c),(d),(e)	1,250,000	1,241,980
Series 2022-19A, Class C, 3 mo. TSFR + 3.50%, 8.82%, 04/20/35 (c),(d),(e)	1,350,000	1,333,372
Series 2022-20A, Class CR, 3 mo. TSFR + 4.15%, 9.46%, 07/15/34 (c),(d),(e)	2,000,000	1,995,132
Series 2022-20A, Class DR, 3 mo. TSFR + 7.25%, 12.56%, 07/15/34 (c),(d),(e)	1,500,000	1,495,611
Barings CLO Ltd.,
Series 2018-3A, Class D, 3 mo. TSFR + 3.16%, 8.48%, 07/20/29 (c),(d),(e)	1,000,000	995,810
Series 2018-4A, Class D, 3 mo. TSFR + 3.16%, 8.48%, 10/15/30 (c),(d),(e)	1,000,000	991,648
Series 2019-2A, Class DR, 3 mo. TSFR + 7.04%, 12.36%, 04/15/36 (c),(d),(e)	500,000	486,710
Series 2019-3A, Class ER, 3 mo. TSFR + 6.69%, 12.28%, 04/20/31 (c),(d),(e)	2,000,000	1,949,888
Series 2021-2A, Class E, 3 mo. TSFR + 6.51%, 11.83%, 07/15/34 (c),(d),(e)	1,000,000	955,808
Series 2022-2A, Class D, 3 mo. TSFR + 4.25%, 9.56%, 07/15/35 (c),(d),(e)	1,500,000	1,493,031
Series 2023-3A, Class D, 3 mo. TSFR + 4.50%, 9.91%, 10/15/36 (c),(d),(e)	1,500,000	1,500,853
Series 2023-3A, Class E, 3 mo. TSFR + 7.33%, 12.74%, 10/15/36 (c),(d),(e)	1,000,000	998,943
BCAPB LLC Trust, Series 2007-AB1, Class A1, 1 mo. TSFR + .41%, 4.85%, 03/25/37 (c),(e)	678,164	249,685
BDS Ltd., Series 2021-FL7, Class C, 1 mo. TSFR + 1.81%, 7.14%, 06/16/36 (c),(d),(e)	1,000,000	965,129
Benefit Street Partners CLO X Ltd.,
Series 2016-10A, Class CRR, 3 mo. TSFR + 3.76%, 9.08%, 04/20/34 (c),(d),(e)	2,000,000	1,936,572
Series 2016-10A, Class DRR, 3 mo. TSFR + 7.01%, 12.33%, 04/20/34 (c),(d),(e)	1,000,000	992,575
Benefit Street Partners CLO XX Ltd., Series 2020-20A, Class ER, 3 mo. TSFR + 7.01%, 12.33%, 07/15/34 (c),(d),(e)	1,000,000	992,609

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount	Value
Benefit Street Partners CLO XXI Ltd., Series 2020-21A, Class ER, 3 mo. TSFR + 6.96%, 12.28%, 10/15/34 (c),(d),(e)	$1,000,000	$992,499
Benefit Street Partners CLO XXII Ltd., Series 2020-22A, Class ER, 3 mo. TSFR + 6.93%, 12.25%, 04/20/35 (c),(d),(e)	1,000,000	984,510
Benefit Street Partners CLO XXIII Ltd., Series 2021-23A, Class D, 3 mo. TSFR + 3.91%, 9.24%, 04/25/34 (c),(d),(e)	1,800,000	1,783,640
BHG Securitization Trust, Series 2022-A, Class C, 3.08%, 02/20/35 (c),(d)	312,000	275,734
BlueMountain CLO XXIX Ltd., Series 2020-29A, Class ER, 3 mo. TSFR + 7.12%, 12.45%, 07/25/34 (c),(d),(e)	1,000,000	957,532
BlueMountain CLO XXVIII Ltd., Series 2021-28A, Class E, 3 mo. TSFR + 6.66%, 11.98%, 04/15/34 (c),(d),(e)	250,000	235,997
BlueMountain CLO XXXII Ltd., Series 2021-32A, Class D, 3 mo. TSFR + 3.66%, 8.98%, 10/15/34 (c),(d),(e)	2,000,000	1,932,052
BPCRE Ltd.,
Series 2022-FL2, Class AS, 1 mo. TSFR + 3.10%, 8.43%, 01/16/37 (c),(d),(e)	1,000,000	999,989
Series 2022-FL2, Class B, 1 mo. TSFR + 3.80%, 9.13%, 01/16/37 (c),(d),(e)	1,000,000	999,987
Broad River BSL Funding CLO Ltd.,
Series 2020-1A, Class DR, 3 mo. TSFR + 3.36%, 8.68%, 07/20/34 (c),(d),(e)	1,400,000	1,375,630
Series 2020-1A, Class ER, 3 mo. TSFR + 6.76%, 12.08%, 07/20/34 (c),(d),(e)	2,000,000	1,960,934
BSPRT Issuer Ltd., Series 2022-FL9, Class C, 1 mo. TSFR + 3.92%, 9.24%, 07/15/39 (c),(d),(e)	1,277,000	1,229,982
Canyon CLO Ltd., Series 2021-3A, Class D, 3 mo. TSFR + 3.31%, 8.63%, 07/15/34 (c),(d),(e)	1,000,000	967,094
Capital Four US CLO III Ltd., Series 2022-2A, Class D1, 3 mo. TSFR + 5.80%, 11.12%, 01/21/35 (c),(d),(e)	1,000,000	1,008,121
Carlyle U.S. CLO Ltd.,
Series 2019-1A, Class CR, 3 mo. TSFR + 3.61%, 8.93%, 04/20/31 (c),(d),(e)	1,500,000	1,490,621
Series 2021-9A, Class E, 3 mo. TSFR + 6.89%, 12.21%, 10/20/34 (c),(d),(e)	1,000,000	992,914
Carlyle US CLO Ltd.,
Series 2019-2A, Class CR, 3 mo. TSFR + 3.46%, 8.78%, 07/15/32 (c),(d),(e)	1,500,000	1,484,852
Series 2020-1A, Class DR, 3 mo. TSFR + 6.51%, 11.83%, 07/20/34 (c),(d),(e)	1,000,000	992,354

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount	Value
Series 2023-5A, Class E, 3 mo. TSFR + 7.90%, 13.22%, 01/27/36 (c),(d),(e)	$1,000,000	$995,748
CarVal CLO I Ltd., Series 2018-1A, Class E, 3 mo. TSFR + 6.03%, 11.35%, 07/16/31 (c),(d),(e)	2,000,000	1,918,278
CarVal CLO II Ltd., Series 2019-1A, Class ER, 3 mo. TSFR + 6.83%, 12.15%, 04/20/32 (c),(d),(e)	2,500,000	2,468,635
CarVal CLO IV Ltd., Series 2021-1A, Class E, 3 mo. TSFR + 6.86%, 12.18%, 07/20/34 (c),(d),(e)	1,000,000	938,847
CarVal CLO IX-C Ltd., Series 2024-1A, Class E, 3 mo. TSFR + 6.75%, 12.07%, 04/20/37 (c),(d),(e)	1,000,000	992,010
Cedar Funding IV CLO Ltd., Series 2014-4A, Class ERR, 3 mo. TSFR + 6.87%, 12.19%, 07/23/34 (c),(d),(e)	1,500,000	1,419,453
Cedar Funding VI CLO Ltd.,
Series 2016-6A, Class DRR, 3 mo. TSFR + 3.57%, 8.89%, 04/20/34 (c),(d),(e)	1,000,000	983,362
Series 2016-6A, Class ERR, 3 mo. TSFR + 6.98%, 12.30%, 04/20/34 (c),(d),(e)	1,250,000	1,199,300
Cedar Funding XII CLO Ltd., Series 2020-12A, Class CR, 3 mo. TSFR + 2.21%, 7.54%, 10/25/34 (c),(d),(e)	1,500,000	1,479,699
Cedar Funding XVII CLO Ltd., Series 2023-17A, Class E, 3 mo. TSFR + 8.16%, 13.48%, 07/20/36 (c),(d),(e)	1,000,000	1,000,838
CIFC Funding Ltd.,
Series 2019-3A, Class CR, 3 mo. TSFR + 3.31%, 8.63%, 10/16/34 (c),(d),(e)	1,140,000	1,136,176
Series 2019-3A, Class DR, 3 mo. TSFR + 7.06%, 12.38%, 10/16/34 (c),(d),(e)	1,000,000	985,523
Series 2021-6A, Class D, 3 mo. TSFR + 3.36%, 8.68%, 10/15/34 (c),(d),(e)	1,000,000	985,354
CoreVest American Finance Ltd.,
Series 2017-2, Class M, 5.38%, 12/25/27 (c),(d),(e)	1,000,000	920,151
Series 2019-2, Class XA, 2.38%, 06/15/52 (c),(d),(e),(g)	1,767,084	4,384
Series 2019-3, Class XA, 2.02%, 10/15/52 (c),(d),(e),(g)	7,015,423	95,389
Series 2020-1, Class E, 4.65%, 03/15/50 (c),(d),(e)	125,000	110,410
Series 2020-4, Class XB, 2.76%, 12/15/52 (c),(d),(e),(g)	1,000,000	94,751
Series 2020-4, Class XA, 3.81%, 12/15/52 (c),(d),(e),(g)	598,272	39,986
Series 2021-1, Class XA, 2.88%, 04/15/53 (c),(d),(e),(g)	652,536	34,073

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount	Value
Series 2021-2, Class XA, 2.99%, 07/15/54 (c),(d),(e),(g)	$782,116	$57,359
Countrywide Asset-Backed Certificates Trust, Series 2005-BC4, Class M9, 1 mo. TSFR + 2.74%, 8.07%, 08/25/35 (c),(e)	402,054	255,693
Dryden 107 CLO Ltd., Series 2023-107A, Class E, 3 mo. TSFR + 7.73%, 13.04%, 08/15/35 (c),(d),(e)	500,000	498,391
Dryden 92 CLO Ltd., Series 2021-92A, Class E, 3 mo. TSFR + 6.76%, 12.08%, 11/20/34 (c),(d),(e)	1,269,871	1,182,364
Dryden 95 CLO Ltd., Series 2021-95A, Class E, 3 mo. TSFR + 6.41%, 11.73%, 08/20/34 (c),(d),(e)	1,000,000	920,320
Elmwood CLO 21 Ltd., Series 2022-8A, Class DR, 3 mo. TSFR + 4.00%, 9.32%, 10/20/36 (c),(d),(e)	1,000,000	1,001,476
Exeter Automobile Receivables Trust, Series 2024-1A, Class E, 7.89%, 08/15/31 (c),(d)	1,426,000	1,436,276
Fort Washington CLO Ltd., Series 2021-2A, Class E, 3 mo. TSFR + 6.87%, 12.19%, 10/20/34 (c),(d),(e)	1,500,000	1,437,578
FS Rialto Issuer LLC,
Series 2022-FL4, Class C, 1 mo. SOFR + 3.25%, 8.57%, 01/19/39 (c),(d),(e)	1,000,000	977,551
Series 2022-FL5, Class B, 1 mo. TSFR + 3.37%, 8.70%, 06/19/37 (c),(d),(e)	155,000	152,646
Series 2022-FL5, Class C, 1 mo. TSFR + 3.92%, 9.25%, 06/19/37 (c),(d),(e)	1,000,000	983,779
Galaxy 30 CLO Ltd., Series 2022-30A, Class E, 3 mo. TSFR + 6.95%, 12.26%, 04/15/35 (c),(d),(e)	1,000,000	989,790
Galaxy 31 CLO Ltd.,
Series 2023-31A, Class D, 3 mo. TSFR + 5.25%, 10.56%, 04/15/36 (c),(d),(e)	1,500,000	1,509,478
Series 2023-31A, Class E, 3 mo. TSFR + 8.43%, 13.74%, 04/15/36 (c),(d),(e)	2,000,000	1,997,508
Galaxy 32 CLO Ltd., Series 2023-32A, Class D, 3 mo. TSFR + 4.30%, 9.64%, 10/20/36 (c),(d),(e)	1,000,000	1,001,336
Galaxy XXII CLO Ltd.,
Series 2016-22A, Class DRR, 3 mo. TSFR + 3.61%, 8.93%, 04/16/34 (c),(d),(e)	1,000,000	988,343
Series 2016-22A, Class ERR, 3 mo. TSFR + 6.76%, 12.08%, 04/16/34 (c),(d),(e)	500,000	496,450
Galaxy XXVII CLO Ltd., Series 2018-27A, Class E, 3 mo. TSFR + 6.04%, 11.37%, 05/16/31 (c),(d),(e)	1,000,000	988,360
Generate CLO 4 Ltd., Series 4A, Class ER, 3 mo. TSFR + 7.01%, 12.33%, 04/20/32 (c),(d),(e)	1,000,000	992,680
GoldenTree Loan Management U.S. CLO 16 Ltd., Series 2022-16A, Class ER, 3 mo. TSFR + 6.65%, 11.86%, 01/20/34 (c),(d),(e)	2,000,000	1,984,696

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount	Value
GoldenTree Loan Management US CLO 8 Ltd., Series 2020-8A, Class ER, 3 mo. TSFR + 6.41%, 11.73%, 10/20/34 (c),(d),(e)	$1,000,000	$992,385
Goldentree Loan Management US CLO Ltd., Series 2022-14A, Class D, 3 mo. TSFR + 4.45%, 9.77%, 07/20/35 (c),(d),(e)	1,500,000	1,494,292
Goodleap Sustainable Home Solutions Trust, Series 2023-3C, Class B, 7.80%, 07/20/55 (c),(d)	361,000	359,565
Greywolf CLO II Ltd., Series 2013-1A, Class C1RR, 3 mo. TSFR + 3.61%, 8.93%, 04/15/34 (c),(d),(e)	1,000,000	985,147
GSAA Home Equity Trust,
Series 2004-5, Class M2, , 4.38%, 06/25/34 (c),(h)	293,364	211,131
Series 2006-6, Class AF3, , 5.73%, 03/25/36 (c),(e)	808,366	230,485
Series 2006-8, Class 2A3B, 1 mo. TSFR + .67%, 6.00%, 05/25/36 (c),(e)	1,527,000	319,581
Gulf Stream Meridian 5 Ltd., Series 2021-5A, Class D, 3 mo. TSFR + 6.59%, 11.91%, 07/15/34 (c),(d),(e)	1,500,000	1,454,838
Halsey Point CLO I Ltd., Series 2019-1A, Class E, 3 mo. TSFR + 7.96%, 13.28%, 01/20/33 (c),(d),(e)	1,000,000	986,480
HalseyPoint CLO 4 Ltd., Series 2021-4A, Class E, 3 mo. TSFR + 6.97%, 12.29%, 04/20/34 (c),(d),(e)	1,500,000	1,453,521
Halseypoint CLO 5 Ltd., Series 2021-5A, Class E, 3 mo. TSFR + 7.20%, 12.52%, 01/30/35 (c),(d),(e)	1,000,000	941,532
HPS Loan Management Ltd., Series 2021-16A, Class E, 3 mo. TSFR + 6.76%, 12.08%, 01/23/35 (c),(d),(e)	1,000,000	958,657
Jamestown CLO XIV Ltd., Series 2019-14A, Class DR, 3 mo. TSFR + 7.46%, 12.78%, 10/20/34 (c),(d),(e)	1,500,000	1,486,422
Jamestown CLO XVI Ltd., Series 2021-16A, Class D, 3 mo. TSFR + 3.91%, 9.24%, 07/25/34 (c),(d),(e)	1,000,000	983,981
KREF Ltd., Series 2021-FL2, Class AS, 1 mo. TSFR + 1.41%, 6.74%, 02/15/39 (c),(d),(e)	1,000,000	963,160
Long Beach Mortgage Loan Trust, Series 2006-10, Class 2A3, 1 mo. TSFR + .43%, 5.76%, 11/25/36 (c),(e)	2,892,696	897,905
Magnetite XXV Ltd., Series 2020-25A, Class E, 3 mo. TSFR + 6.61%, 11.94%, 01/25/32 (c),(d),(e)	1,000,000	996,638
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-H1, Class 2A2, 1 mo. TSFR + 3.61%, 8.94%, 10/25/37 (c),(e)	706,534	472,313

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount	Value
Merrill Lynch Mortgage Investors Trust,
Series 2006-RM5, Class A2B, 1 mo. TSFR + .35%, 5.68%, 10/25/37 (c),(e)	$1,493,885	$212,566
Series 2006-RM5, Class A2C, 1 mo. TSFR + .47%, 5.80%, 10/25/37 (c),(e)	2,176,100	361,496
MF1 LLC,
Series 2022-FL9, Class B, 1 mo. TSFR + 3.15%, 8.48%, 06/19/37 (c),(d),(e)	1,213,000	1,203,684
Series 2022-FL9, Class C, 1 mo. TSFR + 3.70%, 9.03%, 06/19/37 (c),(d),(e)	1,000,000	981,984
MF1 Ltd., Series 2022-FL8, Class C, 1 mo. TSFR + 2.20%, 7.53%, 02/19/37 (c),(d),(e)	847,000	815,387
MidOcean Credit CLO XII Ltd., Series 2023-12A, Class E, 3 mo. TSFR + 8.66%, 13.96%, 04/18/34 (c),(d),(e)	1,000,000	992,500
MidOcean Credit CLO XIII Ltd., Series 2023-13A, Class D, 3 mo. TSFR + 5.09%, 10.42%, 01/21/37 (c),(d),(e)	1,000,000	997,965
Morgan Stanley Mortgage Loan Trust, Series 2006-17XS, Class A3A, 6.15%, 10/25/46 (c),(h)	874,353	246,896
Neuberger Berman Loan Advisers CLO 31 Ltd., Series 2019-31A, Class ER, 3 mo. TSFR + 6.76%, 12.08%, 04/20/31 (c),(d),(e)	1,000,000	976,657
Neuberger Berman Loan Advisers CLO 38 Ltd., Series 2020-38A, Class ER, 3 mo. TSFR + 6.51%, 11.83%, 10/20/35 (c),(d),(e)	1,000,000	989,910
New Mountain CLO 2 Ltd., Series CLO-2A, Class E, 3 mo. TSFR + 6.62%, 11.94%, 04/15/34 (c),(d),(e)	1,000,000	978,292
OCP CLO Ltd.,
Series 2015-10A, Class CR2, 3 mo. TSFR + 2.31%, 7.64%, 01/26/34 (c),(d),(e)	1,000,000	990,412
Series 2015-10A, Class DR2, 3 mo. TSFR + 3.21%, 8.54%, 01/26/34 (c),(d),(e)	1,000,000	969,461
Series 2020-18A, Class ER, 3 mo. TSFR + 6.69%, 12.01%, 07/20/32 (c),(d),(e)	1,000,000	958,712
Series 2021-22A, Class E, 3 mo. TSFR + 6.86%, 12.18%, 12/02/34 (c),(d),(e)	2,000,000	1,965,554
Series 2022-24A, Class C, 3 mo. TSFR + 2.55%, 7.87%, 07/20/35 (c),(d),(e)	2,500,000	2,490,252
Series 2022-25A, Class E1, 3 mo. TSFR + 6.15%, 11.47%, 07/20/35 (c),(d),(e)	1,000,000	993,335
Series 2023-28A, Class E, 3 mo. SOFR + 8.40%, 13.71%, 07/16/36 (c),(d),(e)	1,000,000	1,002,932
Octagon 60 Ltd., Series 2022-1A, Class D1, 3 mo. TSFR + 5.00%, 10.32%, 10/20/35 (c),(d),(e)	1,000,000	1,001,453

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount	Value
Octagon 62 Ltd., Series 2022-1A, Class E, 3 mo. TSFR + 7.75%, 13.07%, 01/20/36 (c),(d),(e)	$2,000,000	$1,988,768
OHA Credit Funding 10 Ltd., Series 2021-10A, Class E, 3 mo. TSFR + 6.51%, 11.81%, 01/18/36 (c),(d),(e)	1,000,000	982,730
Oportun Issuance Trust, Series 2021-B, Class C, 3.65%, 05/08/31 (c),(d)	5,000,000	4,745,890
Palmer Square CLO Ltd.,
Series 2020-3A, Class BR2, 3 mo. TSFR + 2.65%, 7.96%, 11/15/36 (c),(d),(e)	5,000,000	5,002,450
Series 2018-2A, Class CR, 3 mo. TSFR + 3.90%, 9.22%, 04/16/37 (c),(d),(e)	1,000,000	1,000,000
Series 2022-1A, Class D, 3 mo. TSFR + 3.05%, 8.37%, 04/20/35 (c),(d),(e)	1,000,000	983,696
Series 2022-3A, Class E, 3 mo. TSFR + 7.98%, 13.30%, 07/20/35 (c),(d),(e)	1,750,000	1,744,326
Series 2022-4A, Class D, 3 mo. TSFR + 5.34%, 10.66%, 10/20/35 (c),(d),(e)	1,000,000	1,009,820
Parallel Ltd., Series 2021-2A, Class D, 3 mo. TSFR + 7.46%, 12.78%, 10/20/34 (c),(d),(e)	1,000,000	935,178
Park Avenue Institutional Advisers CLO Ltd., Series 2022-1A, Class D, 3 mo. TSFR + 7.29%, 12.61%, 04/20/35 (c),(d),(e)	1,000,000	936,682
People’s Choice Home Loan Securities Trust, Series 2005-2, Class M5, 1 mo. TSFR + 1.09%, 6.42%, 05/25/35 (c),(e)	488,000	278,749
Pikes Peak CLO 2, Series 2018-2A, Class D1R, 3 mo. TSFR + 3.51%, 8.81%, 10/18/34 (c),(d),(e)	2,000,000	1,988,972
Pikes Peak CLO 6, Series 2020-6A, Class ER2, 3 mo. TSFR + 6.69%, 12.01%, 05/18/34 (c),(d),(e)	1,000,000	989,483
Point Securitization Trust, Series 2021-1, Class A2, 5.56%, 02/25/52 (c),(d),(e),(g)	1,000,000	888,996
Post CLO Ltd., Series 2021-1A, Class E, 3 mo. TSFR + 6.71%, 12.03%, 10/15/34 (c),(d),(e)	1,000,000	974,540
PPM CLO 3 Ltd., Series 2019-3A, Class ER, 3 mo. TSFR + 6.87%, 12.19%, 04/17/34 (c),(d),(e)	500,000	456,777
Rad CLO 2 Ltd., Series 2018-2A, Class ER, 3 mo. TSFR + 6.26%, 11.58%, 10/15/31 (c),(d),(e)	416,667	406,083
Rad CLO 3 Ltd., Series 2019-3A, Class ER, 3 mo. TSFR + 6.76%, 12.08%, 04/15/32 (c),(d),(e)	1,000,000	990,213
Rad CLO Ltd., Series 2023-18A, Class E, 3 mo. TSFR + 8.48%, 13.79%, 04/15/36 (c),(d),(e)	1,000,000	998,751
RAMP Trust, Series 2005-RS4, Class M7, 1 mo. TSFR + 1.39%, 7.36%, 04/25/35 (c),(e)	2,253,000	1,829,706
RASC Trust, Series 2006-KS1, Class M4, 1 mo. TSFR + .64%, 6.24%, 02/25/36 (c),(e)	322,987	229,868

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount	Value
Romark CLO II Ltd., Series 2018-2A, Class D, 3 mo. TSFR + 6.51%, 11.84%, 07/25/31 (c),(d),(e)	$2,250,000	$2,192,490
Romark CLO IV Ltd.,
Series 2021-4A, Class C1, 3 mo. TSFR + 3.46%, 8.79%, 07/10/34 (c),(d),(e)	1,000,000	953,831
Series 2021-4A, Class D, 3 mo. TSFR + 7.21%, 12.54%, 07/10/34 (c),(d),(e)	500,000	474,247
RR 2 Ltd., Series 2017-2A, Class DR, 3 mo. TSFR + 6.06%, 11.38%, 04/15/36 (c),(d),(e)	1,000,000	974,443
RR15 Ltd., Series 2021-15A, Class C, 3 mo. TSFR + 3.16%, 8.48%, 04/15/36 (c),(d),(e)	1,000,000	960,981
Saluda Grade Alternative Mortgage Trust, Series 2023-FIG4, Class C, 8.01%, 11/25/53 (c),(d),(e)	1,066,526	1,086,020
Saxon Asset Securities Trust,
Series 2004-2, Class MF3, , 3.24%, 08/25/35 (c),(h)	333,674	258,194
Series 2004-2, Class MF4, , 3.24%, 08/25/35 (c),(h)	363,971	257,903
Sculptor CLO XXIX Ltd., Series 29A, Class D1, 3 mo. TSFR + 3.46%, 8.78%, 10/22/34 (c),(d),(e)	2,000,000	1,950,156
Shackleton CLO Ltd., Series 2021-16A, Class C, 3 mo. TSFR + 2.46%, 7.78%, 10/20/34 (c),(d),(e)	2,000,000	1,990,912
Signal Peak CLO 5 Ltd., Series 2018-5A, Class D1R, 3 mo. TSFR + 4.20%, 9.53%, 04/25/37 (c),(d),(e)	1,000,000	994,691
Signal Peak CLO 7 Ltd., Series 2019-1A, Class D, 3 mo. TSFR + 4.11%, 9.43%, 04/30/32 (c),(d),(e)	1,500,000	1,492,333
Sound Point CLO XXIII Ltd., Series 2019-2A, Class ER, 3 mo. TSFR + 6.73%, 12.05%, 07/15/34 (c),(d),(e)	2,400,000	2,062,476
STAR Trust, Series 2022-SFR3, Class E2, 1 mo. TSFR + 3.70%, 9.03%, 05/17/24 (c),(d),(e)	1,000,000	990,283
Sunnova Helios XIII Issuer LLC, Series 2024-A, Class C, 7.00%, 02/20/51 (c),(d)	774,416	733,374
Symphony CLO 34-PS Ltd., Series 2022-34A, Class DR, 3 mo. TSFR + 5.25%, 10.57%, 07/24/36 (c),(d),(e)	1,000,000	1,010,379
Symphony CLO Ltd., Series 2023-38A, Class D, 3 mo. TSFR + 5.20%, 10.52%, 04/24/36 (c),(d),(e)	1,000,000	1,007,055
Symphony CLO XXIII Ltd., Series 2020-23A, Class DR, 3 mo. TSFR + 3.41%, 8.73%, 01/15/34 (c),(d),(e)	1,000,000	995,034
TCI-Flatiron CLO Ltd., Series 2017-1A, Class E, 3 mo. TSFR + 6.61%, 11.93%, 11/18/30 (c),(d),(e)	750,000	744,002

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount	Value
TCW CLO Ltd.,
Series 2017-1A, Class CRR, 3 mo. TSFR + 2.56%, 7.88%, 10/29/34 (c),(d),(e)	$1,000,000	$989,561
Series 2019-13A, Class ER, 3 mo. TSFR + 6.46%, 11.78%, 04/15/34 (c),(d),(e)	1,600,000	1,584,866
TIC Home Improvement Trust, Series 2024-A, Class B, 7.89%, 10/15/46 (c),(d)	252,000	253,409
Towd Point Mortgage Trust, Series 2023-CES2, Class M1, 8.08%, 10/25/63 (c),(d),(e)	3,644,000	3,737,859
Trestles CLO IV Ltd., Series 2021-4A, Class E, 3 mo. TSFR + 6.51%, 11.83%, 07/21/34 (c),(d),(e)	1,000,000	968,655
Trestles CLO V Ltd., Series 2021-5A, Class E, 3 mo. TSFR + 6.61%, 11.93%, 10/20/34 (c),(d),(e)	1,500,000	1,452,351
Trestles CLO VI LTD, Series 2023-6A, Class E, 3 mo. TSFR + 6.50%, 11.86%, 01/25/36 (c),(d),(e)	1,000,000	996,690
Trestles CLO VI Ltd., Series 2023-6A, Class D, 3 mo. TSFR + 5.00%, 10.36%, 01/25/36 (c),(d),(e)	2,000,000	2,004,892
Tricolor Auto Securitization Trust, Series 2023-1A, Class E, 13.45%, 06/15/28 (c),(d)	577,000	608,763
Trinitas CLO VI Ltd., Series 2017-6A, Class ER, 3 mo. TSFR + 7.08%, 12.40%, 01/25/34 (c),(d),(e)	1,000,000	928,742
Vibrant CLO XII Ltd.,
Series 2021-12A, Class C, 3 mo. TSFR + 3.91%, 9.23%, 01/20/34 (c),(d),(e)	1,000,000	975,256
Series 2021-12A, Class D, 3 mo. TSFR + 7.37%, 12.69%, 01/20/34 (c),(d),(e)	2,000,000	1,954,204
Vibrant CLO XIII Ltd., Series 2021-13A, Class D, 3 mo. TSFR + 7.32%, 12.64%, 07/15/34 (c),(d),(e)	1,500,000	1,420,410
Vibrant CLO XIV Ltd., Series 2021-14A, Class D, 3 mo. TSFR + 7.12%, 12.44%, 10/20/34 (c),(d),(e)	1,000,000	953,961
Vibrant CLO XVI Ltd., Series 2023-16A, Class C, 3 mo. TSFR + 5.84%, 11.15%, 04/15/36 (c),(d),(e)	1,000,000	1,012,161
Voya CLO Ltd.,
Series 2018-3A, Class E, 3 mo. TSFR + 6.01%, 11.33%, 10/15/31 (c),(d),(e)	1,500,000	1,353,431
Series 2020-3A, Class DR, 3 mo. TSFR + 3.51%, 8.83%, 10/20/34 (c),(d),(e)	1,100,000	1,083,304
Series 2021-1A, Class E, 3 mo. TSFR + 6.61%, 11.93%, 07/15/34 (c),(d),(e)	1,000,000	971,532
Wells Fargo Home Equity Asset-Backed Securities Trust, Series 2006-1, Class M6, 1 mo. TSFR + .79%, 6.12%, 05/25/36 (c),(e)	3,083,867	2,870,047

Total North America		221,409,762

TOTAL ASSET-BACKED SECURITIES (COST $224,464,455)		224,914,105

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount		Value

BANK DEBT — 3.9%
Europe — 0.5%
Entertainment — 0.1%
McLaren Racing Ltd., GBP Term Loan, 12.00%, 12/31/35 (b),(c),(e)	2,247,069	GBP	$2,892,612

Investment Company Security — 0.2%
Infinity Bidco U.S. LLC,
2021 Incremental Fixed Term Loan, 0.00%, 04/01/28 (b),(c),(e),(f)	$2,706,922		2,706,923
Fixed Term Loan, 13.50%, 12/23/22 (b),(c),(e)	6,526,608		6,526,608

			9,233,531

Software — 0.2%
Cuppa Bidco BV,
EUR Term Loan B1, 8.64%, 06/29/29 (c),(e)	2,854,029	EUR	2,896,071
GBP Term Loan B2, 10.67%, 07/30/29 (c),(e)	2,600,970	GBP	3,067,436

			5,963,507

Total Europe			18,089,650

North America — 3.1%
Advertising — 0.0%
Clear Channel Outdoor Holdings, Inc., 2024 Term Loan, 9.44%, 08/23/28 (c),(e)	$302,168		301,735

Apparel — 0.0%
Mad Engine Global LLC, Term Loan, 0.00%, 07/15/27 (c),(e),(f)	0		—

Auto Parts & Equipment — 0.0%
First Brands Group LLC, 2022 Incremental Term Loan, 10.57%, 03/30/27 (c),(e)	1,472,297		1,471,678

Beverages — 0.0%
City Brewing Co. LLC, Closing Date Term Loan, 9.08%, 04/05/28 (c),(e)	60,232		46,250

Commercial Services — 0.1%
AVSC Holding Corp.,
2020 Term Loan B1, 3.25%, 03/03/25 (c),(e),(i)	1,181,295		1,182,110
2020 Term Loan B3, 5.00%, 10/15/26 (c),(e),(i)	306,197		319,210
CoreLogic, Inc., Term Loan, 8.94%, 06/02/28 (c),(e)	133,903		130,648

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount	Value
Indy US Bidco, LLC 2023 USD Incremental Fifth Amendment Term Loan, 2023 USD Fifth Amendment Incremental Term Loan, 0.00%, 03/06/28 (c),(e),(f)	$0	$—
PECF USS Intermediate Holding III Corp., Term Loan B, 9.82%, 12/15/28 (c),(e)	1,202,663	912,075

		2,544,043

Computers — 0.0%
Atlas CC Acquisition Corp.,
Term Loan B, 9.85%, 05/25/28 (c),(e)	1,278,532	1,193,229
Term Loan C, 9.85%, 05/25/28 (c),(e)	260,051	242,700

		1,435,929

Cosmetics/Personal Care — 0.2%
Revlon Intermediate Holdings IV LLC, 2023 Exit Term Loan, 12.19%, 05/02/28 (c),(e)	9,357,330	9,315,222

Distribution/Wholesale — 0.0%
Veritiv Corp., Term Loan B, 5.00%, 11/30/30 (c),(e),(i)	570,117	566,201

Diversified Financial Services — 0.1%
Astra Acquisition Corp., 2021 1st Lien Term Loan, 10.57%, 10/25/28 (c),(e)	131,375	52,550
Curo Group Holdings Corp., Term Loan, 6.00%, 08/02/27 (b),(c),(e)	3,949,813	3,298,094

		3,350,644

Engineering & Construction — 0.2%
Qualtek Buyer LLC,
2023 PIK Second Lien Term Loan, 0.00%, 01/14/27 (b),(c),(e),(f)	5,958,200	1,191,640
2023 PIK Term Loan, 0.00%, 07/14/25 (c),(e),(f)	7,191,793	6,316,767

		7,508,407

Entertainment — 0.1%
Bulldog Purchaser, Inc., 2018 Term Loan, 9.19%, 09/05/25 (c),(e)	4,252,629	4,181,738

Environmental Control — 0.1%
Gopher Resource LLC, 1st Lien Term Loan, 8.69%, 03/06/25 (c),(e)	2,685,068	2,391,403

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount	Value
Food — 0.2%
8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, 0.00%, 10/01/25 (c),(e),(f)	$0	$—
H Food Holdings LLC,
2018 Incremental Term Loan B2, 4.00%, 05/23/25 (c),(e),(i)	596,354	425,397
2018 Term Loan B, 9.29%, 05/23/25 (c),(e)	8,452,312	6,029,288
2020 Incremental Term Loan B3, 5.00%, 05/23/25 (c),(e),(i)	270,308	192,819
Max U.S. Bidco, Inc., Term Loan B, 10.31%, 10/02/30 (c),(e)	3,077,545	2,811,553

		9,459,057

Healthcare-Products — 0.1%
Arthur U.S. Finco, Inc., Term Loan B, 10.56%, 12/14/29 (c),(e)	2,830,998	2,736,640
Bausch & Lomb Corp., Term Loan, 8.68%, 05/10/27 (c),(e),(i)	428,250	422,683

		3,159,323

Healthcare-Services — 0.2%
Gordian Medical, Inc., Term Loan B, 0.00%, 01/31/27 (c),(e),(f)	0	—
MED ParentCo LP, 1st Lien Term Loan, 9.69%, 08/31/26 (c),(e)	1,044,007	1,041,397
Team Health Holdings, Inc., 2022 Term Loan B, 10.56%, 03/02/27 (c),(e)	1,514,128	1,338,111
U.S. Renal Care, Inc., 2023 Superpriority Term Loan, 10.44%, 06/20/28 (c),(e),(h)	2,088,129	1,806,231
Women’s Care Enterprises LLC,
2nd Lien Term Loan, 13.66%, 01/12/29 (c),(e)	2,500,059	2,025,048
Term Loan, 9.91%, 01/15/28 (c),(e)	2,676,384	2,387,013

		8,597,800

Home Furnishings — 0.1%
Weber-Stephen Products LLC,
2022 Incremental Term Loan B, 9.68%, 10/30/27 (c),(e)	1,155,523	1,065,970
Term Loan B, 8.69%, 10/30/27 (c),(e)	1,140,528	1,051,430

		2,117,400

Household Products/Wares — 0.0%
WOOF Holdings, Inc., 1st Lien Term Loan, 9.32%, 12/21/27 (c),(e)	128,022	101,351

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount		Value
Housewares — 0.2%
Springs Windows Fashions LLC, 2021 Term Loan B, 9.44%, 10/06/28 (c),(e)	$6,837,633		$6,261,289

Insurance — 0.1%
Asurion LLC,
2020 Term Loan B8, 8.69%, 12/23/26 (c),(e)	2,010,704		1,966,891
2021 Second Lien Term Loan B4, 10.69%, 01/20/29 (c),(e)	3,633,350		3,236,515
2023 Term Loan B11, 9.68%, 08/19/28 (c),(e)	779,928		751,656

			5,955,062

Investment Company Security — 0.4%
ATI Holdings Acquisition, Inc. , 2023 2nd Lien Delayed Draw Term Loan, 8.00%, 08/24/28 (b),(c),(e)	782,441		782,441
HB Acquisitions LLC, 2022 AUD Term Loan, 10.61%, 02/15/25 (b),(c),(e)	20,652,523	AUD	13,186,016
New Millennium HoldCo, Inc., 2020 Term Loan, 10.82%, 05/14/25 (b),(c),(e)	$1,241,899		1,243,452
Titan Acquisition Ltd., 2024 Term Loan B, 5.00%, 02/01/29 (c),(e),(i)	357,988		358,732

			15,570,641

Iron/Steel — 0.1%
Titan Purchaser, Inc., Term Loan B, 11.34%, 03/01/30 (b),(c),(e)	3,330,236		3,371,865

Machinery-Diversified — 0.4%
Arcline FM Holdings LLC,
2021 1st Lien Term Loan, 10.32%, 06/23/28 (c),(e)	86,656		86,656
2021 2nd Lien Term Loan, 13.82%, 06/23/29 (b),(c),(e)	2,266,306		2,209,649
Engineered Machinery Holdings, Inc.,
2021 USD 2nd Lien Incremental Term Loan, 12.07%, 05/21/29 (b),(c),(e)	1,122,432		1,108,401
2021 USD 2nd Lien Term Loan, 11.57%, 05/21/29 (c),(e)	11,545,028		11,371,853
Titan Acquisition Ltd., 2018 Term Loan B, 8.44%, 03/28/25 (c),(e)	317,596		317,199

			15,093,758

Media — 0.2%
A-L Parent LLC, 2023 Take Back Term Loan, 10.83%, 06/30/28 (c),(e)	6,898,034		6,857,059

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount		Value
Office/Business Equip — 0.0%
Xerox Holdings Corp., 2023 Term Loan B, 9.33%, 11/17/29 (c),(e)	$1,272,938		$1,275,726

Oil & Gas — 0.1%
Gulf Finance LLC, 2021 Term Loan, 12.18%, 08/25/26 (c),(e)	3,731,785		3,731,113

Packaging & Containers — 0.0%
LABL, Inc., 2021 USD 1st Lien Term Loan, 10.43%, 10/29/28 (c),(e)	2,073,360		2,026,937

Retail — 0.0%
Michaels Cos., Inc., 2021 Term Loan B, 9.82%, 04/15/28 (c),(e)	1,928,676		1,726,165

Software — 0.2%
Castle U.S. Holding Corp.,
EUR Term Loan, 7.58%, 01/29/27 (c),(e)	503,765	EUR	392,608
USD Term Loan B, 9.35%, 01/29/27 (c),(e)	$3,756,710		2,636,421
CentralSquare Technologies LLC, 2018 1st Lien Term Loan, 9.18%, 08/29/25 (c),(e)	2,203,493		2,134,986
Cloud Software Group, Inc., 2022 USD Term Loan A, 9.91%, 09/29/28 (c),(e)	2,572,228		2,559,727
MedAssets Software Intermediate Holdings, Inc., 2021 Term Loan, 9.42%, 12/18/28 (c),(e)	58,894		49,545

			7,773,287

Total North America			126,191,083

Oceania — 0.1%
Lodging — 0.1%
Journey Beyond, AUD Term Loan, 10.09%, 02/15/25 (b),(c),(e)	5,364,651	AUD	3,495,070

Total Oceania			3,495,070

South America — 0.2%
Food Service — 0.1%
TKC Holdings, Inc.,
2021 Term Loan, 10.94%, 05/15/28 (c),(e)	$340,260		336,092
2022 PIK Toggle Holdco Term Loan, 0.00%, 02/15/27 (b),(c),(e),(f)	4,365,809		2,815,946

			3,152,038

Leisure Time — 0.1%
Alterra Mountain Co.,
2021 Series B-2 Consenting Term Loan, 0.00%, 08/17/28 (c),(e),(f),(i)	1,924,505		1,930,125

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount		Value
2023 Term Loan B, 3.75%, 05/31/30 (b),(c),(e),(i)	$2,499,000		$2,508,371
2024 Add-on Term Loan B, 3.75%, 05/31/30 (b),(c),(e),(i)	772,000		774,895

			5,213,391

Media — 0.0%
LBI Media, Inc., Exit Term Loan, 12.96%, 10/15/24 (b),(c),(e)	324,219		83,000

Total South America			8,448,429

TOTAL BANK DEBT (COST $161,783,855)			156,224,232

CORPORATE BONDS & NOTES — 10.9%
Africa — 0.2%
Chemicals — 0.1%
Sasol Financing USA LLC, 4.38%, 09/18/26 (c),(j)	7,234,000		6,822,357

Electric — 0.1%
Eskom Holdings Soc Ltd., 7.13%, 02/11/25 (c),(k)	3,444,000		3,423,405

Total Africa			10,245,762

Asia — 1.0%
Commercial Services — 0.0%
eHi Car Services Ltd., 12.00%, 09/26/27 (c),(k)	1,480,000		1,286,020

Electric — 0.4%
Adani Green Energy Ltd., 4.38%, 09/08/24 (c),(k)	6,157,000		6,077,820
LLPL Capital Pte. Ltd., 6.88%, 02/04/39 (c),(k)	2,949,702		2,942,813
Minejesa Capital BV,
4.63%, 08/10/30 (c),(k)	5,256,159		4,988,508
5.63%, 08/10/37 (c),(k)	1,672,000		1,516,377

			15,525,518

Energy-Alternate Sources — 0.2%
Adani Green Energy UP Ltd., 6.70%, 03/12/42 (c),(k)	2,946,000		2,844,579
Continuum Energy Levanter Pte. Ltd., 4.50%, 02/09/27 (c),(j),(k)	5,265,645		5,120,840

			7,965,419

Internet — 0.2%
Prosus NV,
2.09%, 01/19/30 (c),(k)	1,192,000	EUR	1,116,020
3.26%, 01/19/27 (c),(j),(k)	$4,212,000		3,903,001

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount		Value
4.19%, 01/19/32 (k)	$3,722,000		$3,231,858
4.85%, 07/06/27 (c),(j),(k)	291,000		280,454

			8,531,333

Investment Company Security — 0.1%
Huarong Finance 2017 Co., Ltd., MTN, 4.25%, 11/07/27 (c),(j),(k)	4,090,000		3,774,988
Huarong Finance 2019 Co,. Ltd., 3.63%, 09/30/30 (c),(k)	291,000		248,875
Huarong Finance 2019 Co., Ltd., MTN, 4.25%, 09/30/25 (c),(e),(k),(l)	207,000		198,343

			4,222,206

Oil & Gas — 0.1%
Thaioil Treasury Center Co., Ltd.,
MTN, 3.50%, 10/17/49 (c),(k)	474,000		319,905
MTN, 3.75%, 06/18/50 (c),(h),(k)	1,563,000		1,120,304

			1,440,209

Real Estate — 0.0%
Scenery Journey Ltd., GBP Term Loan B2, 11.50%, 10/24/22 (c),(k),(m)	3,607,000		54,105

Total Asia			39,024,810

Europe — 1.1%
Agriculture — 0.1%
MHP Lux SA,
6.25%, 09/19/29 (c),(d)	689,000		487,313
GBP Term Loan B2, 6.25%, 09/19/29 (c),(k)	3,232,000		2,285,916
GBP Term Loan B2, 6.95%, 04/03/26 (c),(k)	3,057,000		2,541,131

			5,314,360

Auto Manufacturers — 0.1%
Mclaren Finance PLC, 7.50%, 08/01/26 (c),(d)	4,273,000		3,770,922

Electric — 0.1%
MVM Energetika Zrt, 6.50%, 03/13/31 (c),(k)	3,368,000		3,339,035

Entertainment — 0.0%
CPUK Finance Ltd., 6.50%, 08/28/26 (c),(k)	573,000	GBP	716,150

Food — 0.3%
Bellis Acquisition Co. PLC, GBP Term Loan B2, 3.25%, 02/16/26 (c),(k)	5,563,000	GBP	6,621,757
Forno d’Asolo SpA, GBP Term Loan B2, 9.41%, 04/30/27 (c),(d),(e)	3,404,000	EUR	3,603,882

			10,225,639

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount		Value
Healthcare-Services — 0.1%
Kedrion SpA, 6.50%, 09/01/29 (c),(d)	$5,164,000		$4,694,076

Real Estate — 0.0%
Blackstone Property Partners Europe Holdings S.a.r.l., 4.88%, 04/29/32 (c),(k)	1,120,000	GBP	1,269,289

Retail — 0.3%
Stonegate Pub Co. Financing 2019 PLC,
8.25%, 07/31/25 (c),(k)	8,373,000	GBP	10,213,740
GBP Term Loan B2, 8.25%, 07/31/25 (c),(d)	215,000	GBP	262,266

			10,476,006

Telecommunications — 0.1%
VEON Holdings BV, 3.38%, 11/25/27 (c),(k)	$5,019,000		4,150,332

Total Europe			43,955,809

Middle East — 1.0%
Commercial Banks — 0.3%
Akbank TAS, 9.37%, 03/14/79 (c),(d),(e),(k),(l)	5,683,000		5,667,088
QNB Finansbank AS, 10.75%, 11/15/33 (c),(e),(k)	2,681,000		2,915,620
Turkiye Garanti Bankasi AS, 8.38%, 02/28/34 (c),(e),(k)	2,881,000		2,873,797

			11,456,505

Commercial Services — 0.0%
Mersin Uluslararasi Liman Isletmeciligi AS, 8.25%, 11/15/28 (c),(k)	1,455,000		1,500,541

Diversified Financial Services — 0.1%
Turkiye Sinai Kalkinma Bankasi AS, 9.75%, 09/21/49 (c),(e),(k),(l)	2,105,000		2,097,801

Electric — 0.1%
Saudi Electricity Sukuk Programme Co., 5.68%, 04/11/53 (c),(k)	3,595,000		3,527,198

Investment Company Security — 0.4%
Gaci First Investment Co.,
5.13%, 02/14/53 (c),(j),(k)	8,082,000		6,998,851
5.38%, 10/13/22 (c),(k)	12,289,000		10,537,719

			17,536,570

Real Estate — 0.1%
Arabian Centres Co. Ltd., 9.50%, 03/06/29 (c),(j),(k)	2,090,000		2,154,017

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount	Value
Arabian Centres Sukuk II Ltd., 5.63%, 10/07/26 (c),(k)	$1,013,000	$957,009

		3,111,026

Total Middle East		39,229,641

North America — 6.0%
Advertising — 0.1%
Clear Channel Outdoor Holdings, Inc.,
7.50%, 06/01/29 (c),(d)	1,192,000	985,833
7.75%, 04/15/28 (c),(d)	1,155,000	1,011,549
9.00%, 09/15/28 (c),(d)	903,000	940,579

		2,937,961

Airlines — 0.0%
Grupo Aeromexico SAB de CV, 8.50%, 03/17/27 (c),(h),(k)	1,621,000	1,607,220

Auto Manufacturers — 0.0%
Rivian Holdings LLC, 11.49%, 10/15/26 (c),(d),(e)	2,031,000	2,042,579

Chemicals — 0.1%
WR Grace Holdings LLC, 5.63%, 08/15/29 (c),(d)	3,753,000	3,358,520

Distribution/Wholesale — 0.0%
Verde Purchaser LLC, 10.50%, 11/30/30 (c),(d)	1,128,000	1,187,658

Diversified Financial Services — 0.2%
Charles Schwab Corp. (The), Series I, 4.00%, 06/01/30 (c),(e),(l)	1,882,000	1,760,750
Curo Group Holdings Corp., 7.50%, 08/01/28 (c),(d),(m)	14,015,000	3,573,825
MF Global Holdings Ltd., 6.75%, 08/08/16 (b),(c),(h),(m)	436,000	112,270
PHH Mortgage Corp., 7.88%, 03/15/26 (c),(d)	4,863,000	4,708,929

		10,155,774

Engineering & Construction — 0.0%
Brand Industrial Services, Inc., 10.38%, 08/01/30 (c),(d)	1,684,000	1,823,205

Food Service — 0.4%
TKC Holdings, Inc.,
6.88%, 05/15/28 (c),(d)	6,830,000	6,482,872
10.50%, 05/15/29 (c),(d)	8,359,000	8,009,245

		14,492,117

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount	Value
Hand/Machine Tools — 0.2%
Werner FinCo LP,
11.50%, 06/15/28 (c),(d)	$4,137,000	$4,517,004
PIK, 14.50%, 10/15/28 (c),(d)	3,018,180	2,799,362

		7,316,366

Healthcare-Services — 0.5%
Akumin, Inc.,
8.00%, 08/01/28 (c),(d)	5,577,000	4,601,025
9.00%, 08/01/27 (c),(d)	3,344,000	2,900,920
Team Health Holdings, Inc., 6.38%, 02/01/25 (c),(d)	12,108,000	11,170,841
U.S. Renal Care, Inc., 10.63%, 06/28/28 (c),(d)	1,173,200	1,020,684

		19,693,470

Household Products/Wares — 0.1%
Kronos Acquisition Holdings, Inc., 7.00%, 12/31/27 (c),(d)	6,128,000	6,087,314

Housewares — 0.1%
SWF Escrow Issuer Corp., 6.50%, 10/01/29 (c),(d)	3,192,000	2,360,649

Insurance — 0.2%
Acrisure LLC,
6.00%, 08/01/29 (c),(d)	1,694,000	1,553,532
8.25%, 02/01/29 (c),(d)	2,135,000	2,144,582
Highlands Holdings Bond Issuer Ltd., PIK, 7.63%, 10/15/25 (c),(d)	5,492,873	5,427,526

		9,125,640

Internet — 0.0%
GrubHub Holdings, Inc., 5.50%, 07/01/27 (c),(d)	895,000	812,756

Leisure Time — 0.1%
Viking Cruises Ltd., 5.88%, 09/15/27 (c),(d)	3,729,000	3,658,578

Lodging — 0.1%
Full House Resorts, Inc., 8.25%, 02/15/28 (c),(d)	2,340,000	2,236,196

Machinery-Diversified — 0.2%
Husky III Holding Ltd., PIK, 13.00%, 02/15/25 (c),(d)	5,930,000	5,939,980
Titan Acquisition Ltd., 7.75%, 04/15/26 (c),(d)	568,000	567,324

		6,507,304

Media — 0.2%
McGraw-Hill Education, Inc., 8.00%, 08/01/29 (c),(d)	10,186,000	9,574,012

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount	Value
Oil & Gas — 1.2%
Calumet Specialty Products Partners LP, 8.13%, 01/15/27 (d)	$18,500,000	$18,036,581
CITGO Petroleum Corp., 8.38%, 01/15/29 (c),(d)	3,865,000	4,060,727
Petroleos Mexicanos,
5.95%, 01/28/31 (c),(j)	7,262,000	5,824,155
6.35%, 02/12/48 (c)	1,543,000	984,001
6.38%, 01/23/45 (c)	1,024,000	660,269
6.50%, 01/23/29 (c)	1,447,000	1,292,948
6.63%, 06/15/38 (c)	1,375,000	979,118
6.75%, 09/21/47 (c)	3,196,000	2,125,835
6.95%, 01/28/60 (c)	3,111,000	2,055,580
7.69%, 01/23/50 (c)	19,103,000	13,740,918

		49,760,132

Packaging & Containers — 0.2%
Mauser Packaging Solutions Holding Co., 9.25%, 04/15/27 (c),(d)	7,037,000	6,980,950

Pharmaceuticals — 0.1%
1375209 BC Ltd., 9.00%, 01/30/28 (c),(d)	2,315,000	2,268,706
Mallinckrodt International Finance SA, 14.75%, 11/14/28 (c),(d)	771,000	844,116

		3,112,822

Pipelines — 0.6%
FTAI Infra Escrow Holdings LLC, 10.50%, 06/01/27 (c),(d)	2,198,000	2,290,140
Martin Midstream Partners LP/Martin Midstream Finance Corp., 11.50%, 02/15/28 (c),(d)	19,152,000	20,344,844

		22,634,984

Real Estate — 0.0%
Cushman & Wakefield U.S. Borrower LLC, 8.88%, 09/01/31 (c),(d)	1,611,000	1,702,444
Kennedy-Wilson, Inc., 4.75%, 03/01/29 (c)	196,000	161,352

		1,863,796

REITS — 0.1%
IIP Operating Partnership LP, 5.50%, 05/25/26 (c)	2,279,000	2,163,176

Retail — 0.4%
GPS Hospitality Holding Co. LLC, 7.00%, 08/15/28 (c),(d)	5,349,000	4,361,468
LSF9 Atlantis Holdings LLC, 7.75%, 02/15/26 (c),(d)	7,274,000	7,208,436

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount	Value
Michaels Cos., Inc. (The),
5.25%, 05/01/28 (c),(d)	$1,213,000	$1,033,572
7.88%, 05/01/29 (c),(d)	5,806,000	4,355,855

		16,959,331

Software — 0.4%
AthenaHealth Group, Inc., 6.50%, 02/15/30 (c),(d)	5,275,000	4,824,614
Cloud Software Group, Inc., 9.00%, 09/30/29 (d)	11,040,000	10,588,654

		15,413,268

Telecommunications — 0.4%
Digicel Intermediate Holdings Ltd., 12.00%, 05/25/27 (c),(h)	2,124,189	2,088,535
Digicel Midco Ltd., 10.50%, 11/25/28 (c),(h)	4,065,518	3,242,786
Millicom International Cellular SA, 7.38%, 04/02/32 (c),(k)	7,430,000	7,430,000
Sixsigma Networks Mexico SA de CV, 7.50%, 05/02/25 (c),(k)	2,156,000	2,078,099
Total Play Telecomunicaciones SA de CV, 6.38%, 09/20/28 (c),(k)	531,000	260,821

		15,100,241

Trucking & Leasing — 0.1%
Fortress Transportation & Infrastructure Investors LLC,
7.88%, 12/01/30 (c),(d)	959,000	1,007,057
9.75%, 08/01/27 (c),(d)	1,815,000	1,879,320

		2,886,377

Total North America		241,852,396

South America — 1.6%
Airlines — 0.4%
Azul Secured Finance LLP,
10.88%, 05/28/30 (c),(d),(h)	2,780,000	2,350,945
11.50%, 05/28/29 (c),(d),(h)	7,032,706	6,040,828
11.93%, 08/28/28 (c),(d)	3,034,000	3,110,314
Latam Airlines Group SA, 13.38%, 10/15/29 (c),(d)	1,985,000	2,292,260

		13,794,347

Chemicals — 0.1%
Braskem Netherlands Finance BV,
4.50%, 01/10/28 - 01/31/30 (c),(k)	3,363,000	3,001,063
8.50%, 01/23/81 (c),(e),(h),(k)	200,000	200,602

		3,201,665

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount		Value
Engineering & Construction — 0.0%
ATP Tower Holdings LLC, 4.05%, 04/27/26 (c),(k)	$1,245,000		$1,179,606

Iron/Steel — 0.4%
PIK, 9.50%, 06/30/31 (c),(d),(k)	18,666,872		16,847,272

Media — 0.1%
VTR Comunicaciones SpA,
4.38%, 04/15/29 (c),(k)	3,800,000		2,617,553
5.13%, 01/15/28 (c),(k)	2,840,000		1,984,409

			4,601,962

Mining — 0.1%
6.30%, 09/08/53 (c),(d),(k)	4,385,000		4,372,237

Oil & Gas — 0.5%
Petrobras Global Finance BV, 5.30%, 01/27/25 (c)	3,208,000		3,173,092
Petroleos del Peru SA,
4.75%, 06/19/32 (c),(k)	11,931,000		9,393,715
5.63%, 06/19/47 (c),(k)	6,987,000		4,666,162
YPF SA, 9.50%, 01/17/31 (c),(k)	1,447,000		1,478,895

			18,711,864

Pipelines — 0.0%
Acu Petroleo Luxembourg S.a.r.l, 7.50%, 01/13/32 (c),(k)	1,330,429		1,295,042

Total South America			64,003,995

TOTAL CORPORATE BONDS & NOTES (COST $439,087,337)			438,312,413

SOVEREIGN DEBT — 6.3%
Argentina Republic Government International Bonds,
0.75%, 07/09/30 (c),(h)	17,579,642		9,217,006
3.50%, 07/09/41 (c),(h)	14,518,128		5,851,651
Bahrain Government International Bonds, 6.00%, 09/19/44 (c),(k)	3,597,000		2,972,633
Bhama Government International Bonds, 6.00%, 11/21/28 (c),(j),(k)	3,208,000		2,877,531
Bolivia Government International Bonds,
4.50%, 03/20/28 (c),(k)	1,642,000		952,360
7.50%, 03/02/30 (c),(k)	1,061,000		629,916
Bulgaria Government International Bonds,
4.38%, 05/13/31 (c),(k)	2,910,000	EUR	3,319,966
4.88%, 05/13/36 (c),(k)	1,455,000	EUR	1,703,311
Chile Government International Bonds, 4.85%, 01/22/29 (c),(j)	$2,876,000		2,848,605
Colombia Government International Bonds,
3.88%, 04/25/27 (c)	6,010,000		5,646,427
4.50%, 01/28/26 (c)	2,079,000		2,030,215

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount		Value
Dominican Republic International Bonds,
4.88%, 09/23/32 (c),(k)	$2,800,000		$2,506,773
5.50%, 01/27/25 (c),(k)	2,981,000		2,958,643
5.95%, 01/25/27 (k)	7,000,000		6,964,672
6.00%, 07/19/28 (c),(k)	3,505,000		3,480,174
6.88%, 01/29/26 (c),(k)	11,885,000		11,989,099
Ecuador Government International Bonds,
3.50%, 07/31/35 (c),(h),(k)	10,250,077		5,380,728
6.00%, 07/31/30 (c),(h),(k)	3,662,511		2,479,108
Egypt Government International Bonds,
4.75%, 04/16/26 (c),(k)	1,013,000	EUR	1,024,403
5.63%, 04/16/30 (c),(k)	1,447,000	EUR	1,276,783
5.88%, 02/16/31 (k)	$3,000,000		2,396,250
7.50%, 02/16/61 (c),(k)	1,062,000		761,879
7.63%, 05/29/32 (c),(k)	3,125,000		2,657,750
7.90%, 02/21/48 (c),(k)	1,700,000		1,285,846
8.15%, 11/20/59 (c),(k)	11,542,000		8,813,702
8.70%, 03/01/49 (c),(k)	2,978,000		2,400,834
Hungary Government International Bonds,
5.50%, 03/26/36 (c),(j),(k)	6,151,000		5,966,470
6.25%, 09/22/32 (k)	6,500,000		6,753,240
Iraq International Bond, 5.80%, 01/15/28 (c),(k)	11,701,000		11,009,237
Iraq International Bonds, 5.80%, 01/15/28 (c),(d)	4,038,500		3,799,744
Israel Government International Bonds,
5.50%, 03/12/34 (c),(j)	2,876,000		2,838,181
5.75%, 03/12/54 (c)	2,213,000		2,118,328
6.50%, 11/06/31 (c),(k)	6,874,000		7,276,445
Ivory Coast Government International Bonds,
7.63%, 01/30/33 (c),(j),(k)	5,460,000		5,413,317
8.25%, 01/30/37 (c),(j),(k)	723,000		724,446
Lebanon Government International Bonds,
5.80%, 04/14/23 (c),(k),(m)	3,567,000		212,237
6.38%, 03/09/24 (c),(m)	38,260,000		2,507,713
Series 42, 8.25%, 04/19/30 (c),(k),(m)	12,525,000		821,941
Magyar Export-Import Bank Zrt,
6.00%, 05/16/29 (c),(k)	5,529,000	EUR	6,283,119
6.13%, 12/04/27 (c),(j),(k)	$3,184,000		3,199,920
Mexico Government International Bonds,
3.25%, 04/16/30 (c)	4,762,000		4,238,524
5.00%, 05/07/29 (c),(j)	10,854,000		10,705,480
Mexico Udibonos,
Series S, 4.00%, 11/15/40 (c)	10,798,802	MXN	585,331
Series S, 4.50%, 11/22/35 (c)	30,853,720	MXN	1,793,111
Montenegro Government International Bonds, 7.25%, 03/12/31 (c),(k)	$1,869,000		1,900,885
Nigeria Government International Bonds, 8.25%, 09/28/51 (c),(k)	3,611,000		2,955,820
Pakistan Government International Bonds, 6.00%, 04/08/26 (c),(k)	8,351,000		7,451,965

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount		Value
Panama Government International Bonds,
3.88%, 03/17/28 (c),(j)	$8,049,000		$7,343,708
7.50%, 03/01/31 (c),(j)	3,456,000		3,582,287
7.88%, 03/01/57 (c),(j)	3,476,000		3,512,529
8.00%, 03/01/38 (c),(j)	6,951,000		7,281,936
9.38%, 04/01/29 (c)	944,000		1,054,959
Peruvian Government International Bond, 2.78%, 01/23/31 (c)	4,095,000		3,503,516
Provincia de Buenos Aires, 6.38%, 09/01/37 (c),(h),(k)	1,652,570		671,217
Republic of Kenya Government International Bonds, 9.75%, 02/16/31 (c),(j),(k)	2,124,000		2,174,445
Republic of South Africa Government International Bonds,
4.30%, 10/12/28 (c)	573,000		514,233
4.85%, 09/27/27 (c)	9,735,000		9,224,399
Romania Government International Bonds,
5.38%, 03/22/31 (c),(j),(k)	3,626,000	EUR	3,931,834
5.63%, 02/22/36 (c),(j),(k)	2,901,000	EUR	3,117,176
7.63%, 01/17/53 (c),(k)	$1,636,000		1,810,070
Sri Lanka Government International Bonds,
6.75%, 04/18/28 (c),(k)	4,483,000		2,633,361
6.85%, 11/03/25 (c),(k)	3,311,000		1,969,952
Turkey Government International Bonds, 4.88%, 04/16/43 (c)	2,132,000		1,492,571
Turkiye Ihracat Kredi Bankasi AS, 9.00%, 01/28/27 (c),(k)	2,619,000		2,733,550
Viet Nam Debt & Asset Trading Corp., 1.00%, 10/10/25 (c),(k)	3,750,000		3,348,750
Vietnam Government International Bonds, 4.80%, 11/19/24 (c),(k)	9,708,000		9,625,476

TOTAL SOVEREIGN DEBT (COST $242,384,835)			252,507,688

MORTGAGE-BACKED SECURITIES — 16.6%
Europe — 0.0%
Commercial Mortgage-Backed Securities — 0.0%
Atom Mortgage Securities DAC,
Series 1A, Class E, 3 mo. SONIO + 2.80%, 8.02%, 07/22/31 (c),(e)	550,695	GBP	611,229
Series 1X, Class D, 3 mo. SONIO + 1.90%, 7.12%, 07/22/31 (c),(e)	84,178	GBP	87,776
Last Mile Logistics Pan Euro Finance DAC,
Series 1A, Class E, 3 mo. EURIBOR + 2.70%, 6.62%, 08/17/33 (c),(d),(e)	98,185	EUR	102,759
Series 1X, Class E, 3 mo. EURIBOR + 2.70%, 6.62%, 08/17/26 (c),(e),(k)	98,186	EUR	102,759

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount		Value
Taurus NL DAC,
Series 2020-NL1X, Class C, 3 mo. EURIBOR + 1.55%, 5.48%, 02/20/30 (c),(e)	57,832	EUR	$51,608
Series 2020-NL1X, Class D, 3 mo. EURIBOR + 2.00%, 5.93%, 02/20/30 (c),(e)	578,316	EUR	436,944
Taurus UK DAC, Series 2021-UK4X, Class E, 3 mo. SONIA + 3.10%, 8.32%, 08/17/31 (c),(e),(k)	69,652	GBP	86,423

			1,479,498

Total Europe			1,479,498

North America — 16.6%
Asset-Backed-Other — 0.0%
Balboa Bay Loan Funding Ltd., Series 2023-2A, Class D, 3 mo. TSFR + 4.50%, 9.92%, 10/20/36 (c),(d),(e)	$1,250,000		1,255,314

Collateralized Mortgage Obligation (Residential) — 2.2%
Ajax Mortgage Loan Trust,
Series 2021-E, Class B1, 3.73%, 12/25/60 (c),(d),(e)	972,000		689,568
Series 2021-E, Class B2, 3.96%, 12/25/60 (c),(d),(e)	762,000		491,843
Alternative Loan Trust,
Series 2004-16CB, Class M, 5.80%, 08/25/34 (c),(e)	301,458		240,607
Series 2004-2CB, Class M, 5.77%, 03/25/34 (c),(e)	366,091		275,950
Series 2004-4CB, Class M, 5.69%, 04/25/34 (c),(e)	182,871		132,901
Series 2005-10CB, Class 1A1, 1 mo. TSFR + .61%, 5.50%, 05/25/35 (c),(e)	288,034		212,278
Series 2005-11CB, Class 3A2, 1 mo. TSFR + .61%, 5.50%, 06/25/35 (c),(e)	308,803		220,577
Series 2005-28CB, Class 2A8, 1 mo. TSFR + .51%, 5.75%, 08/25/35 (c),(e)	1,638,984		966,530
Series 2005-56, Class 1A2, 1 mo. TSFR + 1.27%, 6.60%, 11/25/35 (c),(e)	302,244		266,306
Series 2005-59, Class 1A1, 1 mo. TSFR + .77%, 6.10%, 11/20/35 (c),(e)	6,939,464		6,110,656
Series 2005-69, Class A2, 12 mo. MTA + 1.70%, 6.79%, 12/25/35 (c),(e)	264,413		248,501
Series 2005-76, Class 1A2, 12 mo. MTA + 2.00%, 7.09%, 01/25/36 (c),(e)	1,735,558		1,446,983
Series 2006-13T1, Class A15, 6.00%, 05/25/36 (c)	417,362		200,692

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount	Value
Series 2006-19CB, Class A19, 1 mo. TSFR + .91%, 6.24%, 08/25/36 (c),(e)	$568,128	$281,315
Series 2006-23CB, Class 2A3, 6.50%, 08/25/36 (c)	712,990	225,596
Series 2006-29T1, Class 3A1, 6.50%, 10/25/36 (c)	565,693	149,326
Series 2006-39CB, Class 1A6, 1 mo. TSFR + .71%, 6.00%, 01/25/37 (c),(e)	305,178	224,465
Series 2006-7CB, Class 1A4, 6.00%, 05/25/36 (c)	763,117	402,418
Series 2006-8T1, Class 1A1, 1 mo. TSFR + .61%, 5.94%, 04/25/36 (c),(e)	685,846	250,893
Series 2006-J1, Class 1A4, 1 mo. TSFR + .61%, 5.50%, 02/25/36 (c),(e)	354,351	231,244
Series 2006-OA12, Class A1C, 1 mo. TSFR + .39%, 5.72%, 09/20/46 (c),(e)	309,304	246,616
Series 2006-OA12, Class A2, 1 mo. TSFR + .32%, 5.65%, 09/20/46 (c),(e)	192,093	171,384
Series 2006-OA16, Class A3, 1 mo. TSFR + .61%, 5.94%, 10/25/46 (c),(e)	289,683	222,299
Series 2006-OA19, Class A1, 1 mo. TSFR + .29%, 5.62%, 02/20/47 (c),(e)	342,053	270,751
Series 2006-OA19, Class A4, 1 mo. TSFR + .32%, 5.65%, 02/20/47 (c),(e)	329,463	259,152
Series 2006-OA2, Class A1, 1 mo. TSFR + .53%, 5.86%, 05/20/46 (c),(e)	553,733	455,037
Series 2006-OA8, Class 2A3, 1 mo. TSFR + .49%, 5.82%, 07/25/46 (c),(e)	193,576	191,098
Series 2006-OA8, Class 2A4, 1 mo. TSFR + .63%, 5.96%, 07/25/46 (c),(e)	360,982	248,965
Series 2006-OA9, Class 2A1A, 1 mo. TSFR + .32%, 5.65%, 07/20/46 (c),(e)	657,810	497,240
Series 2007-16CB, Class 1A2, 1 mo. TSFR + .51%, 5.84%, 08/25/37 (c),(e)	396,555	257,671
Series 2007-16CB, Class 2A1, 1 mo. TSFR + .56%, 5.89%, 08/25/37 (c),(e)	2,152,724	748,808
Series 2007-17CB, Class 1A6, 1 mo. TSFR + .61%, 5.94%, 08/25/37 (c),(e)	823,989	374,743
Series 2007-18CB, Class 1A2, 1 mo. TSFR + .58%, 5.91%, 08/25/37 (c),(e)	705,355	222,407
Series 2007-20, Class A1, 1 mo. TSFR + .61%, 5.94%, 08/25/47 (c),(e)	876,044	352,207
Series 2007-23CB, Class A3, 1 mo. TSFR + .61%, 5.94%, 09/25/37 (c),(e)	1,842,419	755,596
Series 2007-23CB, Class A7, 1 mo. TSFR + .51%, 5.84%, 09/25/37 (c),(e)	644,944	248,634

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount	Value
Series 2007-2CB, Class 1A7, 1 mo. TSFR + .61%, 5.75%, 03/25/37 (c),(e)	$566,105	$248,110
Series 2007-8CB, Class A5, 1 mo. TSFR + .61%, 5.94%, 05/25/37 (c),(e)	915,494	409,507
Series 2007-HY6, Class A1, 1 mo. TSFR + .53%, 5.86%, 08/25/47 (c),(e)	426,695	348,739
Series 2007-OA11, Class A1A, 12 mo. MTA + 1.38%, 6.47%, 11/25/47 (c),(e)	368,453	292,137
Series 2007-OA2, Class 1A1, 12 mo. MTA + .84%, 5.93%, 03/25/47 (c),(e)	240,570	198,066
Series 2007-OH2, Class A2B, 1 mo. TSFR + .47%, 5.80%, 08/25/47 (c),(e)	137,723	123,937
American Home Mortgage Assets Trust, Series 2006-1, Class 1A2, 1 mo. TSFR + .30%, 5.63%, 05/25/46 (c),(e)	325,899	277,337
American Home Mortgage Investment Trust,
Series 2004-4, Class 6A2, 6.00%, 02/25/45 (c),(h)	7,500,000	5,857,177
Series 2005-2, Class 5A4C, 5.91%, 09/25/35 (c),(h)	768,348	388,723
Angel Oak Mortgage Trust, Series 2021-8, Class B1, 4.11%, 11/25/66 (c),(d),(e)	109,000	81,682
Banc of America Funding Trust, Series 2006-H, Class 5A1, 1 mo. TSFR + .47%, 5.80%, 10/20/36 (c),(e)	3,870,268	1,254,640
Banc of America Mortgage Trust, Series 2004-F, Class B1, 5.34%, 07/25/34 (c),(e)	251,487	222,020
Barclays Mortgage Loan Trust, Series 2021-NQM1, Class B2, 5.43%, 09/25/51 (c),(d)	100,000	82,649
Bear Stearns ALT-A Trust,
Series 2004-9, Class B1, 5.74%, 09/25/34 - 11/25/34 (c),(e)	309,272	265,456
Series 2006-1, Class 11A2, 1 mo. TSFR + .75%, 6.08%, 02/25/36 (c),(e)	1,275,561	1,066,341
Series 2006-3, Class 22A1, 4.07%, 05/25/36 (c),(e)	342,682	241,811
Series 2006-4, Class 13A1, 1 mo. TSFR + .43%, 5.76%, 08/25/36 (c),(e)	262,560	213,197
Bear Stearns Asset-Backed Securities I Trust, Series 2007-AC5, Class A5, 1 mo. TSFR + .56%, 5.89%, 07/25/37 (c),(e)	2,528,025	596,288
Calcon Mutual Mortgage, Series 2023-1, Class M1, 5.01%, 06/25/54 (c),(d),(e)	3,006,000	3,032,345
Chase Mortgage Finance Trust, Series 2007-A1, Class 1M, 5.56%, 02/25/37 (c),(e)	238,276	179,127

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount	Value
ChaseFlex Trust, Series 2007-1, Class 1A1, 6.50%, 02/25/37 (c)	$1,020,434	$337,579
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-4A, Class B1, 4.62%, 10/25/35 (c),(d),(e)	297,703	231,494
CHL Mortgage Pass-Through Trust, Series 2005-3, Class 1A4, 1 mo. TSFR + .83%, 6.16%, 04/25/35 (c),(e)	474,472	408,706
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR6, Class 2A4, 1 mo. TSFR + .55%, 5.88%, 09/25/36 (c),(e)	809,988	293,638
CitiMortgage Alternative Loan Trust,
Series 2006-A4, Class 1A5, 1 mo. TSFR + .76%, 6.00%, 09/25/36 (c),(e)	799,951	619,656
Series 2007-A6, Class 1A1, 1 mo. TSFR + .71%, 6.00%, 06/25/37 (c),(e)	298,625	241,443
COLT Mortgage Loan Trust,
Series 2021-HX1, Class B1, 3.11%, 10/25/66 (c),(d),(e)	118,000	74,776
Series 2021-HX1, Class B3A, 4.14%, 10/25/66 (c),(d),(e)	100,000	63,062
Series 2022-1, Class B1, 4.07%, 12/27/66 (c),(d),(e)	100,000	82,753
Series 2022-1, Class B2, 4.07%, 12/27/66 (c),(d),(e)	100,000	71,038
Series 2022-2, Class B1, 3.96%, 02/25/67 (c),(d),(e)	100,000	77,841
Series 2022-3, Class B2, 4.22%, 02/25/67 (c),(d),(e)	100,000	76,164
Series 2022-4, Class B1, 4.61%, 03/25/67 - (c),(d),(e)	127,000	112,360
Series 2022-5, Class B1, 4.66%, 03/25/67 (c),(d),(e)	1,000,000	878,820
COLT Trust,
Series 2021-RPL1, Class B1, 4.69%, 09/25/61 (c),(d),(e)	100,000	74,330
Series 2021-RPL1, Class B2, 4.69%, 09/25/61 (c),(d),(e)	446,000	294,853
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR26, Class CB1, 5.72%, 11/25/33 (c),(e)	251,063	218,988
CSFB Mortgage-Backed Pass-Through Certificates, Series 2004-8, Class DB1, 5.59%, 12/25/34 (c),(e)	378,058	243,330
CSMC Trust,
Series 2021-NQM3, Class B2, 4.13%, 04/25/66 (c),(d),(e)	800,000	537,723

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount	Value
Series 2021-NQM3, Class B1, 3.43%, 04/25/66 (c),(d),(e)	$211,000	$144,418
Series 2021-NQM7, Class B1, 3.72%, 10/25/66 (c),(d),(e)	100,000	72,189
Series 2021-NQM8, Class B1, 4.21%, 10/25/66 (c),(d),(e)	226,899	170,119
Series 2021-NQM8, Class B2, 4.22%, 10/25/66 (c),(d),(e)	100,000	77,399
Deephaven Residential Mortgage Trust,
Series 2020-2, Class B3, 5.79%, 05/25/65 (c),(d),(e)	263,000	239,621
Series 2021-2, Class B1, 3.17%, 04/25/66 (c),(d),(e)	100,000	72,574
Series 2021-2, Class B2, 3.93%, 04/25/66 (c),(d),(e)	100,000	70,264
Series 2021-3, Class B2, 4.13%, 08/25/66 (c),(d),(e)	100,000	68,990
Series 2021-4, Class B2, 4.45%, 11/25/66 (c),(d),(e)	100,000	75,033
Series 2022-1, Class B1, 4.27%, 01/25/67 (c),(d),(e)	100,000	79,166
Series 2022-1, Class B2, 4.27%, 01/25/67 (c),(d),(e)	120,000	83,468
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2006-AR5, Class 1A1, 1 mo. TSFR + .37%, 5.70%, 10/25/36 (c),(e)	1,334,559	423,762
DSLA Mortgage Loan Trust, Series 2005-AR2, Class 2A1A, 1 mo. TSFR + .53%, 5.86%, 03/19/45 (c),(e)	1,071,430	991,323
Ellington Financial Mortgage Trust, Series 2021-3, Class B2, 4.29%, 09/25/66 (c),(d),(e)	100,000	73,888
First Horizon Alternative Mortgage Securities Trust,
Series 2006-FA8, Class 1A3, 1 mo. TSFR + .61%, 5.94%, 02/25/37 (c),(e)	753,411	241,174
Series 2007-FA2, Class 1A2, 1 mo. TSFR + .66%, 5.99%, 04/25/37 (c),(e)	952,667	250,187
GCAT Trust,
Series 2022-HX1, Class B1, 4.02%, 12/27/66 (c),(d),(e)	100,000	75,951
Series 2022-HX1, Class M1, 4.02%, 12/27/66 (c),(d),(e)	100,000	76,748
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ1, Class B3, 2.75%, 06/25/51 (c),(d),(e)	3,822,549	2,929,315
GSR Mortgage Loan Trust, Series 2005-AR6, Class B1, 5.64%, 09/25/35 (c),(e)	281,862	232,174
HarborView Mortgage Loan Trust,
Series 2005-10, Class 2A1B, 1 mo. TSFR + .87%, 6.20%, 11/19/35 (c),(e)	942,844	624,458

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount	Value
Series 2006-4, Class 1A1A, 1 mo. TSFR + .47%, 5.80%, 05/19/46 (c),(e)	$545,746	$278,180
Series 2007-6, Class 2A1B, 1 mo. TSFR + .34%, 5.67%, 08/19/37 (c),(e)	8,128,528	6,377,497
Imperial Fund Mortgage Trust, Series 2023-NQM1, Class M1, 8.20%, 02/25/68 (c),(d),(e)	256,000	261,389
IndyMac INDX Mortgage Loan Trust,
Series 2006-AR7, Class 3A1, 3.87%, 05/25/36 (c),(e)	218,580	182,400
Series 2007-FLX2, Class A2, 1 mo. TSFR + .30%, 5.82%, 04/25/37 (c),(e)	246,627	256,017
Series 2007-FLX5, Class 2A2, 1 mo. TSFR + .35%, 5.68%, 08/25/37 (c),(e)	4,473,887	3,665,353
JP Morgan Alternative Loan Trust, Series 2006-A6, Class 1A1, 1 mo. TSFR + .43%, 5.76%, 11/25/36 (c),(e)	289,792	237,459
JP Morgan Mortgage Trust,
Series 2018-5, Class B4, 3.72%, 10/25/48 (c),(d),(e)	249,937	212,252
Series 2023-HE2, Class M3, 1 mo. SOFR + 3.25%, 8.57%, 03/25/54 (c),(d),(e)	4,000,000	4,080,132
Legacy Mortgage Asset Trust,
Series 2020-GS4, Class A2, 7.00%, 02/25/60 (c),(d),(h)	1,059,888	1,015,598
Series 2021-GS3, Class A2, 3.25%, 07/25/61 (c),(d),(h)	556,000	511,537
Lehman Mortgage Trust, Series 2007-1, Class 1A2, 5.75%, 02/25/37 (c)	530,031	495,387
Lehman XS Trust, Series 2007-15N, Class 4A1, 1 mo. TSFR + 1.01%, 6.34%, 08/25/47 (c),(e)	270,007	240,800
LHOME Mortgage Trust, Series 2021-RTL2, Class M, 5.61%, 06/25/26 (c),(d),(h)	684,000	612,237
Merrill Lynch Mortgage Investors Trust,
Series 2005-3, Class M1, 5.66%, 11/25/35 (c),(e)	454,109	261,405
Series 2005-A5, Class M1, 4.39%, 06/25/35 (c),(e)	643,956	550,946
MFA Trust,
Series 2021-INV2, Class B1, 4.39%, 11/25/56 (c),(d),(e)	100,000	78,185
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class B1, 6.08%, 09/25/34 (c),(e)	265,076	209,344
Series 2004-9, Class B1, 5.41%, 11/25/34 (c),(e)	284,057	226,675
Series 2005-1, Class B1, 5.63%, 03/25/35 (c),(e)	491,387	320,051

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount	Value
New Residential Mortgage Loan Trust,
Series 2022-NQM1, Class B1, 3.82%, 04/25/61 (c),(d),(e)	$100,000	$71,146
Series 2022-NQM1, Class B2, 3.82%, 04/25/61 (c),(d),(e)	100,000	68,658
NMLT Trust, Series 2021-INV1, Class B1, 3.61%, 05/25/56 (c),(d),(e)	138,000	94,675
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AR3, Class A3A, 1 mo. TSFR + .45%, 5.78%, 10/25/36 (c),(e)	318,192	271,634
Preston Ridge Partners Mortgage LLC,
Series 2021-6, Class A2, 3.47%, 07/25/26 (c),(d),(h)	100,000	94,184
Series 2021-7, Class A2, 3.67%, 08/25/26 (c),(d),(h)	207,000	198,985
Series 2021-8, Class A2, 3.60%, 09/25/26 (c),(d),(e)	129,000	120,310
Series 2021-9, Class A2, 3.97%, 10/25/26 (c),(d),(e)	244,000	235,730
RCKT Mortgage Trust,
Series 2023-CES1, Class M2, 7.98%, 06/25/43 (c),(d),(e)	251,000	255,706
Series 2023-CES2, Class M1, 7.36%, 09/25/43 (c),(d),(e)	5,513,000	5,580,242
Series 2023-CES2, Class M2, 8.18%, 09/25/43 (c),(d),(e)	348,000	356,703
Residential Accredit Loans, Inc. Trust,
Series 2006-QO7, Class 1A1, 12 mo. MTA + .80%, 5.89%, 09/25/46 (c),(e)	332,446	270,133
Series 2007-QH5, Class AI1, 1 mo. TSFR + .53%, 5.86%, 06/25/37 (c),(e)	1,594,229	1,111,476
Residential Asset Securitization Trust, Series 2006-A7CB, Class 1A4, 6.25%, 07/25/36 (c)	322,745	249,777
Saluda Grade Alternative Mortgage Trust, Series 2023-FIG3, Class B, 7.71%, 08/25/53 (c),(d)	1,727,709	1,765,591
Sequoia Mortgage Trust, Series 2019-4, Class B4, 3.77%, 11/25/49 (c),(d),(e)	2,158,000	1,442,224
Starwood Mortgage Residential Trust,
Series 2021-4, Class B2, 4.14%, 08/25/56 (c),(d),(e)	268,000	188,146
Series 2020-INV1, Class B1, 3.26%, 11/25/55 (c),(d)	123,000	96,108
Series 2021-3, Class B1, 3.35%, 06/25/56 (c),(d),(e)	100,000	66,703
Series 2021-6, Class B1, 3.94%, 11/25/66 (c),(d),(e)	178,000	125,602
Series 2021-6, Class B2, 3.94%, 11/25/66 (c),(d),(e)	100,000	65,295

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount	Value
Series 2022-1, Class B1, 3.96%, 12/25/56 (c),(d),(e)	$135,000	$98,172
Structured Asset Mortgage Investments II Trust, Series 2007-AR1, Class 2A2, 1 mo. TSFR + .32%, 5.86%, 01/25/37 (c),(e)	420,243	490,475
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-26A, Class B1II, 5.85%, 09/25/33 (c),(e)	214,247	143,272
Thornburg Mortgage Securities Trust, Series 2005-3, Class B1, 5.21%, 10/25/45 (c),(e)	562,576	428,347
Towd Point Mortgage Trust,
Series 2020-1, Class B3, 4.57%, 01/25/60 (c),(d),(e)	2,690,000	1,822,989
Series 2021-1, Class B2, 4.38%, 11/25/61 (c),(d),(e)	494,000	347,969
TRK Trust,
Series 2021-INV2, Class B1, 4.10%, 11/25/26 (c),(d),(e)	117,000	87,580
Series 2021-INV2, Class B2, 4.40%, 11/25/56 (c),(d),(e)	1,000,000	721,448
Series 2022-INV1, Class B1, 4.02%, 02/25/57 (c),(d),(e)	111,000	84,825
Series 2022-INV1, Class B2, 4.02%, 02/25/57 (c),(d),(e)	100,000	68,103
Verus Securitization Trust,
Series 2022-1,Class B2, 3.99%, 01/25/67 (c),(d),(e)	1,000,000	636,742
Series 2022-4, Class B1, 4.73%, 04/25/67 (c),(d),(e)	1,000,000	824,711
Series 2022-INV1, Class B1, 5.85%, 08/25/67 (c),(d),(e)	1,000,000	949,509
WaMu Mortgage Pass-Through Certificates Trust,
Series 2005-AR1, Class B1, 1 mo. TSFR + .94%, 6.27%, 01/25/45 (c),(e)	265,270	233,569
Series 2005-AR17, Class A1C4, 1 mo. TSFR + .91%, 6.24%, 12/25/45 (c),(e)	533,557	365,674
Series 2005-AR6, Class B1, 1 mo. TSFR + 1.01%, 6.34%, 04/25/45 (c),(e)	465,555	339,907
Series 2005-AR9, Class B1, 1 mo. TSFR + 1.06%, 6.39%, 07/25/45 (c),(e)	170,418	154,490
Series 2006-AR1, Class 2A1C, 12 mo. MTA + 1.07%, 6.16%, 01/25/46 (c),(e)	204,383	190,046
Series 2006-AR17, Class 1A, 12 mo. MTA + .82%, 4.40%, 12/25/46 (c),(e)	1,274,822	1,027,248
Series 2007-HY6, Class 1A1, 3.81%, 06/25/37 (c),(e)	297,634	234,684
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust,
Series 2005-11, Class A2, 5.75%, 01/25/36 (c)	227,489	179,943
Series 2005-AR1, Class A1B, 1 mo. TSFR + .79%, 6.12%, 12/25/35 (c),(e)	231,866	247,842

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount	Value
Series 2006-5, Class 1A3, 6.00%, 07/25/36 (c)	$350,615	$267,842
Series 2007-3, Class A19, 6.00%, 04/25/37 (c)	511,934	455,884
Series 2007-OA3, Class 2A, 12 mo. MTA + .75%, 5.84%, 02/25/47 (c),(e)	230,798	194,066

		89,578,530

Commercial Mortgage-Backed Securities — 4.0%
Arbor Multifamily Mortgage Securities Trust, Series 2022-MF4, Class E, 2.00%, 02/15/55 (c),(d)	130,000	73,790
AREIT LLC, Series 2022-CRE7, Class C, 1 mo. TSFR + 3.84%, 9.17%, 06/17/39 (c),(d),(e)	1,000,000	984,870
AREIT Trust, Series 2022-CRE6, Class C, 1 mo. SOFR + 2.15%, 7.47%, 01/20/37 (c),(d),(e)	100,000	95,664
BAMLL Commercial Mortgage Securities Trust,
Series 2019-BPR, Class EMP, 3.89%, 11/05/32 (c),(d),(e)	8,817,000	8,000,625
Series 2019-BPR, Class FMP, 3.89%, 11/05/32 (c),(d),(e)	4,408,000	3,912,841
Benchmark Mortgage Trust,
Series 2018-B7, Class D, 3.00%, 05/15/53 (c),(d)	290,000	211,132
Series 2023-V3, Class XD, 3.17%, 07/15/56 (c),(d),(e),(g)	1,000,000	115,900
BHMS Mortgage Trust,
Series 2018-ATLS, Class C, 1 mo. TSFR + 2.20%, 7.52%, 07/15/35 (c),(d),(e)	525,000	516,140
Series 2018-ATLS, Class E, 1 mo. TSFR + 3.30%, 8.62%, 07/15/35 (c),(d),(e)	2,103,000	2,046,467
BLP Commercial Mortgage Trust, Series 2024-IND2, Class E, 1 mo. TSFR + 3.69%, 9.01%, 03/15/41 (c),(d),(e)	4,990,000	4,985,664
BOCA Commercial Mortgage Trust, Series 2022-BOCA, Class E, 1 mo. TSFR + 4.22%, 9.54%, 05/15/39 (c),(d),(e)	1,079,000	1,070,723
BX Commercial Mortgage Trust,
Series 2020-VIVA, Class E, 3.55%, 03/11/44 (c),(d),(e)	7,501,000	6,129,645
Series 2021-CIP, Class F, 1 mo. TSFR + 3.33%, 8.66%, 12/15/38 (c),(d),(e)	153,000	148,725
Series 2021-MC, Class G, 1 mo. TSFR + 3.20%, 8.53%, 04/15/34 (c),(d),(e)	100,000	92,673
Series 2021-SOAR, Class F, 1 mo. TSFR + 2.46%, 7.79%, 06/15/38 (c),(d),(e)	1,249,083	1,235,486
Series 2021-SOAR, Class G, 1 mo. TSFR + 2.91%, 8.24%, 06/15/38 (c),(d),(e)	210,093	207,185

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount	Value
Series 2021-SOAR, Class J, 1 mo. TSFR + 3.86%, 9.19%, 06/15/38 (c),(d),(e)	$882,744	$862,818
Series 2021-VINO, Class E, 1 mo. TSFR + 2.07%, 7.39%, 05/15/38 (c),(d),(e)	1,133,743	1,115,201
Series 2022-AHP, Class E, 1 mo. TSFR + 3.04%, 8.37%, 01/17/39 (c),(d),(e)	216,000	208,239
BX Trust,
Series 2018-GW, Class F, 1 mo. TSFR + 2.72%, 8.04%, 05/15/35 (c),(d),(e)	106,000	103,421
Series 2021-ARIA, Class E, 1 mo. TSFR + 2.36%, 7.68%, 10/15/36 (c),(d),(e)	2,914,000	2,834,433
Series 2022-FOX2, Class E, 1 mo. TSFR + 2.96%, 8.28%, 04/15/39 (c),(d),(e)	816,889	781,878
BXSC Commercial Mortgage Trust, Series 2022-WSS, Class E, 1 mo. TSFR + 4.13%, 9.46%, 03/15/35 (c),(d),(e)	148,000	146,752
CAMB Commercial Mortgage Trust,
Series 2019-LIFE, Class E, 1 mo. TSFR + 2.20%, 7.77%, 12/15/37 (c),(d),(e)	1,000,000	994,173
Series 2019-LIFE, Class F, 1 mo. TSFR + 2.847%, 8.17%, 12/15/37 (c),(d),(e)	1,000,000	990,754
Series 2019-LIFE, Class G, 1 mo. TSFR + 3.55%, 8.87%, 12/15/37 (c),(d),(e)	129,000	127,275
Cascade Funding Mortgage Trust, Series 2021-FRR1, Class BK98, 0.00%, 08/29/29 (c),(d),(f)	1,000,000	646,741
CD Mortgage Trust, Series 2016-CD1, Class D, 2.77%, 08/10/49 (c),(d),(e)	1,120,000	562,464
Citigroup Commercial Mortgage Trust,
Series 2012-GC8, Class C, 4.94%, 09/10/45 (c),(d),(e)	91,143	82,264
Series 2016-GC37, Class D, 2.79%, 04/10/49 (c),(d)	100,000	76,562
Series 2019-C7, Class E, 2.75%, 12/15/72 (c),(d)	697,000	422,517
Series 2020-420K, Class E, 3.31%, 11/10/42 (c),(d),(e)	599,101	473,903
Cold Storage Trust, Series 2020-ICE5, Class F, 1 mo. TSFR + 3.61%, 8.93%, 11/15/37 (c),(d),(e)	982,990	966,017
COMM Mortgage Trust,
Series 2014-CR14, Class D, 3.68%, 02/10/47 (c),(d),(e)	591,000	568,226
Series 2014-CR18, Class D, 4.76%, 07/15/47 (c),(d),(e)	2,161,000	1,998,506
Series 2015-CR27, Class E, 3.25%, 10/10/48 (c),(d)	1,439,000	1,155,382
Series 2019-GC44, Class 180B, 3.40%, 08/15/57 (c),(d),(e)	160,000	153,057

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount	Value
Series 2019-GC44, Class 180C, 3.40%, 08/15/57 (c),(d),(e)	$386,000	$370,988
Series 2019-GC44, Class 180D, 3.40%, 08/15/57 (c),(d),(e)	231,000	219,254
Commercial Mortgage Trust,
Series 2015-CR22, Class E, 3.00%, 03/10/48 (c),(d)	239,000	176,996
Series 2015-CR23, Class C, 4.28%, 05/10/48 (c),(e)	123,000	117,076
Series 2015-CR23, Class D, 4.28%, 05/10/48 (c),(e)	502,000	403,105
Series 2015-CR23, Class E, 3.23%, 05/10/48 (c),(d)	1,393,000	850,974
Series 2015-CR25, Class D, 3.77%, 08/10/48 (c),(e)	479,000	416,515
Series 2015-CR27, Class D, 3.45%, 10/10/48 (c),(d),(e)	3,065,000	2,731,010
Series 2015-LC21, Class C, 4.32%, 07/10/48 (c),(e)	1,113,000	1,048,807
Series 2015-LC21, Class D, 4.32%, 07/10/48 (c),(e)	1,348,000	1,192,301
CSAIL Commercial Mortgage Trust,
Series 2015-C2, Class D, 4.17%, 06/15/57 (c),(e)	843,000	611,677
Series 2015-C4, Class E, 3.56%, 11/15/48 (c),(e)	100,000	84,228
Series 2015-C4, Class F, 3.50%, 11/15/48 (c),(d),(e)	5,568,000	4,011,950
Series 2016-C5, Class C, 4.64%, 11/15/48 (c),(e)	355,000	326,161
Series 2018-CX11, Class D, 2.75%, 04/15/51 (c),(d),(e)	604,000	430,904
Series 2019-C16, Class D, 3.00%, 06/15/52 (c),(d)	163,000	105,984
Series 2019-C17, Class D, 2.50%, 09/15/52 - 10/15/52 (c),(d)	1,512,000	1,029,374
ELP Commercial Mortgage Trust,
Series 2021-ELP, Class G, 1 mo. TSFR + 3.23%, 8.56%, 11/15/38 (c),(d),(e)	1,210,591	1,183,114
Series 2021-ELP, Class J, 1 mo. TSFR + 3.73%, 9.06%, 11/15/38 (c),(d),(e)	1,006,828	971,475
Federal Home Loan Mortgage Corp.,
Series 2021-MN1, Class M2, 1 mo. SOFR + 3.75%, 9.07%, 01/25/51 (c),(d),(e)	102,000	99,453
Series 2021-MN2, Class M2, 1 mo. SOFR + 3.25%, 8.67%, 07/25/41 (c),(d),(e)	128,000	115,395

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount	Value
Fontainebleau Miami Beach Trust,
Series 2019-FBLU, Class F, 3.96%, 12/10/36 (c),(d),(e)	$1,837,000	$1,780,446
Series 2019-FBLU, Class G, 3.96%, 12/10/36 (c),(d),(e)	724,000	697,851
Series 2019-FBLU, Class H, 3.96%, 12/10/36 (c),(d),(e)	116,000	111,484
FREMF Mortgage Trust,
Series 2017-KGX1, Class CFX, 3.59%, 10/25/27 (c),(d),(e)	1,000,000	866,609
Series 2019-KL4L, Class BCR, 1 mo. SOFR + 3.61%, 8.93%, 11/25/25 (c),(d),(e)	12,168	12,043
Great Wolf Trust, Series 2019-WOLF, Class F, 1 mo. TSFR + 3.45%, 8.77%, 12/15/36 (c),(d),(e)	1,025,576	1,021,650
GS Mortgage Securities Corp. Trust,
Series 2018-HULA, Class G, 1 mo. TSFR + 3.70%, 9.03%, 07/15/25 (c),(d),(e)	974,233	959,690
Series 2021-DM, Class F, 1 mo. TSFR + 3.55%, 8.88%, 11/15/36 (c),(d),(e)	312,000	299,397
Series 2021-ROSS, Class F, 1 mo. TSFR + 4.01%, 9.34%, 05/15/26 (c),(d),(e)	1,019,000	426,714
Series 2021-ROSS, Class G, 1 mo. TSFR + 4.76%, 10.09%, 05/15/26 (c),(d),(e)	1,000,000	392,425
Series 2021-ROSS, Class H, 1 mo. TSFR + 6.01%, 11.34%, 05/15/26 (c),(d),(e)	1,000,000	253,226
GS Mortgage Securities Trust,
Series 2012-GCJ9, Class D, 4.45%, 11/10/45 (c),(d),(e)	177,047	159,638
Series 2013-GC10, Class E, 4.54%, 02/10/46 (c),(d),(e)	3,900,000	3,283,944
Series 2014-GC20, Class C, 4.95%, 04/10/47 (c),(e)	1,874,000	1,836,736
Series 2014-GC20, Class D, 4.95%, 04/10/47 (c),(d),(e)	503,911	457,293
Series 2014-GC24, Class B, 4.50%, 09/10/47 (c),(e)	100,000	96,800
Series 2014-GC24, Class C, 4.52%, 09/10/47 (c),(e)	303,000	286,607
Series 2016-GS2, Class D, 2.75%, 05/10/49 (c),(d)	1,415,000	1,168,595
Series 2017-GS8, Class D, 2.70%, 11/10/50 (c),(d)	1,593,000	1,122,284
Hawaii Hotel Trust, Series 2019-MAUI, Class G, 1 mo. TSFR + 3.20%,8.52%, 05/15/38 (c),(d),(e)	1,020,000	1,004,827
Hilton USA Trust,
Series 2016-HHV, Class F, 4.19%, 11/05/38 (c),(d),(e)	20,614,000	18,872,055

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount	Value
Series 2016-SFP, Class F, 6.16%, 11/05/35 (c),(d)	$1,068,000	$25,072
IMT Trust, Series 2017-APTS, Class FFX, 3.50%, 06/15/34 (c),(d),(e)	625,000	614,607
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2015-JP1, Class C, 4.72%, 01/15/49 (c),(e)	102,000	90,544
Series 2016-JP3, Class D, 3.42%, 08/15/49 (c),(d),(e)	100,000	68,875
Series 2021-MHC, Class F, 1 mo. TSFR + 3.06%,8.39%, 04/15/38 (c),(d),(e)	1,143,000	1,128,229
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C23, Class D, 3.98%, 09/15/47 (c),(d),(e)	100,000	90,161
Series 2014-C26, Class C, 4.36%, 01/15/48 (c),(e)	642,000	617,547
Series 2015-C31, Class E, 4.62%, 08/15/48 (c),(d),(e)	1,093,000	753,376
Series 2016-C1, Class C, 4.70%, 03/17/49 (c),(e)	651,000	602,803
Series 2016-C1, Class E, 4.70%, 03/17/49 (c),(d),(e)	3,126,000	2,594,405
KKR Industrial Portfolio Trust, Series 2021-KDIP, Class G, 1 mo. TSFR + 3.86%, 9.19%, 12/15/37 (c),(d),(e)	370,866	370,948
Life Mortgage Trust, Series 2021-BMR, Class F, 1 mo. TSFR + 2.46%,7.79%, 03/15/38 (c),(d),(e)	1,130,416	1,096,767
LSTAR Commercial Mortgage Trust,
Series 2015-3, Class E, 3.13%, 04/20/48 (c),(d),(e)	121,000	110,658
Series 2017-5, Class C, 4.67%, 03/10/50 (c),(d),(e)	967,000	816,194
Series 2017-5, Class D, 4.67%, 03/10/50 (c),(d),(e)	1,125,000	886,252
LUXE Trust,
Series 2021-TRIP, Class F, 1 mo. TSFR + 3.36%, 8.69%, 10/15/38 (c),(d),(e)	1,867,000	1,857,811
Series 2021-TRIP, Class G, 1 mo. TSFR + 4.36%, 9.69%, 10/15/38 (c),(d),(e)	1,229,000	1,211,438
MF1 Multifamily Housing Mortgage Loan Trust, Series 2021-FL5, Class E, 1 mo. TSFR + 3.11%, 8.44%, 07/15/36 (c),(d),(e)	100,000	95,617
MHC Commercial Mortgage Trust, Series 2021-MHC, Class G, 1 mo. TSFR + 3.32%, 8.64%, 04/15/38 (c),(d),(e)	1,205,466	1,192,257
MHC Trust,
Series 2021-MHC2, Class E, 1 mo. TSFR + 2.06%, 7.39%, 05/15/38 (c),(d),(e)	265,600	259,700

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount	Value
Series 2021-MHC2, Class F, 1 mo. TSFR + 2.51%, 7.84%, 05/15/38 (c),(d),(e)	$876,000	$843,001
MHP Trust,
Series 2022-MHIL, Class F, 1 mo. TSFR + 3.26%,8.58%, 01/15/27 (c),(d),(e)	940,785	918,908
Series 2022-MHIL, Class G, 1 mo. TSFR + 3.96%,9.28%, 01/15/27 (c),(d),(e)	713,794	695,601
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C17, Class D, 4.65%, 08/15/47 (c),(d),(e)	100,000	94,866
Series 2015-C20, Class D, 3.07%, 02/15/48 (c),(d)	393,000	362,252
Series 2016-C31, Class D, 3.00%, 11/15/49 (c),(d),(e)	1,441,000	838,171
Series 2016-C32, Class D, 3.40%, 12/15/49 - 01/15/59 (c),(d),(e)	1,456,000	1,012,783
Morgan Stanley Capital I Trust,
Series 2016-UB11, Class E, 2.59%, 08/15/49 (c),(d),(e)	3,200,500	1,973,089
Series 2018-SUN, Class F, 1 mo. TSFR + 2.85%,8.17%, 07/15/35 (c),(d),(e)	1,000,000	971,742
Natixis Commercial Mortgage Securities Trust,
Series 2019-MILE, Class D, 1 mo. TSFR + 2.83%,8.16%, 07/15/36 (c),(d),(e)	102,000	88,596
Series 2019-MILE, Class E, 1 mo. TSFR + 3.58%,8.91%, 07/15/36 (c),(d),(e)	135,000	104,461
Series 2022-RRI, Class C, 1 mo. TSFR + 3.10%,8.42%, 03/15/35 (c),(d),(e)	99,126	96,032
NCMF Trust, Series 2022-MFP, Class C, 1 mo. TSFR + 2.84%,8.16%, 03/15/39 (c),(d),(e)	1,000,000	989,647
New Orleans Hotel Trust, Series 2019-HNLA, Class E, 1 mo. TSFR + 2.74%,8.06%, 04/15/32 (c),(d),(e)	1,301,000	1,206,002
OPG Trust,
Series 2021-PORT, Class G, 1 mo. TSFR + 2.51%,7.84%, 10/15/36 (c),(d),(e)	611,610	594,991
Series 2021-PORT, Class J, 1 mo. TSFR + 3.46%,8.79%, 10/15/36 (c),(d),(e)	79,661	76,900
ORL Trust, Series 2023-GLKS, Class D, 1 mo. TSFR + 4.30%,9.63%, 10/19/36 (c),(d),(e)	100,000	100,156
Prima Capital CRE Securitization Ltd.,
Series 2019-1S, Class C, 5.50%, 10/01/33 (c),(d)	1,000,000	852,198
Series 2019-RK1, Class BT, 4.45%, 04/15/38 (c),(d)	1,173,000	898,796
Series 2019-RK1, Class CG, 4.00%, 04/15/38 (c),(d)	339,000	250,744
Series 2019-RK1, Class CT, 4.45%, 04/15/38 (c),(d)	121,000	88,310

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount	Value
Ready Capital Mortgage Financing LLC,
Series 2021-FL7, Class D, 1 mo. TSFR + 3.06%,8.39%, 11/25/36 (c),(d),(e)	$100,000	$93,511
Series 2022-FL9, Class B, 1 mo. TSFR + 3.61%,8.94%, 06/25/37 (c),(d),(e)	290,000	286,370
Series 2022-FL9, Class C, 1 mo. TSFR + 4.31%,9.64%, 06/25/37 (c),(d),(e)	1,303,000	1,283,516
ReadyCap Commercial Mortgage Trust,
Series 2019-6, Class C, 4.13%, 10/25/52 (c),(d),(e)	1,691,000	1,456,555
Series 2019-6, Class D, 4.65%, 10/25/52 (c),(d),(e)	227,000	177,019
SCG Mortgage Trust, Series 2023-NASH, Class D, 1 mo. TSFR + 4.19%,9.51%, 12/15/40 (c),(d),(e)	320,000	318,213
SG Commercial Mortgage Securities Trust,
Series 2016-C5, Class D, 4.82%, 10/10/48 (c),(d),(e)	295,000	178,048
Series 2019-PREZ, Class E, 3.48%, 09/15/39 (c),(d),(e)	1,720,000	1,325,060
SREIT Trust,
Series 2021-IND, Class F, 1 mo. TSFR + 2.65%,7.97%, 10/15/38 (c),(d),(e)	145,000	138,922
Series 2021-IND, Class G, 1 mo. TSFR + 3.38%,8.71%, 10/15/38 (c),(d),(e)	1,545,000	1,463,364
Starwood Mortgage Trust,
Series 2021-LIH, Class E, 1 mo. TSFR + 3.02%,8.34%, 11/15/36 (c),(d),(e)	1,000,000	974,615
Series 2021-LIH, Class F, 1 mo. TSFR + 3.67%,8.99%, 11/15/36 (c),(d),(e)	125,000	121,134
Series 2021-LIH, Class G, 1 mo. TSFR + 4.31%,9.64%, 11/15/36 (c),(d),(e)	1,000,000	961,443
STWD Trust, Series 2021-FLWR, Class G, 1 mo. TSFR + 3.79%,9.11%, 07/15/36 (c),(d),(e)	223,000	219,707
TPGI Trust, Series 2021-DGWD, Class G, 1 mo. TSFR + 3.96%,9.29%, 06/15/26 (c),(d),(e)	1,143,200	1,142,396
UBS Commercial Mortgage Trust,
Series 2018-C11, Class D, 3.00%, 06/15/51 (c),(d),(e)	112,000	66,421
Series 2018-C9, Class D, 4.95%, 03/15/51 (c),(d),(e)	331,000	198,990
Velocity Commercial Capital Loan Trust,
Series 2023-3, Class M1, 7.51%, 08/25/53 (c),(d),(e)	4,087,956	4,138,933
Series 2023-3, Class M2, 8.27%, 08/25/53 (c),(d),(e)	248,927	252,967
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC18, Class D, 3.96%, 12/15/47 (c),(d),(e)	992,000	938,616

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount	Value
Series 2015-C26, Class D, 3.59%, 02/15/48 (c),(d)	$4,590,000	$4,279,014
Series 2015-C27, Class D, 3.77%, 02/15/48 (c),(d)	5,146,000	3,290,810
Series 2015-NXS4, Class D, 3.68%, 12/15/48 (c),(e)	100,000	88,504
Series 2016-LC24, Class D, 3.21%, 10/15/49 (c),(d)	4,253,000	3,381,224
Series 2016-NXS5, Class E, 4.98%, 01/15/59 (c),(d),(e)	100,000	58,726
Series 2019-JWDR, Class D, 3.33%, 09/15/31 (c),(d),(e)	100,000	92,029
Series 2019-JWDR, Class F, 4.56%, 09/15/31 (c),(d),(e)	2,488,000	2,306,145
Series 2019-JWDR, Class G, 5.38%, 09/15/31 (c),(d),(e)	2,074,000	1,906,958
WFRBS Commercial Mortgage Trust, Series 2014-C19, Class D, 4.23%, 03/15/47 (c),(d)	311,849	308,864
WMRK Commercial Mortgage Trust,
Series 2022-WMRK, Class C, 1 mo. TSFR + 4.08%,9.41%, 11/15/27 (c),(d),(e)	2,696,000	2,709,644
Series 2022-WMRK, Class D, 1 mo. TSFR + 4.93%,10.26%, 11/15/27 (c),(d),(e)	1,000,000	1,007,325
Series 2022-WMRK, Class E, 1 mo. TSFR + 5.68%,11.00%, 11/15/27 (c),(d),(e)	1,000,000	1,004,058
Worldwide Plaza Trust, Series 2017-WWP, Class F, 3.60%, 11/10/36 (c),(d),(e)	109,000	9,772

		160,424,548

Interest Only Commercial Mortgage-Backed Securities — 2.0%
Bank5, Series 2024-5YR5, Class XD, 3.00%, 02/15/29 (c),(d),(e),(g)	1,000,000	122,175
BBCMS Mortgage Trust, Series 2022-C16, Class XD, 2.18%, 06/15/55 (c),(d),(e),(g)	4,299,000	587,437
California Housing Finance Agency, Series X, 0.29%, 01/15/35 (c),(e),(g)	14,417,722	239,724
CFK Trust, Series 2020-MF2, Class X, 0.77%, 03/15/39 (c),(d),(e),(g)	19,612,000	376,668
Citigroup Commercial Mortgage Trust,
Series 2019-C7, Class XD, 1.20%, 12/15/72 (c),(d),(e),(g)	5,347,000	298,250
Series 2019-GC43, Class XD, 0.62%, 11/10/52 (c),(d),(e),(g)	5,918,000	166,994
Commercial Mortgage Trust, Series 2014-UBS4, Class XA, 1.05%, 08/10/47 (c),(e),(g)	13,824,438	20,294
CSAIL Commercial Mortgage Trust,
Series 2015-C2, Class XA, 0.71%, 06/15/57 (c),(e),(g)	32,586,693	188,514

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount	Value
Series 2015-C3, Class XA, 0.66%, 08/15/48 (c),(e),(g)	$63,068,848	$364,349
Series 2019-C18, Class XD, 1.42%, 12/15/52 (c),(d),(e),(g)	4,452,333	280,933
DC Office Trust, Series 2019-MTC, Class X, 0.11%, 09/15/45 (c),(d),(e),(g)	64,579,000	431,129
Federal Home Loan Mortgage Corp.,
Series 303, Class C28, 4.50%, 01/15/43 (g)	9,231,578	1,816,239
Series 4941, Class IO, 4.00%, 12/15/47 (g)	6,673,114	1,316,725
Series 4976, Class MI, 4.50%, 05/25/50 (g)	14,400,708	2,952,347
Series 5036, Class KI, 4.00%, 06/25/48 (g)	17,083,394	3,193,296
Series 5093, Class AI, 3.50%, 04/25/51 (g)	12,779,677	2,067,995
Series 5104, Class GI, 3.50%, 06/25/49 (g)	9,289,573	1,771,512
Series 5134, Class BI, 4.50%, 08/25/51 (g)	17,352,238	3,851,815
Series 5146, Class BI, 4.00%, 08/25/50 (g)	22,057,287	4,279,753
Series 5236, Class KI, 4.00%, 11/25/51 (g)	29,479,727	5,784,129
Series 5322, Class DI, 3.00%, 10/25/51 (g)	15,496,912	2,381,473
Series K049, Class X3, 1.55%, 10/25/43 (c),(e),(g)	2,177,000	33,933
Series K061, Class X1, 0.15%, 11/25/26 (c),(e),(g)	15,736,262	64,047
Series K071, Class X1, 0.28%, 11/25/27 (c),(e),(g)	86,564,617	727,403
Series K085, Class X3, 2.31%, 12/25/45 (c),(e),(g)	1,000,000	90,464
Series K095, Class X3, 2.10%, 08/25/47 (c),(e),(g)	9,297,000	856,495
Series K102, Class X3, 1.89%, 12/25/46 (c),(e),(g)	1,000,000	88,784
Series K115, Class X3, 2.96%, 09/25/48 (c),(e),(g)	1,000,000	143,551
Series K118, Class X3, 2.69%, 10/25/48 (c),(e),(g)	652,000	87,946
Series K119, Class X3, 2.73%, 09/25/48 (c),(e),(g)	1,525,000	208,195
Series K122, Class X3, 2.63%, 01/25/49 (c),(e),(g)	1,000,000	134,667
Series K126, Class X3, 2.63%, 01/25/49 (c),(e),(g)	1,148,000	159,487
Series K128, Class X3, 2.78%, 04/25/31 (c),(e),(g)	1,000,000	147,220
Series K142, Class X3, 3.10%, 03/25/32 (c),(e),(g)	1,000,000	182,534
Series K143, Class X3, 3.14%, 04/25/50 (c),(e),(g)	1,000,000	186,170
Series K148, Class X3, 4.15%, 08/25/54 (c),(e),(g)	751,000	194,313

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount	Value
Series K-1514, Class X3, 2.77%, 10/25/34 (c),(e),(g)	$13,043,739	$2,586,104
Series K154, Class X1, 0.29%, 11/25/32 (c),(e),(g)	30,874,999	555,102
Series KLU1, Class X3, 4.11%, 01/25/31 (c),(e),(g)	18,464,853	1,933,566
Series KLU2, Class X1, 0.96%, 08/25/29 (c),(e),(g)	55,245,351	2,185,230
Series KLU2, Class X3, 3.91%, 08/25/29 (c),(e),(g)	8,205,250	1,067,470
Series KS11, Class XFX, 1.60%, 06/25/29 (c),(e),(g)	25,186,898	1,544,637
Series KW10, Class X3, 2.72%, 10/25/32 (c),(e),(g)	5,935,000	719,411
Federal National Mortgage Association,
Series 2020-41, Class GI, 4.00%, 10/15/44 (g)	34,342,570	6,407,705
Series 2020-62, Class GI, 4.00%, 06/25/48 (g)	8,836,183	1,760,724
Series 2021-91, Class NI, 3.50%, 01/25/52 (g)	23,453,311	4,069,220
Series 409, Class C14, 3.50%, 04/25/42 (g)	12,840,819	2,055,301
Series 413, Class C35, 4.50%, 10/25/40 (g)	10,476,467	1,936,481
Government National Mortgage Association,
Series 2021-158, Class JI, 5.00%, 02/20/50 (g)	12,288,305	2,547,685
Series 2022-125, Class CI, 5.00%, 06/20/52 (g)	21,950,476	4,183,585
Series 2022-125, Class IO, 4.50%, 06/20/52 (g)	26,979,827	5,073,125
Series 2022-159, Class IA, 4.50%, 12/20/48 (g)	18,387,091	3,319,716
GS Mortgage Securities Corp. Trust, Series 2020-DUNE, Class XCP, 0.00%, 12/15/36 (c),(d),(e),(f),(g)	15,243,000	152
GS Mortgage Securities Trust, Series 2019-GC40, Class XD, 1.24%, 07/10/52 (c),(d),(e),(g)	2,219,000	116,790
JPMDB Commercial Mortgage Securities Trust, Series 2019-COR6, Class XD, 1.42%, 11/13/52 (c),(d),(e),(g)	4,231,000	272,015
MFT Mortgage Trust, Series 2020-ABC, Class XA, 0.12%, 02/10/42 (c),(d),(e),(g)	20,401,000	152,416

		78,283,395

U.S. Government Sponsored Agency Securities — 8.4%
Uniform Mortgage-Backed Security,
TBA, 30 Year Maturity, 5.50%, 04/01/54 (n)	71,000,000	70,669,992
TBA, 30 Year Maturity, 6.50%, 05/01/54 (n)	260,000,000	265,494,580

		336,164,572

Total North America		665,706,359

TOTAL MORTGAGE-BACKED SECURITIES (COST $687,645,219)		667,185,857

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount	Value

U.S. TREASURY NOTES — 3.3%
North America — 3.3%
0.00%, 04/16/24 - 06/25/24 (c),(f)	$125,000,000	$124,472,482
U.S. Treasury Notes,
2.75%, 08/15/32 (c),(j)	1,680,600	1,507,354
3.50%, 01/31/28 (c),(j)	832,900	808,531
3.88%, 12/31/27 (c),(j)	4,088,900	4,022,934
4.13%, 11/15/32 (c),(j)	1,911,000	1,897,936

Total North America		132,709,237

TOTAL U.S. TREASURY NOTES (COST $131,827,150)		132,709,237

Security Description	Shares	Value

EXCHANGE-TRADED FUNDS — 0.6%
iShares iBoxx $ Investment Grade Corporate Bond ETF (c)	17,500	1,906,100
Pershing Square Holdings Ltd.	445,571	22,991,464

TOTAL EXCHANGE-TRADED FUNDS (COST $21,811,929)		24,897,564

UNDERTAKINGS FOR COLLECTIVE INVESTMENT IN TRANSFERABLE SECURITIES — 3.8%
Ruffer SICAV - Ruffer Total Return International Class I (a)	82,985,608	152,270,292

TOTAL UNDERTAKINGS FOR COLLECTIVE INVESTMENT IN TRANSFERABLE SECURITIES (COST $161,327,914)		152,270,292

WARRANTS — 0.1%
ATI Penny Warrant (a),(c)	111,184	15,566
ATI Warrant (a),(c)	100,595	0
McLaren Racing Ltd. (a),(b),(c)	22,935	1,731,814

TOTAL WARRANTS (COST $0)		1,747,380

INVESTMENTS IN INVESTEE FUNDS — 10.9%
Europe — 1.0%
Qube Torus (cost $25,000,000) (a),(c),(o)	25,000	38,323,453

Total Europe		38,323,453

North America — 9.9%
Aeolus Property Catastrophe Keystone PF Fund LP (cost $18,147,027) (a),(o)	3	19,666,989

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Asgard Fixed Income Risk Premia Fund (cost $114,302,097) (a),(o)	116,681	$140,505,854
Atreides Co. Series K DIs - SpaceX (Common) (cost $1,762,684) (a),(o)	1	2,594,547
Centiva Offshore Fund Ltd. (cost $14,580,500) (a),(o)	1	17,043,418
PIMCO ILS Fund SP II (cost $18,909,079) (a),(o)	6	19,063,642
Rokos Global Macro Fund Ltd. (cost $93,000,000) (o)	1	138,981,925
Statar Capital LLC (cost $59,000,005) (a),(o)	55,657	61,794,874

Total North America		399,651,249

TOTAL INVESTMENTS IN INVESTEE FUNDS (COST $344,701,392)		437,974,702

RIGHTS — 0.0%
Gracell Biotechnologies, Inc. (a),(b)	5,000	0
Omthera Pharmaceuticals, Inc. (a),(b)	700	0
Pershing Square SPARC Holdings Ltd. (a),(b)	505,024	0
Pershing Square Tontine Holdings Ltd. (a),(b)	2,020,101	0
Sinovac Biotech Ltd. (a),(b)	200	1,294

TOTAL RIGHTS (COST $0)		1,294

TOTAL LONG-TERM INVESTMENTS (COST $3,205,186,324)		3,385,183,137

Security Description	Contracts	Value

COMMODITIES — 5.7%
California Carbon Allowance Vintage 2025 Physical (a),(c)	689	26,471
California Carbon Allowance Vintage 2021 Physical (a),(c)	1,791,000	68,505,750
California Carbon Allowance Vintage 2022 Physical (a),(c)	1,161,000	44,408,250
California Carbon Allowance Vintage 2023 Physical (a),(c)	525,000	20,081,250
California Carbon Allowance Vintage 2024 Physical (a),(c)	2,482,000	94,936,500

TOTAL COMMODITIES (COST $175,346,134)		227,958,221

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

	Strike	Expiration Date	Contracts	Notional Amount	Premium Paid	Market Value	Unrealized Appreciation (Depreciation)

PURCHASED OPTIONS — 0.6%

Exchange-Traded Call Options — 0.2%
NAT GAS EURO OPT APR25	5.00 USD	4/01/25		50	250	$38,896	$38,750	$(146)
NAT GAS EURO OPT AUG24	5.00 USD	8/01/24		1	5	1,123	29	(1,094)
NAT GAS EURO OPT JUL24	5.00 USD	7/01/24		1	5	1,123	11	(1,112)
NAT GAS EURO OPT JUN24	5.00 USD	6/01/24		1	5	1,123	2	(1,121)
NAT GAS EURO OPT MAY24	5.00 USD	5/01/24		1	5	1,123	1	(1,122)
NAT GAS EURO OPT OCT24	5.00 USD	10/01/24		1	5	1,123	89	(1,034)
NAT GAS EURO OPT SEP24	5.00 USD	9/01/24		1	5	1,123	50	(1,073)
CRUDE OIL FUT DEC 24	125.00 USD	12/01/24		25	3,125	32,591	5,751	(26,840)
NAT GAS EURO OPT AUG 24	4.25 USD	7/26/24		88	374	8,185	7,216	(969)
NAT GAS EURO OPT OCT24	4.25 USD	9/25/24		8	34	16,103	1,720	(14,383)
CRUDE OIL FUT DEC 24	110.00 USD	11/15/24		100	11,000	167,297	47,000	(120,297)
SILVER JUL24	70.00 USD	6/25/24		40	2,800	30,103	800	(29,303)
NAT GAS EURO OPT JAN 26	6.00 USD	12/26/25		25	150	95,500	102,950	7,450
NAT GAS EURO OPT FEB 26	6.00 USD	1/27/26		25	150	95,500	96,500	1,000
NAT GAS EURO OPT MAR 26	6.00 USD	2/24/26		25	150	95,500	67,875	(27,625)
NAT GAS EURO OPT APR 26	6.00 USD	3/26/26		25	150	95,500	22,650	(72,850)
NAT GAS EURO OPT MAY 26	6.00 USD	4/27/26		25	150	95,500	21,975	(73,525)
NAT GAS EURO OPT JUN 26	6.00 USD	5/26/26		25	150	95,500	26,875	(68,625)
NAT GAS EURO OPT JUL 26	6.00 USD	6/25/26		25	150	95,500	33,900	(61,600)
NAT GAS EURO OPT AUG 26	6.00 USD	7/28/26		25	150	95,500	36,875	(58,625)
NAT GAS EURO OPT SEP 26	6.00 USD	8/26/26		25	150	95,500	36,825	(58,675)
NAT GAS EURO OPT OCT 26	6.00 USD	9/25/26		25	150	95,500	41,100	(54,400)
NAT GAS EURO OPT NOV 26	6.00 USD	10/27/26		25	150	95,500	61,125	(34,375)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

	Strike	Expiration Date	Contracts	Notional Amount	Premium Paid	Market Value	Unrealized Appreciation (Depreciation)
NAT GAS EURO OPT DEC 26	6.00 USD	11/24/26		25	150	$95,500	$92,950	$(2,550)
CBOE SPX VOLATILITY INDX JUN 24	22.00 USD	6/18/24		1,740	38,280	589,045	165,300	(423,745)
SILVER DEC24	30.00 USD	11/25/24		80	2,400	367,206	353,200	(14,006)
SILVER DEC24	60.00 USD	11/25/24		40	2,400	28,103	20,800	(7,303)
LME Copper 3Mo Call	9,000.00 USD	12/04/24		120	1,080,000	1,501,334	1,823,400	322,066
CRUDE OIL FUT JUN24	90.00 USD	5/16/24		25	2,250	13,044	16,750	3,706
NAT GAS EURO OPT DEC24	4.25 USD	11/25/24		8	34	16,103	17,200	1,097
NAT GAS EURO OPT NOV24	4.25 USD	10/28/24		8	34	16,103	6,224	(9,879)
NAT GAS EURO OPT MAY24	3.00 USD	4/25/24		18	54	1,801	90	(1,711)
NAT GAS EURO OPT JAN26	4.50 USD	12/26/25		25	112	118,250	180,300	62,050
NAT GAS EURO OPT FEB26	4.50 USD	1/27/26		25	112	118,250	164,625	46,375
NAT GAS EURO OPT MAR26	4.50 USD	2/24/26		25	112	118,250	115,350	(2,900)
NAT GAS EURO OPT APR26	4.50 USD	3/20/26		25	112	118,250	56,125	(62,125)
NAT GAS EURO OPT MAY26	4.50 USD	4/27/26		25	112	118,250	54,775	(63,475)
NAT GAS EURO OPT JUN26	4.50 USD	5/26/26		25	112	118,250	66,300	(51,950)
NAT GAS EURO OPT JUL26	4.50 USD	6/25/26		25	112	118,250	82,000	(36,250)
NAT GAS EURO OPT AUG26	4.50 USD	7/28/26		25	113	118,250	87,275	(30,975)
NAT GAS EURO OPT SEP26	4.50 USD	8/26/26		25	113	118,250	85,775	(32,475)
NAT GAS EURO OPT OCT26	4.50 USD	9/25/26		25	113	118,250	93,625	(24,625)
NAT GAS EURO OPT NOV26	4.50 USD	10/27/26		25	113	118,250	128,100	9,850
NAT GAS EURO OPT DEC26	4.50 USD	11/24/26		25	113	118,250	182,875	64,625
NAT GAS EURO OPT MAY24	2.75 USD	4/25/24		6	17	444	78	(366)
NAT GAS EURO OPT MAY24	2.50 USD	4/25/24		14	35	1,274	490	(784)
CRUDE OIL FUT JUL 24	110.00 USD	7/17/24		540	59,400	244,334	102,600	(141,734)
NAT GAS EURO OPT JUN 24	3.00 USD	5/28/24		6	18	530	546	16

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

	Strike	Expiration Date	Contracts	Notional Amount	Premium Paid	Market Value	Unrealized Appreciation (Depreciation)
LME Copper 3Mo Call	8,700.00 USD	5/01/24		70	609,000	$452,678	$403,970	$(48,708)
CRUDE OIL FUT JUN 24	80.00 USD	5/16/24		50	4,000	141,828	211,000	69,172
COMEX GOLD JUN 24	2,200.00 USD	5/28/24		50	110,000	231,098	326,000	94,902
LME Copper 3Mo Call	9,000.00 USD	6/04/25		40	360,000	497,123	826,370	329,247
NAT GAS EURO OPT OCT 24	4.00 USD	9/25/24		152	608	64,784	45,600	(19,184)
NAT GAS EURO OPT SEP24	4.00 USD	8/27/24		101	404	40,695	19,695	(21,000)
NAT GAS EURO OPT AUG 24	4.00 USD	7/26/24		101	404	40,695	12,423	(28,272)
NAT GAS EURO OPT NOV 24	4.00 USD	10/28/24		151	604	68,841	153,265	84,424
NAT GAS EURO OPT NOV 24	3.00 USD	10/28/24		149	447	280,185	494,233	214,048
NAT GAS EURO OPT OCT 24	3.00 USD	9/25/24		148	444	278,052	203,944	(74,108)
NAT GAS EURO OPT SEP24	3.00 USD	8/27/24		99	297	173,539	99,891	(73,648)
NAT GAS EURO OPT AUG 24	3.00 USD	7/26/24		99	297	173,539	78,012	(95,527)
CORN DEC24	520.00 USD	11/22/24		195	101,400	212,700	197,437	(15,263)
NAT GAS EURO OPT MAY 24	3.25 USD	4/25/24		2	7	184	4	(180)
CBOE SPX VOLATILITY INDX APR 24	17.00 USD	4/17/24		2,472	42,024	127,374	88,992	(38,382)
SILVER DEC24	70.00 USD	11/25/24		40	2,800	6,103	14,400	8,297
SILVER SEP24	26.50 USD	8/27/24		45	1,192	253,016	249,750	(3,266)
Invesco S&P 500 Equal Weight ETF	171.00 USD	4/19/24		1,103	188,613	118,051	133,463	15,412
iShares iBoxx $ Investment Grade Corporate Bond ETF	114.00 USD	4/19/24		1,715	195,510	20,626	5,145	(15,481)
Invesco S&P 500 Equal Weight ETF	175.00 USD	4/19/24		1,970	344,750	53,243	39,400	(13,843)
BRENT CRUDE SEP24	90.00 USD	7/26/24		125	11,250	250,000	302,500	52,500
iShares iBoxx $ Investment Grade Corporate Bond ETF	112.00 USD	4/19/24		859	96,208	8,613	4,295	(4,318)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

	Strike	Expiration Date	Contracts	Notional Amount	Premium Paid	Market Value	Unrealized Appreciation (Depreciation)
DJ EURO STOXX 50 APR 24	5,050.00 EUR	4/19/24	824	4,161,200	$375,340	$707,688	$332,348
NAT GAS EURO OPT JUN 24	3.25 USD	5/28/24	88	286	6,115	4,488	(1,627)
NAT GAS EURO OPT JUL 24	3.75 USD	6/25/24	89	334	8,675	7,654	(1,021)
CRUDE OIL FUT SEP 24	87.00 USD	8/15/24	50	4,350	135,088	112,500	(22,588)
CBOE SPX VOLATILITY INDX JUN 24	18.00 USD	6/18/24	2,472	44,496	461,094	373,272	(87,822)
CBOE SPX VOLATILITY INDX SEP 24	19.00 USD	9/18/24	2,472	46,968	682,338	632,832	(49,506)
COPPER NOV24	475.00 USD	11/25/24	132	62,700	355,159	358,050	2,891
Invesco S&P 500 Equal Weight ETF	172.00 USD	4/19/24	1,387	238,564	122,093	119,282	(2,811)

					$11,283,103	$10,772,377	$(510,726)

Exchange-Traded Put Options — 0.1%
NAT GAS EURO OPT AUG24	2.75 USD	8/01/24	2	5	4,655	8,654	3,999
NAT GAS EURO OPT JUL24	2.75 USD	7/01/24	2	5	4,655	9,634	4,979
NAT GAS EURO OPT JUN24	2.75 USD	6/01/24	2	5	4,655	15,272	10,617
NAT GAS EURO OPT MAY24	2.75 USD	5/01/24	2	6	4,655	19,684	15,029
NAT GAS EURO OPT OCT24	2.75 USD	10/01/24	2	6	4,655	8,400	3,745
NAT GAS EURO OPT SEP24	2.75 USD	9/01/24	2	6	4,655	9,242	4,587
CRUDE OIL FUT DEC 24	46.00 USD	12/01/24	25	1,150	85,091	7,000	(78,091)
NAT GAS EURO OPT APR 25	2.00 USD	3/26/25	50	100	46,296	36,500	(9,796)
NAT GAS EURO OPT MAY 25	2.00 USD	4/25/25	50	100	46,296	32,050	(14,246)
NAT GAS EURO OPT JUN 25	2.00 USD	5/27/25	50	100	46,296	28,100	(18,196)
NAT GAS EURO OPT OCT25	2.00 USD	9/25/25	50	100	46,296	29,700	(16,596)
NAT GAS EURO OPT JUL 25	2.00 USD	6/25/25	50	100	46,296	25,000	(21,296)
NAT GAS EURO OPT SEP25	2.00 USD	8/26/25	50	100	46,296	28,550	(17,746)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

	Strike	Expiration Date	Contracts	Notional Amount	Premium Paid		Market Value		Unrealized Appreciation (Depreciation)
NAT GAS EURO OPT AUG25	2.00 USD	7/28/25		50	100		$46,296		$25,700		$(20,596)
CRUDE OIL FUT DEC 24	43.00 USD	11/15/24		100	4,300		310,297		20,000		(290,297)
LME Copper 3Mo Call	7,500.00 USD	12/04/24		120	900,000		873,634		356,160		(517,474)
NAT GAS EURO OPT MAY 24	1.80 USD	4/25/24		150	270		137,038		194,250		57,212
S&P 500 Index	4,650.00 USD	4/30/24		935	4,347,750		4,028,005		299,200		(3,728,805)
NAT GAS EURO OPT JUN 2	1.70 USD	5/28/24		474	806		282,404		253,590		(28,814)
NAT GAS EURO OPT MAY 24	1.00 USD	4/25/24		250	250		33,230		5,750		(27,480)
LME Copper 3Mo Call	7,500.00 USD	6/01/25		40	300,000		400,123		247,630		(152,493)
CORN DEC24	420.00 USD	11/22/24		195	81,900		156,638		97,500		(59,138)
NAT GAS EURO OPT NOV 24	1.00 USD	10/28/24		250	250		23,230		12,750		(10,480)
CRUDE OIL FUT JUN24	80.00 USD	4/25/24		85	6,800		197,338		28,900		(168,438)
S&P 500 Index	4,900.00 USD	5/31/24		658	3,224,200		3,212,433		1,291,654		(1,920,779)
CBOE SPX VOLATILITY INDX APR 24	14.50 USD	4/17/24		692	10,034		70,949		66,432		(4,517)
CRUDE OIL FUT JUN 24	80.00 USD	5/16/24		120	9,600		293,013		217,200		(75,813)
E-Mini S&P 500 Index	5,200.00 USD	4/05/24		412	2,142,400		192,070		82,400		(109,670)
CRUDE OIL FUT MAY 24	80.50 USD	4/17/24		50	4,025		71,589		39,000		(32,589)
CRUDE OIL FUT MAY 24	82.50 USD	4/17/24		20	1,650		34,635		28,999		(5,636)

						$10,753,719		$3,524,901		$(7,228,818)

	Counterparty	Strike	Expiration Date	Contracts	Notional Amount	Premium Paid	Market Value	Unrealized Appreciation (Depreciation)

OTC Call Options — 0.2%
LME Nickel 3Mo Call	Morgan Stanley Capital Services LLC	40,000.00 USD	12/04/24	1,260	50,400,000	$20,574	$10,584	$(9,990)
LME Copper 3Mo Call	Morgan Stanley Capital Services LLC	16,500.00 USD	12/04/24	7,500	123,750,000	84,410	15,376	(69,034)
Dual Digital Option S&P 500 Index 3944.4 & SOFR 2y 4.409%	Deutsche Bank AG	3,944.60 USD	6/21/24	10,800,000	42,601,680,000	68,854	32,808	(36,046)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

	Counterparty	Strike	Expiration Date	Contracts	Notional Amount	Premium Paid	Market Value	Unrealized Appreciation (Depreciation)
Dual Digital Option S&P 500 Index 3858.8 & SOFR 5y 3.903%	Deutsche Bank AG	3,858.80 USD	9/20/24	10,800,000	41,675,040,000	$127,220	$73,612	$(53,608)
JPY CNH FX Option Call 18.65 4/23/24	Bank of America N.A.	18.65 JPY	4/23/24	295,750,000	5,515,737,500	338,120	3,832	(334,288)
JPY CNH FX Option Call 18.16 7/23/24	Bank of America N.A.	18.16 JPY	7/23/24	295,750,000	5,370,820,000	321,273	35,687	(285,586)
JPY CNH FX Option Call 17.67 10/23/24	Bank of America N.A.	17.67 JPY	10/23/24	295,750,000	5,225,902,500	288,727	57,106	(231,621)
12/4/24 Copper Future Call 10500 12/4/2024	Bank of America N.A.	10,500.00 USD	12/04/24	15,158	159,159,000	2,798,940	3,643,061	844,121
8/7/24 Copper Future Copper Call 9100 8/7/2024	Goldman Sachs International	9,100.00 USD	8/07/24	7,285	66,293,500	1,347,725	2,412,521	1,064,796
FX Knock Out Option USD Call CNH Put 7.325 8/21/24	Goldman Sachs International	7.33 USD	8/21/24	82,400,000	603,580,000	153,264	203,837	50,573
BRL JPY FX Option Call 31 5/6/24	JPMorgan Chase Bank, N.A.	31.00 BRL	5/06/24	164,800,000	5,108,800,000	159,543	62,925	(96,618)
XAU USD FX Option Call 2250 6/7/24	Morgan Stanley & Co. LLC	2,250.00 USD	6/07/24	8,000	18,000,000	87,200	164,289	77,089
USD CNH FX Option Call 7.1819 4/11/24	JPMorgan Chase Bank, N.A.	7.18 USD	4/11/24	82,400,000	591,788,560	258,324	867,524	609,200
USD MXN FX Option Call 17 4/8/24	JPMorgan Chase Bank, N.A.	17.00 USD	4/08/24	12,360,000	210,120,000	23,360	6,493	(16,867)
EUR MXN FX Option Call 19 5/30/24	JPMorgan Chase Bank, N.A.	19.00 EUR	5/30/24	16,480,000	313,120,000	62,357	46,425	(15,932)
CREDIT DEFAULT INDEX SWAPTION 1Y BY 5Y EU 2/19/2025 TO BUY PROTECTION ON CDX.NA.IG.41 USD 5Y 2/21/2030 STRIKE 80	Barclays Bank PLC	80.00 USD	06/20/24	2,237,200,000	178,976,000,000	3,132,080	500,624	(2,631,456)
SWAPTION CALL 50.0% 06/20/2024	Citigroup Global Markets, Inc.	50.00 USD	06/20/24	181,489,000	9,074,450,000	128,759	147,532	18,773

						$9,400,730	$8,284,236	$(1,116,494)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

	Counterparty	Strike	Expiration Date	Contracts	Notional Amount	Premium Paid	Market Value	Unrealized Appreciation (Depreciation)

OTC Put Options — 0.1%
USD ILS FX Option Put 3.466 10/22/24	Bank of America N.A.	3.47 USD	10/22/24	2,730,000	9,462,180	$944,319	$557,986	$(386,333)
USD ILS FX Option Put 3.4275 10/31/24	Bank of America N.A.	3.43 USD	10/31/24	2,910,000	9,974,025	850,391	481,947	(368,444)
JPY CNH FX Option Put 18.771 4/29/24	Deutsche Bank AG	18.77 JPY	4/29/24	315,250,000	5,917,557,750	436,924	6,662	(430,262)
JPY CNH FX Option Put 18.256 7/31/24	Deutsche Bank AG	18.26 JPY	7/31/24	315,250,000	5,755,204,000	386,323	47,672	(338,651)
JPY CNH FX Option Put 17.7735 10/31/24	Deutsche Bank AG	17.77 JPY	10/31/24	315,250,000	5,603,095,875	343,996	72,126	(271,870)
Dual Digital Option USD/BRL 4.9 Put & USD/CNH 7.25 Call 2024	Citibank N.A.	4.90 USD	5/09/24	2,610,000	12,789,000	234,900	187,253	(47,647)
USD TRY FX Option Put 38.925 12/6/24	Deutsche Bank AG	38.93 USD	12/06/24	22,310,000	868,416,750	1,624,922	428,985	(1,195,937)
EUR HUF FX Option Put 367.5 4/9/24	Citibank N.A.	367.50 EUR	4/09/24	1,236,000	454,230,000	158,039	0	(158,039)
EUR USD FX Option Put 1.02 7/10/24	JPMorgan Chase Bank, N.A.	1.02 EUR	7/10/24	4,120,000	4,202,400	252,092	129,972	(122,120)
Dual Digital Option SPX 4515.5 Put & SOFR 4.2 Call 2024	Goldman Sachs International	4,515.35 USD	7/19/24	1,648,000	7,441,296,800	156,560	46,142	(110,418)
Russell 2000 Index	JP Morgan Securities LLC	1,754.03 USD	6/21/24	23,489	41,200,013	197,760	21,560	(176,200)
USD CNH FX Option Put 7.1819 4/11/24	JPMorgan Chase Bank, N.A.	7.18 USD	4/11/24	82,400,000	591,788,560	258,324	31,340	(226,984)
EUR HUF FX Option Put 392.5 4/2/24	JPMorgan Chase Bank, N.A.	392.50 EUR	4/02/24	32,960,000	12,936,800,000	66,272	42,522	(23,750)
Interest Rate Swaption Put 3.5% 11/18/2025	Barclays Bank PLC	3.50 EUR	11/13/24	1,115,500,000	3,904,250,000	533,090	536,770	3,680
Credit Default Index Swaption 3M by 12Y6M EU 6/20/2024 to Buy Protection on CDX.NA.HY.41.V2 USD 12Y6M 1/1/2038 Strike 103	Bank of America N.A.	103.00 USD	12/20/28	596,900,000	61,480,700,000	3,072,841	1,179,919	(1,892,922)

						$9,516,753	$3,770,856	$(5,745,897)

Total Purchased Options Outstanding						$40,954,305	$26,352,370	$(14,601,935)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value

REPURCHASE AGREEMENTS (p) — 3.0%
Barclays Capital, Inc., 2.50%, dated 06/01/2023, due On Demand (collateralized by Egypt International Bond, 5.88% due 06/11/2025, market value $625,598) (q)	519,836	$519,836
Barclays Capital, Inc., 5.00%, dated 06/09/2023, due On Demand (collateralized by Dominican Republic International Bond, 6.00% due 02/22/2033, market value $4,002,274) (q)	4,038,322	4,038,322
Barclays Capital, Inc., 3.25%, dated 09/08/2023, due On Demand (collateralized by Alibaba Group Holding Limited, 2.13% due 02/09/2031, market value $1,145,267) (q)	1,127,622	1,127,622
Barclays Capital, Inc., 5.15%, dated 09/18/2023, due On Demand (collateralized by Turkey Government Bond, 6.00% due 01/14/2041, market value $202,059) (q)	190,875	190,875
Barclays Capital, Inc., 4.90%, dated 10/18/2023, due On Demand (collateralized by Israel International Bond, 4.50% due 01/17/2033, market value $1,338,273) (q)	1,328,321	1,328,321
Barclays Capital, Inc., 4.90%, dated 10/18/2023, due On Demand (collateralized by Israel International Bond, 4.50% due 01/17/2033, market value $1,472,193) (q)	1,458,310	1,458,310
Barclays Capital, Inc., 5.10%, dated 11/22/2023, due On Demand (collateralized by Turkey Government Bond, 6.75% due 05/30/2040, market value $630,892) (q)	614,363	614,363
Barclays Capital, Inc., 5.00%, dated 12/06/2023, due On Demand (collateralized by America Movil SAB de CV, 6.38% due 03/01/2035, market value $864,933) (q)	895,758	895,758
Barclays Capital, Inc., 5.00%, dated 12/07/2023, due On Demand (collateralized by Turkey Government Bond, 7.38% due 02/05/2025, market value $1,574,121) (q)	1,690,006	1,690,006
Barclays Capital, Inc., 3.25%, dated 12/11/2023, due On Demand (collateralized by Alibaba Group Holding Limited, 2.13% due 02/09/2031, market value $1,008,966) (q)	1,018,855	1,018,855
Barclays Capital, Inc., 2.50%, dated 12/11/2023, due On Demand (collateralized by Egypt International Bond, 5.88% due 06/11/2025, market value $1,964,200) (q)	1,884,701	1,884,701

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Barclays Capital, Inc., 5.00%, dated 12/11/2023, due On Demand (collateralized by Alibaba Group Holding Limited, 3.40% due 12/06/2027, market value $2,152,074) (q)	2,187,065	$2,187,065
Barclays Capital, Inc., 3.25%, dated 12/11/2023, due On Demand (collateralized by Alibaba Group Holding Limited, 2.13% due 02/09/2031, market value $1,387,120) (q)	1,400,716	1,400,716
Barclays Capital, Inc., 5.00%, dated 12/11/2023, due On Demand (collateralized by Alibaba Group Holding Limited, 3.40% due 12/06/2027, market value $1,004,175) (q)	1,020,502	1,020,502
JPMorgan Chase Bank, N.A., 4.70%, dated 01/08/2024, due 04/09/2024 (collateralized by Alibaba Group Holding Limited, 3.40% due 12/06/2027, market value $1,865,572)	1,956,436	1,956,436
JPMorgan Chase Bank, N.A., 4.50%, dated 01/08/2024, due 04/24/2024 (collateralized by Industrial and Commercial Bank of China Limited Bond, 3.20% due Perpectual Maturity, market value $4,787,280)	5,059,451	5,059,451
JPMorgan Chase Bank, N.A., 5.00%, dated 01/08/2024, due 04/24/2024 (collateralized by Dominican Republic International Bond, 6.00% due 02/22/2033, market value $754,066)	804,836	804,836
JPMorgan Chase Bank, N.A., 2.25%, dated 01/08/2024, due 04/24/2024 (collateralized by Bank of China Bond, 2.13% due 12/03/2029, market value $1,696,835)	1,804,080	1,804,080
JPMorgan Chase Bank, N.A., 4.80%, dated 01/08/2024, due 04/24/2024 (collateralized by Turkey Government Bond, 6.00% due 01/14/2041, market value $583,180)	628,394	628,394
Barclays Capital, Inc., 5.10%, dated 01/10/2024, due On Demand (collateralized by Romania Internation bonds, 4.00% due 02/14/2051, market value $633,988) (q)	653,806	653,806
Barclays Capital, Inc., 5.10%, dated 01/11/2024, due On Demand (collateralized by Petroleos Mexicanos Bond, 6.84% due 01/23/2030, market value $1,658,879) (q)	1,713,579	1,713,579
Barclays Capital, Inc., 5.12%, dated 01/11/2024, due On Demand (collateralized by Turkey Government Bond, 11.88% due 01/15/2030, market value $1,186,870) (q)	1,268,530	1,268,530

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
JPMorgan Chase Bank, N.A., 5.05%, dated 01/17/2024, due 04/24/2024 (collateralized by Mexican Federal Electricity Commission, 4.02% due 07/26/2033, market value $591,472)	620,334	$620,334
Barclays Capital, Inc., 4.85%, dated 01/24/2024, due On Demand (collateralized by Japfa Comfeed Indonesia Tbk Pt, 5.38% due 03/23/2026, market value $662,002) (q)	685,189	685,189
Barclays Capital, Inc., 5.00%, dated 01/29/2024, due On Demand (collateralized by Vale Overseas Ltd., 6.13% due 06/12/2033, market value $2,483,960) (q)	2,594,932	2,594,932
Barclays Capital, Inc., 5.00%, dated 01/29/2024, due On Demand (collateralized by Vale Overseas Ltd., 6.88% due 11/10/2039, market value $2,629,451) (q)	2,751,545	2,751,545
Barclays Capital, Inc., 3.30%, dated 01/29/2024, due On Demand (collateralized by West African Development Bank, 2.75% due 01/22/2033, market value $600,662) (q)	558,443	602,532
JPMorgan Chase Bank, N.A., 3.70%, dated 01/29/2024, due 04/24/2024 (collateralized by West African Development Bank, 2.75% due 01/22/2033, market value $481,028)	466,253	503,063
Barclays Capital, Inc., 5.00%, dated 02/05/2024, due On Demand (collateralized by Vale Overseas Ltd., 6.88% due 11/10/2039, market value $1,045,792) (q)	1,100,318	1,100,318
Barclays Capital, Inc., 5.00%, dated 02/06/2024, due On Demand (collateralized by Vale Overseas Ltd., 6.88% due 11/10/2039, market value $295,131) (q)	310,495	310,495
JPMorgan Chase Bank, N.A., 5.08%, dated 02/07/2024, due 04/24/2024 (collateralized by West African Development Bank, 4.70% due 10/22/2031, market value $624,331)	651,934	651,934
Barclays Capital, Inc., 5.05%, dated 02/26/2024, due On Demand (collateralized by Bahrain International Bond, 7.50% due 09/20/2047, market value $2,773,652) (q)	2,912,134	2,912,134
Barclays Capital, Inc., 5.05%, dated 02/27/2024, due On Demand (collateralized by Bahrain International Bond, 7.50% due 09/20/2047, market value $277,270) (q)	290,964	290,964
Barclays Capital, Inc., 5.10%, dated 02/27/2024, due On Demand (collateralized by Turkey Government Bond, 8.00% due 02/14/2034, market value $5,468,645) (q)	5,590,780	5,590,780

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
JPMorgan Chase Bank, N.A., 4.90%, dated 02/28/2024, due 04/24/2024 (collateralized by Japfa Comfeed Indonesia Tbk Pt, 5.38% due 03/23/2026, market value $400,131)	436,271	$436,271
Barclays Capital, Inc., 5.00%, dated 02/28/2024, due On Demand (collateralized by Mexican Federal Electricity Commission, 4.02% due 07/26/2033, market value $794,892) (q)	819,892	819,892
Barclays Capital, Inc., 5.10%, dated 03/05/2024, due On Demand (collateralized by Petroleos Mexicanos Bond, 6.84% due 01/23/2030, market value $2,609,582) (q)	2,640,588	2,640,588
JPMorgan Chase Bank, N.A., 5.00%, dated 03/05/2024, due 04/24/2024 (collateralized by Petroleos Mexicanos Bond, 6.84% due 01/23/2030, market value $2,507,280)	2,587,140	2,587,140
Barclays Capital, Inc., 5.10%, dated 03/06/2024, due On Demand (collateralized by Turkey Government Bond, 11.88% due 01/15/2030, market value $886,114) (q)	911,084	911,084
JPMorgan Chase Bank, N.A., 5.10%, dated 03/06/2024, due 04/24/2024 (collateralized by Turkey Government Bond, 7.63% due 05/15/2034, market value $2,005,000) (q)	2,079,598	2,079,598
JPMorgan Chase Bank, N.A., 5.10%, dated 03/06/2024, due 04/24/2024 (collateralized by Turkey Government Bond, 7.63% due 05/15/2034, market value $3,007,500)	3,119,397	3,119,397
Barclays Capital, Inc., 4.85%, dated 03/06/2024, due On Demand (collateralized by Turkey Government Bond, 7.63% due 05/15/2034, market value $1,166,910) (q)	1,184,053	1,184,053
JPMorgan Chase Bank, N.A., 5.05%, dated 03/11/2024, due 04/10/2024 (collateralized by Colombian International Bond, 8.75% due 11/14/2053, market value $936,344)	1,009,155	1,009,155
JPMorgan Chase Bank, N.A., 5.10%, dated 03/13/2024, due 04/24/2024 (collateralized by Turkey Government Bond, 7.63% due 05/15/2034, market value $2,050,113)	2,156,868	2,156,868
JPMorgan Chase Bank, N.A., 5.05%, dated 03/14/2024, due 04/24/2024 (collateralized by Mexican International Bond, 6.34% due 05/04/2053, market value $1,920,905)	2,059,812	2,059,812

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Barclays Capital, Inc., 5.10%, dated 03/15/2024, due On Demand (collateralized by Mexican International Bond, 6.34% due 05/04/2053, market value $3,270,570) (q)	3,406,977	$3,406,977
JPMorgan Chase Bank, N.A., 5.05%, dated 03/15/2024, due 04/24/2024 (collateralized by Mexican International Bond, 6.34% due 05/04/2053, market value $1,153,332)	1,229,403	1,229,403
Barclays Capital, Inc., 5.10%, dated 03/18/2024, due On Demand (collateralized by Mexican International Bond, 6.34% due 05/04/2053, market value $1,962,342) (q)	2,041,433	2,041,433
Merrill Lynch, Pierce, Fenner & Smith, Inc., 5.30%, dated 03/20/2024, due 06/21/2024 (collateralized by US Treasury Notes, 1.38% due 07/15/203, market value $1,343,550)	1,355,107	1,355,107
Barclays Capital, Inc., 4.90%, dated 03/26/2024, due On Demand (collateralized by Mongolia International bonds, 7.88% due 06/05/2029, market value $1,333,456) (q)	1,403,325	1,403,325
JPMorgan Chase Bank, N.A., 5.32%, dated 03/27/2024, due 04/03/2024 (collateralized by US Treasury Notes, 4.75% due 11/15/2053, market value $3,632,169)	3,688,039	3,688,039
JPMorgan Chase Bank, N.A., 5.29%, dated 03/27/2024, due 04/03/2024 (collateralized by US Treasury Notes, 4.00% due 02/15/2034, market value $3,595,054)	3,625,492	3,625,492
JPMorgan Chase Bank, N.A., 5.32%, dated 03/27/2024, due 04/03/2024 (collateralized by US Treasury Notes, 3.63% due 05/15/2053, market value $1,056,773)	1,071,834	1,071,834
JPMorgan Chase Bank, N.A., 5.29%, dated 03/27/2024, due 04/03/2024 (collateralized by US Treasury Notes, 4.00% due 02/15/2034, market value $14,096,495)	14,215,844	14,215,844
JPMorgan Chase Bank, N.A., 5.32%, dated 03/27/2024, due 04/03/2024 (collateralized by US Treasury Notes, 4.75% due 11/15/2053, market value $12,393,889)	12,584,531	12,584,531
Barclays Capital, Inc., 4.65%, dated 01/04/2024, due On Demand (collateralized by Israel International Bond, 4.50% due 07/17/2033, market value $637,051)(q)	678,132	678,132

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Barclays Capital, Inc., 4.60%, dated 11/13/2023, due On Demand (collateralized by Israel International Bond, 4.50% due 07/17/2033, market value $1,330,833) (q)	1,330,959	$1,330,959
Barclays Capital, Inc., 4.95%, dated 10/12/2023, due On Demand (collateralized by Israel International Bond, 4.50% due 07/17/2033, market value $2,610,516) (q)	2,638,807	2,638,807
Barclays Capital, Inc., 2.25%, dated 12/11/2023, due On Demand (collateralized by Alibaba Group Holding Limited, 3.40% due 12/06/2027, market value $429,280) (q)	436,260	436,260

TOTAL REPURCHASE AGREEMENTS (COST $120,592,787)	120,507,686	120,588,585

TOTAL INVESTMENTS IN SECURITIES — 93.6% (COST $3,542,079,550)		3,760,082,313

TOTAL SECURITIES SOLD SHORT — (30.9)% (PROCEEDS $1,189,248,764)		(1,243,285,078)

Other Assets and Liabilities (r) — 37.3%		1,498,135,723

Net Assets — 100.0%		$4,014,932,958

SECURITIES SOLD SHORT — (30.9)%
COMMON STOCK — (14.0)%
Africa — 0.0%
Financial Services — 0.0%
Lesaka Technologies, Inc. (a)	200	$(750)

Materials — 0.0%
Caledonia Mining Corp. PLC	100	(1,107)
Gold Fields Ltd., ADR	1,500	(23,835)
Harmony Gold Mining Co., Ltd., ADR	600	(4,902)

		(29,844)

Telecommunication Services — 0.0%
IHS Holding Ltd. (a)	1,000	(3,530)

Total Africa		(34,124)

Asia — (0.9)%
Automobiles & Components — (0.1)%
ECARX Holdings, Inc., Class A (a)	2,447	(4,796)
EZGO Technologies Ltd. (a)	4,500	(297)
Gogoro, Inc. (a)	100	(184)
Hesai Group, ADR (a)	300	(1,518)
NIO, Inc., ADR (a)	614,600	(2,765,700)
Niu Technologies, ADR (a)	3,300	(5,544)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Polestar Automotive Holding U.K. PLC, Class A, ADR (a)	20,700	$(31,878)
Toyota Motor Corp., ADR	3,500	(880,880)
XPeng, Inc., ADR (a)	26,100	(200,448)

		(3,891,245)

Banks — (0.1)%
HDFC Bank Ltd., ADR	9,200	(514,924)
Mitsubishi UFJ Financial Group, Inc., ADR	43,600	(446,028)
Shinhan Financial Group Co. Ltd., ADR	1,600	(56,784)
Sumitomo Mitsui Financial Group, Inc., ADR	26,600	(313,082)

		(1,330,818)

Capital Goods — 0.0%
BioNexus Gene Lab Corp. (a)	100	(71)
EHang Holdings Ltd., ADR (a)	13,000	(267,410)
Emeren Group Ltd., ADR (a)	4,500	(8,685)

		(276,166)

Commercial & Professional Services — 0.0%
SOS Ltd., ADR (a)	4	(7)

Consumer Durables & Apparel — 0.0%
Sony Group Corp., ADR	4,400	(377,256)

Consumer Services — 0.0%
17 Education & Technology Group, Inc., ADR (a)	85	(247)
BTC Digital Ltd. (a)	36	(126)
Gaotu Techedu, Inc., ADR (a)	30,900	(202,395)
MEDIROM Healthcare Technologies, Inc., ADR (a)	100	(614)
New Oriental Education & Technology Group, Inc., ADR (a)	2,690	(233,546)
Tarena International, Inc., ADR (a)	33	(88)
Trip.com Group Ltd., ADR (a)	10,500	(460,845)
Youdao, Inc., ADR (a)	2,500	(10,050)

		(907,911)

Diversified Financials — 0.0%
Dragon Victory International (a)	400	(580)
Futu Holdings Ltd., ADR (a)	5,000	(270,750)
Future FinTech Group, Inc. (a)	260	(260)
ORIX Corp., ADR	100	(11,020)
Solowin Holdings (a)	689	(4,286)

		(286,896)

Food & Staples Retailing — 0.0%
DingDong Cayman Ltd., ADR (a)	6,900	(8,418)
Meiwu Technology Co., Ltd. (a)	500	(505)

		(8,923)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Food, Beverage & Tobacco — 0.0%
Farmmi, Inc. (a)	7	$(6)
Origin Agritech Ltd. (a)	574	(2,319)
RLX Technology, Inc., ADR (a)	117,700	(225,984)
TDH Holdings, Inc. (a)	560	(627)

		(228,936)

Health Care Equipment & Services — 0.0%
Aesthetic Medical International Holdings Group Ltd., ADR (a)	300	(93)

Household & Personal Products — 0.0%
Yatsen Holding Ltd., ADR (a)	1,920	(4,051)

Insurance — 0.0%
Huize Holding Ltd., ADR (a)	300	(176)

Materials — 0.0%
POSCO Holdings, Inc., ADR	1,400	(109,788)
ZK International Group Co. Ltd. (a)	1,100	(643)

		(110,431)

Media & Entertainment — (0.1)%
Bilibili, Inc., ADR (a)	68,500	(767,200)
iClick Interactive Asia Group Ltd., ADR (a)	150	(594)
iQIYI, Inc., ADR (a)	10,700	(45,261)
NetEase, Inc., ADR	11,200	(1,158,864)
Sea Ltd., ADR (a)	16,600	(891,586)
Sohu.com Ltd., ADR (a)	500	(5,285)
So-Young International, Inc., ADR	200	(218)
Tencent Music Entertainment Group, ADR (a)	77,400	(866,106)
WiMi Hologram Cloud, Inc., ADR (a)	8,831	(8,019)
Zhihu, Inc., ADR (a)	29,800	(20,380)

		(3,763,513)

Pharmaceuticals, Biotechnology & Life Sciences — 0.0%
Aslan Pharmaceuticals Ltd., ADR (a)	400	(246)
BeiGene Ltd., ADR (a)	3,100	(484,809)
Fresh2 Group Ltd., ADR (a)	195	(107)
HUTCHMED China Ltd., ADR (a)	800	(13,440)
QILIAN INTERNATIONAL HOLDING (a)	300	(191)
Takeda Pharmaceutical Co. Ltd., ADR	39,300	(545,877)
Zai Lab Ltd., ADR (a)	2,600	(41,652)

		(1,086,322)

Real Estate — (0.1)%
KE Holdings, Inc., ADR	107,400	(1,474,602)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Retailing — (0.2)%
Alibaba Group Holding Ltd., ADR	12,500	$(904,500)
Boqii Holding Ltd., ADR (a)	99	(24)
Coupang, Inc. (a)	35,900	(638,661)
GigaCloud Technology, Inc., Class A (a)	3,600	(96,192)
Kaixin Auto Holdings (a)	26	(5)
PDD Holdings, Inc., ADR (a)	54,300	(6,312,375)
Uxin Ltd., ADR (a)	188	(399)

		(7,952,156)

Semiconductors & Semiconductor Equipment — (0.3)%
ASE Technology Holding Co., Ltd., ADR	800	(8,792)
Daqo New Energy Corp., ADR (a)	17,500	(492,625)
indie Semiconductor, Inc., Class A (a)	23,200	(164,256)
JinkoSolar Holding Co. Ltd., ADR (a)	9,900	(249,381)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (c)	81,431	(11,078,688)
United Microelectronics Corp., ADR (c)	2,896	(23,429)

		(12,017,171)

Software & Services — 0.0%
Bit Digital, Inc. (a)	16,900	(48,503)
BIT Mining Ltd., ADR (a)	50	(147)
Bit Origin Ltd. (a)	1,700	(6,817)
Datasea, Inc. (a)	33	(254)
GDS Holdings Ltd., ADR (a)	9,300	(61,845)
Infosys Ltd., ADR	21,200	(380,116)
Kingsoft Cloud Holdings Ltd., ADR (a)	21,800	(66,272)
Link Motion, Inc., ADR (a),(b)	11,000	0
OneConnect Financial Technology Co. Ltd., ADR (a)	40	(89)
Powerbridge Technologies Co. Ltd. (a)	600	(594)
The9 Ltd., ADR (a)	430	(2,898)
Vnet Group, Inc., ADR (a)	34,900	(54,095)
Wipro Ltd., ADR	400	(2,300)

		(623,930)

Technology Hardware & Equipment — 0.0%
Canaan, Inc., ADR (a)	67,300	(102,296)
Ebang International Holdings, Inc., Class A (a)	73	(708)
Fabrinet (a)	1,000	(189,020)

		(292,024)

Telecommunication Services — 0.0%
Chunghwa Telecom Co. Ltd., ADR	1,000	(39,140)
FingerMotion, Inc. (a)	2,700	(5,670)
Sify Technologies Ltd., ADR (a)	500	(630)
Telkom Indonesia Persero Tbk. PT, ADR	2,700	(60,102)

		(105,542)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Transportation — 0.0%
BEST, Inc., ADR (a)	15	$(33)
Full Truck Alliance Co. Ltd., ADR	73,300	(532,891)
Grindrod Shipping Holdings Ltd.	200	(2,114)

		(535,038)

Utilities — 0.0%
Korea Electric Power Corp., ADR	2,100	(17,493)
ReNew Energy Global PLC, Class A (a)	10,900	(65,400)

		(82,893)

Total Asia		(35,356,100)

Europe — (0.8)%
Banks — (0.1)%
HSBC Holdings PLC, ADR	34,800	(1,369,728)
Lloyds Banking Group PLC, ADR	24,700	(63,973)

		(1,433,701)

Capital Goods — 0.0%
Lilium NV (a)	1,800	(1,728)
Wallbox NV (a)	6,600	(9,372)

		(11,100)

Commercial & Professional Services — 0.0%
Cimpress PLC (a)	900	(79,659)
RELX PLC, ADR	11,500	(497,835)

		(577,494)

Consumer Durables & Apparel — (0.1)%
Amer Sports, Inc. (a)	100	(1,630)
Birkenstock Holding plc (a)	1,400	(66,150)
Connexa Sports Technologies, Inc. (a)	35	(8)
On Holding AG, Class A (a)	90,900	(3,216,042)

		(3,283,830)

Consumer Services — 0.0%
Pearson PLC, ADR	5,500	(72,380)
Soho House & Co., Inc., A Shares (a)	300	(1,701)
Super Group SGHC Ltd. (a)	700	(2,415)

		(76,496)

Diversified Financials — (0.1)%
Deutsche Bank AG	40,600	(640,262)
UBS Group AG	76,665	(2,355,149)

		(2,995,411)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Food, Beverage & Tobacco — 0.0%
Anheuser-Busch InBev SA, ADR	4,500	$(273,510)
Diageo PLC, ADR	7,700	(1,145,298)

		(1,418,808)

Health Care Equipment & Services — 0.0%
Alcon, Inc.	700	(58,303)
EDAP TMS SA, ADR (a)	200	(1,470)
Koninklijke Philips NV (a)	5,435	(108,700)
OneMedNet Corp. (a)	7	(5)
Sophia Genetics SA (a)	100	(493)

		(168,971)

Household & Personal Products — (0.1)%
Unilever PLC, ADR	44,000	(2,208,360)

Materials — 0.0%
Amcor PLC	107,500	(1,022,325)
Anglogold Ashanti PLC	12,800	(284,160)
Arcadium Lithium PLC (a)	42,200	(181,882)
Atlas Lithium Corp. (a)	1,500	(25,530)
Mercer International, Inc.	2,400	(23,880)

		(1,537,777)

Media & Entertainment — 0.0%
Manchester United PLC, Class A (a)	400	(5,584)

Pharmaceuticals, Biotechnology & Life Sciences — (0.1)%
AC Immune SA (a)	400	(1,184)
ADC Therapeutics SA (a)	409	(1,836)
Argenx SE, ADR (a)	600	(236,232)
Artelo Biosciences, Inc. (a)	6	(9)
BioNTech SE, ADR (a)	8,400	(774,900)
GH Research PLC (a)	300	(3,198)
ICON PLC, ADR (a)	7,700	(2,586,815)
Mereo Biopharma Group PLC, ADR (a)	5,900	(19,470)
Olink Holding AB, ADR (a)	4,800	(112,848)
Prothena Corp. PLC (a)	200	(4,954)
Tiziana Life Sciences Ltd. (a)	1,315	(567)

		(3,742,013)

Retailing — 0.0%
Jumia Technologies AG, ADR (a)	28,700	(146,944)
MYT Netherlands Parent BV, ADR (a)	900	(2,862)

		(149,806)

Semiconductors & Semiconductor Equipment — (0.2)%
ASML Holding NV	8,300	(8,054,901)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Software & Services — (0.1)%
Arqit Quantum, Inc. (a)	5,600	$(4,060)
Endava PLC, ADR (a)	500	(19,020)
SAP SE, ADR	9,800	(1,911,294)

		(1,934,374)

Technology Hardware & Equipment — 0.0%
Telefonaktiebolaget LM Ericsson, ADR	155,600	(857,356)

Transportation — 0.0%
Costamare, Inc.	1,400	(15,890)
Ryanair Holdings PLC, ADR	8,300	(1,208,397)

		(1,224,287)

Utilities — 0.0%
Atlantica Sustainable Infrastructure PLC	100	(1,848)
National Grid PLC, ADR	5,700	(388,854)

		(390,702)

Total Europe		(30,070,971)

Middle East — 0.0%
Automobiles & Components — 0.0%
Foresight Autonomous Holdings Ltd., ADR (a)	500	(535)

Capital Goods — 0.0%
Elbit Systems Ltd.	100	(21,023)

Consumer Services — 0.0%
NEOGAMES SA (a)	792	(22,936)

Household & Personal Products — 0.0%
Oddity Tech Ltd., Class A (a)	300	(13,035)

Media & Entertainment — 0.0%
Taboola.com Ltd. (a)	3,000	(13,320)
Tremor International Ltd., ADR (a)	400	(2,088)
Yalla Group Ltd., ADR (a)	700	(3,367)

		(18,775)

Pharmaceuticals, Biotechnology & Life Sciences — 0.0%
Collplant Biotechnologies Ltd., ADR (a)	100	(539)
Evogene Ltd. (a)	1,800	(1,332)

		(1,871)

Retailing — 0.0%
Global-e Online Ltd. (a)	3,700	(134,495)

Software & Services — 0.0%
Check Point Software Technologies Ltd. (a),(c)	1,471	(241,259)
Cognyte Software Ltd. (a)	2,700	(22,329)

		(263,588)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Technology Hardware & Equipment — 0.0%
Innoviz Technologies Ltd. (a)	33,300	$(44,955)
Nano Dimension Ltd., ADR (a)	2,900	(8,077)

		(53,032)

Transportation — 0.0%
Castor Maritime, Inc. (a)	6	(21)
ZIM Integrated Shipping Services Ltd.	3,400	(34,408)

		(34,429)

Utilities — 0.0%
Enlight Renewable Energy Ltd. (a)	300	(5,076)

Total Middle East		(568,795)

North America — (12.2)%
Automobiles & Components — 0.0%
Faraday Future Intelligent Electric, Inc. (a)	5	(1)
Fox Factory Holding Corp. (a)	400	(20,828)
Harley-Davidson, Inc.	3,000	(131,220)
LCI Industries	1,900	(233,814)
Lucid Group, Inc. (a)	197,800	(563,730)
Luminar Technologies, Inc. (a)	65,900	(129,823)
Magna International, Inc.	1,100	(59,928)
Modine Manufacturing Co. (a)	300	(28,557)
Patrick Industries, Inc.	100	(11,947)
QuantumScape Corp. (a)	1,700	(10,693)
Rivian Automotive, Inc., Class A (a)	108,700	(1,190,265)
Solid Power, Inc. (a)	3,200	(6,496)
Stellantis NV	5,900	(166,970)
Thor Industries, Inc.	5,200	(610,168)
Volcon, Inc. (a)	300	(204)
Winnebago Industries, Inc.	3,300	(244,200)
Workhorse Group, Inc. (a)	85,300	(20,011)
Worksport Ltd. (a)	1,100	(633)
XPEL, Inc. (a)	1,500	(81,030)

		(3,510,518)

Banks — (3.3)%
Ameris Bancorp	1,000	(48,380)
Atlantic Union Bankshares Corp.	25,854	(912,905)
Axos Financial, Inc. (a)	204,616	(11,057,449)
Banc of California, Inc.	74,828	(1,138,134)
Bancorp, Inc. (a)	33,629	(1,125,226)
Bank of Hawaii Corp.	2,000	(124,780)
Bank of Montreal	3,300	(322,344)
Bank of Nova Scotia	4,500	(233,010)
Bank OZK	144,710	(6,578,517)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Bankwell Financial Group, Inc.	4,002	$(103,812)
Banner Corp.	13,475	(646,800)
Blue Ridge Bankshares, Inc.	55,450	(149,160)
BOK Financial Corp.	200	(18,400)
Cadence Bank	2,700	(78,300)
Canadian Imperial Bank of Commerce	4,100	(207,952)
Carver Bancorp, Inc. (a)	400	(612)
Cathay General Bancorp	800	(30,264)
City Holding Co.	46,494	(4,845,605)
Civista Bancshares, Inc.	6,709	(103,184)
Columbia Banking System, Inc.	4,100	(79,335)
Comerica, Inc. (c)	4,090	(224,909)
CrossFirst Bankshares, Inc. (a)	59,883	(828,781)
Customers Bancorp, Inc. (a)	100	(5,306)
CVB Financial Corp.	6,001	(107,058)
Eagle Bancorp, Inc.	85,011	(1,996,908)
East West Bancorp, Inc.	163,646	(12,946,035)
Enterprise Financial Services Corp.	20,401	(827,465)
Fifth Third Bancorp (c)	112,183	(4,174,329)
Finance of America Cos., Inc., Class A (a)	1,400	(1,029)
First BanCorp	100	(1,754)
First Citizens BancShares, Inc., Class A	400	(654,000)
Frost Bankers, Inc. (c)	59	(6,642)
Fulton Financial Corp.	208,477	(3,312,700)
Glacier Bancorp, Inc.	1,900	(76,532)
Home BancShares, Inc.	17,432	(428,304)
HomeStreet, Inc.	23,962	(360,628)
Huntington Bancshares, Inc.	523,293	(7,299,937)
Independent Bank Corp.	1,200	(62,424)
Independent Bank Group, Inc.	67,866	(3,098,083)
KeyCorp (c)	478,193	(7,560,231)
loanDepot, Inc., Class A (a)	1,500	(3,885)
M&T Bank Corp.	9,500	(1,381,680)
MGIC Investment Corp.	6,600	(147,576)
New York Community Bancorp, Inc.	200,996	(647,207)
Old National Bancorp	31,004	(539,780)
Pathward Financial, Inc.	83,527	(4,216,443)
PennyMac Financial Services, Inc.	2,700	(245,943)
Pinnacle Financial Partners, Inc.	2,700	(231,876)
PNC Financial Services Group, Inc. (The)	22,400	(3,619,840)
Preferred Bank	62,969	(4,834,130)
Prosperity Bancshares, Inc.	58,866	(3,872,205)
Regions Financial Corp. (c)	358,967	(7,552,666)
Rocket Cos., Inc., Class A (a)	3,700	(53,835)
Royal Bank of Canada	9,000	(907,920)
Seacoast Banking Corp. of Florida	500	(12,695)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
ServisFirst Bancshares, Inc.	13,434	$(891,480)
Simmons First National Corp., Class A	11,366	(221,182)
SouthState Corp.	98,718	(8,393,992)
Stellar Bancorp, Inc.	300	(7,308)
TFS Financial Corp.	3,000	(37,680)
Triumph Financial, Inc. (a)	8,505	(674,617)
Trustmark Corp.	49,494	(1,391,276)
U.S. Bancorp	14,600	(652,620)
UMB Financial Corp.	200	(17,398)
United Bankshares, Inc.	56,363	(2,017,232)
United Community Banks, Inc.	3,000	(78,960)
WaFd, Inc.	933	(27,085)
Walker & Dunlop, Inc.	400	(40,424)
Webster Financial Corp.	14,100	(715,857)
Wells Fargo & Co.	1,500	(86,940)
Western Alliance Bancorp (c)	152,097	(9,763,106)
Wintrust Financial Corp.	15,383	(1,605,831)
WSFS Financial Corp.	2,600	(117,364)
Zions Bancorp NA (c)	55,386	(2,403,752)

		(129,189,009)

Capital Goods — (0.3)%
374Water, Inc. (a)	1,100	(1,386)
AAON, Inc.	400	(35,240)
Advanced Drainage Systems, Inc.	4,800	(826,752)
AerSale Corp. (a)	1,700	(12,206)
AgEagle Aerial Systems, Inc. (a)	630	(497)
Ameresco, Inc., Class A (a)	3,400	(82,042)
American Superconductor Corp. (a)	3,200	(43,232)
Amprius Technologies, Inc. (a)	200	(530)
Array Technologies, Inc. (a)	47,700	(711,207)
Astec Industries, Inc.	100	(4,371)
Astra Space, Inc. (a)	2,726	(1,859)
Ballard Power Systems, Inc. (a)	5,200	(14,456)
Beam Global (a)	2,000	(13,600)
Blink Charging Co. (a)	21,600	(65,016)
Boeing Co. (The) (a)	2,300	(443,877)
Brookfield Business Corp., Class A	100	(2,414)
Builders FirstSource, Inc. (a)	16,200	(3,378,510)
Byrna Technologies, Inc. (a)	1,400	(19,502)
CAE, Inc. (a)	1,000	(20,640)
CBAK Energy Technology, Inc. (a)	2,200	(2,288)
Chart Industries, Inc. (a)	5,900	(971,848)
ClearSign Technologies Corp. (a)	100	(97)
Desktop Metal, Inc., Class A (a)	11,900	(10,472)
Dragonfly Energy Holdings Corp. (a)	6,000	(3,240)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Encore Wire Corp.	700	$(183,946)
Energy Vault Holdings, Inc. (a)	17,900	(32,041)
Eos Energy Enterprises, Inc. (a)	64,800	(66,744)
ESS Tech, Inc. (a)	23,100	(16,708)
Fastenal Co.	33,800	(2,607,332)
Fluence Energy, Inc. (a)	13,200	(228,888)
Flux Power Holdings, Inc. (a)	400	(1,772)
FTC Solar, Inc. (a)	18,500	(9,972)
FuelCell Energy, Inc. (a)	1,000	(1,190)
General Electric Co.	800	(140,424)
Graco, Inc.	200	(18,692)
Hillenbrand, Inc.	300	(15,087)
Hyliion Holdings Corp. (a)	100	(176)
Ideal Power, Inc. (a)	200	(1,780)
Ideanomics, Inc. (a)	3,800	(3,610)
Intuitive Machines, Inc. (a)	8,400	(52,500)
iPower, Inc. (a)	600	(318)
KULR Technology Group, Inc. (a)	6,400	(2,432)
Lion Electric Co. (a)	3,600	(5,112)
Markforged Holding Corp. (a)	9,500	(7,942)
Microvast Holdings, Inc. (a)	25,700	(21,511)
Net Power, Inc. (a)	4,700	(53,533)
Nikola Corp. (a)	199,700	(207,688)
Nxu, Inc. (a)	864	(589)
PACCAR, Inc.	10,200	(1,263,678)
Palladyne AI Corp. (a)	467	(845)
Plug Power, Inc. (a)	218,900	(753,016)
Quanta Services, Inc.	9,500	(2,468,100)
Regal Rexnord Corp.	1,300	(234,130)
Rocket Lab USA, Inc. (a)	33,500	(137,685)
SES AI Corp. (a)	8,800	(14,784)
Shoals Technologies Group, Inc., Class A (a)	24,600	(275,028)
SKYX Platforms Corp. (a)	5,100	(6,681)
Stem, Inc. (a)	24,900	(54,531)
Stratasys Ltd. (a)	1,400	(16,268)
SunPower Corp. (a),(c)	11,505	(34,515)
Sunrun, Inc. (a)	70,215	(925,434)
Symbotic, Inc. (a)	1,100	(49,500)
Terran Orbital Corp. (a)	62,000	(81,220)
TPI Composites, Inc. (a)	15,100	(43,941)
UFP Industries, Inc.	1,000	(123,010)
United Rentals, Inc.	900	(648,999)
Urban-Gro, Inc. (a)	1,000	(1,370)
Virgin Galactic Holdings, Inc. (a)	2,300	(3,404)
Watsco, Inc.	100	(43,197)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
WESCO International, Inc.	2,300	$(393,944)
Xometry, Inc., Class A (a)	3,800	(64,182)
Xos, Inc. (a)	76	(778)

		(17,983,509)

Chemicals — (0.0)%
Novusterra, Inc. (a),(b)	383	$0

Commercial & Professional Services — (0.1)%
Aqua Metals, Inc. (a)	3,100	(1,668)
Aris Water Solutions, Inc., Class A	1,000	(14,150)
Blacksky Technology, Inc. (a)	13,400	(18,224)
Ceridian HCM Holding, Inc. (a)	16,200	(1,072,602)
Clarivate PLC (a)	82,900	(615,947)
Copart, Inc. (a)	61,900	(3,585,248)
CoStar Group, Inc. (a),(c)	4,989	(481,937)
Deluxe Corp.	600	(12,354)
Equifax, Inc. (c)	546	(146,066)
Experian PLC (c)	1,526	(66,541)
FiscalNote Holdings, Inc. (a)	20,000	(26,600)
Innodata, Inc. (a)	1,800	(11,880)
Knightscope, Inc., Class A (a)	27,400	(13,700)
LanzaTech Global, Inc. (a)	3,500	(10,833)
Montrose Environmental Group, Inc. (a)	1,400	(54,838)
Paylocity Holding Corp. (a)	400	(68,744)
Planet Labs PBC (a)	21,900	(55,845)
RB Global, Inc.	15,600	(1,188,252)
Skillsoft Corp. (a)	180	(1,620)
Spire Global, Inc. (a)	1,850	(22,200)
Stericycle, Inc. (a)	1,400	(73,850)
Sterling Check Corp. (a)	1,600	(25,728)
Team, Inc. (a)	100	(721)
Thomson Reuters Corp.	1,800	(280,494)
TransUnion (c)	1,268	(101,186)
Willdan Group, Inc. (a)	300	(8,697)

		(7,959,925)

Consumer Discretionary Distribution & Retail — 0.0%
Savers Value Village, Inc. (a)	300	(5,784)

Consumer Durables & Apparel — 0.0%
AMMO, Inc. (a)	8,800	(24,200)
Aterian, Inc. (a)	708	(1,954)
Capri Holdings Ltd. (a)	15,000	(679,500)
Carter’s, Inc.	6,600	(558,888)
Century Communities, Inc.	1,600	(154,400)
Crocs, Inc. (a)	5,700	(819,660)
Dream Finders Homes, Inc., Class A (a)	1,700	(74,341)
Hanesbrands, Inc. (a)	11,500	(66,700)
Hasbro, Inc.	4,500	(254,340)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
iRobot Corp. (a)	2,200	$(19,272)
Latham Group, Inc. (a)	4,500	(17,820)
LGI Homes, Inc. (a)	1,200	(139,644)
MDC Holdings, Inc.	1,700	(106,947)
Meritage Homes Corp.	600	(105,276)
PLBY Group, Inc. (a)	14,564	(15,292)
Polaris, Inc.	4,100	(410,492)
PulteGroup, Inc.	300	(36,186)
Purple Innovation, Inc. (a)	5,800	(10,092)
Skyline Champion Corp. (a)	3,400	(289,034)
Smith & Wesson Brands, Inc.	900	(15,624)
Snap One Holdings Corp. (a)	300	(2,586)
Sonos, Inc. (a)	600	(11,436)
Tapestry, Inc.	1,200	(56,976)
Topgolf Callaway Brands Corp. (a)	6,300	(101,871)
Traeger, Inc. (a)	2,500	(6,325)
Tupperware Brands Corp. (a)	1,200	(1,608)
Vizio Holding Corp., Class A (a)	500	(5,470)
Worthington Enterprises, Inc.	500	(31,115)
YETI Holdings, Inc. (a)	400	(15,420)

		(4,032,469)

Consumer Services — (0.5)%
ADT, Inc.	2,100	(14,112)
Aramark	23,100	(751,212)
Bally’s Corp. (a)	5,900	(82,246)
Booking Holdings, Inc. (c)	31	(112,464)
BurgerFi International, Inc. (a)	700	(404)
Caesars Entertainment, Inc. (a)	40,476	(1,770,420)
Darden Restaurants, Inc.	6,800	(1,136,620)
Dave & Buster’s Entertainment, Inc. (a)	11,600	(726,160)
Expedia Group, Inc. (a),(c)	778	(107,169)
Full House Resorts, Inc. (a)	1,800	(10,026)
GAN Ltd. (a)	5,900	(7,493)
Global Business Travel Group I (a)	1,700	(10,217)
Grand Canyon Education, Inc. (a)	400	(54,484)
H&R Block, Inc.	3,000	(147,330)
Hall of Fame Resort & Entertainment Co. (a)	381	(1,368)
Inspirato, Inc. (a)	110	(434)
Jack in the Box, Inc.	800	(54,784)
Marriott Vacations Worldwide Corp.	2,600	(280,098)
McDonald’s Corp.	32,300	(9,106,985)
MGM Resorts International (a)	49,800	(2,351,058)
Mister Car Wash, Inc. (a)	18,300	(141,825)
Mondee Holdings, Inc. (a)	1,600	(3,696)
Nerdy, Inc. (a)	5,900	(17,169)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Noodles & Co. (a)	3,700	$(7,067)
Penn Entertainment, Inc. (a)	39,600	(721,116)
Restaurant Brands International, Inc.	23,600	(1,875,020)
Royal Caribbean Cruises Ltd. (a)	7,000	(973,070)
SeaWorld Entertainment, Inc. (a)	5,700	(320,397)
Six Flags Entertainment Corp. (a)	18,800	(494,816)
Sonder Holdings, Inc. (a)	475	(1,406)
Udemy, Inc. (a)	5,000	(54,900)
Vacasa, Inc., Class A (a)	25	(171)
Vail Resorts, Inc., MTN	100	(22,283)
XWELL, Inc. (a)	20	(34)

		(21,358,054)

Diversified Financials — (1.0)%
Affiliated Managers Group, Inc.	700	(117,229)
AlTi Global, Inc. (a)	300	(1,698)
American Express Co.	57,814	(13,163,670)
Annaly Capital Management, Inc.	81,450	(1,603,750)
Apollo Commercial Real Estate Finance, Inc.	6,600	(73,524)
Apollo Global Management, Inc.	21,300	(2,395,185)
Ares Management Corp., Class A	4,100	(545,218)
ARMOUR Residential REIT, Inc.	6,660	(131,668)
Bakkt Holdings, Inc. (a)	28,000	(12,874)
Bank of New York Mellon Corp. (The)	7,600	(437,912)
BGC Group, Inc., Class A	1,300	(10,101)
BlackRock, Inc.	342	(285,125)
Blackstone Mortgage Trust, Inc., Class A	20,900	(416,119)
Blackstone Secured Lending Fund	4,400	(137,060)
Brookfield Asset Management Ltd., Class A	21,600	(907,632)
Brookfield Corp., Class A	57,667	(2,414,517)
Capital One Financial Corp.	21,029	(3,131,008)
Carlyle Group, Inc.	27,500	(1,290,025)
Charles Schwab Corp.	13,100	(947,654)
Claros Mortgage Trust, Inc.	2,800	(27,328)
CME Group, Inc.	761	(163,836)
Ellington Financial, Inc.	16,788	(198,266)
Enova International, Inc. (a)	38,081	(2,392,629)
FactSet Research Systems, Inc. (c)	133	(60,434)
Forge Global Holdings, Inc. (a)	4,800	(9,264)
Franklin BSP Realty Trust, Inc.	600	(8,016)
Greenpro Capital Corp. (a)	580	(818)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,900	(82,360)
Katapult Holdings, Inc. (a)	56	(653)
KKR & Co., Inc.	8,600	(864,988)
Moelis & Co., Class A	800	(45,416)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Moody’s Corp. (c)	164	$(64,457)
MSCI, Inc., Class A (c)	92	(51,561)
Nasdaq, Inc.	13,693	(864,028)
Nelnet, Inc., Class A	100	(9,465)
NerdWallet, Inc., Class A (a)	600	(8,820)
New York Mortgage Trust, Inc.	5,125	(36,900)
Orchid Island Capital, Inc.	1,200	(10,716)
PennyMac Mortgage Investment Trust	6,700	(98,356)
PRA Group, Inc. (a)	300	(7,824)
Raymond James Financial, Inc.	700	(89,894)
Ready Capital Corp.	24,700	(225,511)
Redwood Trust, Inc.	600	(3,822)
Regional Management Corp.	16,141	(390,774)
Rithm Capital Corp.	61,600	(687,456)
S&P Global, Inc. (c)	101	(42,970)
SoFi Technologies, Inc. (a)	33,000	(240,900)
Starwood Property Trust, Inc.	20,800	(422,864)
StepStone Group, Inc., Class A	3,200	(114,368)
Tradeweb Markets, Inc., Class A	17,136	(1,785,057)
Two Harbors Investment Corp.	9,750	(129,090)

		(37,160,810)

Energy — (0.7)%
Amplify Energy Corp. (a)	34	(225)
Antero Midstream Corp.	9,800	(137,788)
Antero Resources Corp. (a)	19,700	(571,300)
Callon Petroleum Co. (a)	6,200	(221,712)
Camber Energy, Inc. (a)	36	(7)
Cameco Corp.	700	(30,324)
Canadian Natural Resources Ltd.	16,400	(1,251,648)
Centrus Energy Corp., Class A (a)	1,400	(58,142)
Chevron Corp. (c)	17,156	(2,706,187)
Civitas Resources, Inc.	6,800	(516,188)
Comstock Resources, Inc.	43,100	(399,968)
Comstock, Inc. (a)	6,600	(2,401)
Coterra Energy, Inc.	100,100	(2,790,788)
Crescent Energy Co., Class A	920	(10,948)
Denison Mines Corp. (a)	52,700	(102,765)
Diamondback Energy, Inc.	900	(178,353)
Encore Energy Corp. (a)	200	(876)
Energy Fuels, Inc. (a)	51,600	(324,564)
EOG Resources, Inc. (c)	982	(125,539)
EQT Corp.	85,200	(3,158,364)
Equitrans Midstream Corp.	500	(6,245)
Excelerate Energy, Inc., Class A	700	(11,214)
Expro Group Holdings NV (a)	6,600	(131,802)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
HighPeak Energy, Inc.	700	$(11,039)
KLX Energy Services Holdings, Inc. (a)	2,500	(19,350)
Lightbridge Corp. (a)	90	(266)
New Fortress Energy, Inc.	24,200	(740,278)
NexGen Energy Ltd. (a)	4,500	(34,965)
NextDecade Corp. (a)	3,500	(19,880)
Northern Oil & Gas, Inc.	7,500	(297,600)
Occidental Petroleum Corp. (c)	18,462	(1,199,845)
ONEOK, Inc.	2,400	(192,408)
OPAL Fuels, Inc., Class A (a)	1,100	(5,522)
Par Pacific Holdings, Inc. (a)	5,000	(185,300)
Patterson-UTI Energy, Inc.	1,815	(21,671)
Pembina Pipeline Corp.	1,800	(63,612)
Phillips 66	22,900	(3,740,486)
ProFrac Holding Corp., Class A (a)	8,100	(67,716)
Range Resources Corp.	5,400	(185,922)
Sitio Royalties Corp., Class A	7	(173)
Suncor Energy, Inc.	41,300	(1,524,383)
Talos Energy, Inc. (a)	5,200	(72,436)
TC Energy Corp.	11,300	(454,260)
Tellurian, Inc. (a)	110,000	(72,754)
Uranium Energy Corp. (a)	75,200	(507,600)
Ur-Energy, Inc. (a)	2,600	(4,160)
VAALCO Energy, Inc.	5,341	(37,227)
Valaris Ltd. (a)	200	(15,052)
Valero Energy Corp. (c)	7,601	(1,297,415)
Vertex Energy, Inc. (a)	26,300	(36,820)
Williams Cos., Inc.	64,000	(2,494,080)

		(26,039,568)

Equity Real Estate Investment Trusts (REIT’s) — 0.0%
NexPoint Diversified Real Estate Trust	313	(2,066)
Peakstone Realty Trust	2,500	(40,325)
Phillips Edison & Co., Inc.	8,600	(308,482)
Safehold, Inc.	2,600	(53,560)

		(404,433)

Financial Services — 0.0%
Better Home & Finance Holding Co. (a)	3,400	(1,689)

Food & Staples Retailing — (0.4)%
Andersons, Inc.	900	(51,633)
BJ’s Wholesale Club Holdings, Inc. (a)	16,600	(1,255,790)
Costco Wholesale Corp. (c)	2,457	(1,800,072)
Dollar General Corp.	4,600	(717,876)
Dollar Tree, Inc. (a)	8,700	(1,158,405)
HF Foods Group, Inc. (a)	100	(350)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Performance Food Group Co. (a)	9,700	$(724,008)
Sysco Corp.	31,400	(2,549,052)
U.S. Foods Holding Corp. (a)	23,500	(1,268,295)
Walgreens Boots Alliance, Inc.	82,700	(1,793,763)

		(11,319,244)

Food, Beverage & Tobacco — (0.2)%
22nd Century Group, Inc. (a)	40	(5)
Benson Hill, Inc. (a)	7,100	(1,424)
BRC, Inc., Class A (a)	9,200	(39,376)
Brown-Forman Corp., Class B	900	(46,458)
Calavo Growers, Inc.	100	(2,781)
Constellation Brands, Inc., Class A	7,400	(2,011,024)
Darling Ingredients, Inc. (a)	2,400	(111,624)
Farmer Bros Co. (a)	1,700	(6,069)
Hershey Co. (The) (c)	1,286	(250,127)
Kraft Heinz Co.	15,600	(575,640)
Lamb Weston Holdings, Inc.	22,200	(2,364,966)
Mission Produce, Inc. (a)	1,100	(13,057)
Oatly Group AB, ADR (a)	700	(791)
Pilgrim’s Pride Corp. (a)	2,300	(78,936)
Seneca Foods Corp., Class A (a)	100	(5,690)
Stryve Foods, Inc., Class A (a)	20	(29)
SunOpta, Inc. (a)	8,400	(57,708)
Utz Brands, Inc.	1,000	(18,440)
Westrock Coffee Co. (a)	2,700	(27,891)
Whole Earth Brands, Inc. (a)	2,300	(11,109)
Zevia PBC, Class A (a)	1,600	(1,872)

		(5,625,017)

Health Care Equipment & Services — (0.2)%
AdaptHealth Corp. (a)	5,400	(62,154)
Agiliti, Inc. (a)	2,800	(28,336)
agilon health, Inc. (a)	25,500	(155,550)
Align Technology, Inc. (a)	3,000	(983,760)
Alignment Healthcare, Inc. (a)	100	(496)
Amedisys, Inc. (a)	4,800	(442,368)
AMN Healthcare Services, Inc. (a)	500	(31,255)
Apyx Medical Corp. (a)	2,000	(2,720)
Asensus Surgical, Inc. (a)	33,230	(7,643)
Aveanna Healthcare Holdings, Inc. (a)	1,400	(3,486)
Axogen, Inc. (a)	900	(7,263)
Axonics, Inc. (a)	1,500	(103,455)
Bausch & Lomb Corp. (a)	2,400	(41,520)
Beyond Air, Inc. (a)	6,300	(10,962)
Biomerica, Inc. (a)	500	(416)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
BioSig Technologies, Inc. (a)	450	$(297)
Biotricity, Inc. (a)	250	(370)
Bluejay Diagnostics, Inc. (a)	30	(24)
Bright Health Group, Inc. (a)	200	(1,300)
Butterfly Network, Inc. (a)	45,600	(49,248)
CareMax, Inc. (a)	120	(578)
Centene Corp. (a)	1,700	(133,416)
ClearPoint Neuro, Inc. (a)	1,300	(8,840)
Cosmos Health, Inc. (a)	200	(142)
Cross Country Healthcare, Inc. (a)	300	(5,616)
Cutera, Inc. (a)	2,900	(4,263)
DarioHealth Corp. (a)	2,700	(4,131)
Delcath Systems, Inc. (a)	200	(954)
DocGo, Inc. (a)	1,000	(4,040)
Doximity, Inc., Class A (a)	1,700	(45,747)
Embecta Corp.	6,000	(79,620)
ENDRA Life Sciences, Inc. (a)	245	(142)
Enhabit, Inc. (a)	1,200	(13,980)
Envista Holdings Corp. (a)	2,300	(49,174)
Enzo Biochem, Inc. (a)	2,000	(2,540)
Femasys, Inc. (a)	1,300	(2,015)
Fulgent Genetics, Inc. (a)	1,500	(32,550)
GE HealthCare Technologies, Inc.	2,300	(209,093)
GeneDx Holdings Corp. (a)	600	(5,478)
Inmode Ltd. (a)	2,900	(62,669)
Innovage Holding Corp. (a)	200	(888)
Inspire Medical Systems, Inc. (a)	6,400	(1,374,656)
INVO BioScience, Inc. (a)	43	(46)
iRhythm Technologies, Inc. (a)	4,700	(545,200)
Laboratory Corp. of America Holdings	100	(21,846)
Lantheus Holdings, Inc. (a)	400	(24,896)
LifeMD, Inc. (a)	2,100	(21,588)
Lucid Diagnostics, Inc. (a)	1,179	(955)
Masimo Corp. (a)	600	(88,110)
Medtronic PLC	17,700	(1,542,555)
Milestone Scientific, Inc. (a)	200	(125)
ModivCare, Inc. (a)	500	(11,725)
Multiplan Corp. (a)	20,200	(16,386)
Myomo, Inc. (a)	300	(981)
Neogen Corp. (a)	24,100	(380,298)
NeoGenomics, Inc. (a)	1,800	(28,296)
OraSure Technologies, Inc. (a)	2,600	(15,990)
Orchestra BioMed Holdings, Inc. (a)	938	(4,943)
OrthoPediatrics Corp. (a)	300	(8,748)
P3 Health Partners, Inc. (a)	6,300	(6,489)
PAVmed, Inc. (a)	740	(1,584)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Penumbra, Inc. (a)	1,300	$(290,134)
PetVivo Holdings, Inc. (a)	300	(321)
Predictive Oncology, Inc. (a)	325	(829)
Privia Health Group, Inc. (a)	2,400	(47,016)
Progyny, Inc. (a)	600	(22,890)
Pulse Biosciences, Inc. (a)	900	(7,839)
QuidelOrtho Corp. (a)	956	(45,831)
R1 RCM, Inc. (a)	100	(1,288)
RadNet, Inc. (a)	500	(24,330)
ResMed, Inc.	2,800	(554,484)
Rockwell Medical, Inc. (a)	3,636	(6,036)
Sanara Medtech, Inc. (a)	100	(3,700)
Schrodinger, Inc. (a)	1,500	(40,500)
SeaStar Medical Holding Corp. (a)	1,300	(954)
Senseonics Holdings, Inc. (a)	43,600	(23,156)
Sharecare, Inc. (a)	18,600	(14,276)
Shockwave Medical, Inc. (a)	3,100	(1,009,453)
Sight Sciences, Inc. (a)	200	(1,056)
Tela Bio, Inc. (a)	1,600	(9,072)
Tenet Healthcare Corp. (a)	4,100	(430,951)
TransMedics Group, Inc. (a)	2,700	(199,638)
Venus Concept, Inc. (a)	400	(276)
Vivani Medical, Inc. (a)	566	(1,047)
VolitionRX Ltd. (a)	900	(681)
Zomedica Corp. (a)	91,800	(13,394)

		(9,443,068)

Household & Personal Products — 0.0%
Beauty Health Co. (a)	17,900	(79,476)
elf Beauty, Inc. (a)	5,400	(1,058,562)
Flora Growth Corp. (a)	100	(231)
Honest Co., Inc. (a)	4,000	(16,200)
Safety Shot, Inc. (a)	400	(956)
Veru, Inc. (a)	6,600	(4,621)

		(1,160,046)

Insurance — (0.1)%
Aflac, Inc.	13,300	(1,141,938)
Ambac Financial Group, Inc. (a)	3,600	(56,268)
Assurant, Inc.	2,400	(451,776)
Atlantic American Corp.	200	(536)
Caret Holdings, Inc., Class A (a)	417	(25,470)
GoHealth, Inc., Class A (a)	119	(1,251)
Hippo Holdings, Inc. (a)	1,124	(20,535)
Lemonade, Inc. (a)	8,873	(145,606)
Manulife Financial Corp.	65,700	(1,641,843)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Old Republic International Corp.	1,300	$(39,936)
Prudential Financial, Inc.	200	(23,480)
RenaissanceRe Holdings Ltd.	1,400	(329,042)
Sun Life Financial, Inc.	7,800	(425,724)

		(4,303,405)

Materials — (0.3)%
5E Advanced Materials, Inc. (a)	2,500	(3,350)
Agnico Eagle Mines Ltd.	29,000	(1,729,850)
Albemarle Corp.	37,500	(4,940,250)
Alpha Metallurgical Resources, Inc.	600	(198,702)
Alto Ingredients, Inc. (a)	100	(218)
Ardagh Metal Packaging SA	7,700	(26,411)
Aspen Aerogels, Inc. (a)	4,100	(72,160)
Ball Corp.	1,400	(94,304)
Compass Minerals International, Inc.	400	(6,296)
Dakota Gold Corp. (a)	2,200	(5,214)
Danimer Scientific, Inc. (a)	16,400	(17,876)
Endeavour Silver Corp. (a)	3,800	(9,158)
Equinox Gold Corp. (a)	44,400	(267,288)
First Majestic Silver Corp.	5,900	(34,692)
Ginkgo Bioworks Holdings, Inc. (a)	330,000	(382,800)
Graphic Packaging Holding Co.	15,400	(449,372)
Hecla Mining Co.	40	(192)
Hycroft Mining Holding Corp. (a)	3,560	(7,868)
i-80 Gold Corp. (a)	27,700	(37,118)
Ingevity Corp. (a)	300	(14,310)
International Flavors & Fragrances, Inc.	4,700	(404,153)
International Paper Co.	6,000	(234,120)
Ivanhoe Electric, Inc. (a)	3,900	(38,220)
Kaiser Aluminum Corp.	500	(44,680)
Lithium Americas Argentina Corp. (a)	1,800	(9,702)
Lithium Americas Corp. (a)	3,785	(25,435)
MAG Silver Corp. (a)	6,800	(71,944)
Mativ Holdings, Inc.	5,800	(108,750)
MP Materials Corp. (a)	31,700	(453,310)
Nouveau Monde Graphite, Inc. (a)	600	(1,374)
Nucor Corp.	9,700	(1,919,630)
Perimeter Solutions SA (a)	4,000	(29,680)
Piedmont Lithium, Inc. (a)	4,000	(53,280)
Quaker Chemical Corp.	100	(20,525)
Seabridge Gold, Inc. (a)	300	(4,536)
SilverCrest Metals, Inc. (a)	25,000	(166,500)
Southern Copper Corp.	1,700	(181,084)
Steel Dynamics, Inc.	2,500	(370,575)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
TMC the metals Co., Inc. (a)	10,700	$(15,301)
Tronox Holdings PLC, Class A	1,900	(32,965)
West Fraser Timber Co. Ltd.	300	(25,929)

		(12,509,122)

Media & Entertainment — (0.4)%
Advantage Solutions, Inc. (a)	300	(1,299)
AMC Networks, Inc., Class A (a)	1,600	(19,408)
Arena Group Holdings, Inc. (a)	400	(472)
Atlanta Braves Holdings, Inc., Class C (a)	2,000	(78,120)
BuzzFeed, Inc. (a)	2,900	(1,355)
Cargurus, Inc. (a)	3,300	(76,164)
Cars.com, Inc. (a)	200	(3,436)
Charter Communications, Inc., Class A (a),(c)	2,850	(828,295)
Cineverse Corp. (a)	2,881	(4,005)
Comcast Corp., Class A (c)	14,301	(619,948)
CuriosityStream, Inc.	1,200	(1,284)
EchoStar Corp., Class A (a)	858	(12,226)
Endeavor Group Holdings, Inc., Class A	2,200	(56,606)
EverQuote, Inc., Class A (a)	3,500	(64,960)
EW Scripps Co., Class A (a)	3,600	(14,148)
fuboTV, Inc. (a)	39,800	(62,884)
GameSquare Holdings, Inc. (a)	25	(35)
Getty Images Holdings, Inc. (a)	4,400	(18,260)
Gray Television, Inc.	4,800	(30,336)
IMAX Corp. (a)	2,900	(46,893)
IZEA Worldwide, Inc. (a)	600	(1,386)
John Wiley & Sons, Inc., Class A	800	(30,504)
Kartoon Studios, Inc. (a)	3,960	(5,425)
Liberty Broadband Corp., Class C (a)	7,900	(452,117)
Liberty Media Corp.-Liberty Formula One, Class A (a)	1,000	(58,740)
Liberty Media Corp.-Liberty SiriusXM, Class C (a)	28,000	(831,880)
Live Nation Entertainment, Inc. (a),(c)	5,641	(596,649)
MediaAlpha, Inc., Class A (a)	1,300	(26,481)
National CineMedia, Inc. (a)	7,460	(38,419)
News Corp., Class A	40,200	(1,052,436)
Nexstar Media Group, Inc. (c)	5,167	(890,222)
Omnicom Group, Inc.	12,200	(1,180,472)
PSQ Holdings, Inc. (a)	1,100	(5,918)
PubMatic, Inc., Class A (a)	2,400	(56,928)
Rumble, Inc. (a)	300	(2,424)
Sinclair, Inc.	8,300	(111,801)
Sphere Entertainment Co. (a)	4,500	(220,860)
Stagwell, Inc. (a)	300	(1,866)
Stran & Co., Inc. (a)	500	(730)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
System1, Inc. (a)	700	$(1,372)
Take-Two Interactive Software, Inc. (a)	23,300	(3,459,817)
TEGNA, Inc.	300	(4,482)
Trade Desk, Inc., Class A (a)	800	(69,936)
TripAdvisor, Inc. (a)	1,600	(44,464)
Walt Disney Co. (The)	30,800	(3,768,688)
Warner Bros Discovery, Inc. (a)	4,174	(36,439)
ZipRecruiter, Inc., Class A (a)	2,400	(27,576)

		(14,918,166)

Pharmaceuticals, Biotechnology & Life Sciences — (0.4)%
2seventy bio, Inc. (a)	100	(535)
Aadi Bioscience, Inc. (a)	400	(936)
Abeona Therapeutics, Inc. (a)	2,128	(15,428)
AcelRx Pharmaceuticals, Inc. (a)	270	(278)
ACELYRIN, Inc. (a)	600	(4,050)
Aceragen, Inc. (a),(b)	735	(283)
Actinium Pharmaceuticals, Inc. (a)	586	(4,588)
Adaptimmune Therapeutics PLC, ADR (a)	8,079	(12,765)
Adaptive Biotechnologies Corp. (a)	7,700	(24,717)
Adial Pharmaceuticals, Inc. (a)	32	(43)
Aerovate Therapeutics, Inc. (a)	100	(2,957)
Aeterna Zentaris, Inc. (a)	148	(317)
Agenus, Inc. (a)	9,600	(5,568)
Akebia Therapeutics, Inc. (a)	24,400	(44,652)
Akero Therapeutics, Inc. (a)	3,000	(75,780)
Akoya Biosciences, Inc. (a)	2,000	(9,380)
Allakos, Inc. (a)	4,500	(5,670)
Alpha Teknova, Inc. (a)	200	(506)
Altimmune, Inc. (a)	16,700	(170,006)
Alzamend Neuro, Inc. (a)	33	(33)
Apellis Pharmaceuticals, Inc. (a)	10,300	(605,434)
Applied Therapeutics, Inc. (a)	800	(5,440)
Aptevo Therapeutics, Inc. (a)	100	(469)
Aquestive Therapeutics, Inc. (a)	1,500	(6,390)
Arcturus Therapeutics Holdings, Inc. (a)	2,400	(81,048)
Atara Biotherapeutics, Inc. (a)	20,800	(14,435)
Atossa Therapeutics, Inc. (a)	300	(540)
Aurora Cannabis, Inc. (a)	1,200	(5,268)
Avadel Pharmaceuticals PLC, ADR (a)	6,700	(113,163)
Avantor, Inc. (a)	13,500	(345,195)
Axsome Therapeutics, Inc. (a)	10,100	(805,980)
Aytu BioPharma, Inc. (a)	21	(64)
Bausch Health Cos., Inc. (a)	34,300	(363,923)
Beyondspring, Inc. (a)	1,000	(3,570)
BioCardia, Inc. (a)	900	(366)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
BioLife Solutions, Inc. (a)	3,500	$(64,925)
Bionano Genomics, Inc. (a)	3,200	(3,552)
Biora Therapeutics, Inc. (a)	700	(770)
Bio-Techne Corp.	200	(14,078)
Blueprint Medicines Corp. (a)	100	(9,486)
BrainStorm Cell Therapeutics, Inc. (a)	600	(339)
BriaCell Therapeutics Corp. (a)	500	(1,430)
Bright Green Corp. (a)	6,300	(1,535)
Cabaletta Bio, Inc. (a)	1,500	(25,590)
Canopy Growth Corp. (a)	8,250	(71,197)
Capricor Therapeutics, Inc. (a)	800	(5,432)
Cardiff Oncology, Inc. (a)	200	(1,068)
Cargo Therapeutics, Inc. (a)	300	(6,696)
Carisma Therapeutics, Inc. (a)	2,778	(6,306)
Cartesian Therapeutic,s Inc. (a)	4,800	(3,120)
CASI Pharmaceuticals Holdings, Inc. (a)	330	(1,191)
Catalent, Inc. (a)	21,900	(1,236,255)
Catalyst Biosciences, Inc. (a),(b)	4,600	0
Catalyst Pharmaceuticals, Inc. (a)	500	(7,970)
Centessa Pharmaceuticals PLC, ADR (a)	1,300	(14,690)
Cerevel Therapeutics Holdings, Inc. (a)	1,000	(42,270)
Cidara Therapeutics, Inc. (a)	1,000	(920)
Citius Pharmaceuticals, Inc. (a)	12,200	(10,947)
Cronos Group, Inc. (a)	9,200	(24,012)
CryoPort, Inc. (a)	200	(3,540)
Cytek Biosciences, Inc. (a)	6,400	(42,944)
Dare Bioscience, Inc. (a)	5,200	(2,549)
DermTech, Inc. (a)	2,800	(1,966)
Durect Corp. (a)	70	(85)
Dyadic International, Inc. (a)	400	(668)
Elanco Animal Health, Inc. (a)	10,000	(162,800)
Elevation Oncology, Inc. (a)	7,600	(38,988)
Entrada Therapeutics, Inc. (a)	400	(5,668)
Exact Sciences Corp. (a)	4,700	(324,582)
Eyenovia, Inc. (a)	2,400	(2,366)
Fennec Pharmaceuticals, Inc. (a)	500	(5,560)
Foghorn Therapeutics, Inc. (a)	900	(6,039)
Fortrea Holdings, Inc. (a)	15,700	(630,198)
Fortress Biotech, Inc. (a)	3,580	(7,160)
Galectin Therapeutics, Inc. (a),(b)	1,340	0
Galera Therapeutics, Inc. (a)	100	(14)
Gemini Therapeutics, Inc. (a),(b)	1,300	0
Genelux Corp. (a)	300	(1,929)
Geron Corp. (a)	2,300	(7,590)
Greenwich Lifesciences, Inc. (a)	200	(3,988)
Gritstone bio, Inc. (a)	5,600	(14,392)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Hepion Pharmaceuticals, Inc. (a)	165	$(411)
Heron Therapeutics, Inc. (a)	39,300	(108,861)
HilleVax, Inc. (a)	400	(6,652)
Humacyte, Inc. (a)	100	(311)
IGM Biosciences, Inc. (a)	4,400	(42,460)
IM Cannabis Corp. (a)	70	(37)
ImmunityBio, Inc. (a)	36,098	(193,846)
Inmune Bio, Inc. (a)	800	(9,400)
Inovio Pharmaceuticals, Inc. (a)	1,492	(20,709)
Intra-Cellular Therapies, Inc. (a)	400	(27,680)
Invivyd, Inc. (a)	1,900	(8,436)
Iovance Biotherapeutics, Inc. (a)	48,400	(717,288)
iTeos Therapeutics, Inc. (a)	1,600	(21,824)
Iterum Therapeutics PLC (a)	13	(20)
Jaguar Health, Inc. (a)	20,503	(1,843)
Kiniksa Pharmaceuticals Ltd., Class A (a)	500	(9,865)
Korro Bio, Inc. (a)	200	(18,000)
Krystal Biotech, Inc. (a)	2,000	(355,860)
Lifecore Biomedical, Inc. (a)	300	(1,593)
Ligand Pharmaceuticals, Inc. (a)	100	(7,310)
Lineage Cell Therapeutics, Inc. (a)	11,900	(17,612)
Lisata Therapeutics, Inc. (a)	200	(624)
Madrigal Pharmaceuticals, Inc. (a)	5,700	(1,522,128)
Matinas BioPharma Holdings, Inc. (a)	25,051	(6,789)
Meiragtx Holdings PLC (a)	3,700	(22,459)
Monte Rosa Therapeutics, Inc. (a)	700	(4,935)
MoonLake Immunotherapeutics (a)	2,600	(130,598)
Mural Oncology PLC (a)	500	(2,445)
Myriad Genetics, Inc. (a)	2,400	(51,168)
Nautilus Biotechnology, Inc. (a)	1,000	(2,940)
NeuBase Therapeutics, Inc. (a)	49	(22)
Nkarta, Inc. (a)	900	(9,729)
NovaBay Pharmaceuticals, Inc. (a)	41	(4)
Novavax, Inc. (a)	32,500	(155,350)
Nuvalent, Inc., Class A (a)	1,000	(75,090)
Ocular Therapeutix, Inc. (a)	600	(5,460)
Ocuphire Pharma, Inc. (a)	2,300	(4,623)
Omega Therapeutics, Inc. (a)	4,700	(17,155)
OmniAb, Inc. (a)	4,700	(25,474)
Oncocyte Corp. (a)	200	(586)
OpGen, Inc. (a)	405	(281)
Optinose, Inc. (a)	1,000	(1,460)
Organigram Holdings, Inc. (a)	7,575	(16,286)
Organon & Co.	21,400	(402,320)
Orgenesis, Inc. (a)	400	(329)
Outlook Therapeutics, Inc. (a)	1,310	(15,641)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Ovid therapeutics, Inc. (a)	1,300	$(3,965)
Pacific Biosciences of California, Inc. (a)	400	(1,500)
Palatin Technologies, Inc. (a)	3,976	(7,435)
PDL BioPharma, Inc. (a),(b)	4,500	(11,115)
Perspective Therapeutics, Inc. (a)	4,300	(5,117)
Pluri, Inc. (a)	200	(161)
Poseida Therapeutics, Inc. (a)	100	(319)
Praxis Precision Medicines, Inc. (a)	60	(3,661)
Precigen, Inc. (a)	7,300	(10,585)
Protalix BioTherapeutics, Inc. (a)	6,800	(8,568)
Quantum-Si, Inc. (a)	11,000	(21,670)
Regeneron Pharmaceuticals, Inc. (a)	400	(384,996)
Regulus Therapeutics, Inc. (a)	500	(1,440)
Repligen Corp. (a)	600	(110,352)
Revance Therapeutics, Inc. (a)	17,700	(87,084)
Reviva Pharmaceuticals Holdings, Inc. (a)	100	(378)
REVOLUTION Medicines, Inc. (a)	45	(1,450)
Revvity, Inc.	600	(63,000)
Rhythm Pharmaceuticals, Inc. (a)	6,300	(272,979)
Roivant Sciences Ltd. (a)	6,100	(64,294)
SAB Biotherapeutics, Inc. (a)	40	(182)
Sana Biotechnology, Inc. (a)	8,000	(80,000)
Scilex Holding Co. (a)	11,154	(17,735)
scPharmaceuticals, Inc. (a)	3,100	(15,562)
SCYNEXIS, Inc. (a)	5,000	(7,350)
Sera Prognostics, Inc., Class A (a)	500	(4,550)
Seres Therapeutics, Inc. (a)	8,800	(6,812)
Sesen Bio (a),(b)	25,568	0
SNDL, Inc. (a)	67,940	(136,220)
Solid Biosciences, Inc. (a)	27	(360)
Spero Therapeutics, Inc. (a)	2,100	(3,612)
Spyre Therapeutics, Inc. (a)	48	(1,821)
Structure Therapeutics, Inc., ADR (a)	6,800	(291,448)
Summit Therapeutics, Inc. (a)	36,600	(151,524)
T2 Biosystems, Inc. (a)	1,245	(3,735)
Taysha Gene Therapies, Inc. (a)	7,400	(21,238)
TG Therapeutics, Inc. (a)	300	(4,563)
TherapeuticsMD, Inc. (a)	230	(527)
Tilray Brands, Inc. (a)	171,900	(424,593)
Titan Pharmaceuticals, Inc. (a)	15	(108)
Trevena, Inc. (a)	3	(1)
TScan Therapeutics, Inc. (a)	300	(2,382)
Tyra Biosciences, Inc. (a)	200	(3,280)
UNITY Biotechnology, Inc. (a)	10	(16)
Vaccinex, Inc. (a)	2	(15)
Vaxart, Inc. (a)	12,300	(15,990)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Vaxcyte, Inc. (a)	5,600	$(382,536)
Vaxxinity, Inc., Class A (a)	1,900	(1,363)
Veracyte, Inc. (a)	5,500	(121,880)
Verrica Pharmaceuticals, Inc. (a)	500	(2,960)
Viatris, Inc.	1,400	(16,716)
Viking Therapeutics, Inc. (a)	34,800	(2,853,600)
Vincerx Pharma, Inc. (a)	100	(506)
Vir Biotechnology, Inc. (a)	5,400	(54,702)
Voyager Therapeutics, Inc. (a)	3,600	(33,516)
vTv Therapeutics, Inc., Class A (a)	30	(706)
X4 Pharmaceuticals, Inc. (a)	4,800	(6,672)
Xeris Biopharma Holdings, Inc. (a)	936	(2,069)
Zevra Therapeutics, Inc. (a)	2,700	(15,660)
Zymeworks, Inc. (a)	7,000	(73,640)

		(15,410,715)

Real Estate — (0.8)%
Acadia Realty Trust	500	(8,505)
Agree Realty Corp. (c)	1,386	(79,168)
Alexandria Real Estate Equities, Inc.	9,100	(1,173,081)
Altisource Portfolio Solutions SA (a)	2,000	(3,880)
American Homes 4 Rent, Class A	5,500	(202,290)
Americold Realty Trust, Inc.	5,900	(147,028)
Apartment Income REIT Corp. (a)	400	(12,988)
Apartment Investment & Management Co., Class A (a)	5,100	(41,769)
Ashford Hospitality Trust, Inc. (a)	10,700	(14,659)
Avalon GloboCare Corp. (a)	550	(176)
AvalonBay Communities, Inc.	200	(37,112)
Boston Properties, Inc.	15,100	(986,181)
Braemar Hotels & Resorts, Inc.	4,500	(9,000)
CBRE Group, Inc., Class A (a)	22,751	(2,212,307)
Colliers International Group, Inc.	700	(85,561)
Compass, Inc., Class A (a)	2,400	(8,640)
Crown Castle, Inc.	4,100	(433,903)
Digital Realty Trust, Inc. (c)	28,418	(4,093,329)
DigitalBridge Group, Inc.	6	(116)
Doma Holdings, Inc. (a)	300	(1,362)
Easterly Government Properties, Inc.	400	(4,604)
Empire State Realty Trust, Inc., Class A	11,900	(120,547)
Equinix, Inc. (c)	3	(2,476)
Equity Residential	2,200	(138,842)
Essential Properties Realty Trust, Inc. (c)	878	(23,407)
eXp World Holdings, Inc.	200	(2,066)
Extra Space Storage, Inc.	18,800	(2,763,603)
Fathom Holdings, Inc. (a)	400	(796)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Gaming and Leisure Properties, Inc. (c)	2,266	$(104,395)
Gladstone Commercial Corp.	2,700	(37,368)
Global Net Lease, Inc.	17,706	(137,576)
Healthcare Realty Trust, Inc.	39,300	(556,095)
Healthpeak Properties, Inc. (c)	15,444	(289,575)
Highwoods Properties, Inc.	2,100	(54,978)
Host Hotels & Resorts, Inc. (c)	132,168	(2,733,234)
Hudson Pacific Properties, Inc.	15,400	(99,330)
Independence Realty Trust, Inc.	17,500	(282,275)
Industrial Logistics Properties Trust	100	(429)
Innovative Industrial Properties, Inc.	2,900	(300,266)
JBG SMITH Properties	7,500	(120,375)
Jones Lang LaSalle, Inc. (a)	1,300	(253,617)
Kennedy-Wilson Holdings, Inc.	3,900	(33,462)
Kimco Realty Corp.	3,700	(72,557)
Kite Realty Group Trust	11,500	(249,320)
Lamar Advertising Co., Class A	3,600	(429,876)
Macerich Co.	8,500	(146,455)
Medical Properties Trust, Inc.	47,000	(220,900)
National Storage Affiliates Trust	6,700	(262,372)
Newmark Group, Inc., Class A	1,800	(19,962)
NNN REIT, Inc. (c)	3,276	(140,016)
Omega Healthcare Investors, Inc. (c)	2,724	(86,269)
Orion Office REIT, Inc.	1,500	(5,265)
Outfront Media, Inc.	39,400	(661,526)
Paramount Group, Inc.	15,200	(71,288)
PotlatchDeltic Corp.	1,721	(80,921)
Public Storage	5,000	(1,450,300)
Realty Income Corp. (c)	12,366	(669,001)
Simon Property Group, Inc.	11,900	(1,862,231)
SL Green Realty Corp.	12,751	(702,963)
Sun Communities, Inc.	2,400	(308,592)
Sunstone Hotel Investors, Inc.	4,600	(51,244)
Tricon Residential, Inc.	30,600	(341,190)
Uniti Group, Inc.	20,400	(120,360)
Ventas, Inc.	16,038	(698,295)
VICI Properties, Inc. (c)	77,978	(2,322,965)
Vornado Realty Trust	38,500	(1,107,645)
Welltower, Inc. (c)	35,660	(3,332,070)
Wheeler Real Estate Investment Trust, Inc. (a)	280	(44)
Whitestone REIT	200	(2,510)
WP Carey, Inc. (c)	4,502	(254,093)

		(33,280,601)

Real Estate Management & Development — 0.0%
Howard Hughes Holdings, Inc. (a)	700	(50,834)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Retailing — (0.7)%
Academy Sports & Outdoors, Inc.	14,900	$(1,006,346)
Asbury Automotive Group, Inc. (a)	1,000	(235,780)
BARK, Inc. (a)	10,900	(13,516)
Barnes & Noble Education, Inc. (a)	2,500	(1,810)
Beyond, Inc. (a)	300	(10,773)
Birks Group, Inc. (a)	100	(333)
Boot Barn Holdings, Inc. (a)	7,700	(732,655)
Caleres, Inc.	3,100	(127,193)
ContextLogic, Inc., Class A (a)	500	(2,845)
Designer Brands, Inc., Class A	10,100	(110,393)
Etsy, Inc. (a),(c)	305	(20,960)
EVgo, Inc. (a)	32,600	(81,826)
Floor & Decor Holdings, Inc., Class A (a)	13,700	(1,775,794)
Foot Locker, Inc.	14,300	(407,550)
Grove Collaborative Holdings (a)	1,400	(2,338)
GrowGeneration Corp. (a)	2,400	(6,864)
Hibbett, Inc.	1,000	(76,810)
Home Depot, Inc. (The)	3,300	(1,265,880)
Leslie’s, Inc. (a)	39,600	(257,400)
Lithia Motors, Inc.	2,000	(601,720)
LKQ Corp.	1,100	(58,751)
LL Flooring Holdings, Inc. (a)	3,100	(5,673)
Lowe’s Cos., Inc. (c)	29,426	(7,495,685)
Lulu’s Fashion Lounge Holdings, Inc. (a)	400	(560)
Macy’s, Inc.	32,200	(643,678)
Newegg Commerce, Inc. (a)	2,900	(2,680)
ODP Corp. (a)	900	(47,745)
OneWater Marine, Inc., Class A (a)	900	(25,335)
Pool Corp.	2,900	(1,170,150)
Rent the Runway, Inc., Class A (a)	17,500	(6,044)
RumbleON, Inc., Class B (a)	35	(226)
Sally Beauty Holdings, Inc. (a)	1,800	(22,356)
Signet Jewelers Ltd.	10,800	(1,080,756)
Sportsman’s Warehouse Holdings, Inc. (a)	7,900	(24,569)
ThredUp, Inc., Class A (a)	2,100	(4,200)
Tilly’s, Inc., Class A (a)	1,000	(6,800)
Tractor Supply Co.	6,600	(1,727,352)
Ulta Beauty, Inc. (a)	7,600	(3,973,888)
Valvoline, Inc. (a)	6,700	(298,619)
Victoria’s Secret & Co. (a)	20,900	(405,042)
Vroom, Inc. (a)	552	(7,413)
Wayfair, Inc., Class A (a),(c)	352	(23,894)
Williams-Sonoma, Inc.	11,500	(3,651,595)

		(27,421,797)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Semiconductors & Semiconductor Equipment — (0.9)%
Advanced Micro Devices, Inc. (a)	3,300	$(595,617)
Aehr Test Systems (a)	1,800	(22,320)
Analog Devices, Inc.	4,900	(969,171)
Applied Materials, Inc.	6,300	(1,299,249)
ARM Holdings PLC, ADR (a)	30,400	(3,799,696)
Atomera, Inc. (a)	600	(3,696)
Broadcom, Inc.	8,300	(11,000,903)
Canadian Solar, Inc. (a)	14,000	(276,640)
Enphase Energy, Inc. (a)	26,100	(3,157,578)
Entegris, Inc.	100	(14,054)
First Solar, Inc. (a)	27,200	(4,591,360)
Impinj, Inc. (a)	100	(12,841)
Intel Corp. (c)	19,625	(866,836)
MACOM Technology Solutions Holdings, Inc. (a)	600	(57,384)
Marvell Technology, Inc.	23,600	(1,672,768)
Meta Materials, Inc. (a)	700	(2,149)
Microchip Technology, Inc.	6,300	(565,173)
Monolithic Power Systems, Inc. (c)	1,115	(755,323)
Navitas Semiconductor Corp. (a)	7,100	(33,867)
ON Semiconductor Corp. (a)	33,700	(2,478,635)
Onto Innovation, Inc. (a)	200	(36,216)
Rigetti Computing, Inc. (a)	300	(459)
SolarEdge Technologies, Inc. (a),(c)	6,380	(452,852)
Texas Instruments, Inc.	2,900	(505,209)
Transphorm, Inc. (a)	1,200	(5,892)
Universal Display Corp.	500	(84,225)
Wolfspeed, Inc. (a)	500	(14,750)

		(33,274,863)

Software & Services — (1.0)%
Accenture PLC, Class A	1,300	(450,593)
Adeia, Inc.	2,300	(25,116)
ANSYS, Inc. (a)	7,300	(2,534,268)
Applied Digital Corp. (a)	6,000	(25,680)
Aspen Technology, Inc. (a)	1,700	(362,576)
Autodesk, Inc. (a)	1,400	(364,588)
BigBear.ai Holdings, Inc. (a)	7	(14)
Bill Holdings, Inc. (a)	600	(41,232)
Bitdeer Technologies Group, Class A (a)	5,200	(36,504)
Bitfarms Ltd. (a)	17,500	(39,025)
BlackBerry Ltd. (a)	25,300	(69,828)
BlackLine, Inc. (a)	1,100	(71,038)
BM Technologies, Inc. (a)	400	(660)
C3.ai, Inc., Class A (a),(c)	1,337	(36,193)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
CGI, Inc. (a)	800	$(88,392)
Cloudflare, Inc., Class A (a),(c)	129	(12,491)
Concentrix Corp.	1,600	(105,952)
Consensus Cloud Solutions, Inc. (a)	400	(6,344)
CS Disco, Inc. (a)	100	(813)
CXApp, Inc. (a)	4,800	(11,760)
CYNGN, Inc. (a)	200	(33)
Datadog, Inc., Class A (a),(c)	294	(36,338)
DigitalOcean Holdings, Inc. (a),(c)	629	(24,015)
DoubleVerify Holdings, Inc. (a)	1,000	(35,160)
D-Wave Quantum, Inc. (a)	15,400	(31,416)
E2open Parent Holdings, Inc. (a)	18,700	(83,028)
EPAM Systems, Inc. (a)	2,900	(800,864)
Euronet Worldwide, Inc. (a)	19,973	(2,195,632)
EverCommerce, Inc. (a)	1,000	(9,420)
Fidelity National Information Services, Inc.	2,500	(185,450)
Fiserv, Inc. (a)	15,232	(2,434,378)
Five9, Inc. (a)	3,800	(236,018)
Flywire Corp. (a)	100	(2,481)
Gartner, Inc. (a),(c)	191	(91,044)
Glimpse Group, Inc. (a)	500	(560)
Global Payments, Inc.	18,800	(2,512,808)
Globant SA (a)	2,800	(565,320)
Greenidge Generation Holdings, Inc. (a)	180	(630)
Grid Dynamics Holdings, Inc. (a)	700	(8,603)
Guidewire Software, Inc. (a)	100	(11,671)
HubSpot, Inc. (a),(c)	75	(46,992)
HUT 8 Corp. (a)	1,500	(16,560)
Lightspeed Commerce, Inc. (a)	9,200	(129,352)
Marathon Digital Holdings, Inc. (a)	51,900	(1,171,902)
Matterport, Inc. (a)	7,200	(16,272)
MeridianLink, Inc. (a)	1,000	(18,700)
MicroCloud Hologram, Inc. (a)	600	(2,310)
MicroStrategy, Inc., Class A (a)	3,700	(6,306,872)
nCino, Inc. (a)	26,447	(988,589)
NextNav, Inc. (a)	1,900	(12,502)
Open Text Corp.	5,600	(217,448)
Pagaya Technologies Ltd, Class A (a)	2,600	(26,260)
Palo Alto Networks, Inc. (a),(c)	32,952	(9,362,652)
Phunware, Inc. (a)	2,552	(22,866)
Porch Group, Inc. (a)	11,400	(49,134)
Priority Technology Holdings, Inc. (a)	100	(327)
Quantum Computing, Inc. (a)	9,929	(9,831)
Rekor Systems, Inc. (a)	17,600	(40,304)
Remitly Global, Inc. (a)	2,400	(49,776)
Riot Platforms, Inc. (a)	24,200	(296,208)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Roper Technologies, Inc.	3,000	$(1,682,520)
Rubicon Technologies, Inc. (a)	1,200	(484)
Ryvyl, Inc. (a)	270	(786)
ServiceNow, Inc. (a),(c)	101	(77,002)
Shift4 Payments, Inc., Class A (a)	1,700	(112,319)
Shopify, Inc., Class A (a),(c)	10,211	(787,983)
SilverSun Technologies, Inc.	200	(2,638)
SoundHound AI, Inc., Class A (a)	85,900	(505,951)
Sphere 3D Corp. (a)	4,314	(6,644)
Terawulf, Inc. (a)	23,600	(62,068)
Verb Technology Co., Inc. (a)	25	(7)
VeriSign, Inc. (a),(c)	382	(72,393)
Veritone, Inc. (a)	8,200	(43,132)
Verra Mobility Corp. (a)	1,100	(27,467)
WM Technology, Inc. (a)	4,300	(5,719)
XTI Aerospace, Inc. (a)	601	(1,037)

		(35,720,943)

Technology Hardware & Equipment — (0.2)%
908 Devices, Inc. (a)	1,800	(13,590)
ADTRAN Holdings, Inc.	2,800	(15,232)
AEye, Inc. (a)	270	(337)
Akoustis Technologies, Inc. (a)	17,700	(10,462)
Alpine 4 Holdings, Inc. (a)	1,825	(1,294)
AmpliTech Group, Inc. (a)	100	(185)
Applied Optoelectronics, Inc. (a)	8,100	(112,266)
Belden, Inc.	100	(9,261)
CDW Corp.	3,500	(895,230)
Cepton, Inc. (a)	400	(1,112)
Clearfield, Inc. (a)	2,500	(77,100)
Coherent Corp. (a)	2,900	(175,798)
Digital Ally, Inc. (a)	155	(391)
Harmonic, Inc. (a)	6,000	(80,640)
Juniper Networks, Inc.	7,000	(259,420)
Knowles Corp. (a)	1,400	(22,540)
Lightwave Logic, Inc. (a)	7,000	(32,760)
Luna Innovations, Inc. (a)	1,200	(3,846)
Mirion Technologies, Inc. (a)	10,200	(115,974)
Novanta, Inc. (a)	1,100	(192,247)
Ondas Holdings, Inc. (a)	8,476	(8,223)
Ouster, Inc. (a)	12,970	(102,982)
Red Cat Holdings, Inc. (a)	2,200	(1,683)
SmartRent, Inc. (a)	7,400	(19,832)
Super Micro Computer, Inc. (a)	6,800	(6,868,204)
Ubiquiti, Inc.	600	(69,510)
Viasat, Inc. (a)	7,000	(126,630)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Vislink Technologies, Inc. (a)	115	$(375)
Vontier Corp.	3,600	(163,296)
Vuzix Corp. (a)	1,100	(1,331)
Zebra Technologies Corp., Class A (a)	100	(30,144)

		(9,411,895)

Telecommunication Services — (0.1)%
Anterix, Inc. (a)	300	(10,083)
AST SpaceMobile, Inc. (a)	300	(870)
BCE, Inc.	6,300	(214,074)
Consolidated Communications Holdings, Inc. (a)	2,000	(8,640)
Frontier Communications Parent, Inc. (a)	31,000	(759,500)
Globalstar, Inc. (a)	3,100	(4,557)
Millicom International Cellular SA (a)	1,300	(26,299)
Rogers Communications, Inc., Class B	4,200	(172,200)
Shenandoah Telecommunications Co.	1,100	(19,107)
SurgePays, Inc. (a)	300	(1,155)
Telephone & Data Systems, Inc.	300	(4,806)
TELUS Corp.	36,100	(577,961)
Verizon Communications, Inc.	111,200	(4,665,952)

		(6,465,204)

Transportation — (0.4)%
Alaska Air Group, Inc. (a)	13,300	(571,767)
Allegiant Travel Co.	1,000	(75,210)
American Airlines Group, Inc. (a)	17,300	(265,555)
Avis Budget Group, Inc.	100	(12,246)
Blade Air Mobility, Inc. (a)	8,100	(23,085)
Canadian National Railway Co.	11,200	(1,475,152)
Canadian Pacific Kansas City Ltd.	34,030	(3,000,425)
Delta Air Lines, Inc.	26,900	(1,287,703)
Frontier Group Holdings, Inc. (a)	22,500	(182,475)
FTAI Infrastructure, Inc.	1,400	(8,792)
Hawaiian Holdings, Inc. (a)	12,400	(165,292)
Hertz Global Holdings, Inc. (a)	35,100	(274,833)
JetBlue Airways Corp. (a)	108,800	(807,296)
Joby Aviation, Inc. (a)	11,000	(58,960)
Matson, Inc.	2,200	(247,280)
Mesa Air Group, Inc. (a)	600	(528)
Saia, Inc. (a)	1,000	(585,000)
SkyWest, Inc. (a)	1,200	(82,896)
Surf Air Mobility, Inc. (a)	3,400	(2,866)
United Airlines Holdings, Inc. (a)	84,400	(4,041,072)
Wheels Up Experience, Inc. (a)	5,210	(14,953)
XPO, Inc. (a)	5,700	(695,571)

		(13,878,957)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Utilities — (0.2)%
Algonquin Power & Utilities Corp.	35,100	(221,832)
Altus Power, Inc. (a)	400	(1,912)
Atmos Energy Corp.	4,400	(523,028)
Brookfield Infrastructure Corp., Class A	9,600	(345,984)
Brookfield Renewable Corp., Class A	15,400	(378,378)
Cadiz, Inc. (a)	3,646	(10,573)
California Water Service Group	700	(32,536)
Clearway Energy, Inc., Class C	9,100	(209,755)
Essential Utilities, Inc.	2,600	(96,330)
Montauk Renewables, Inc. (a)	500	(2,080)
New Jersey Resources Corp.	200	(8,582)
NextEra Energy Partners LP	10,100	(303,808)
ONE Gas, Inc.	2,900	(187,137)
Ormat Technologies, Inc.	500	(33,095)
PG&E Corp.	90,800	(1,521,808)
PPL Corp.	14,300	(393,679)
Public Service Enterprise Group, Inc.	27,600	(1,843,128)
Southwest Gas Holdings, Inc.	4,400	(334,972)
Spruce Power Holding Corp. (a)	1,000	(3,970)
Sunnova Energy International, Inc. (a)	7,300	(44,749)
UGI Corp.	200	(4,908)

		(6,502,244)

Total North America		(488,341,889)

Oceania — (0.1)%
Automobiles & Components — 0.0%
Cenntro, Inc. (a)	2,500	(3,550)

Energy — 0.0%
Woodside Energy Group Ltd., ADR	17,000	(339,490)

Materials — (0.1)%
BHP Group Ltd., ADR	41,400	(2,388,366)
Rio Tinto PLC, ADR	3,500	(223,090)

		(2,611,456)

Pharmaceuticals, Biotechnology & Life Sciences — 0.0%
Alterity Therapeutics Ltd., ADR (a)	10	(21)
Genetic Technologies Ltd., ADR (a)	200	(578)
Immutep Ltd., ADR (a)	2,900	(6,757)
Opthea Ltd., ADR (a)	100	(411)

		(7,767)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value
Software & Services — 0.0%
Iris Energy Ltd. (a)	400	$(2,160)
Mawson Infrastructure Group, Inc. (a)	5,266	(8,057)

		(10,217)

Total Oceania		(2,972,480)

South America — 0.0%
Banks — 0.0%
Banco Santander Chile, ADR	4,000	(79,320)
Itau Unibanco Holding SA, ADR	27,100	(187,803)

		(267,123)

Capital Goods — 0.0%
Sociedad Quimica y Minera de Chile SA, ADR	24,000	(1,179,840)

Energy — 0.0%
Cosan SA, ADR	1,300	(16,835)
Ecopetrol SA, ADR	6,000	(71,040)
Petroleo Brasileiro SA, ADR	48,200	(733,122)

		(820,997)

Food & Staples Retailing — 0.0%
Sendas Distribuidora SA, ADR	4,000	(59,120)

Materials — 0.0%
Bioceres Crop Solutions Corp. (a)	1,000	(12,660)
ERO Copper Corp. (a)	1,500	(28,920)
Sigma Lithium Corp. (a)	26,400	(342,144)

		(383,724)

Telecommunication Services — 0.0%
Liberty Latin America Ltd., Class C (a)	1,500	(10,485)

Utilities — 0.0%
Centrais Eletricas Brasileiras SA, ADR (a)	8,600	(71,810)
Cia de Saneamento Basico do Estado de Sao Paulo SABESP, ADR	13,500	(227,205)
Enel Chile SA, ADR	2,800	(8,540)

		(307,555)

Total South America		(3,028,844)

TOTAL COMMON STOCK (PROCEEDS $510,246,519)		(560,373,203)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount		Value

CORPORATE BONDS & NOTES — (0.8)%
Alibaba Group Holding Ltd.,
2.13%, 02/09/31 (c)	$4,261,000		$(3,541,353)
3.40%, 12/06/27 (c)	5,765,000		(5,451,100)
America Movil SAB de CV, 6.38%, 03/01/35 (c)	794,000		(864,933)
Banque Ouest Africaine de Developpement,
2.75%, 01/22/33 (c), (k)	1,302,000	EUR	(1,081,691)
4.70%, 10/22/31 (c),(k)	$726,000		(624,331)
Comision Federal de Electricidad, 3.88%, 07/26/33 (c),(k)	1,697,000		(1,386,364)
Industrial & Commercial Bank of China Ltd., 3.20%, 12/31/49 (c),(e),(k),(l)	5,050,000		(4,787,280)
Japfa Comfeed Indonesia Tbk. PT, 5.38%, 03/23/26 (c),(k),(h)	1,160,000		(1,062,133)
Petroleos Mexicanos, 6.84%, 01/23/30 (c)	7,683,000		(6,775,742)
Vale Overseas Ltd.,
6.88%, 11/10/39 (c)	3,713,000		(3,970,374)
6.13%, 06/12/33 (c)	2,460,000		(2,483,960)

TOTAL CORPORATE BONDS & NOTES (PROCEEDS $31,980,663)			(32,029,261)

Security Description	Shares		Value

EXCHANGE-TRADED FUNDS — (0.4)%
Energy Select Sector SPDR Fund (c)	17,708		(1,671,812)
iShares Expanded Tech-Software Sector ETF (c)	882		(75,208)
iShares MSCI Taiwan ETF (c)	9,854		(479,693)
Real Estate Select Sector SPDR Fund	46,360		(1,832,611)
SPDR S&P 500 ETF Trust	19,301		(10,095,774)

TOTAL EXCHANGE-TRADED FUNDS (PROCEEDS $13,746,973)			(14,155,098)

Security Description	Principal Amount		Value

MORTGAGE BACKED SECURITIES — (14.4)%
North America — (14.4)%
U.S. Government Sponsored Agency Securities — (14.4)%
Uniform Mortgage-Backed Security,
TBA, 30 Year Maturity, 4.00%, 04/01/54	$200,000,000		(185,328,200)
TBA, 30 Year Maturity, 5.00%, 05/01/54	250,000,000		(244,121,000)
TBA, 30 Year Maturity, 5.50%, 05/01/54	150,000,000		(149,296,950)

TOTAL MORTGAGE BACKED SECURITIES (PROCEEDS $576,551,757)			(578,746,150)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Principal Amount	Value

SOVEREIGN DEBT — (1.2)%
Bahrain Government International Bonds, 7.50%, 09/20/47 (c),(k)	$3,191,000	$(3,050,921)
China Government International Bonds, 2.13%, 12/03/29 (c),(k)	1,696,000	(1,517,844)
Colombia Government International Bonds, 8.75%, 11/14/53 (c)	863,000	(936,344)
Dominican Republic International Bonds, 6.00%, 02/22/33 (c),(k)	4,901,000	(4,756,340)
Egypt Government International Bonds, 5.88%, 06/11/25 (c),(k)	2,637,000	(2,589,798)
Israel Government International Bonds, 4.50%, 01/17/33 (c)	7,945,000	(7,388,866)
Mexico Government International Bonds, 6.34%, 05/04/53 (c)	8,420,000	(8,307,150)
Mongolia Government International Bonds, 7.88%, 06/05/29 (c),(k)	1,294,000	(1,333,456)
Romania Government International Bonds, 4.00%, 02/14/51 (c),(k)	898,000	(633,988)
Turkey Government International Bonds,
6.00%, 01/14/41 (c)	956,000	(785,239)
6.75%, 05/30/40 (c)	710,000	(630,892)
7.38%, 02/05/25 (c)	1,553,000	(1,574,121)
7.63%, 05/15/34 (c)	8,209,000	(8,229,522)
8.00%, 02/14/34 (c)	5,252,000	(5,468,645)
11.88%, 01/15/30 (c)	1,668,000	(2,072,984)

TOTAL SOVEREIGN DEBT (PROCEEDS $48,133,400)		(49,276,110)

U.S. TREASURY NOTES — (0.2)%
U.S. Treasury Bonds,
3.63%, 05/15/53 (c)	1,202,800	(1,056,773)
4.75%, 11/15/53 (c),(j)	1,710,800	(1,826,279)
4.25%, 02/15/54 (c)	207,000	(203,572)
4.50%, 02/15/44 (c)	320,000	(321,750)
U.S. Treasury Notes,
1.38%, 07/15/33 (c)	1,421,700	(1,364,375)
4.13%, 02/15/27 (c)	269,000	(266,730)
4.00%, 02/15/34 (c),(j)	3,001,400	(2,951,689)
4.63%, 02/28/26 (c)	8,000	(7,993)
4.25%, 02/28/29 - 02/28/31 (c)	705,000	(706,066)

TOTAL U.S. TREASURY NOTES (PROCEEDS $8,588,911)		(8,705,227)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Security Description	Shares	Value

WARRANT — 0.0%
North America — 0.0%
Salarius Pharmaceuticals, Inc. (a),(b)	$1,000	$(0)

TOTAL WARRANT (PROCEEDS $0)		(0)

RIGHT — 0.0%
NeuroBo Pharmaceuticals, Inc. (b)	92	(29)
RiceBran Technologies (b)	80	—

TOTAL RIGHT (PROCEEDS $541)		(29)

TOTAL SECURITIES SOLD SHORT — (30.9)% (PROCEEDS $1,189,248,764)		(1,243,285,078)

Footnote Legend:

^	A balance indicated with a “0”, reflects either a zero balance or an amount that rounds to less than 1.
(a)	Non-income producing.
(b)	Security is valued using significant unobservable inputs.
(c)	Security is held by a consolidated wholly-owned subsidiary of Blackstone Alternative Multi-Strategy Fund.
(d)

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. Security may only be sold to qualified institutional buyers unless registered under the Securities Act of 1933, as amended, or otherwise exempt from registration.

(e)

Variable/Floating interest rate security. Certain variable/floating interest rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities may not indicate a reference rate and spread in their description above. Rate presented is as of March 31, 2024.

(f)	Non-interest bearing bond.
(g)

Security is an Interest Only (IO) bond, which represents the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

(h)	Represents a step-up bond. Coupon rate increases in increments to maturity. Rate presented is as of March 31, 2024. Maturity date presented is the ultimate maturity.
(i)	All or a portion of the security represents an unsettled loan commitment at March 31, 2024 where the rate will be determined at time of settlement.
(j)	All or a portion of this security is pledged as collateral in connection with reverse repurchase agreements.
(k)

Security is exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Security may only be offered or sold outside of the Unites States unless registered under the Securities Act of 1933, as amended, or otherwise exempt from registration.

(l)	Security is perpetual in nature and has no stated maturity.
(m)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest.
(n)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis.

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

(o)

Security is restricted per Rule 12-12.8 of Regulation S-X. First acquisition dates of Aeolus Property Catastrophe Keystone PF Fund LP, PIMCO ILS Fund SP II, Atreides Co., Asgard Fixed Income Risk Premia Fund, Rokos Global Macro Fund Ltd., Centiva Offshore Fund LLP, Qube Torus and Statar Capital Class A, 1/2/2019, 12/30/2019, 7/1/2021, 8/2/2021, 9/1/2021, 6/1/2022, 7/1/2022 and 7/1/2022. Amounts to $437,974,702 and represents 10.9% of Net Assets.

(p)	Repurchase agreements may additionally have cash collateral held to meet collateral requirements.
(q)	Open repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.
(r)	Assets, other than investments in securities, less liabilities other than securities sold short.

Options Written Contracts Outstanding at March 31, 2024

	Strike	Expiration Date	Contracts	Notional Amount	Premium Received	Market Value	Unrealized Appreciation (Depreciation)

Exchange-Traded Call Options Written
ASTERA LABS, INC. APR 24	90.00 USD	04/19/24	(149)	(13,410)	$(74,194)	$(38,144)	$36,050
BRENT CRUDE SEP24	100.00 USD	07/26/24	(125)	(12,500)	(85,250)	(96,250)	(11,000)
CBOE SPX VOLATILITY INDX APR 24	14.50 USD	04/17/24	(692)	(10,034)	(65,375)	(52,592)	12,783
CBOE SPX VOLATILITY INDX JUN 24	28.00 USD	06/18/24	(2,472)	(69,216)	(189,042)	(148,320)	40,722
CBOE SPX VOLATILITY INDX JUN 24	40.00 USD	06/18/24	(2,175)	(87,000)	(190,271)	(65,250)	125,021
CBOE SPX VOLATILITY INDX SEP 24	29.00 USD	09/18/24	(2,472)	(71,688)	(305,226)	(289,224)	16,002
COMEX GOLD JUN 24	2,300.00 USD	05/28/24	(50)	(115,000)	(96,901)	(130,500)	(33,599)
COPPER DEC24	5.25 USD	11/25/24	(132)	(72,600)	(115,090)	(120,450)	(5,360)
CRUDE OIL FUT JUL 24	120.00 USD	07/17/24	(540)	(64,800)	(155,266)	(54,000)	101,266
CRUDE OIL FUT JUN 24	85.00 USD	06/01/24	(50)	(4,250)	(96,072)	(88,000)	8,072
CRUDE OIL FUT OPT DE	150.00 USD	11/15/24	(100)	(15,000)	(52,703)	(9,000)	43,703
CRUDE OIL FUT OPT DE	165.00 USD	12/01/24	(25)	(4,125)	(12,410)	(1,500)	10,910
CRUDE OIL FUT SEP 24	92.00 USD	08/15/24	(50)	(4,600)	(79,912)	(62,500)	17,412
ISHARES IBOXX $ INVESTMENT GRADE CORPORATE BOND ETF	108.00 USD	04/19/24	(859)	(92,772)	(85,017)	(116,824)	(31,807)
ISHARES IBOXX $ INVESTMENT GRADE CORPORATE BOND ETF	110.00 USD	04/19/24	(1,715)	(188,650)	(133,723)	(39,445)	94,278
LME COPPER 3MO CALL	9,250.00 USD	05/01/24	(70)	(647,500)	(187,822)	(96,320)	91,502
NAT GAS EURO OPT APR 26	8.00 USD	03/26/26	(50)	(400)	(85,500)	(17,200)	68,300
NAT GAS EURO OPT AUG 24	3.50 USD	08/01/24	(200)	(700)	(164,416)	(59,600)	104,816
NAT GAS EURO OPT AUG 26	8.00 USD	07/28/26	(50)	(400)	(85,500)	(30,100)	55,400
NAT GAS EURO OPT DEC 24	3.75 USD	11/25/24	(8)	(30)	(19,577)	(26,496)	(6,919)
NAT GAS EURO OPT DEC 26	8.00 USD	11/24/26	(50)	(400)	(85,500)	(86,650)	(1,150)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

	Strike	Expiration Date	Contracts	Notional Amount	Premium Received	Market Value	Unrealized Appreciation (Depreciation)
NAT GAS EURO OPT FEB 26	8.00 USD	01/27/26	(50)	(400)	$(85,500)	$(108,850)	$(23,350)
NAT GAS EURO OPT JAN 26	8.00 USD	12/26/25	(50)	(400)	(85,500)	(113,850)	(28,350)
NAT GAS EURO OPT JUL 26	8.00 USD	06/25/26	(50)	(400)	(85,500)	(27,050)	58,450
NAT GAS EURO OPT JUN 24	2.60 USD	05/28/24	(40)	(104)	(42,283)	(10,600)	31,683
NAT GAS EURO OPT JUN 24	2.75 USD	05/28/24	(50)	(138)	(47,354)	(8,700)	38,654
NAT GAS EURO OPT JUN 24	3.00 USD	05/28/24	(10)	(30)	(9,871)	(910)	8,961
NAT GAS EURO OPT JUN 26	8.00 USD	05/26/26	(50)	(400)	(85,500)	(20,750)	64,750
NAT GAS EURO OPT MAR 26	8.00 USD	02/24/26	(50)	(400)	(85,500)	(74,750)	10,750
NAT GAS EURO OPT MAY 24	2.20 USD	04/25/24	(45)	(99)	(48,669)	(5,895)	42,774
NAT GAS EURO OPT MAY 26	8.00 USD	04/27/26	(50)	(400)	(85,500)	(16,650)	68,850
NAT GAS EURO OPT NOV 24	3.50 USD	10/28/24	(300)	(1,050)	(272,124)	(539,700)	(267,576)
NAT GAS EURO OPT NOV 24	3.75 USD	10/28/24	(8)	(30)	(22,777)	(10,752)	12,025
NAT GAS EURO OPT NOV 26	8.00 USD	10/27/26	(50)	(400)	(85,500)	(54,100)	31,400
NAT GAS EURO OPT OCT 24	3.75 USD	09/25/24	(8)	(30)	(22,777)	(3,432)	19,345
NAT GAS EURO OPT OCT 24	3.50 USD	10/01/24	(100)	(350)	(107,708)	(62,500)	45,208
NAT GAS EURO OPT OCT 26	8.00 USD	09/25/26	(50)	(400)	(85,500)	(34,900)	50,600
NAT GAS EURO OPT SEP 24	3.50 USD	09/01/24	(200)	(700)	(164,416)	(86,600)	77,816
NAT GAS EURO OPT SEP 26	8.00 USD	08/26/26	(50)	(400)	(85,500)	(30,550)	54,950
SILVER DEC 24	45.00 USD	11/25/24	(80)	(3,600)	(119,794)	(82,800)	36,994
SILVER DEC 24	50.00 USD	11/25/24	(80)	(4,000)	(43,794)	(63,200)	(19,406)
SILVER SEP 24	32.50 USD	08/27/24	(45)	(1,462)	(71,884)	(65,025)	6,859
XBIOTECH, INC. JUN 24	105.00 USD	06/21/2024	(2,900)	(304,500)	(1,791,130)	(667,000)	1,124,130

					$(5,898,848)	$(3,716,929)	$2,181,919

Exchange-Traded Put Options Written
CBOE SPX VOLATILITY INDX JUN 24	14.50 USD	06/18/24	(2,472)	(35,844)	(221,178)	(232,368)	(11,190)
CBOE SPX VOLATILITY INDX JUN 24	17.00 USD	06/18/24	(1,740)	(29,580)	(280,955)	(455,880)	(174,925)
CBOE SPX VOLATILITY INDX SEP 24	15.00 USD	09/18/24	(1,236)	(18,540)	(126,657)	(131,016)	(4,359)
CBOE SPX VOLATILITY INDX SEP 24	16.00 USD	09/18/24	(1,236)	(19,776)	(188,457)	(194,052)	(5,595)
CRUDE OIL FUT JUN 24	70.00 USD	05/16/24	(100)	(7,000)	(105,823)	(27,000)	78,823
CRUDE OIL FUT OPT DE	47.00 USD	11/15/24	(100)	(4,700)	(408,703)	(32,000)	376,703
CRUDE OIL FUT OPT DE	50.00 USD	12/01/24	(25)	(1,250)	(107,409)	(11,250)	96,159
DJ EURO STOXX 50 APR 24	5,025.00 EUR	04/19/24	(824)	(4,140,600)	(226,590)	(254,270)	(27,680)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

	Strike	Expiration Date	Contracts	Notional Amount	Premium Received	Market Value	Unrealized Appreciation (Depreciation)
EURO STOXX 50 INDEX	4,850.00 EUR	04/19/24	(824)	(3,996,400)	$(308,987)	$(75,569)	$233,418
NAT GAS EURO OPT JUN 24	2.00 USD	05/28/24	(198)	(396)	(256,212)	(324,324)	(68,112)
NAT GAS EURO OPT MAY 24	2.00 USD	04/25/24	(1)	(2)	(1,227)	(2,713)	(1,486)
NAT GAS EURO OPT OCT 24	2.00 USD	09/25/24	(150)	(300)	(146,482)	(145,650)	832
NAT GAS EURO OPT OCT 24	2.25 USD	09/25/24	(200)	(450)	(346,626)	(338,800)	7,826
S&P 500 INDEX	4,400.00 USD	04/30/24	(935)	(4,114,000)	(2,049,468)	(196,350)	1,853,118
S&P 500 INDEX	4,600.00 USD	05/31/24	(658)	(3,026,800)	(1,354,668)	(560,616)	794,052

					$(6,129,442)	$(2,981,858)	$3,147,584

	Counterparty	Strike	Expiration Date	Contracts	Notional Amount	Premium Paid	Market Value	Unrealized Appreciation (Depreciation)

OTC Call Options Written
8/7/24 COPPER FUTURE COPPER CALL 10100 8/7/2024	Goldman Sachs International	10,100.00 USD	08/07/24	(7,285)	(73,578,500)	$(407,960)	$(842,018)	$(434,058)
BRL JPY FX OPTION CALL 31.5 5/6/24	JPMorgan Chase Bank, N.A.	31.50 BRL	05/06/24	(164,800,000)	(5,191,200,000)	(79,440)	(25,873)	53,567
CREDIT DEFAULT INDEX SWAPTION 3M BY 12Y6M EU 6/20/2024 TO SELL PROTECTION ON CDX.NA.HY.41.V2 USD 12Y6M 1/1/2038 STRIKE 100	Bank of America N.A.	100.00 USD	12/20/28	(596,900,000)	(59,690,000,000)	(1,211,409)	(578,491)	$632,918
EUR MXN FX OPTION CALL 18.32 5/30/24	JPMorgan Chase Bank, N.A.	18.32 EUR	05/30/24	(16,480,000)	(301,913,600)	(217,091)	(148,794)	68,297
LME NICKEL 3MO CALL	Morgan Stanley Capital Services LLC	60,000.00 USD	12/04/24	(1,260)	(75,600,000)	(2,568)	(1,377)	1,191

						$(1,918,468)	$(1,596,553)	$321,915

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

	Counterparty	Strike	Expiration Date	Contracts	Notional Amount	Premium Paid	Market Value	Unrealized Appreciation (Depreciation)

OTC Put Options Written
CREDIT DEFAULT INDEX SWAPTION 1Y BY 5Y EU 2/19/2025 TO SELL PROTECTION ON CDX.NA.IG.41 USD 5Y 2/21/2030 STRIKE 110	Barclays Bank PLC	110.00 USD	06/20/24	(2,237,200,000)	(246,092,000,000)	$(1,252,832)	$(329,002)	$923,830
INTEREST RATE SWAPTION PUT 4% 11/15/2025	Barclays Bank PLC	4.00 EUR	11/13/24	(1,115,500,000)	(4,462,000,000)	(244,086)	(146,855)	97,231

						$(1,496,918)	$(475,857)	$1,021,061

Total Options Written Outstanding						$(15,443,676)	$(8,771,197)	$6,672,479

Reverse Repurchase Agreements Outstanding at March 31, 2024

Counterparty	Interest Rate	Trade Rate	Maturity Date		Face Value	Face Value Including Accrued Interest
Barclays Capital, Inc.	5.60%	3/28/2024	4/2/2024		$1,475,828	$1,475,828
Barclays Capital, Inc.	5.60%	3/28/2024	4/2/2024		2,338,108	2,338,108
Barclays Capital, Inc.	4.10%	2/21/2024	On Demand	[1]	2,899,276	2,912,153
Barclays Capital, Inc.	4.10%	2/21/2024	On Demand	[1]	3,701,049	3,717,488
Barclays Capital, Inc.	5.50%	11/23/2023	On Demand	[1]	2,507,917	2,556,195
Barclays Capital, Inc.	5.50%	2/28/2024	On Demand	[1]	1,815,197	1,824,072
Barclays Capital, Inc.	5.55%	1/9/2024	On Demand	[1]	5,661,040	5,732,605
Barclays Capital, Inc.	5.55%	2/28/2024	On Demand	[1]	1,166,737	1,172,493
Barclays Capital, Inc.	5.55%	3/5/2024	On Demand	[1]	1,259,574	1,264,623
Barclays Capital, Inc.	5.55%	3/19/2024	On Demand	[1]	2,602,933	2,607,748
Barclays Capital, Inc.	5.55%	3/21/2024	4/2/2024		2,445,444	2,449,214
Barclays Capital, Inc.	5.55%	3/21/2024	4/2/2024		2,698,503	2,702,663
Barclays Capital, Inc.	5.60%	2/15/2024	On Demand	[1]	2,569,173	2,587,157
Barclays Capital, Inc.	5.60%	2/15/2024	On Demand	[1]	3,882,271	3,909,446
Barclays Capital, Inc.	5.60%	2/28/2024	On Demand	[1]	1,996,001	2,005,937
Barclays Capital, Inc.	5.60%	2/28/2024	On Demand	[1]	3,910,818	3,930,285
Barclays Capital, Inc.	5.60%	3/11/2024	On Demand	[1]	9,954,724	9,985,695
Barclays Capital, Inc.	5.60%	3/27/2024	4/1/2024		3,312,931	3,314,993
Barclays Capital, Inc.	5.60%	3/27/2024	4/1/2024		3,489,961	3,492,133
Barclays Capital, Inc.	5.63%	1/18/2024	On Demand	[1]	3,552,637	3,593,195
Barclays Capital, Inc.	5.65%	1/29/2024	On Demand	[1]	621,656	627,705
Barclays Capital, Inc.	5.65%	1/29/2024	On Demand	[1]	2,140,771	2,161,602
Barclays Capital, Inc.	5.65%	2/13/2024	On Demand	[1]	3,589,318	3,615,795
Barclays Capital, Inc.	5.65%	2/14/2024	On Demand	[1]	2,443,704	2,461,346
Barclays Capital, Inc.	5.65%	2/28/2024	On Demand	[1]	2,688,667	2,702,170
Barclays Capital, Inc.	5.65%	3/5/2024	On Demand	[1]	266,127	267,213
Barclays Capital, Inc.	5.65%	3/5/2024	On Demand	[1]	1,175,205	1,180,000

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Counterparty	Interest Rate	Trade Rate	Maturity Date	Face Value	Face Value Including Accrued Interest
JPMorgan Chase Bank, N.A.	5.37%	3/28/2024	4/3/2024	$2,490,778	$2,490,778
JPMorgan Chase Bank, N.A.	5.44%	3/28/2024	4/3/2024	3,050,900	3,050,900
JPMorgan Chase Bank, N.A.	5.35%	3/28/2024	4/3/2024	1,125,522	1,126,191
JPMorgan Chase Bank, N.A.	5.35%	3/28/2024	4/3/2024	5,249,209	5,252,329
JPMorgan Chase Bank, N.A.	5.37%	3/28/2024	4/3/2024	6,246,303	6,246,303
JPMorgan Chase Bank, N.A.	5.40%	3/28/2024	4/3/2024	650,527	650,918
JPMorgan Chase Bank, N.A.	5.40%	3/28/2024	4/3/2024	3,988,241	3,990,634
JPMorgan Chase Bank, N.A.	5.44%	3/27/2024	4/3/2024	809,582	810,194
JPMorgan Chase Bank, N.A.	5.44%	3/27/2024	4/3/2024	1,504,225	1,505,362
JPMorgan Chase Bank, N.A.	5.44%	3/27/2024	4/3/2024	1,915,940	1,917,387
JPMorgan Chase Bank, N.A.	5.44%	3/27/2024	4/3/2024	4,044,036	4,047,091
JPMorgan Chase Bank, N.A.	5.44%	3/28/2024	4/3/2024	6,768,065	6,768,065
JPMorgan Chase Bank, N.A.	5.50%	2/22/2024	4/24/2024	2,020,032	2,031,759
JPMorgan Chase Bank, N.A.	5.55%	1/8/2024	4/17/2024	6,432,893	6,515,207
JPMorgan Chase Bank, N.A.	5.60%	3/21/2024	4/1/2024	7,704,265	7,716,249
JPMorgan Chase Bank, N.A.	5.60%	3/28/2024	4/2/2024	4,497,552	4,497,552

Total Reverse Repurchase Agreements Outstanding				$134,663,640	$135,204,781

[1]	Open repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.

Future Contracts Outstanding at March 31, 2024

Description	Contracts	Exchange	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Long Futures
3 Month Eurodollar	586	LIFFE	141,250,838 EUR	06/17/24	$(97,928)
3 Month Eurodollar	191	LIFFE	46,692,312 EUR	06/16/25	(195,749)
3 Month Eurodollar	200	LIFFE	48,766,600 EUR	09/15/25	3,668
3 Month Eurodollar	516	LIFFE	125,887,591 EUR	03/16/26	115,134
3 Month SOFR	1	CME	236,663 USD	06/20/24	19
3 Month SOFR	114	CME	27,053,315 USD	09/18/24	(16,790)
3 Month SOFR	90	CME	21,411,592 USD	12/18/24	(6,217)
3 Month SOFR	61	CME	14,738,987 USD	09/17/25	(108,900)
3 Month SOFR	77	CME	18,524,337 USD	03/18/26	2,825
3 Month SOFR	244	CME	58,719,854 USD	06/17/26	38,396
3 Month SOFR	3	CME	722,038 USD	03/21/29	325
Aluminium	41	LME	2,300,321 USD	04/17/24	64,272
Aluminium	36	LME	2,129,850 USD	12/18/24	48,015
Australian 10-Year Bond	179	SFE	20,751,117 AUD	06/17/24	75,544
Brent Crude	76	ICE	6,294,912 USD	04/30/24	317,088
Brent Crude	100	ICE	158,000 USD	05/28/24	4,000

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Description	Contracts	Exchange	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Brent Crude	347	ICE	29,271,468 USD	05/31/24	$622,582
Brent Crude	11	ICE	921,455 USD	06/28/24	17,395
Brent Crude	100	ICE	200,000 USD	07/26/24	42,000
Brent Crude	58	ICE	4,755,130 USD	08/30/24	105,850
Brent Crude	92	ICE	7,513,520 USD	09/30/24	132,600
Brent Crude	25	ICE	120,000 USD	10/28/24	(71,250)
Brent Crude	10	ICE	6,700 USD	11/01/24	(1,400)
Brent Crude	10	NYMEX	818,250 USD	12/01/24	6,250
Brent Crude	10	ICE	6,700 USD	12/02/24	(800)
Brent Crude	10	ICE	6,700 USD	01/02/25	(200)
Brent Crude	25	NYM	1,929,650 USD	10/31/25	350
Brent Crude	2	ICE	147,720 USD	10/31/25	6,680
British Pound Currency	125	ICE	9,981,483 USD	06/17/24	(116,639)
CAC40 Index	82	ICE	6,657,193 EUR	04/19/24	92,873
CBOE Volatility Index	326	CBOE	4,956,024 USD	04/17/24	(271,828)
CBOE Volatility Index	280	CBOE	4,420,865 USD	05/22/24	(103,685)
CBOE Volatility Index	82	CBOE	1,324,090 USD	06/18/24	87
Chicago CG Basis	60	ICE	52,538 USD	11/04/24	(89,288)
Chicago CG Basis	62	ICE	54,289 USD	12/03/24	(10,501)
Chicago CG Basis	62	ICE	54,289 USD	01/03/25	81,336
Chicago CG Basis	56	ICE	49,035 USD	02/04/25	74,865
Chicago CG Basis	93	ICE	60,876 USD	03/04/25	(65,139)
Cocoa	483	ICE	29,755,129 USD	07/16/24	15,192,851
Coffee ‘C’	17	ICE	1,169,250 USD	05/20/24	34,669
Coffee ‘C’	138	ICE	9,654,485 USD	07/19/24	77,103
Copper	12	LME	2,685,012 USD	04/17/24	(48,660)
Copper	26	LME	5,541,659 USD	05/15/24	195,592
Copper	125	COMEX	12,544,662 USD	05/29/24	(22,788)
Copper	352	COMEX	36,439,658 USD	07/29/24	(896,458)
Copper	44	LME	9,881,570 USD	12/18/24	1,930
Corn	2,403	CBT	50,625,007 USD	05/14/24	2,481,293
Cotton No.2	27	ICE	1,272,590 USD	05/08/24	(38,960)
Cotton No.2	839	ICE	38,822,795 USD	07/09/24	(241,380)
DAX Index	50	EUREX	22,598,276 EUR	06/21/24	940,547
DJIA mini E-CBOT	158	CBT	31,019,189 USD	06/21/24	719,851
Dominion Sp	279	ICE	608,181 USD	07/01/24	173,987
Dominion Sp	30	ICE	91,500 USD	09/01/24	22,500
Dominion Sp	300	ICE	823,875 USD	11/04/24	77,625
Dominion Sp	62	ICE	139,500 USD	12/03/24	8,913
Dominion Sp	93	ICE	196,075 USD	01/01/25	(969)
Dominion Sp	84	ICE	177,100 USD	02/01/25	15,925
Dominion Sp	93	ICE	196,075 USD	03/01/25	50,763
Dominion Sp	30	ICE	61,125 USD	04/01/25	10,313

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Description	Contracts	Exchange	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Dominion Sp	31	ICE	63,163 USD	05/01/25	$5,231
Dominion Sp	30	ICE	61,125 USD	06/01/25	(4,500)
Eastern Gas South Swing	1	ICE	1,050 USD	04/01/24	(1,175)
Eastern Gas South Swing	1	ICE	1,050 USD	04/01/24	(1,175)
Eastern Gas South Swing	1	ICE	1,050 USD	04/01/24	(1,175)
Eastern Gas South Swing	1	ICE	1,050 USD	04/01/24	(1,175)
E-Mini Russell Index	365	ICE	38,247,129 USD	06/21/24	915,546
E-Mini S&P 500 Index	242	CME	62,949,167 USD	06/21/24	1,283,683
E-Mini S&P Mid Cap 400 Index	10	CME	2,986,415 USD	06/21/24	90,985
Euro Buxl	3	EUREX	403,280 EUR	06/06/24	4,445
Euro Stoxx 50	536	EUREX	26,571,014 EUR	06/21/24	507,307
Euro-BTP	35	EUREX	4,178,976 EUR	06/06/24	(14,701)
Euro-Bund	10	EUREX	1,327,368 EUR	06/06/24	6,940
Euro-Schatz	96	EUREX	10,141,932 EUR	06/06/24	5,684
FTSE 100 Index	188	LIFFE	14,626,138 GBP	06/21/24	493,999
FTSE China Index	18	SGX	218,166 USD	04/29/24	48
FTSE/MIB Index	30	ICE	4,946,600 EUR	06/21/24	199,660
Gas Oil	163	ICE	13,489,750 USD	05/10/24	(319,350)
Gas Oil	431	ICE	33,880,610 USD	06/12/24	685,590
Gas Oil	39	ICE	3,049,378 USD	07/11/24	61,847
Gasoline RBOB	29	NYM	3,077,318 USD	04/30/24	236,372
Gasoline RBOB	667	NYMEX	75,245,090 USD	05/31/24	70,549
Gasoline RBOB	23	NYMEX	1,970,682 USD	11/29/24	150,364
Gold	43	COMEX	9,450,610 USD	06/26/24	174,510
Henry Hub	30	ICE	158,700 USD	05/29/24	(8,925)
Henry Hub	341	ICE	3,813,387 USD	01/01/25	(636,120)
Henry Hub	744	ICE	6,789,501 USD	01/01/26	1,467,039
Henry Hub	672	ICE	6,132,452 USD	02/01/26	967,228
Henry Hub	744	ICE	6,789,501 USD	03/01/26	85,059
Henry Hub	720	ICE	6,570,484 USD	04/01/26	(603,485)
Henry Hub	744	ICE	6,789,501 USD	05/01/26	(625,461)
Henry Hub	720	ICE	6,570,484 USD	06/01/26	(311,885)
Henry Hub	744	ICE	6,789,501 USD	07/01/26	(2,361)
Henry Hub	744	ICE	6,789,501 USD	08/01/26	64,599
Henry Hub	720	ICE	6,570,484 USD	09/01/26	(7,685)
Henry Hub	744	ICE	6,789,501 USD	10/01/26	99,939
Henry Hub	720	ICE	6,570,484 USD	11/01/26	618,715
Henry Hub	744	ICE	6,789,501 USD	12/01/26	1,409,379
HKG Hang Seng China Enterprises Index	112	HFE	32,468,800 HKD	04/29/24	11,450
HKG Hang Seng Index	43	HFE	35,689,100 HKD	04/29/24	(8,127)
HSC Basis	31	ICE	21,700 USD	07/02/24	6,394

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Description	Contracts	Exchange	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
HSC Basis	31	ICE	21,700 USD	08/02/24	$2,519
HSC Basis	30	ICE	21,000 USD	09/04/24	(3,375)
HSC Basis	31	ICE	38,711 USD	10/02/24	7,130
ICE 3 Month Sonia	630	ICE	150,072,475 GBP	12/17/24	61,418
ICE 3 Month Sonia	39	ICE	9,314,520 GBP	03/18/25	8,796
ICE 3 Month Sonia	317	ICE	76,188,746 GBP	12/16/25	72,817
ICE 3 Month Sonia	564	ICE	135,828,287 GBP	06/16/26	129,733
Japanese 10 Year Bond	54	OSE	7,845,410,000 JPY	06/20/24	137,195
Korean 10 Year Bond	58	KFE	6,566,180,000 KRW	06/18/24	7,755
Korean 3 Year Bond	181	KFE	18,957,940,000 KRW	06/18/24	5,378
Lean Hogs	24	CME	959,450 USD	06/18/24	14,470
Lean Hogs	156	CME	6,489,359 USD	07/15/24	241
Live Cattle	593	CME	42,260,510 USD	06/28/24	494,790
Long Gilt	16	LIFFE	1,583,519 GBP	06/26/24	19,595
Mexican Peso Currency	351	CME	10,320,890 USD	06/17/24	112,585
Michon Basis	30	ICE	21,750 USD	03/31/25	15,188
Michon Basis	31	ICE	22,475 USD	04/30/25	9,106
Michon Basis	30	ICE	21,750 USD	05/30/25	3,938
Michon Basis	31	ICE	22,475 USD	06/30/25	(2,131)
Michon Basis	31	ICE	22,475 USD	07/31/25	(4,263)
Michon Basis	30	ICE	21,750 USD	08/29/25	(14,438)
Michon Basis	31	ICE	22,475 USD	09/30/25	(19,569)
NASDAQ 100 E-Mini	52	CME	19,008,453 USD	06/21/24	205,547
Natural Gas	422	NYMEX	7,861,429 USD	04/26/24	(421,569)
Natural Gas	201	NYMEX	9,275,074 USD	04/26/24	(5,731,444)
Natural Gas	273	NYMEX	11,620,027 USD	05/29/24	(6,168,217)
Natural Gas	33	NYM	784,020 USD	06/26/24	(11,820)
Natural Gas	249	NYMEX	10,938,384 USD	06/26/24	(5,111,784)
Natural Gas	16	NYMEX	390,250 USD	07/29/24	470
Natural Gas	221	NYMEX	10,021,274 USD	07/29/24	(4,624,454)
Natural Gas	64	NYMEX	1,578,740 USD	08/28/24	(19,060)
Natural Gas	221	NYMEX	10,006,274 USD	08/28/24	(4,620,504)
Natural Gas	42	NYMEX	1,083,730 USD	09/26/24	(21,130)
Natural Gas	298	NYMEX	13,177,556 USD	09/26/24	(5,638,156)
Natural Gas	116	NYMEX	3,446,570 USD	10/29/24	(47,770)
Natural Gas	196	NYMEX	9,512,937 USD	11/01/24	(3,770,137)
Natural Gas	107	NYMEX	3,733,590 USD	11/26/24	(50,650)
Natural Gas	196	NYMEX	9,512,937 USD	12/01/24	(2,766,617)
Natural Gas	40	NYMEX	1,484,510 USD	12/27/24	6,290
Natural Gas	63	NYMEX	2,212,809 USD	01/29/25	24,321
Natural Gas	32	NYMEX	971,555 USD	02/01/25	164,765
Natural Gas	208	NYMEX	6,734,770 USD	02/26/25	(78,770)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Description	Contracts	Exchange	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Natural Gas	32	NYMEX	971,555 USD	03/01/25	$52,445
Natural Gas	28	NYMEX	838,760 USD	03/27/25	3,480
Natural Gas	28	NYMEX	919,648 USD	04/01/25	(77,408)
Natural Gas	69	NYMEX	2,496,000 USD	04/28/25	(377,700)
Natural Gas	28	NYMEX	919,648 USD	05/01/25	(60,048)
Natural Gas	47	NYMEX	2,023,207 USD	05/28/25	(499,937)
Natural Gas	28	NYMEX	919,648 USD	06/01/25	(12,168)
Natural Gas	51	NYMEX	1,703,680 USD	06/26/25	38,990
Natural Gas	28	NYMEX	919,648 USD	07/01/25	37,112
Natural Gas	58	NYMEX	2,424,289 USD	07/29/25	(418,069)
Natural Gas	28	NYMEX	919,648 USD	08/01/25	48,872
Natural Gas	58	NYMEX	2,414,599 USD	08/27/25	(432,159)
Natural Gas	28	NYMEX	919,648 USD	09/01/25	37,392
Natural Gas	62	NYMEX	2,092,660 USD	09/26/25	56,880
Natural Gas	28	NYMEX	919,648 USD	10/01/25	51,112
Natural Gas	44	NYMEX	1,994,778 USD	10/29/25	(328,498)
Natural Gas	32	NYMEX	971,555 USD	11/01/25	240,285
Natural Gas	45	NYMEX	2,034,740 USD	11/25/25	(143,840)
Natural Gas	32	NYMEX	971,555 USD	12/01/25	373,085
Natural Gas	10	NYM	329,660 USD	03/27/26	1,840
Natural Gas	54	NYMEX	2,034,693 USD	01/01/27	487,107
Natural Gas	54	NYMEX	2,034,693 USD	02/01/27	375,327
Natural Gas	54	NYMEX	2,034,693 USD	03/01/27	28,107
Natural Gas	54	NYMEX	2,034,693 USD	04/01/27	(236,493)
Natural Gas	54	NYMEX	2,034,693 USD	05/01/27	(241,893)
Natural Gas	54	NYMEX	2,034,693 USD	06/01/27	(156,573)
Natural Gas	54	NYMEX	2,034,693 USD	07/01/27	(66,393)
Natural Gas	54	NYMEX	2,034,693 USD	08/01/27	(53,973)
Natural Gas	54	NYMEX	2,034,693 USD	09/01/27	(83,673)
Natural Gas	54	NYMEX	2,034,693 USD	10/01/27	(59,373)
Natural Gas	54	NYMEX	2,034,693 USD	11/01/27	111,807
Natural Gas	54	NYMEX	2,034,693 USD	12/01/27	338,067
New Zealand Dollar	81	ICE	4,965,300 USD	06/17/24	(125,550)
Nikkei Index	28	OSE	1,121,120,000 JPY	06/14/24	64,733
NY Harbor ULSD	119	NYM	13,262,437 USD	04/30/24	(154,182)
NY Harbor ULSD	168	NYM	19,000,256 USD	05/31/24	(515,653)
OMXS30 Index	211	NASDAQ OMX	52,374,480 SEK	04/19/24	83,378
S&P ASX Share Price Index 200	100	SFE	19,277,500 AUD	06/20/24	390,900
S&P TSX 60 Index	73	CDE	19,257,510 CAD	06/21/24	241,482
Silver	15	COMEX	1,880,525 USD	05/29/24	(11,825)
Soybean	523	CBOT	17,519,724 USD	05/14/24	141,986
Soybean	437	CBT	25,881,512 USD	05/14/24	152,762

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Description	Contracts	Exchange	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Soybean Oil	236	CBT	6,829,272 USD	05/14/24	$(39,552)
Sugar	308	ICE	7,315,839 USD	04/30/24	452,660
TOPIX	17	OSE	458,439,000 JPY	06/13/24	82,311
Trans Z4 Basis	31	ICE	31,775 USD	01/03/25	(1,550)
U.S. Treasury 10-Year Note	4,165	CBT	460,264,904 USD	06/18/24	1,204,081
U.S. Treasury 2-Year Note	443	CBT	90,632,624 USD	06/28/24	(46,044)
U.S. Treasury 5-Year Note	1,579	CBT	168,945,852 USD	06/28/24	31,812
U.S. Treasury 5-Year Note	85	CBT	9,099,844 USD	06/28/24	(3,515)
U.S. Treasury Long Bond	74	CBT	8,863,885 USD	06/18/24	48,490
VSTOXX	8,652	EUREX	1,248,360 EUR	06/19/24	(296,722)
VSTOXX	1,648	EUREX	37,080 EUR	06/19/24	(22,226)
VSTOXX	1,236	EUREX	86,520 EUR	06/19/24	(10,002)
Waha Gas Basis	30	ICE	64,163 USD	04/01/24	(63,525)
Waha Gas Basis	31	ICE	77,500 USD	03/04/25	11,625
Waha Gas Basis	60	ICE	135,750 USD	04/01/25	(31,500)
Waha Gas Basis	62	ICE	140,275 USD	05/01/25	(21,313)
Waha Gas Basis	60	ICE	135,750 USD	06/01/25	7,500
Waha Gas Basis	31	ICE	62,775 USD	07/01/25	15,306
Waha Gas Basis	31	ICE	62,775 USD	08/01/25	21,119
Waha Gas Basis	30	ICE	60,750 USD	09/01/25	4,875
Waha Gas Basis	31	ICE	62,775 USD	10/01/25	(15,306)
Western Hub Real-Time Peak Daily Mini	25	ICE	290,690 USD	04/02/24	(74,810)
Western Hub Real-Time Peak Daily Mini	25	ICE	314,160 USD	06/04/24	2,640
Western Hub Real-Time Peak Daily Mini	100	ICE	1,364,900 USD	07/02/24	(284,900)
Western Hub Real-Time Peak Daily Mini	45	ICE	629,454 USD	08/02/24	45,276
Western Hub Real-Time Peak Daily Mini	45	ICE	629,454 USD	09/04/24	(39,396)
Western Hub Real-Time Peak Daily Mini	100	ICE	1,364,900 USD	10/02/24	(120,900)
Western Hub Real-Time Peak Daily Mini	30	ICE	428,560 USD	10/02/24	37,040
Western Hub Real-Time Peak Daily Mini	50	ICE	875,895 USD	11/04/24	(39,615)
Western Hub Real-Time Peak Daily Mini	115	ICE	1,935,041 USD	01/03/25	172,771
Western Hub Real-Time Peak Daily Mini	145	ICE	3,174,688 USD	02/04/25	421,080
Western Hub Real-Time Peak Daily Mini	61	ICE	971,494 USD	02/04/25	500,290

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Description	Contracts	Exchange	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Western Hub Real-Time Peak Daily Mini	145	ICE	2,886,080 USD	03/04/25	$(58,000)
Western Hub Real-Time Peak Daily Mini	61	ICE	872,362 USD	03/05/25	263,507
Western Hub Real-Time Peak Daily Mini	61	ICE	1,008,668 USD	04/02/25	41,514
Western Hub Real-Time Peak Daily Mini	70	ICE	1,230,650 USD	04/02/25	(60,530)
Western Hub Real-Time Peak Daily Mini	61	ICE	912,014 USD	05/02/25	(75,826)
Western Hub Real-Time Peak Daily Mini	70	ICE	1,289,253 USD	05/02/25	(131,173)
Western Hub Real-Time Peak Daily Mini	61	ICE	1,011,146 USD	06/03/25	(140,066)
Western Hub Real-Time Peak Daily Mini	70	ICE	1,230,650 USD	06/03/25	(67,586)
Western Hub Real-Time Peak Daily Mini	61	ICE	951,667 USD	07/02/25	(143,539)
Western Hub Real-Time Peak Daily Mini	70	ICE	1,230,650 USD	07/02/25	25,318
Western Hub Real-Time Peak Daily Mini	61	ICE	971,494 USD	08/04/25	77,048
Western Hub Real-Time Peak Daily Mini	70	ICE	1,289,253 USD	08/04/25	556,283
Western Hub Real-Time Peak Daily Mini	61	ICE	1,011,146 USD	09/03/25	(45,492)
Western Hub Real-Time Peak Daily Mini	70	ICE	1,230,650 USD	09/03/25	367,534
Western Hub Real-Time Peak Daily Mini	61	ICE	951,667 USD	10/02/25	(109,574)
Western Hub Real-Time Peak Daily Mini	70	ICE	1,230,650 USD	10/02/25	66,478
Western Hub Real-Time Peak Daily Mini	61	ICE	931,841 USD	11/04/25	(51,098)
Western Hub Real-Time Peak Daily Mini	70	ICE	1,347,855 USD	11/04/25	(5,759)
Western Hub Real-Time Peak Daily Mini	61	ICE	1,033,451 USD	11/26/25	139,195
Western Hub Real-Time Peak Daily Mini	70	ICE	1,113,446 USD	12/02/25	28,226
Western Hub Real-Time Peak Daily Mini	61	ICE	971,494 USD	01/05/26	304,212
Western Hub Real-Time Peak Daily Mini	70	ICE	1,289,253 USD	01/05/26	197,771

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Description	Contracts	Exchange	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Wheat	1,013	CBT	27,194,275 USD	05/14/24	$1,182,387
WTI Crude	39	NYM	3,126,620 USD	04/22/24	117,010
WTI Crude	357	NYMEX	28,738,847 USD	05/21/24	685,093
WTI Crude	59	NYM	4,695,450 USD	08/20/24	29,860
WTI Crude	105	NYM	8,158,700 USD	09/20/24	166,750
WTI Crude	7	NYMEX	511,810 USD	11/20/24	33,070
WTI Crude	128	NYMEX	9,165,130 USD	11/20/25	91,830
Zinc	27	LME	1,716,791 USD	04/17/24	(94,307)

					$(6,456,185)

Short Futures
1 Year Mid-Curve 3 Month Eurodollar Option	205	EUREX	24,164,875 EUR	06/06/24	$(82,405)
3 Month Eurodollar	338	LIFFE	81,687,515 EUR	09/16/24	(7,644)
3 Month Eurodollar	286	LIFFE	69,438,115 EUR	12/16/24	108,964
3 Month Eurodollar	150	LIFFE	36,494,775 EUR	03/17/25	42,241
3 Month Eurodollar	125	LIFFE	30,448,002 EUR	06/16/25	9,645
3 Month Eurodollar	393	LIFFE	95,905,472 EUR	12/15/25	(11,966)
3 Month SOFR	63	CME	14,967,000 USD	09/18/24	25,762
3 Month SOFR	40	CME	9,541,350 USD	12/18/24	27,850
3 Month SOFR	496	CME	118,403,139 USD	03/19/25	69,939
3 Month SOFR	93	CME	22,288,224 USD	06/18/25	37,974
3 Month SOFR	149	CME	35,772,268 USD	09/17/25	36,480
3 Month SOFR	154	CME	37,038,100 USD	12/17/25	31,900
3 Month SOFR	19	CME	4,588,350 USD	03/18/26	16,712
3 Month SOFR	17	CME	4,100,850 USD	06/17/26	7,037
3 Month SOFR	18	CME	4,344,350 USD	09/16/26	7,475
3 Month SOFR	18	CME	4,342,537 USD	12/16/26	4,312
3 Month SOFR	3	CME	723,050 USD	03/17/27	(138)
3 Month SOFR	3	CME	722,962 USD	06/16/27	(263)
3 Month SOFR	8	CME	1,927,775 USD	09/15/27	(825)
3 Month SOFR	8	CME	1,927,787 USD	12/15/27	(613)
3 Month SOFR	12	CME	2,888,225 USD	03/14/28	(3,925)
3 Month SOFR	9	CME	2,168,200 USD	06/20/28	(575)
3 Month SOFR	10	CME	2,405,487 USD	09/19/28	(3,763)
3 Month SOFR	7	CME	1,685,637 USD	12/20/28	(400)
Aluminium	41	LME	2,284,110 USD	04/17/24	(80,483)
Australian 10-Year Bond	6	SFE	692,948 AUD	06/17/24	(4,239)
Australian Dollar Currency	102	CME	6,704,963 USD	06/17/24	41,303
Brent Crude	68	NYMEX	5,841,600 USD	04/30/24	(74,400)
Brent Crude	325	ICE	27,610,586 USD	04/30/24	(664,414)
Brent Crude	10	ICE	0 USD	06/03/24	260
Brent Crude	10	ICE	2,000 USD	07/01/24	750

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Description	Contracts	Exchange	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Brent Crude	100	ICE	64,000 USD	07/26/24	$(13,000)
Brent Crude	2	ICE	165,794 USD	07/31/24	(3,346)
Brent Crude	70	NYM	5,840,250 USD	07/31/24	(79,650)
Brent Crude	10	ICE	3,500 USD	08/01/24	750
Brent Crude	50	ICE	115,500 USD	10/28/24	79,000
California Carbon Allowance Vintage 2024	2,700	ICE	109,199,990 USD	12/24/24	1,712,990
Canadian 10-Year Bond	11	CDE	1,320,340 CAD	06/19/24	(2,511)
Canadian Dollar Currency	252	CME	18,605,509 USD	06/18/24	(27,371)
CBOE Volatility Index	208	CBOE	3,520,522 USD	07/17/24	1,557
CBOE Volatility Index	131	CBOE	2,340,011 USD	08/21/24	47,511
CBOE Volatility Index	261	CBOE	4,742,879 USD	09/18/24	42,321
Cocoa	427	ICE	28,104,794 USD	05/15/24	(13,596,026)
Coffee ‘C’	109	ICE	7,679,513 USD	05/20/24	(39,731)
Copper	26	LME	5,555,531 USD	05/15/24	(181,720)
Copper	318	COMEX	32,741,239 USD	05/29/24	885,589
Copper	44	LME	9,979,419 USD	12/18/24	95,919
Corn	112	CBOT	2,429,300 USD	05/14/24	(45,900)
Corn	2,519	CBT	54,496,738 USD	07/12/24	(2,747,537)
Corn	15	CBT	352,500 USD	12/13/24	(5,813)
Cotton No.2	768	ICE	35,666,974 USD	05/08/24	577,054
Dominion Sp	31	ICE	71,687 USD	01/05/24	(1,550)
Dominion Sp	310	ICE	509,369 USD	05/01/24	(203,244)
Dominion Sp	30	ICE	48,750 USD	06/01/24	(10,875)
Dominion Sp	341	ICE	1,064,462 USD	10/01/24	(130,975)
Dominion Sp	31	ICE	86,800 USD	07/01/25	(12,400)
Dominion Sp	31	ICE	86,800 USD	08/01/25	(4,263)
Dominion Sp	30	ICE	84,000 USD	09/01/25	8,250
Dominion Sp	31	ICE	86,800 USD	10/01/25	19,956
Dominion Sp	30	ICE	69,375 USD	11/01/25	26,250
Dominion Sp	28	ICE	64,750 USD	02/03/26	(7,875)
Dominion Sp	31	ICE	71,687 USD	03/03/26	(18,019)
E-Mini S&P 500 Index	15	CME	3,974,575 USD	06/21/24	(6,800)
Euro FX	155	CME	21,090,127 USD	06/17/24	123,471
Euro OAT	14	EUREX	1,784,140 EUR	06/06/24	(11,048)
Euro Stoxx 50	720	EUREX	35,895,500 EUR	06/21/24	(462,330)
Euro-Bund	12	EUREX	1,593,090 EUR	06/06/24	(8,060)
Euro-Schatz	421	EUREX	44,512,330 EUR	06/06/24	13,627
FTSE Taiwan Index	18	SGX	1,235,880 USD	04/29/24	(18,720)
Gas Oil	360	ICE	28,627,328 USD	05/10/24	(460,672)
Gas Oil	87	ICE	6,821,275 USD	08/12/24	(95,225)
Gasoline RBOB	572	NYM	65,705,334 USD	04/30/24	345,640
Gasoline RBOB	75	NYM	7,606,238 USD	08/30/24	(338,692)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Description	Contracts	Exchange	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Gasoline RBOB	23	NYM	1,858,702 USD	12/30/25	$(157,920)
Globex Natural Gas	48	NYMEX	1,058,690 USD	04/24/24	212,450
Globex Natural Gas	20	NYMEX	645,800 USD	05/28/24	246,400
Globex Natural Gas	16	NYMEX	516,800 USD	06/25/24	142,400
Globex Natural Gas	35	NYMEX	1,045,200 USD	07/25/24	190,500
Globex Natural Gas	35	NYMEX	1,045,200 USD	08/27/24	192,250
Globex Natural Gas	128	NYMEX	3,453,920 USD	09/25/24	215,520
Globex Natural Gas	29	NYMEX	848,781 USD	11/24/24	(919)
Globex Natural Gas	13	NYMEX	531,600 USD	12/26/24	47,090
Globex Natural Gas	13	NYMEX	528,950 USD	01/28/25	67,320
Globex Natural Gas	13	NYMEX	518,900 USD	02/25/25	102,900
Globex Natural Gas	13	NYMEX	508,790 USD	03/26/25	117,750
Globex Natural Gas	13	NYMEX	508,400 USD	04/25/25	109,300
Globex Natural Gas	13	NYMEX	511,700 USD	05/27/25	90,370
Globex Natural Gas	13	NYMEX	515,510 USD	06/25/25	71,300
Globex Natural Gas	13	NYMEX	516,170 USD	07/28/25	66,500
Globex Natural Gas	13	NYMEX	517,370 USD	09/25/25	66,660
Globex Natural Gas	13	NYMEX	515,240 USD	09/25/25	70,900
Globex Natural Gas	13	NYMEX	526,700 USD	10/28/25	34,390
Henry Hub	836	ICE	9,209,646 USD	04/26/24	5,524,976
Henry Hub	100	NYMEX	674,335 USD	04/28/24	233,585
Henry Hub	158	NYMEX	1,052,742 USD	05/28/24	263,927
Henry Hub	626	ICE	7,670,753 USD	05/29/24	4,545,448
Henry Hub	681	ICE	8,182,771 USD	06/26/24	4,198,921
Henry Hub	158	NYMEX	1,052,742 USD	06/28/24	128,442
Henry Hub	681	ICE	8,162,853 USD	07/29/24	4,005,348
Henry Hub	158	NYMEX	1,052,742 USD	08/01/24	88,152
Henry Hub	716	ICE	8,292,578 USD	08/28/24	3,930,348
Henry Hub	158	NYMEX	1,052,742 USD	09/01/24	90,127
Henry Hub	867	ICE	9,456,175 USD	09/26/24	3,972,400
Henry Hub	158	NYMEX	1,052,742 USD	10/01/24	53,392
Henry Hub	1,200	ICE	12,854,858 USD	10/29/24	4,064,858
Henry Hub	1,220	ICE	13,110,386 USD	12/01/24	2,612,286
Henry Hub	58	NYMEX	583,700 USD	12/25/24	43,285
Henry Hub	93	ICE	840,100 USD	01/01/25	(26,428)
Henry Hub	58	NYMEX	583,700 USD	01/28/25	68,805
Henry Hub	224	ICE	2,305,936 USD	02/01/25	317,376
Henry Hub	58	NYMEX	583,700 USD	02/28/25	119,700
Henry Hub	217	ICE	2,227,683 USD	03/01/25	491,683
Henry Hub	58	NYMEX	583,700 USD	03/28/25	147,540
Henry Hub	150	ICE	1,519,849 USD	04/01/25	391,849
Henry Hub	58	NYMEX	583,700 USD	04/28/25	138,550
Henry Hub	186	ICE	1,954,961 USD	05/01/25	527,411
Henry Hub	58	NYMEX	583,700 USD	05/28/25	113,755

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Description	Contracts	Exchange	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Henry Hub	180	ICE	1,891,897 USD	06/01/25	$433,447
Henry Hub	186	ICE	1,954,961 USD	07/01/25	366,056
Henry Hub	58	NYMEX	583,700 USD	07/01/25	88,235
Henry Hub	186	ICE	1,954,961 USD	08/01/25	346,526
Henry Hub	58	NYMEX	583,700 USD	08/01/25	82,145
Henry Hub	180	ICE	1,891,897 USD	09/01/25	353,797
Henry Hub	58	NYMEX	583,700 USD	09/01/25	88,090
Henry Hub	124	ICE	1,188,850 USD	10/01/25	114,080
Henry Hub	58	NYMEX	583,700 USD	10/01/25	80,985
Henry Hub	180	ICE	1,917,596 USD	11/01/25	213,446
Henry Hub	58	NYMEX	583,700 USD	11/01/25	34,585
Henry Hub	186	ICE	1,981,516 USD	12/01/25	27,586
Henry Hub	58	NYMEX	583,700 USD	12/01/25	(25,590)
Henry Hub	30	NYMEX	279,750 USD	12/26/25	(53,175)
Henry Hub	30	NYMEX	279,750 USD	01/27/26	(37,200)
Henry Hub	30	NYMEX	279,750 USD	02/24/26	2,550
Henry Hub	30	NYMEX	279,750 USD	03/26/26	31,125
Henry Hub	30	NYMEX	279,750 USD	04/27/26	31,200
Henry Hub	30	NYMEX	279,750 USD	05/26/26	18,975
Henry Hub	30	NYMEX	279,750 USD	06/25/26	6,075
Henry Hub	30	NYMEX	279,750 USD	07/28/26	3,375
Henry Hub	30	NYMEX	279,750 USD	08/26/26	6,300
Henry Hub	30	NYMEX	279,750 USD	09/25/26	1,950
Henry Hub	30	NYMEX	279,750 USD	10/27/26	(19,800)
Henry Hub	30	NYMEX	279,750 USD	11/24/26	(50,850)
Henry Hub	1	ICE	9,897 USD	01/01/27	(1,778)
Henry Hub	4	ICE	39,590 USD	02/01/27	(5,040)
Henry Hub	1	ICE	9,897 USD	03/01/27	348
Henry Hub	2	ICE	19,795 USD	04/01/27	3,145
Henry Hub	1	ICE	9,897 USD	05/01/27	1,598
Henry Hub	2	ICE	19,795 USD	06/01/27	2,405
Henry Hub	1	ICE	9,897 USD	07/01/27	785
Henry Hub	1	ICE	9,897 USD	08/01/27	728
Henry Hub	2	ICE	19,795 USD	09/01/27	1,730
Henry Hub	1	ICE	9,897 USD	10/01/27	753
Henry Hub	2	ICE	19,795 USD	11/01/27	(80)
Henry Hub	1	ICE	9,898 USD	12/01/27	(1,088)
Henry Physical Basis	60	ICE	20,625 USD	11/04/24	69,750
Henry Physical Basis	62	ICE	21,312 USD	12/03/24	2,712
Henry Physical Basis	62	ICE	21,312 USD	01/03/25	(60,838)
Henry Physical Basis	56	ICE	19,250 USD	02/04/25	(56,700)
Henry Physical Basis	62	ICE	21,312 USD	03/04/25	46,887
HSC Basis	31	ICE	15,887 USD	12/03/24	7,362

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Description	Contracts	Exchange	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
HSC Basis	62	ICE	18,794 USD	01/03/25	$(1,744)
HSC Basis	28	ICE	1,575 USD	02/04/25	(8,225)
ICE 3 Month Sonia	680	ICE	162,854,786 GBP	06/17/25	(135,352)
ICE 3 Month Sonia	167	ICE	40,112,838 GBP	09/16/25	9,831
ICE 3 Month Sonia	205	ICE	49,338,529 GBP	03/17/26	(35,391)
Japan Yen Currency	181	CME	15,496,455 USD	06/17/24	360,330
Lean Hogs	132	CME	5,368,339 USD	06/18/24	11,779
Live Cattle	596	CME	42,026,403 USD	08/30/24	(456,477)
Michon Basis	31	ICE	11,819 USD	04/30/24	(2,131)
NASDAQ 100 E-Mini	33	CME	12,256,886 USD	06/21/24	63,386
Natural Gas	91	NYMEX	1,788,300 USD	04/26/24	183,970
Natural Gas	418	NYMEX	8,774,890 USD	05/29/24	427,430
Natural Gas	96	NYMEX	2,272,309 USD	06/26/24	25,909
Natural Gas	40	NYMEX	1,008,913 USD	07/29/24	32,113
Natural Gas	51	NYMEX	1,244,080 USD	08/28/24	1,210
Natural Gas	97	NYMEX	2,490,790 USD	09/26/24	36,690
Natural Gas	103	NYMEX	3,007,648 USD	10/29/24	(10,252)
Natural Gas	162	NYMEX	5,558,620 USD	11/26/24	(17,420)
Natural Gas	11	NYMEX	384,981 USD	12/01/24	6,361
Natural Gas	105	NYMEX	3,837,685 USD	12/27/24	(75,665)
Natural Gas	28	NYMEX	273,860 USD	12/27/24	12,970
Natural Gas	13	NYMEX	538,400 USD	01/01/25	(7,860)
Natural Gas	88	NYMEX	3,968,800 USD	01/01/25	689,040
Natural Gas	28	NYMEX	273,860 USD	01/29/25	25,290
Natural Gas	28	NYMEX	273,860 USD	02/26/25	49,860
Natural Gas	28	NYMEX	273,860 USD	03/27/25	63,300
Natural Gas	28	NYMEX	273,860 USD	04/28/25	58,960
Natural Gas	28	NYMEX	273,860 USD	05/28/25	46,990
Natural Gas	28	NYMEX	273,860 USD	06/26/25	34,670
Natural Gas	28	NYMEX	273,860 USD	07/29/25	31,730
Natural Gas	28	NYMEX	273,860 USD	08/27/25	34,600
Natural Gas	28	NYMEX	273,860 USD	09/26/25	31,170
Natural Gas	28	NYMEX	273,860 USD	10/29/25	8,770
Natural Gas	28	NYMEX	273,860 USD	11/25/25	(20,280)
Natural Gas	3	NYMEX	121,200 USD	12/26/25	(11,970)
Natural Gas	73	NYMEX	3,348,682 USD	12/29/25	108,212
Natural Gas	138	NYMEX	5,035,763 USD	01/01/26	(1,090,057)
Natural Gas	3	NYMEX	121,200 USD	01/27/26	(5,580)
Natural Gas	33	NYMEX	1,472,542 USD	01/28/26	77,962
Natural Gas	138	NYMEX	5,035,763 USD	02/01/26	(796,117)
Natural Gas	3	NYMEX	121,200 USD	02/24/26	10,320
Natural Gas	33	NYMEX	1,472,542 USD	02/25/26	252,862
Natural Gas	138	NYMEX	5,035,763 USD	03/01/26	(64,717)
Natural Gas	3	NYMEX	121,200 USD	03/26/26	21,750

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Description	Contracts	Exchange	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Natural Gas	138	NYMEX	5,035,763 USD	04/01/26	$461,063
Natural Gas	3	NYMEX	121,200 USD	04/27/26	21,780
Natural Gas	33	NYMEX	1,472,542 USD	04/28/26	378,922
Natural Gas	138	NYMEX	5,035,763 USD	05/01/26	462,443
Natural Gas	3	NYMEX	121,200 USD	05/26/26	16,890
Natural Gas	33	NYMEX	1,472,942 USD	05/27/26	325,532
Natural Gas	138	NYMEX	5,035,763 USD	06/01/26	237,503
Natural Gas	3	NYMEX	121,200 USD	06/25/26	11,730
Natural Gas	33	NYMEX	1,472,542 USD	06/26/26	268,372
Natural Gas	138	NYMEX	5,035,763 USD	07/01/26	143
Natural Gas	3	NYMEX	121,200 USD	07/28/26	10,650
Natural Gas	33	NYMEX	1,472,542 USD	07/29/26	256,492
Natural Gas	138	NYMEX	5,035,763 USD	08/01/26	(49,537)
Natural Gas	3	NYMEX	121,200 USD	08/26/26	11,820
Natural Gas	33	NYMEX	1,472,942 USD	08/27/26	269,762
Natural Gas	138	NYMEX	5,035,763 USD	09/01/26	4,283
Natural Gas	3	NYMEX	121,200 USD	09/25/26	10,080
Natural Gas	84	NYMEX	3,380,672 USD	09/28/26	269,312
Natural Gas	138	NYMEX	5,035,763 USD	10/01/26	(75,757)
Natural Gas	3	NYMEX	121,200 USD	10/27/26	1,380
Natural Gas	33	NYMEX	1,472,542 USD	10/28/26	154,522
Natural Gas	138	NYMEX	5,035,763 USD	11/01/26	(475,957)
Natural Gas	3	NYMEX	121,200 USD	11/24/26	(11,040)
Natural Gas	33	NYMEX	1,472,542 USD	11/25/26	17,902
Natural Gas	138	NYMEX	5,035,763 USD	12/01/26	(1,047,277)
Natural Gas	53	NYMEX	2,370,900 USD	12/29/26	(104,200)
Natural Gas	53	NYMEX	2,370,900 USD	01/27/27	5,510
Natural Gas	53	NYMEX	2,370,900 USD	02/24/27	346,300
Natural Gas	53	NYMEX	2,370,900 USD	03/29/27	606,000
Natural Gas	53	NYMEX	2,370,900 USD	04/28/27	611,300
Natural Gas	53	NYMEX	2,370,900 USD	05/26/27	527,560
Natural Gas	53	NYMEX	2,370,900 USD	06/28/27	439,050
Natural Gas	53	NYMEX	2,370,900 USD	07/28/27	426,860
Natural Gas	53	NYMEX	2,370,900 USD	08/27/27	456,010
Natural Gas	53	NYMEX	2,370,900 USD	09/28/27	432,160
Natural Gas	53	NYMEX	2,370,900 USD	10/27/27	264,150
Natural Gas	53	NYMEX	2,370,900 USD	11/26/27	42,080
New Zealand Dollar	111	ICE	6,679,891 USD	06/17/24	47,641
NY Harbor ULSD	129	NYM	14,770,720 USD	04/30/24	560,931
NY Harbor ULSD	5	NYM	548,100 USD	11/29/24	1,911
Palladium	3	NYM	291,781 USD	06/26/24	(14,669)
Platinum	20	NYM	922,340 USD	07/29/24	1,240
Silver	11	COMEX	1,378,300 USD	09/26/24	(18,645)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Description	Contracts	Exchange	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Soybean	44	CBOT	2,563,712 USD	05/14/24	$(57,588)
Soybean	48	CBT	1,632,000 USD	05/14/24	11,040
Soybean	579	CBT	19,560,945 USD	07/12/24	(182,955)
Soybean	446	CBT	26,715,572 USD	07/14/24	(161,503)
Soybean Oil	58	CBOT	1,585,597 USD	05/14/24	(83,063)
Soybean Oil	244	CBT	7,138,880 USD	07/12/24	41,408
Sugar	17	ICE	405,794 USD	04/30/24	(22,987)
Sugar	348	ICE	8,149,265 USD	06/28/24	(483,919)
Swiss Franc Currency	57	CME	8,069,719 USD	06/17/24	102,544
TETCO M3 Basis	31	ICE	25,187 USD	03/04/25	(3,681)
U.S. Treasury 10-Year Note	177	CBT	19,562,875 USD	06/18/24	(48,172)
U.S. Treasury 2-Year Note	472	CBT	96,699,016 USD	06/28/24	182,388
U.S. Treasury 5-Year Note	308	CBT	32,869,836 USD	06/28/24	(90,975)
U.S. Treasury Long Bond	143	CBT	17,008,594 USD	06/18/24	(213,969)
U.S. Treasury Ultra Long Bond	435	CBT	55,509,663 USD	06/18/24	(605,337)
VSTOXX	462	EUREX	682,999 EUR	04/17/24	31,580
VSTOXX	430	EUREX	704,447 EUR	06/19/24	17,746
VSTOXX	7,416	EUREX	730,270 EUR	06/19/24	67,790
VSTOXX	7,416	EUREX	484,100 EUR	06/19/24	162,253
VSTOXX	1,236	EUREX	86,520 EUR	06/19/24	3,334
VSTOXX	1,236	EUREX	139,050 EUR	06/19/24	(10,002)
Waha Gas Basis	31	ICE	1,163 USD	04/02/24	54,250
Waha Gas Basis	60	ICE	129,825 USD	06/01/24	45,300
Waha Gas Basis	31	ICE	58,125 USD	07/01/24	12,594
Western Hub Real-Time Peak Daily Mini	132	ICE	1,738,898 USD	05/02/24	200,939
Western Hub Real-Time Peak Daily Mini	45	ICE	645,280 USD	07/02/24	32,560
Western Hub Real-Time Peak Daily Mini	33	ICE	678,181 USD	08/02/24	(91,960)
Western Hub Real-Time Peak Daily Mini	33	ICE	678,181 USD	09/04/24	(10,648)
Western Hub Real-Time Peak Daily Mini	9	ICE	129,216 USD	12/03/24	(6,864)
Western Hub Real-Time Peak Daily Mini	30	ICE	565,706 USD	02/03/26	(224,566)
Western Hub Real-Time Peak Daily Mini	30	ICE	538,768 USD	03/03/26	(108,272)
Western Hub Real-Time Peak Daily Mini	30	ICE	592,645 USD	04/02/26	13,429
Western Hub Real-Time Peak Daily Mini	30	ICE	592,645 USD	05/04/26	58,309
Western Hub Real-Time Peak Daily Mini	30	ICE	538,768 USD	06/02/26	41,488

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Description	Contracts	Exchange	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Western Hub Real-Time Peak Daily Mini	30	ICE	592,645 USD	07/02/26	$(16,139)
Western Hub Real-Time Peak Daily Mini	30	ICE	619,583 USD	08/04/26	(269,137)
Western Hub Real-Time Peak Daily Mini	30	ICE	565,706 USD	09/02/26	(165,598)
Western Hub Real-Time Peak Daily Mini	30	ICE	565,706 USD	10/02/26	(25,990)
Western Hub Real-Time Peak Daily Mini	30	ICE	592,645 USD	11/03/26	12,373
Western Hub Real-Time Peak Daily Mini	30	ICE	538,768 USD	12/02/26	208
Western Hub Real-Time Peak Daily Mini	30	ICE	592,645 USD	01/05/27	(91,115)
Wheat	1,131	CBT	30,996,201 USD	07/12/24	(1,562,461)
WTI Crude	222	NYMEX	17,996,396 USD	04/22/24	(467,344)
WTI Crude	16	NYM	1,234,591 USD	06/20/24	(72,129)
WTI Crude	4	NYM	314,695 USD	07/22/24	(8,865)
WTI Crude	104	NYMEX	8,004,350 USD	11/20/24	(91,010)
Zinc	48	LME	2,997,340 USD	04/17/24	112,924

					$27,235,209

Total Futures Contracts Outstanding					$20,779,024

Forward Foreign Currency Exchange Contracts Outstanding at March 31, 2024

Currency Purchased	Amount in Currency Purchased	Currency Sold	Amount in Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	45,275,508	EUR	8,361,128	JPMorgan Chase Bank, N.A.	04/05/24	$3,451
EUR	4,944,000	MXN	89,461,680	JPMorgan Chase Bank, N.A.	04/02/24	(50,712)
HKD	5,131,000	USD	657,917	State Street Bank and Trust Company	04/30/24	(1,654)
IDR	35,020,400,000	USD	2,225,988	State Street Bank and Trust Company	04/30/24	(21,450)
PEN	9,170,000	USD	2,425,712	State Street Bank and Trust Company	04/30/24	37,988
PHP	112,900,000	USD	2,006,041	State Street Bank and Trust Company	04/30/24	2,552
SGD	2,130,000	USD	1,594,598	State Street Bank and Trust Company	04/30/24	(14,649)
THB	25,000,000	USD	700,734	State Street Bank and Trust Company	04/30/24	(14,028)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Currency Purchased	Amount in Currency Purchased	Currency Sold	Amount in Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
TWD	12,900,000	USD	403,150	State Street Bank and Trust Company	04/30/24	$79
USD	1,561,766	IDR	24,588,800,000	State Street Bank and Trust Company	04/30/24	13,898
USD	1,396,023	PEN	5,300,000	State Street Bank and Trust Company	04/30/24	(27,926)
USD	2,216,395	PHP	125,100,000	State Street Bank and Trust Company	04/30/24	(9,247)
USD	3,335,268	SGD	4,462,500	State Street Bank and Trust Company	04/30/24	25,164
USD	2,649,318	THB	94,400,000	State Street Bank and Trust Company	04/30/24	56,315
USD	3,061,507	TWD	95,100,000	State Street Bank and Trust Company	04/30/24	88,865
USD	1,819,540	XAU	824	JPMorgan Chase Bank, N.A.	04/03/24	(10,786)
BRL	17,300,000	USD	3,476,552	State Street Bank and Trust Company	04/02/24	(26,797)
BRL	46,515,740	USD	9,339,216	JPMorgan Chase Bank, N.A.	04/05/24	(66,588)
BRL	17,300,000	USD	3,461,385	State Street Bank and Trust Company	05/03/24	(22,340)
CLP	1,978,200,000	USD	2,162,676	State Street Bank and Trust Company	04/30/24	(145,449)
CNH	149,285,343	USD	20,595,056	JPMorgan Chase Bank, N.A.	04/02/24	(39,784)
CNH	207,936,400	USD	28,840,000	JPMorgan Chase Bank, N.A.	04/02/24	(208,996)
CNH	25,119,336	USD	3,480,000	JPMorgan Chase Bank, N.A.	04/16/24	(20,367)
COP	6,513,000,000	USD	1,640,219	State Street Bank and Trust Company	04/30/24	36,662
CZK	60,600,000	USD	2,594,500	State Street Bank and Trust Company	04/30/24	(9,491)
EUR	4,120,000	HUF	1,626,765,520	JPMorgan Chase Bank, N.A.	04/02/24	(12,563)
EUR	8,240,000	HUF	3,263,621,579	JPMorgan Chase Bank, N.A.	04/04/24	(42,847)
EUR	1,071,200	USD	1,159,404	JPMorgan Chase Bank, N.A.	04/03/24	(4,137)
EUR	1,087,000	USD	1,182,396	Morgan Stanley Capital Services LLC	04/17/24	(8,924)
EUR	101,000	USD	110,132	Morgan Stanley Capital Services LLC	04/17/24	(1,098)
EUR	3,316,000	USD	3,591,268	State Street Bank and Trust Company	04/25/24	(10,864)
EUR	1,986,000	USD	2,154,115	Citibank N.A.	05/22/24	(7,401)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Currency Purchased	Amount in Currency Purchased	Currency Sold	Amount in Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	651,000	USD	833,235	State Street Bank and Trust Company	04/25/24	$(11,281)
HUF	2,061,285,086	EUR	5,223,336	JPMorgan Chase Bank, N.A.	04/02/24	12,836
HUF	1,632,877,492	EUR	4,106,651	JPMorgan Chase Bank, N.A.	04/03/24	39,266
HUF	1,697,700,000	USD	4,651,659	State Street Bank and Trust Company	04/30/24	(13,231)
ILS	3,400,000	USD	948,063	State Street Bank and Trust Company	04/30/24	(22,159)
INR	476,600,000	USD	5,708,941	State Street Bank and Trust Company	04/30/24	3,141
INR	200,000,000	USD	2,409,003	State Street Bank and Trust Company	04/30/24	(11,990)
JPY	353,435,698	USD	2,375,200	Morgan Stanley Capital Services LLC	04/04/24	(39,884)
KRW	2,130,000,000	USD	1,602,950	State Street Bank and Trust Company	04/30/24	(24,059)
MXN	236,214,092	USD	13,975,040	JPMorgan Chase Bank, N.A.	04/01/24	236,420
MXN	62,477,946	USD	3,708,000	JPMorgan Chase Bank, N.A.	04/01/24	50,890
MXN	27,590,651	USD	1,648,000	JPMorgan Chase Bank, N.A.	04/10/24	10,731
MXN	271,523,198	USD	16,358,048	JPMorgan Chase Bank, N.A.	04/10/24	(34,257)
MXN	4,400,000	USD	252,105	State Street Bank and Trust Company	04/30/24	11,599
NOK	35,900,000	USD	3,432,919	State Street Bank and Trust Company	04/30/24	(120,024)
PLN	4,500,000	USD	1,113,547	State Street Bank and Trust Company	04/30/24	14,300
PLN	900,000	USD	225,791	State Street Bank and Trust Company	04/30/24	(221)
SEK	2,500,000	USD	242,972	State Street Bank and Trust Company	04/30/24	(9,161)
USD	17,429,265	AUD	26,799,000	State Street Bank and Trust Company	04/26/24	(45,710)
USD	3,472,153	BRL	17,300,000	State Street Bank and Trust Company	04/02/24	22,398
USD	4,135,678	CHF	3,535,000	State Street Bank and Trust Company	04/30/24	203,773
USD	185,853	CLP	170,000,000	State Street Bank and Trust Company	04/30/24	12,499
USD	13,184,000	CNH	94,766,592	JPMorgan Chase Bank, N.A.	04/02/24	135,478

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Currency Purchased	Amount in Currency Purchased	Currency Sold	Amount in Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	13,368,876	CNH	95,418,000	State Street Bank and Trust Company	04/30/24	$218,223
USD	1,675,478	COP	6,699,900,000	State Street Bank and Trust Company	04/30/24	(49,524)
USD	2,600,512	CZK	61,700,000	State Street Bank and Trust Company	04/30/24	(31,419)
USD	2,163,248	EUR	2,000,000	JPMorgan Chase Bank, N.A.	04/10/24	5,060
USD	16,956,061	EUR	15,489,000	Morgan Stanley Capital Services LLC	04/17/24	234,903
USD	137,667	EUR	127,000	Morgan Stanley Capital Services LLC	04/17/24	564
USD	10,687,326	EUR	9,823,000	State Street Bank and Trust Company	04/25/24	81,083
USD	2,368,561	EUR	2,182,000	Citibank N.A.	05/22/24	9,986
USD	690,060	EUR	636,000	Citibank N.A.	06/03/24	2,160
USD	26,084,373	GBP	20,694,000	State Street Bank and Trust Company	04/25/24	(43,893)
USD	689,924	GBP	541,000	Citibank N.A.	05/02/24	7,019
USD	1,238,617	GBP	980,000	Citibank N.A.	05/13/24	1,146
USD	88,806	GBP	70,000	Citibank N.A.	05/28/24	408
USD	1,461,565	GBP	1,147,000	Citibank N.A.	06/07/24	13,021
USD	2,510,224	HUF	905,600,000	State Street Bank and Trust Company	04/30/24	35,959
USD	2,411,185	ILS	8,885,000	State Street Bank and Trust Company	04/30/24	(8,419)
USD	278,014	INR	23,100,000	State Street Bank and Trust Company	04/30/24	1,159
USD	2,345,927	JPY	353,435,698	Morgan Stanley Capital Services LLC	04/04/24	10,611
USD	4,707,210	KRW	6,267,000,000	State Street Bank and Trust Company	04/30/24	61,712
USD	16,358,048	MXN	271,152,394	JPMorgan Chase Bank, N.A.	04/01/24	44,578
USD	1,651,296	MXN	27,546,920	JPMorgan Chase Bank, N.A.	04/01/24	(6,022)
USD	767,013	NOK	8,013,334	State Street Bank and Trust Company	04/30/24	27,532
USD	1,012,448	PLN	4,100,000	State Street Bank and Trust Company	04/30/24	(15,147)
USD	1,029,392	SEK	10,709,273	State Street Bank and Trust Company	04/30/24	27,811
USD	205,963	ZAR	3,900,000	State Street Bank and Trust Company	04/30/24	478
USD	1,354,262	ZAR	26,200,000	State Street Bank and Trust Company	04/30/24	(26,173)
ZAR	41,100,000	USD	2,160,515	State Street Bank and Trust Company	04/30/24	4,976

Total Forward Foreign Currency Exchange Contacts Outstanding						$516,022

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Centrally Cleared Credit Default Swaps on Single-Name Issuer (Buy Protection) — Outstanding at March 31, 2024

Reference Obligation	Financing Fee	Payment Frequency	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Mexico Government International Bonds	1.00	3M	12/20/28	Bank of America	1,600,000 USD	$(11,695)	$3,837	$(15,532)
Republic of South Africa	1.00	3M	6/20/29	J.P. Morgan Chase Bank N.A.	2,100,000 USD	145,658	139,812	5,846
Republic of South Africa	1.00	3M	6/20/29	J.P. Morgan Chase Bank N.A.	2,600,000 USD	180,339	—	180,339
Republic of South Africa	1.00	3M	6/20/29	Morgan Stanley Capital Services LLC	7,400,000 USD	513,272	494,206	19,066
Republic of South Africa	1.00	3M	6/20/29	Morgan Stanley Capital Services LLC	7,400,000 USD	513,272	—	513,272
Republic of South Africa	1.00	3M	6/20/29	Goldman Sachs International	3,300,000 USD	228,892	—	228,892
Republic of South Africa	1.00	3M	6/20/29	Goldman Sachs International	1,900,000 USD	131,786	119,884	11,902
Buy MEXICO SNRFOR USD 100 Jun 2029 GOLD_ISDA 1%	1.00	3M	6/20/29	Goldman Sachs International	6,500,000 USD	(24,742)	(34,501)	9,759
Buy MEXICO SNRFOR USD 100 Jun 2029 JPMB_ISDA 1%	1.00	3M	6/20/29	J.P. Morgan Chase Bank N.A.	4,000,000 USD	(15,226)	(20,305)	5,079
Buy MEXICO SNRFOR USD 100 Jun 2029 CITI_ISDA 1%	1.00	3M	6/20/29	Citigroup Global Markets, Inc.	13,200,000 USD	(50,245)	(67,006)	16,761

Total Centrally Cleared Credit Default Swaps on Single-Name Issuer (Buy Protection)						$1,611,311	$635,927	$975,384

Centrally Cleared Credit Default Swaps on Index (Buy Protection) — Outstanding at March 31, 2024

Reference Obligation	Financing Fee	Payment Frequency	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.41	1.00%	3M	12/20/2028	Citigroup Global Markets, Inc.	2,857,000 USD	$49,289	$(35,456)	$84,745
CDX.NA.HY.41	5.00%	3M	12/20/2028	Barclays Bank PLC	14,600,000 USD	(1,084,930)	—	(1,084,930)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Reference Obligation	Financing Fee	Payment Frequency	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.41	5.00%	3M	12/20/2028	J.P. Morgan Chase Bank N.A.	20,100,000 USD	$(1,493,637)	$(4,278,787)	$2,785,150
CDX.NA.HY.41	5.00%	3M	12/20/2028	J.P. Morgan Chase Bank N.A.	12,700,000 USD	(943,740)	—	(943,740)
CDX.NA.HY.41	5.00%	3M	12/20/2028	J.P. Morgan Chase Bank N.A.	12,500,000 USD	(928,878)	—	(928,878)
CDX.NA.HY.41	5.00%	3M	12/20/2028	Barclays Bank PLC	9,200,000 USD	(683,655)	—	(683,655)
CDX.NA.HY.41	5.00%	3M	12/20/2028	Barclays Bank PLC	13,200,000 USD	(980,896)	—	(980,896)
CDX.EM.41	1.00%	3M	6/20/2029	Goldman Sachs International	12,300,000 USD	373,578	—	373,578
CDX.EM.41	1.00%	3M	6/20/2029	Goldman Sachs International	7,200,000 USD	218,680	2,353,240	(2,134,560)
CDX.EM.41	1.00%	3M	6/20/2029	J.P. Morgan Chase Bank N.A.	64,100,000 USD	1,946,860	1	1,946,859
CDX.EM.41	1.00%	3M	6/20/2029	J.P. Morgan Chase Bank N.A.	46,000,000 USD	1,397,122	—	1,397,122
CDX.EM.41	1.00%	3M	6/20/2029	Goldman Sachs International	71,200,000 USD	2,162,502	—	2,162,502
CDX.EM.41	1.00%	3M	6/20/2029	Goldman Sachs International	4,800,000 USD	145,787	—	145,787
CDX.NA.HY.41	5.00%	3M	12/20/2028	Barclays Bank PLC	13,200,000 USD	(980,896)	—	(980,896)
CDX.NA.HY.41	5.00%	3M	12/20/2028	Intercontinental Exchange, Inc.	7,300,000 USD	(542,465)	—	(542,465)
CDX.NA.HY.41	5.00%	3M	12/20/2028	Intercontinental Exchange, Inc.	5,000,000 USD	(371,551)	—	(371,551)

Total Centrally Cleared Credit Default Swaps on Index (Buy Protection)						$(1,716,830)	$(1,961,002)	$244,172

Centrally Cleared Credit Default Swaps on Index (Sell Protection) — Outstanding at March 31, 2024

Reference Obligation	Financing Fee	Payment Frequency	Maturity Date	Counterparty	Rating	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.41	1.00%	3M	12/20/2028	Citigroup Global Markets, Inc.	NR	215,592,750 USD	$4,979,249	$2,752,224	$2,227,025
CMBX.NA.A.8	2.00%	M	10/17/2057	Goldman Sachs International	A	432,000 USD	(5,842)	(3,376)	(2,466)
CDX.NA.HY.41	10.60%	T	12/20/2028	J.P. Morgan Securities LLC	NR	4,000,000 USD	192,853	—	192,853
CMBX.NA.BBB-.10	3.00%	M	11/17/2059	Goldman Sachs International	BBB	5,052,000 USD	(951,713)	(207,050)	(744,663)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Reference Obligation	Financing Fee	Payment Frequency	Maturity Date	Counterparty	Rating	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.BBB-.15	3.00%	M	11/18/2064	Morgan Stanley Capital Services LLC	BBB	500,000 USD	$(70,742)	$(74,083)	$3,341
CMBX.NA.BBB-.15	3.00%	M	11/18/2064	Morgan Stanley Capital Services LLC	BBB	2,000,000 USD	(282,967)	—	(282,967)
Itraxx Europe Main Series 41	1.00%	3M	6/20/2029	BNP Paribhas	NR	33,100,000 EUR	797,313	781,272	16,041
iTraxx Europe Xover Series 40	5.00%	3M	6/20/2029	J.P. Morgan Chase Bank N.A.	NR	10,200,000 EUR	985,412	994,975	(9,563)
CDX.NA.IG.41	1.00%	3M	6/20/2029	J.P. Morgan Chase Bank N.A.	NR	18,300,000 USD	418,337	410,539	7,798
CDX.EM.41	1.00%	3M	6/20/2029	J.P. Morgan Chase Bank N.A.	NR	15,900,000 USD	(482,918)	—	(482,918)
CDX.EM.41	1.00%	3M	6/20/2029	J.P. Morgan Chase Bank N.A.	NR	9,400,000 USD	(285,499)	(333,620)	48,121
CDX.EM.41	1.00%	3M	6/20/2029	J.P. Morgan Chase Bank N.A.	NR	2,700,000 USD	(82,005)	—	(82,005)
CDX.EM.41	1.00%	3M	6/20/2029	J.P. Morgan Chase Bank N.A.	NR	1,600,000 USD	(48,595)	—	(48,595)

Total Centrally Cleared Credit Default Swaps on Index (Sell Protection)							$5,162,883	$4,320,881	$842,002

OTC Credit Default Swaps on Single-Name Issuer (Buy Protection) — Outstanding at March 31, 2024

Reference Obligation	Financing Fee	Payment Frequency	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of Turkey	1.00%	3M	06/20/2029	Morgan Stanley Capital Services LLC	200,000 USD	$17,585	$483,986	$(466,401)
Republic of Turkey	1.00%	3M	06/20/2029	J.P. Morgan Chase Bank N.A.	2,100,000 USD	184,646	496,155	(311,509)
Republic of Turkey	1.00%	3M	06/20/2029	Goldman Sachs International	3,000,000 USD	263,780	309,512	(45,732)
Republic of Panama	1.00%	3M	06/20/2029	Goldman Sachs International	9,400,000 USD	366,150	314,026	52,124
Republic of Peru	1.00%	3M	06/20/2029	Citigroup Global Markets, Inc.	2,400,000 USD	(38,551)	(41,341)	2,790

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Reference Obligation	Financing Fee	Payment Frequency	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of Chile	1.00%	3M	06/20/2029	J.P. Morgan Chase Bank N.A.	10,300,000 USD	$(220,420)	$(231,027)	$10,607
Republic of Peru	1.00%	3M	06/20/2029	Morgan Stanley Capital Services LLC	8,000,000 USD	(128,505)	(137,237)	8,732

Total OTC Credit Default Swaps on Single-Name Issuer (Buy Protection)						$444,685	$1,194,074	$(749,389)

Variance/Volatility Swaps (Buy Contracts) — Outstanding at March 31, 2024

Reference Obligation	Financing Fee	Payment Frequency	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CorrSwap 2024-10-03 0.88 Put OTC	0.88	T	10/03/24	Citibank N.A.	13,050,000 EUR	$51,825	$—	$51,825
Variance Swap - EUR/USD (6.475% - 2024-05-13)	6.75	T	5/13/24	Morgan Stanley Capital Services LLC	31,274 EUR	(728,573)	—	(728,573)
Variance Swap - EUR/USD (6.75% - 2024-08-13)	6.18	T	8/13/24	Morgan Stanley Capital Services LLC	30,000 EUR	(579,571)	—	(579,571)
Variance Swap - UKX (10.6% - 2024-04-19)	10.90	T	4/19/24	Bank of America N.A.	1,943 GBP	(62,005)		(62,005)
Variance Swap - SX5E (13.1% - 2024-04-19)	13.10	T	4/19/24	JPMorgan Chase Bank N.A.	3,145 EUR	(230,516)	—	(230,516)
Variance Swap - SPX (13.6% - 2024-04-19)	13.60	T	4/19/24	JPMorgan Chase Bank N.A.	1,515USD	(111,876)	—	(111,876)
Variance Swap - UKX (10.9% - 2024-04-19)	13.15	T	4/19/24	Bank of America N.A.	1,890 GBP	(57,723)	—	(57,723)
Variance Swap - SPX (13.15% - 2024-04-19)	12.95	T	4/19/24	Bank of America N.A.	1,567USD	(91,514)	—	(91,514)
Variance Swap - SPX (12.95% - 2024-04-19)	12.95	T	4/19/24	JPMorgan Chase Bank N.A.	1,591USD	(89,794)	—	(89,794)
Variance Swap - SX5E (12.95% - 2024-04-19)	19.70	T	4/19/24	Bank of America N.A.	795 EUR	(38,363)	—	(38,363)

Total Variance/Volatility Swaps (Buy Contracts)						$(1,938,110)	$—	$(1,938,110)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Variance/Volatility Swaps (Sell Contracts) — Outstanding at March 31, 2024

Reference Obligation	Financing Fee	Payment Frequency	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Volatility Swap - VarBasket 20241220-25.758/Ratio1	26.47	T	12/20/2024	Goldman Sachs & Co., LLC	(1,012,500) USD	$644,429	$—	$644,429
Volatility Swap - VarBasket 20241220-26.648/Ratio1	10.30	T	12/20/2024	Morgan Stanley Capital Services LLC	(700,000) USD	302,480	—	302,480
XAU/USD	21.00	T	4/18/2024	JPMorgan Chase Bank N.A.	(2,143) USD	596,863	—	596,863
Volatility Swap - VarBasket 20241220-27.235/Ratio1	27.24	T	12/20/2024	Goldman Sachs & Co., LLC	(500,000) USD	297,237	—	297,237
Volatility Swap - VarBasket 20241220-29.25/Ratio1.	27.24	T	12/20/2024	Citibank N.A.	(870,000) USD	289,239	—	289,239
S&P 500 Index	22.60	T	12/20/2024	JPMorgan Chase Bank N.A.	(3,850) USD	875,658	—	875,658
S&P 500 Index	20.50	T	6/21/2024	JPMorgan Chase Bank N.A.	(1,061) USD	269,195	—	269,195
S&P 500 Index	21.05	T	6/21/2024	JPMorgan Chase Bank N.A.	(2,066) USD	572,260	—	572,260
S&P 500 Index	21.60	T	6/21/2024	Citibank N.A.	(2,084) USD	619,615	—	619,615
S&P 500 Index	22.45	T	6/21/2024	JPMorgan Chase Bank N.A.	(1,938) USD	651,373	—	651,373
S&P 500 Index	22.60	T	6/21/2024	Citibank N.A.	(2,765) USD	939,524	—	939,524
S&P 500 Index	23.90	T	6/21/2024	JPMorgan Chase Bank N.A.	(1,820) USD	732,907	—	732,907
S&P 500 Index	19.70	T	9/20/2024	Bank of America N.A.	(3,272) USD	514,728	—	514,728
S&P 500 Index	19.60	T	9/20/2024	Goldman Sachs & Co., LLC	(3,329) USD	499,052	—	499,052
VARIANCE SWAP - SX5E (19% - 2024-12-20) CITI	19.00	T	1/02/2025	Citibank N.A.	(5,395) EUR	301,479	—	301,479
Variance Swap - SX5E (18.85% - 2024-12-20)	18.85	T	12/20/2024	JPMorgan Chase Bank N.A.	(5,464) EUR	237,407	—	237,407
Variance Swap - SX5E (18.8% - 2024-12-20)	18.80	T	12/20/2024	JPMorgan Chase Bank N.A.	(2,739) EUR	104,225	—	104,225
Volatility Swap - EUR/USD (6.175% - 2024-05-13)	6.45	T	5/13/2024	Morgan Stanley Capital Services LLC	(405,000) EUR	753,057	—	753,057

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Reference Obligation	Financing Fee	Payment Frequency	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Variance Swap - SX5E (19% - 2024-12-20)	19.00	T	12/20/2024	Goldman Sachs & Co., LLC	(2,711) EUR	$127,220	$—	$127,220
Volatility Swap - EUR/USD (6.45% - 2024-08-13)	26.65	T	8/13/2024	Morgan Stanley Capital Services LLC	(405,000) EUR	571,214	—	571,214
Variance Swap - SX5E (18.65% - 2024-12-20)	18.65	T	12/20/2024	JPMorgan Chase Bank N.A.	(7,180) EUR	88,675	—	88,675
Variance Swap - SPX (19.35% - 2024-12-20)	19.35	T	12/20/2024	JPMorgan Chase Bank N.A.	(3,194) USD	107,268	—	107,268

Total Variance/Volatility Swaps (Sell Contracts)						$10,095,105	$—	$10,095,105

OTC Total Return Swaps Outstanding at March 31, 2024

Reference Instrument	Termination Date[2]	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)

Buys
Adevinta ASA	04/22/24	M	5.21%	JPMorgan Chase Bank, N.A.	59,983,048 NOK	$14,621
Admiral Acquisition Ltd.	04/22/24	M	5.68%	Morgan Stanley Capital Services LLC	889,833 USD	7,314
Admiral Acquisition Ltd.	04/22/24	M	5.68%	Morgan Stanley Capital Services LLC	34,994 USD	0
Albertsons Cos., Inc.	04/22/24	M	5.56%	Goldman Sachs International	5,100,976 USD	104,399
Albertsons Cos., Inc.	04/22/24	M	5.82%	JPMorgan Chase Bank, N.A.	7,768,174 USD	158,987
Altium Ltd.	04/22/24	M	4.67%	JPMorgan Chase Bank, N.A.	18,036,020 AUD	21,660
Alumina Ltd.	04/22/24	M	1.00%	JPMorgan Chase Bank, N.A.	1,213,511 AUD	87,843
Amedisys, Inc.	04/22/24	M	5.56%	Goldman Sachs International	4,567,968 USD	496
Amedisys, Inc.	04/22/24	M	5.56%	JPMorgan Chase Bank, N.A.	6,083,190 USD	660
American Equity Investment Life Holding Co.	04/22/24	M	5.81%	JPMorgan Chase Bank, N.A.	3,804,690 USD	(677)
ANSYS, Inc.	04/22/24	M	5.81%	JPMorgan Chase Bank, N.A.	11,868,049 USD	(35,447)
As Partners Co., Ltd.	04/22/24	M	1.00%	Morgan Stanley Capital Services LLC	7,550 USD	0
Axonics, Inc.	04/22/24	M	5.81%	JPMorgan Chase Bank, N.A.	12,719,793 USD	130,421
Banca Monte dei Paschi di Siena SpA	04/22/24	M	1.00%	Morgan Stanley Capital Services LLC	1,880,678 EUR	(8,594)
Capri Holdings Ltd.	04/22/24	M	5.81%	JPMorgan Chase Bank, N.A.	7,197,993 USD	(39,506)
Catalent, Inc.	04/22/24	M	5.81%	JPMorgan Chase Bank, N.A.	9,083,388 USD	97,583
CB Equity Index Swap - CIEQSSU2	04/22/24	M	1.00%	Citibank N.A.	8,742,377 USD	3,839
Cerevel Therapeutics Holdings, Inc.	04/22/24	M	5.81%	JPMorgan Chase Bank, N.A.	6,976,114 USD	0

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Cheniere Energy, Inc.	04/22/24	M	5.65%	Morgan Stanley Capital Services LLC	2,040,551 USD	$19,041
Chinook Therapeutics, Inc.[1]	04/22/24	M	5.00%	JPMorgan Chase Bank, N.A.	62,921 USD	19,663
CSR Ltd.	04/22/24	M	1.00%	JPMorgan Chase Bank, N.A.	8,967,351 AUD	(330)
Darktrace PLC	04/22/24	M	1.00%	Morgan Stanley Capital Services LLC	1,265,200 GBP	43,708
Discover Financial Services	04/22/24	M	5.81%	JPMorgan Chase Bank, N.A.	11,376,505 USD	349,757
Egypt Treasury Bills	04/22/24	M	1.00%	Goldman Sachs International	18,999,818 USD	(378,307)
Energy Transfer LP	04/22/24	M	6.08%	Morgan Stanley Capital Services LLC	6,458,391 USD	57,997
Enerplus Corp.	04/22/24	M	5.82%	JPMorgan Chase Bank, N.A.	12,853,243 USD	495,661
Enterprise Products Partners LP	04/22/24	M	6.08%	Morgan Stanley Capital Services LLC	2,159,250 USD	29,250
Equity Index Swap - BAEISMIL	04/22/24	M	1.00%	Bank of America N.A.	12,856,814 USD	6,338
Equity Index Swap - JMABCVT3	04/22/24	M	1.00%	JPMorgan Chase Bank, N.A.	20,712,629 USD	233,471
Fibra MTY SAPI de CV	04/22/24	M	1.00%	Morgan Stanley Capital Services LLC	62,431 USD	839
Galderma Group AG	04/22/24	M	1.00%	Morgan Stanley Capital Services LLC	3,088,599 CHF	337,174
GCI Liberty, Inc.[1]	04/22/24	M	2.50%	Goldman Sachs International	53,762 USD	(46,340)
GS Equity Index Swap - GSCBBXC3	04/22/24	M	1.00%	Goldman Sachs International	45,849,449 USD	1,070,238
GS Equity Index Swap - GSVICVS1	04/22/24	M	1.00%	Goldman Sachs International	8,333,029 USD	(1,205)
Haleon PLC	04/22/24	M	1.00%	Morgan Stanley Capital Services LLC	192,628 GBP	6,830
Ispace, Inc.	04/22/24	M	1.00%	Morgan Stanley Capital Services LLC	685,477 USD	(22,257)
J.P. Morgan Equity Index Swap - JPOSSVV1	04/22/24	M	1.00%	JPMorgan Chase Bank, N.A.	6,831,349 USD	58,079
Juniper Networks, Inc.	04/22/24	M	5.81%	JPMorgan Chase Bank, N.A.	14,015,405 USD	45,529
Kayne Anderson Energy Infrastructure Fund	04/22/24	M	5.50%	Morgan Stanley Capital Services LLC	1,794,000 USD	47,840
Kindred Group PLC	04/22/24	M	4.53%	JPMorgan Chase Bank, N.A.	44,874,075 SEK	28,866
Lakeland Bancorp, Inc.	04/22/24	M	5.56%	Goldman Sachs International	412,682 USD	(12,886)
Lakeland Bancorp, Inc.	04/22/24	M	5.56%	Goldman Sachs International	857,189 USD	(26,766)
Masonite International Corp.	04/22/24	M	5.81%	JPMorgan Chase Bank, N.A.	9,739,107 USD	(10,362)
McGrath RentCorp	04/22/24	M	5.81%	JPMorgan Chase Bank, N.A.	13,617,713 USD	78,824
MDC Holdings, Inc.	04/22/24	M	5.81%	JPMorgan Chase Bank, N.A.	14,234,460 USD	9,056
Mirati Therapeutics, Inc.[1]	04/22/24	M	1.00%	JPMorgan Chase Bank, N.A.	0 USD	94,767
Moncler SpA	04/22/24	M	1.00%	Morgan Stanley Capital Services LLC	1,014,319 EUR	15,075
MorphoSys AG	04/22/24	M	4.41%	JPMorgan Chase Bank, N.A.	6,420,240 EUR	91,916
MPLX LP	04/22/24	M	6.08%	Morgan Stanley Capital Services LLC	8,176,215 USD	178,924
MS Alpha Swap	04/22/24	M	1.00%	Morgan Stanley Capital Services LLC	155,572,673 USD	349,906
MS Alpha Swap	04/22/24	M	7.50%	Morgan Stanley Capital Services LLC	153,027,716 USD	865,134
Nexi SpA	04/22/24	M	1.00%	Morgan Stanley Capital Services LLC	858,978 EUR	16,378

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
NextEra Energy, Inc.	04/22/24	M	6.08%	Morgan Stanley Capital Services LLC	1,748,760 USD	$72,675
Nippon Express Holdings, Inc.	04/22/24	M	1.00%	Morgan Stanley Capital Services LLC	1,182,850 USD	1,082
Olink Holding AB	04/22/24	M	5.81%	JPMorgan Chase Bank, N.A.	7,848,516 USD	(179,413)
Parkin Co. PJSC	04/22/24	M	1.00%	Morgan Stanley Capital Services LLC	505,891 USD	10,740
Pioneer Natural Resources Co.	04/22/24	M	5.81%	JPMorgan Chase Bank, N.A.	14,722,219 USD	407,494
Plains All American Pipeline LP	04/22/24	M	5.33%	Morgan Stanley Capital Services LLC	1,733,022 USD	17,959
Redrow PLC	04/22/24	M	5.74%	JPMorgan Chase Bank, N.A.	1,448,717 GBP	(4,113)
Repsol SA	04/22/24	M	4.41%	Morgan Stanley Capital Services LLC	235,176 EUR	2,406
Serena Energia SA	04/22/24	M	1.00%	Morgan Stanley Capital Services LLC	322,058 USD	13,246
Southwestern Energy Co.	04/22/24	M	5.81%	JPMorgan Chase Bank, N.A.	14,443,794 USD	574,582
SP Plus Corp.	04/22/24	M	5.81%	JPMorgan Chase Bank, N.A.	8,081,370 USD	65,525
SPDR S&P Biotech ETF	04/22/24	M	1.00%	Morgan Stanley Capital Services LLC	56,309,848 USD	(183,362)
Taiwan Semiconductor Manufacturing Co., Ltd.	04/22/24	M	5.78%	Morgan Stanley Capital Services LLC	2,378,957 USD	(22,740)
Targa Resources Corp.	04/22/24	M	5.63%	Morgan Stanley Capital Services LLC	8,556,207 USD	75,534
U.S. Steel Corp.	04/22/24	M	5.81%	JPMorgan Chase Bank, N.A.	5,106,055 USD	93,069
U.S. Treasury Bonds	04/22/24	M	1.00%	Barclays Bank PLC	33,604,296 USD	(318,094)
U.S. Treasury Bonds	04/22/24	M	1.00%	Barclays Bank PLC	31,160,059 USD	(184,922)
U.S. Treasury Notes	04/22/24	M	1.00%	Barclays Bank PLC	24,726,607 USD	(355,975)
U.S. Treasury Notes	04/22/24	M	1.00%	Barclays Bank PLC	35,331,569 USD	(15,114)
U.S. Treasury Notes	04/22/24	M	1.00%	Barclays Bank PLC	6,987,109 USD	5,030
U.S. Treasury Notes	04/22/24	M	1.00%	Barclays Bank PLC	38,554,599 USD	(148,741)
U.S. Treasury Notes	04/22/24	M	1.00%	Barclays Bank PLC	46,028,649 USD	(110,096)
Western Midstream Partners LP	04/22/24	M	6.08%	Morgan Stanley Capital Services LLC	3,452,491 USD	56,258
Westrock Co.	04/22/24	M	5.81%	JPMorgan Chase Bank, N.A.	14,382,193 USD	182,612
Wyndham Hotels & Resorts, Inc.	04/22/24	M	5.81%	JPMorgan Chase Bank, N.A.	2,311,275 USD	13,022

Total Buys						$4,664,071

Sells
Alcoa Corp.	04/22/24	M	1.00%	JPMorgan Chase Bank, N.A.	(893,851) USD	(69,569)
Alerian MLP ETF	04/22/24	M	1.90%	Morgan Stanley Capital Services LLC	(772,635) USD	(489)
Amer Sports, Inc.	04/22/24	M	1.00%	Morgan Stanley Capital Services LLC	(977,300) USD	7,434
Anheuser-Busch InBev SA	04/22/24	M	1.00%	Morgan Stanley Capital Services LLC	(2,254,942) USD	(3,157)
ARM Holdings PLC	04/22/24	M	2.18%	Morgan Stanley Capital Services LLC	(5,829,309) USD	251,256
Barratt Developments PLC	04/22/24	M	4.84%	JPMorgan Chase Bank, N.A.	(1,490,935) GBP	13,360
BBB Foods, Inc.	04/22/24	M	1.00%	Morgan Stanley Capital Services LLC	(1,424,924) USD	9,966

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
BrightSpring Health Services, Inc.	04/22/24	M	1.00%	Morgan Stanley Capital Services LLC	(904,822) USD	$(65,380)
Brookfield Asset Management Ltd.	04/22/24	M	5.01%	JPMorgan Chase Bank, N.A.	(289,380) USD	4,275
Capital One Financial Corp.	04/22/24	M	5.01%	JPMorgan Chase Bank, N.A.	(11,453,111) USD	(456,749)
Cava Group, Inc.	04/22/24	M	2.18%	Morgan Stanley Capital Services LLC	(5,125,574) USD	(84,605)
CCC Intelligent Solutions Holdings, Inc.	04/22/24	M	1.00%	Morgan Stanley Capital Services LLC	(2,838,864) USD	(7,735)
Chesapeake Energy Corp.	04/22/24	M	5.01%	JPMorgan Chase Bank, N.A.	(14,498,280) USD	(433,688)
Chord Energy Corp.	04/22/24	M	5.01%	JPMorgan Chase Bank, N.A.	(11,531,435) USD	(479,803)
Clearwater Analytics Holdings, Inc.	04/22/24	M	4.00%	Morgan Stanley Capital Services LLC	(1,540,623) USD	(36,901)
Core & Main, Inc.	04/22/24	M	4.00%	Morgan Stanley Capital Services LLC	(8,494,339) USD	(21,941)
Crescent Energy Co.	04/22/24	M	1.33%	Morgan Stanley Capital Services LLC	(1,902,294) USD	(44,665)
Dominion Energy, Inc.	04/22/24	M	1.00%	Morgan Stanley Capital Services LLC	(7,162,458) USD	(154,702)
Dun & Bradstreet Holdings, Inc.	04/22/24	M	1.00%	Morgan Stanley Capital Services LLC	(146,867) USD	(2,348)
Enbridge, Inc.	04/22/24	M	5.08%	Morgan Stanley Capital Services LLC	(4,259,010) USD	(46,410)
EnLink Midstream LLC	04/22/24	M	5.08%	Morgan Stanley Capital Services LLC	(881,720) USD	(32,160)
Essential Properties Realty Trust, Inc.	04/22/24	M	1.00%	Morgan Stanley Capital Services LLC	(951,784) USD	289
Exelon Corp.	04/22/24	M	1.00%	Morgan Stanley Capital Services LLC	(5,513,232) USD	(75,493)
Exxon Mobil Corp.	04/22/24	M	5.01%	JPMorgan Chase Bank, N.A.	(14,724,079) USD	(356,782)
GE HealthCare Technologies, Inc.	04/22/24	M	1.00%	Morgan Stanley Capital Services LLC	(5,333,402) USD	(76,016)
GFL Environmental, Inc.	04/22/24	M	1.00%	Morgan Stanley Capital Services LLC	(2,052,047) USD	3,161
HIS Co., Ltd.	04/22/24	M	1.00%	Goldman Sachs International	(116,929,357) JPY	(12,990)
iShares iBoxx $ High Yield Corporate Bond ETF	04/22/24	M	1.00%	Barclays Bank PLC	(34,252,367) USD	(332,782)
iShares iBoxx $ Investment Grade Corporate Bond ETF	04/22/24	M	1.00%	Barclays Bank PLC	(111,099,555) USD	(1,376,012)
iShares iBoxx $ Investment Grade Corporate Bond ETF	04/22/24	M	1.00%	Barclays Bank PLC	(57,211,698) USD	(423,320)
JMDC, Inc.	04/22/24	M	0.00%	Goldman Sachs International	(4,019,844) JPY	330
JPMorgan Alerian MLP Index ETN	04/22/24	Q	5.33%	Morgan Stanley Capital Services LLC	(15,955,997) USD	(67,491)
Keurig Dr Pepper, Inc.	04/22/24	M	1.00%	Morgan Stanley Capital Services LLC	(4,553,049) USD	(9,297)
Kinder Morgan, Inc.	04/22/24	M	5.08%	Morgan Stanley Capital Services LLC	(6,917,676) USD	(87,856)
Kodiak Gas Services, Inc.	04/22/24	M	4.00%	Morgan Stanley Capital Services LLC	(557,929) USD	(11,454)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
MediaTek, Inc.	04/22/24	M	1.00%	Morgan Stanley Capital Services LLC	(71,471) USD	$(3,208)
Nasdaq, Inc.	04/22/24	M	1.00%	Morgan Stanley Capital Services LLC	(2,770,964) USD	(44,811)
NEXTracker, Inc.	04/22/24	M	4.00%	Morgan Stanley Capital Services LLC	(10,260,525) USD	215,993
Oddity Tech Ltd.	04/22/24	M	1.00%	Morgan Stanley Capital Services LLC	(2,550,511) USD	(34,807)
ONEOK, Inc.	04/22/24	M	5.08%	Morgan Stanley Capital Services LLC	(3,800,335) USD	(33,475)
Permian Resources Corp.	04/22/24	M	4.00%	Morgan Stanley Capital Services LLC	(5,146,179) USD	(107,848)
Pinnacle West Capital Corp.	04/22/24	M	1.00%	Morgan Stanley Capital Services LLC	(2,181,565) USD	(41,802)
Provident Financial Services, Inc.	04/22/24	M	4.91%	Goldman Sachs International	(412,021) USD	17,596
Provident Financial Services, Inc.	04/22/24	M	4.91%	JPMorgan Chase Bank, N.A.	(845,045) USD	36,089
REV Group, Inc.	04/22/24	M	1.00%	Morgan Stanley Capital Services LLC	(1,161,322) USD	(151,707)
SharkNinja, Inc.	04/22/24	M	7.80%	Morgan Stanley Capital Services LLC	(1,364,989) USD	(24,826)
Smith Douglas Homes Corp.	04/22/24	M	1.00%	Morgan Stanley Capital Services LLC	(908,031) USD	24,397
Smurfit Kappa Group PLC	04/22/24	M	4.84%	JPMorgan Chase Bank, N.A.	(10,114,171) GBP	(135,457)
Snowflake, Inc.	04/22/24	M	4.00%	Morgan Stanley Capital Services LLC	(2,371,829) USD	(32,132)
Super Micro Computer, Inc.	04/22/24	M	4.00%	Morgan Stanley Capital Services LLC	(6,100,446) USD	90,768
Synopsys, Inc.	04/22/24	M	5.01%	JPMorgan Chase Bank, N.A.	(6,215,151) USD	314,985
TC Energy Corp.	04/22/24	M	1.00%	Morgan Stanley Capital Services LLC	(1,778,772) USD	8,806
Terreno Realty Corp.	04/22/24	M	1.00%	Morgan Stanley Capital Services LLC	(1,576,346) USD	(3,509)
United Microelectronics Corp.	04/22/24	M	1.00%	Morgan Stanley Capital Services LLC	(53,466) USD	1,271
Utilities Select Sector SPDR Fund	04/22/24	M	5.08%	Morgan Stanley Capital Services LLC	(1,689,905) USD	(49,820)
WillScot Mobile Mini Holdings Corp.	04/22/24	M	5.01%	JPMorgan Chase Bank, N.A.	(5,726,529) USD	23,304
Wistron Corp.	04/22/24	M	1.00%	Morgan Stanley Capital Services LLC	(33,618) USD	(1,144)

Total Sells						$(4,411,061)

Total OTC Total Return Swaps Outstanding						$253,010

[1]	Security is valued using significant unobservable inputs.
[2]	The termination date presented for OTC Total Return Swaps is the monthly settlement date.

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

Centrally Cleared Interest Rate Swaps Outstanding at March 31, 2024

The Fund Pays/ Receives Floating Rate	Floating Rate Index	Fixed Rate	Pay/ Receive Payment Frequency	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Pays	USD SOFR	3.12%	M/M	06/16/2037	Morgan Stanley & Co. LLC	2,300,000 USD	$210,591	$—	$210,591
Pays	USD SOFR	3.32%	M/M	09/22/2037	Bank of New York Mellon, LLC	2,800,000 USD	191,951	—	191,951
Pays	USD SOFR	2.22%	M/M	03/25/2037	Bank of New York Mellon, LLC	800,000 USD	125,734	—	125,734
Pays	USD SOFR	4.21%	M/M	04/18/2026	Citi Bank N.A.	500,000 USD	8,512	—	8,512
Pays	USD SOFR	3.19%	M/M	12/01/2037	Bank of New York Mellon, LLC	3,000,000 USD	238,926	—	238,926
Pays	GBP SONIA	3.46%	M/M	02/08/2030	Citi Bank N.A.	1,000,000 GBP	21,472	—	21,472
Pays	USD SOFR	3.87%	M/M	02/23/2029	RBC Bank	4,000,000 USD	25,809	—	25,809
Receives	USD SOFR	3.48%	M/M	04/20/2028	Barclays Bank PLC	(504,000) USD	(20,151)	—	(20,151)
Pays	JPY TONA	0.34%	M/M	04/20/2028	BNP Paribas	810,000,000JPY	5,675	—	5,675
Pays	USD SOFR	1.66%	M/M	06/17/2025	Morgan Stanley & Co. LLC	10,000,000 USD	383,560	(2,766)	386,326
Pays	USD SOFR	2.72%	M/M	09/08/2028	Morgan Stanley & Co. LLC	1,000,000 USD	65,737	(191)	65,928
Pays	USD SOFR	2.39%	M/M	11/16/2028	Morgan Stanley & Co. LLC	4,000,000 USD	308,071	(930)	309,001
Pays	USD SOFR	2.67%	M/M	09/13/2028	Morgan Stanley & Co. LLC	2,500,000 USD	167,870	(306)	168,176
Pays	USD SOFR	2.43%	M/M	10/11/2026	Morgan Stanley & Co. LLC	3,000,000 USD	159,570	(796)	160,366
Pays	USD SOFR	1.58%	M/M	05/21/2025	Morgan Stanley & Co. LLC	10,000,000 USD	402,511	(2,624)	405,135
Pays	USD SOFR	1.88%	M/M	01/24/2027	Morgan Stanley & Co. LLC	1,500,000 USD	115,847	(243)	116,090
Pays	USD SOFR	2.22%	M/M	09/29/2024	Morgan Stanley & Co. LLC	2,000,000 USD	39,569	(221)	39,790
Pays	USD SOFR	1.32%	M/M	02/28/2027	Morgan Stanley & Co. LLC	5,000,000 USD	453,937	(1,378)	455,315
Pays	USD SOFR	2.42%	M/M	09/22/2024	Morgan Stanley & Co. LLC	2,000,000 USD	31,634	(262)	31,896
Pays	USD SOFR	1.61%	M/M	03/23/2027	Morgan Stanley & Co. LLC	7,000,000 USD	566,802	(2,068)	568,870
Pays	USD SOFR	2.05%	M/M	11/30/2024	Morgan Stanley & Co. LLC	5,000,000 USD	101,687	(1,033)	102,720
Pays	USD SOFR	1.62%	M/M	03/24/2027	Morgan Stanley & Co. LLC	7,000,000 USD	565,993	(1,880)	567,873
Pays	USD SOFR	0.80%	M/M	01/13/2026	Morgan Stanley & Co. LLC	80,000 USD	6,367	(21)	6,388
Pays	USD SOFR	0.95%	M/M	01/13/2027	Morgan Stanley & Co. LLC	940,000 USD	97,360	(268)	97,628

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

The Fund Pays/ Receives Floating Rate	Floating Rate Index	Fixed Rate	Pay/ Receive Payment Frequency	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Pays	USD SOFR	2.42%	M/M	10/24/2024	Morgan Stanley & Co. LLC	2,000,000 USD	$34,311	$(394)	$34,705
Pays	USD SOFR	2.35%	M/M	11/08/2024	Morgan Stanley & Co. LLC	4,000,000 USD	70,575	(1,025)	71,600
Pays	USD SOFR	0.71%	6M/3M	01/22/2026	Morgan Stanley & Co. LLC	12,000,000 USD	974,520	(5,364)	979,884
Pays	USD SOFR	2.72%	M/M	08/08/2028	Morgan Stanley & Co. LLC	3,000,000 USD	201,170	(632)	201,802
Pays	USD SOFR	2.45%	M/M	10/18/2024	Morgan Stanley & Co. LLC	4,000,000 USD	67,958	(751)	68,709
Pays	USD SOFR	2.58%	M/M	08/05/2025	Morgan Stanley & Co. LLC	7,000,000 USD	261,706	(1,844)	263,550
Pays	USD SOFR	2.83%	M/M	07/29/2029	Morgan Stanley & Co. LLC	3,000,000 USD	213,012	(725)	213,737
Pays	USD SOFR	2.37%	M/M	11/01/2024	Morgan Stanley & Co. LLC	2,000,000 USD	35,153	(394)	35,547
Receives	USD SOFR	0.98%	M/M	03/25/2030	Morgan Stanley & Co. LLC	(3,000,000) USD	(340,314)	—	(340,314)
Pays	USD SOFR	3.21%	M/M	05/25/2033	Morgan Stanley & Co. LLC	2,000,000 USD	85,379	—	85,379
Pays	USD SOFR	2.30%	M/M	01/26/2025	Morgan Stanley & Co. LLC	900,000 USD	25,493	—	25,493
Pays	USD SOFR	2.40%	M/M	01/25/2027	Morgan Stanley & Co. LLC	2,900,000 USD	160,384	—	160,384
Pays	USD SOFR	1.56%	M/M	09/26/2026	Morgan Stanley & Co. LLC	1,800,000 USD	119,480	—	119,480
Pays	USD SOFR	2.27%	M/M	01/25/2026	Morgan Stanley & Co. LLC	2,000,000 USD	92,746	—	92,746
Pays	USD SOFR	1.24%	M/M	04/19/2028	Morgan Stanley & Co. LLC	700,000 USD	76,867	—	76,867
Pays	USD SOFR	1.62%	M/M	07/25/2026	Morgan Stanley & Co. LLC	1,900,000 USD	129,382	—	129,382
Pays	USD SOFR	1.90%	M/M	08/27/2029	Morgan Stanley & Co. LLC	1,650,000 USD	168,296	—	168,296
Pays	USD SOFR	3.17%	M/M	05/04/2032	Merrill Lynch, Pierce, Fenner & Smith, Inc.	6,500,000 USD	438,121	—	438,121
Pays	USD SOFR	0.66%	M/M	03/11/2035	Morgan Stanley & Co. LLC	1,500,000 USD	424,683	—	424,683
Receives	USD SOFR	3.25%	M/M	05/17/2028	BNP Paribas	(165,000) USD	(8,189)	—	(8,189)
Pays	JPY TONA	0.15%	M/M	05/18/2026	BNP Paribas	1,000,000,000JPY	12,830	—	12,830
Pays	USD SOFR	3.49%	1Y	06/30/2038	Morgan Stanley & Co. LLC	8,000,000 USD	456,864	—	456,864
Receives	USD SOFR	4.37%	M/M	07/27/2026	BNP Paribas	(850,000) USD	(7,376)	—	(7,376)
Receives	USD SOFR	3.93%	M/M	07/27/2028	BNP Paribas	(610,000) USD	(9,009)	—	(9,009)
Pays	JPY TONA	0.15%	M/M	07/27/2026	BNP Paribas	172,000,000JPY	3,538	—	3,538
Pays	JPY TONA	0.28%	M/M	07/27/2028	BNP Paribas	480,000,000JPY	18,242	—	18,242
Pays	JPY TONA	0.69%	M/M	09/29/2027	BNP Paribas	1,866,000,000JPY	(38,061)	—	(38,061)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

The Fund Pays/ Receives Floating Rate	Floating Rate Index	Fixed Rate	Pay/ Receive Payment Frequency	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Receives	USD SOFR	3.96%	M/M	09/29/2027	Morgan Stanley & Co. LLC	(2,100,000) USD	$11,297	$(308)	$11,605
Pays	JPY TONA	0.71%	M/M	09/29/2027	BNP Paribas	1,866,000,000 JPY	(42,131)	—	(42,131)
Pays	USD SOFR	4.62%	M/M	04/20/2029	RBC Bank	6,300,000 USD	(164,860)	—	(164,860)
Pays	USD SOFR	4.22%	M/M	11/07/2033	Bank of New York Mellon, LLC	1,500,000 USD	(31,019)	—	(31,019)
Receives	USD SOFR	4.30%	M/M	11/08/2028	JPMorgan Chase Bank, N.A.	(210,000) USD	1,577	—	1,577
Receives	USD SOFR	4.49%	M/M	11/09/2026	LCH Limited	(100,000) USD	(23)	—	(23)
Receives	USD SOFR	3.92%	M/M	11/10/2027	JPMorgan Chase Bank, N.A.	(1,800,000) USD	8,947	—	8,947
Receives	USD SOFR	3.85%	M/M	12/12/2028	Citi Bank N.A.	(600,000) USD	(6,612)	—	(6,612)
Receives	USD SOFR	3.43%	M/M	12/13/2027	Mizuho Financial Group, Inc	(2,200,000) USD	(7,573)	—	(7,573)
Receives	USD SOFR	3.91%	M/M	01/11/2027	Citi Bank N.A.	(300,000) USD	(4,002)	—	(4,002)
Receives	USD SOFR	3.26%	M/M	01/10/2028	Bank of America N.A.	(1,600,000) USD	(9,763)	—	(9,763)
Pays	USD SOFR	3.68%	1Y/1Y	02/01/2034	Bank of America N.A.	7,000,000 USD	100,946	—	100,946
Pays	JPY TONA	0.57%	1Y/1Y	06/19/2029	BNP Paribas	1,075,000,000JPY	(7,501)	—	(7,501)
Receives	EUR-EURIBOR	2.89%	1Y/6M	06/17/2026	BNP Paribas	(222,000,000) EUR	(313,149)	36,303	(349,452)
Receives	CNY-CNREPOFIX	2.11%	3M/3M	06/19/2029	Morgan Stanley & Co. LLC	(132,500,000) CNY	19,806	—	19,806
Receives	USD SOFR	4.24%	1Y/1Y	06/22/2026	BNP Paribas	(45,800,000) USD	(90,125)	(1,963)	(88,162)
Receives	CZK PRIBOR	3.18%	1Y/6M	06/16/2027	Citi Bank N.A.	(174,000,000) CZK	(80,105)	—	(80,105)
Pays	PLN WIBOR	4.98%	1Y/6M	06/16/2027	Barclays Bank PLC	20,100,000PLN	5,420	—	5,420
Receives	CNY-CNREPOFIX	2.11%	3M/3M	06/19/2029	Bank of America N.A.	(100,000,000) CNY	16,547	—	16,547
Receives	EUR-EURIBOR	3.04%	1Y/6M	06/17/2026	Deutsche Bank AG	(36,000,000) EUR	92,951	—	92,951
Receives	EUR-EURIBOR	3.04%	1Y/6/M	06/17/2026	Deutsche Bank AG	(36,000,000) EUR	92,578	—	92,578
Receives	EUR-EURIBOR	3.04%	1Y/6M	06/17/2026	Deutsche Bank AG	(36,000,000) EUR	119,786	—	119,786
Receives	USD SOFR	4.39%	1Y/1Y	06/22/2026	Bank of America N.A.	(3,500,000) USD	3,275	—	3,275
Receives	CNY-CNREPOFIX	2.10%	3M/3M	06/19/2029	Bank of America N.A.	(20,000,000) CNY	2,588	—	2,588
Receives	CNY-CNREPOFIX	2.12%	3M/3M	06/19/2029	BNP Paribas	(164,000,000) CNY	39,729	—	39,729
Receives	EUR-EURIBOR	2.67%	1Y/6M	03/28/2039	Morgan Stanley & Co. LLC	(600,000) EUR	5,956	1,463	4,493
Pays	USD SOFR	4.00%	1Y/1Y	03/28/2029	LCH Limited	1,600,000 USD	(1,755)	832	(2,587)
Receives	EUR-EURIBOR	2.65%	1Y/6M	04/04/2039	Nomura International PLC	(600,000) EUR	4,607	3,728	879

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

The Fund Pays/ Receives Floating Rate	Floating Rate Index	Fixed Rate	Pay/ Receive Payment Frequency	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Pays	USD SOFR	3.99%	1Y/1Y	04/02/2029	Citi Bank N.A.	1,600,000 USD	$(1,525)	$(2,925)	$1,400
Receives	EUR-EURIBOR	2.58%	1Y/6M	04/03/2034	BNP Paribas	(300,000) EUR	170	(298)	468
Receives	EUR-EURIBOR	2.61%	1Y/6M	04/04/2039	Societe Generale	(200,000) EUR	1,185	(161)	1,346
Pays	USD SOFR	3.96%	1Y/1Y	04/02/2029	BNP Paribas	500,000 USD	335	(414)	749
Pays	USD SOFR	3.83%	1Y/1Y	04/03/2034	Bank of America N.A.	300,000 USD	(49)	86	(135)
Receives	GBP SONIA	3.72%	1Y/1Y	03/28/2039	Bank of America N.A.	(200,000) GBP	351	289	62
Pays	CAD CORRA	3.45%	6M/6M	04/03/2034	Toronto- Dominion Bank	600,000CAD	630	1,451	(821)

Total Centrally Cleared Interest Rate Swaps Outstanding							$7,711,284	$11,967	$7,699,317

Abbreviation Legend:
1Y	Yearly
3M	Quarterly
6M	Semi-Annually
ADR	American Depository Receipt
ASX	Australian Securities Exchange
CBOE	Chicago Board Options Exchange
CBOT	Chicago Board of Trade
CDE	Montreal Exchange
CME	Chicago Mercantile Exchange
CNREPOFIX	CFXS-Reuters to the floating-rate-index
COMEX	Commodities Exchange Center
ETF	Exchange-Traded Fund
Eurex	Eurex Exchange
EURIBOR	Euro Interbank Offered Rate
FTSE	Financial Times and Stock Exchange
FX	Foreign Exchange
ICE	Ice Futures Europe
LIFFE	London International Financial Futures and Options Exchange
LME	London Metal Exchange
M	Monthly
MTN	Medium Term Note
NYMEX	New York Mercantile Exchange
OMX	Stockholm 30 Index
OSE	Osaka Exchange
OTC	Over the Counter
PIK	Payment in Kind
PRIBOR	Prague Interbank Offer Rate
Q	Quarterly
REIT	Real Estate Investment Trust

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments ^ (Continued)

March 31, 2024

REITS	Real Estate Investment Trusts
S&P	S&P 500 Index
SFE	ASX Trade24
SGX	Singapore Exchange
SICAV	Société d’investissement à Capital Variable
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Index Average
SPDR	Standard and Poor’s Depository Receipt
T	At Maturity
TBA	To Be Announced
TONA	Tokyo Overnight Average
WIBOR	Poland Warsaw Interbank Offer Rate
Currency Legend:
AUD	Australia Dollar
BRL	Brazil Real
CHF	Switzerland Franc
CLP	Chile Peso
CNH	Chinese Renminbi
COP	Colombia Peso
CZK	Czech Republic Koruna
EUR	Euro Member Countries
GBP	United Kingdom Pound
HKD	Hong Kong Dollar
HUF	Hungary Forint
IDR	Indonesian Rupiah
ILS	Israel Shekel
INR	Indian Rupee
JPY	Japan Yen
KRW	Korean Won
MXN	Mexico Peso
NOK	Norway Krone
PEN	Peru Nuevo Sol
PHP	Philippines Peso
PLN	Poland Zloty
SEK	Sweden Krona
SGD	Singapore Dollar
THB	Thailand Baht
TWD	Taiwan New Dollar
USD	United States Dollar
ZAR	South African Rand

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Statement of Assets and Liabilities

As of March 31, 2024

Assets:
Investment in securities, at fair value (cost $3,542,079,550)	$3,760,082,313
Cash	374,845,203
Cash denominated in foreign currencies (cost of $15,608,124)	15,482,840
Segregated cash balance with broker for securities sold short	570,195,732
Segregated cash balance with custodian for derivative financial instruments	168,317,267
Segregated cash balance with counterparties for futures contracts	123,298,587
Segregated cash balance with counterparties for centrally cleared derivatives	132,530,858
Segregated cash balance with counterparties for OTC derivatives	36,754,558
Unrealized appreciation on forward foreign currency exchange contracts	1,806,694
Income receivable	27,442,883
Receivable for investments sold	1,921,977,374
Receivable for Fund shares sold	1,459,080
Receivable for periodic payments from swap contracts	3,947,997
Variation margin receivable on futures	26,008,578
Variation margin receivable on centrally cleared swaps	14,947,344
Swap contracts, at fair value (net premiums paid $1,603,679)	18,771,689
Prepaid expenses and other assets	74,462

Total assets	7,197,943,459

Liabilities:
Securities sold short, at fair value (proceeds of $1,189,248,764)	1,243,285,078
Cash received as collateral from custodian for derivative financial instruments	42,008,535
Cash received as collateral from counterparty for centrally cleared derivatives	3,450,000
Cash received as collateral from counterparty for futures contracts	3,777,055
Cash received as collateral for reverse repurchase agreements	3,502,000
Cash received as collateral from counterparty for OTC derivatives	3,262,309
Options written, at fair value (premiums received $15,443,676)	8,771,197
Unrealized depreciation on forward foreign currency exchange contracts	1,290,672
Payable for reverse repurchase agreements	135,204,781
Payable for investments purchased	1,682,698,191
Payable for Fund shares redeemed	3,861,552
Payable for periodic payments from swap contracts	3,541,111
Variation margin payable on futures	1,427,437
Variation margin payable on centrally cleared swaps	1,876,673
Swap contracts, at fair value (net premiums received $409,605)	9,916,999
Dividend and interest income payable on securities sold short	3,718,579
Management fee payable	19,221,263
Payable to Affiliate	862,144
Accrued expenses and other liabilities	11,334,925

Total Liabilities	3,183,010,501

Net assets	$4,014,932,958

Net Assets Consist of:
Paid-in capital	$4,925,371,830
Total distributable earnings (loss)	(910,438,872)

Net assets	$4,014,932,958

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Statement of Assets and Liabilities (Continued)

As of March 31, 2024

Net Asset Value:
Class I Shares
Net Assets	$2,868,551,123
Class I Shares outstanding, no par value, unlimited shares authorized	263,198,882

Net asset value per share	$10.90

Class D Shares
Net Assets	$18,519,405
Class D Shares outstanding, no par value, unlimited shares authorized	1,707,045

Net asset value per share	$10.85

Class Y Shares
Net Assets	$1,127,862,430
Class Y Shares outstanding, no par value, unlimited shares authorized	104,153,920

Net asset value per share	$10.83

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Statement of Operations

For the Year Ended March 31, 2024

Investment Income:
Interest (including net foreign taxes withheld of $50,041)	$215,284,338
Dividends (including net foreign taxes withheld of $202,990)	9,660,960
Other income	6,206,464

Total income	231,151,762

Expenses:
Management fees	78,378,083
Administration fees	5,045,443
Custodian fees	1,378,204
Trustees’ fees	1,105,305
Distribution fees — Class D	46,824
Shareholder service fees	2,840,307
Registration fees	151,589
Printing and postage fees	718,000
Professional fees	7,645,918
Interest on securities sold short	18,973,670
Dividends on securities sold short	11,011,562
Line of credit fee	1,505,000
Interest fees	544,409
Other	4,151,404

Total expenses	133,495,718

Expenses recouped (reimbursed) by Investment Adviser	(5,745)

Total Net Expenses	133,489,973

Net investment income	97,661,789

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments in securities	(41,719,716)
Net realized gain (loss) on securities sold short	(19,072,642)
Net realized gain (loss) on forward foreign currency exchange contracts	7,570,940
Net realized gain (loss) on foreign currency transactions	22,580
Net realized gain (loss) on futures contracts	57,142,873
Net realized gain (loss) on options written	9,568,862
Net realized gain (loss) on swap contracts	18,955,094
Net change in unrealized appreciation (depreciation) on investments in securities	322,440,484
Net change in unrealized appreciation (depreciation) on securities sold short	(66,753,716)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(875,723)
Net change in unrealized appreciation (depreciation) on foreign currency translations	(396,157)
Net change in unrealized appreciation (depreciation) on futures contracts	4,528,603
Net change in unrealized appreciation (depreciation) on options written	18,065,207
Net change in unrealized appreciation (depreciation) on swap contracts	7,899,975

Net realized and unrealized gain	317,376,664

Net increase in net assets resulting from operations	$415,038,453

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Statement of Changes in Net Assets

	Year Ended 3/31/2024	Year Ended 3/31/2023
Increase (Decrease) in Net Assets
Operations:
Net investment income gain	$97,661,789	$7,487,839
Net realized gain (loss)	32,467,991	(227,423,568)
Net change in unrealized appreciation	284,908,673	67,193,679

Net increase (decrease) in net assets resulting from operations	415,038,453	(152,742,050)

Distributions:
Distributions from earnings
Class I Shares	(95,892,704)	—
Class D Shares	(623,392)	—
Class Y Shares	(40,565,264)	—

Total distributions to shareholders	(137,081,360)	—

Capital Transactions:
Shareholder subscriptions:
Proceeds from sale of Class I Shares	494,084,713	961,246,522
Proceeds from sale of Class D Shares	5,902,535	8,860,599
Proceeds from sale of Class Y Shares	207,332,596	100,379,829
Shareholder reinvestments:
Net asset value of Class I Shares issued to shareholders in payment of distributions declared	78,990,395	—
Net asset value of Class D Shares issued to shareholders in payment of distributions declared	432,705	—
Net asset value of Class Y Shares issued to shareholders in payment of distributions declared	36,031,207	—
Shareholder redemptions:
Cost of Class I Shares redeemed	(1,263,507,587)	(1,445,051,982)
Cost of Class D Shares redeemed	(9,217,608)	(13,507,148)
Cost of Class Y Shares redeemed	(243,220,149)	(260,497,584)

Net decrease in net assets resulting from capital transactions	(693,171,193)	(648,569,764)

Net decrease in net assets	(415,214,100)	(801,311,814)

Net Assets:
Beginning of period	4,430,147,058	5,231,458,872

End of period	$4,014,932,958	$4,430,147,058

Share Transactions:
Class I Shares
Beginning of period	329,480,464	377,678,111
Shares issued	47,139,909	94,823,586
Reinvestment in Shares	7,566,130	—
Shares redeemed	(120,987,621)	(143,021,233)

Net change in shares resulting from share transactions	(66,281,582)	(48,197,647)

End of period	263,198,882	329,480,464

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Statement of Changes in Net Assets (Continued)

	Year Ended 3/31/2024	Year Ended 3/31/2023
Share Transactions:
Class D Shares
Beginning of period	$1,985,357	$2,445,310
Shares issued	562,960	879,179
Reinvestment in Shares	41,606	—
Shares redeemed	(882,878)	(1,339,132)

Net change in shares resulting from share transactions	(278,312)	(459,953)

End of period	1,707,045	1,985,357

Share Transactions:
Class Y Shares
Beginning of period	103,832,078	119,885,251
Shares issued	20,123,797	9,990,118
Reinvestment in Shares	3,474,562	—
Shares redeemed	(23,276,517)	(26,043,291)

Net change in shares resulting from share transactions	321,842	(16,053,173)

End of period	104,153,920	103,832,078

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Statement of Cash Flows

For the Year Ended March 31, 2024

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$415,038,453
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments in securities	(28,181,802,067)
Proceeds from disposition of investments in securities	28,751,370,518
Proceeds from securities sold short	10,393,253,403
Payments to cover securities sold short	(11,214,418,054)
Short-term investments, net	2,790,546
Premiums paid on closing options written	(71,158,214)
Proceeds from premiums received from options written	79,652,901
Net realized gain (loss) on investments in securities	41,719,716
Net realized gain (loss) on securities sold short	19,072,642
Net realized gain (loss) on options written	(9,568,862)
Net change in accretion of bond discount and amortization of bond and swap premium	(15,174,770)
Net change in unrealized appreciation (depreciation) on investments in securities	(322,440,484)
Net change in unrealized appreciation (depreciation) on securities sold short	66,753,716
Net change in unrealized appreciation (depreciation) on options written	(18,065,207)
Net change in unrealized appreciation (depreciation) on reverse repurchase agreements	(206,734)
Changes in assets and liabilities:
(Increase) decrease in assets:
Unrealized appreciation on forward foreign currency exchange contracts	2,811,833
Income receivable	(3,438,445)
Receivable for periodic payments from swap contracts	22,134,109
Variation margin receivable on futures	14,057,070
Variation margin receivable on centrally cleared swaps	(14,199,648)
Swap contracts, at fair value	6,200,451
Prepaid expenses and other assets	71,888
Increase (decrease) in liabilities:
Cash received as collateral for reverse repurchase agreements	2,286,000
Cash received as collateral from custodian for derivative financial instruments	37,349,719
Cash received as collateral from counterparty for OTC derivatives	2,322,746
Cash received as collateral from counterparty for centrally cleared derivatives	(38,597,263)
Cash received as collateral from counterparty for futures contracts	33,441
Unrealized depreciation on forward foreign currency exchange contracts	(1,936,110)
Swap contracts, at fair value	(9,502,673)
Variation margin payable on futures	(959,638)
Variation margin payable on centrally cleared swaps	(38,398,948)
Payable for periodic payments from swap contracts	(30,960,196)
Dividend and interest income payable on securities sold short	418,505
Interest payable on reverse repurchase agreements	371,821
Management fee payable	(1,988,821)
Payable to Affiliates	38,039
Accrued expenses and other liabilities	1,235,615

Net cash used in operating activities	$(113,833,002)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Statement of Cash Flows (Continued)

For the Year Ended March 31, 2024

Cash Flows from Financing Activities
Proceeds from shares sold	$711,546,865
Cost of shares repurchased	(1,519,693,871)
Proceeds from reverse repurchase agreements	1,243,546,368
Repayment of reverse repurchase agreements	(1,168,266,667)
Credit facility borrowings	10,000,000
Credit facility repayments	(10,000,000)
Distributions paid (net of reinvestment)	(21,627,053)

Net cash used in financing activities	(754,494,358)

Net increase (decrease) in unrestricted and restricted cash and foreign currency	(868,327,360)
Unrestricted and restricted cash and foreign currency, beginning of period	2,289,752,405

Unrestricted and restricted cash and foreign currency, end of period	$1,421,425,045

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$172,588

Non-Cash Financing Activities
Capital shares issued in reinvestment of distribution	$115,454,307

Reconciliation of unrestricted and restricted cash to the Consolidated Statement of Changes in Net Assets

	Year Ended March 31, 2024	Year Ended March 31, 2023
Cash	$374,845,203	$1,216,386,090
Foreign currency at value	15,482,840	23,963,340
Cash Pledged:
Securities sold short	570,195,732	491,909,326
Derivative financial instruments	168,317,267	342,241,522
Futures contracts	123,298,587	133,818,926
Centrally cleared derivatives	132,530,858	69,211,729
OTC derivatives	36,754,558	—
TBAs	—	12,155,472
Reverse repurchase agreements	—	66,000

	$1,421,425,045	$2,289,752,405

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Financial Highlights

(For Shares Outstanding Throughout the Period)

	Class I
	Year Ended 3/31/2024	Year Ended 3/31/2023	Year Ended 3/31/2022	Year Ended 3/31/2021	Year Ended 3/31/2020
Net Asset Value, Beginning of Period	$10.19	$10.48	$10.44	$9.08	$10.76
Income (Loss) From Investment Operations:
Net investment income (loss)[1]	0.24	0.01	(0.09)	0.08	0.15
Net realized and unrealized gain (loss)	0.84	(0.30)	0.31	1.60	(1.44)

Total Income (Loss) From Investment Operations	1.08	(0.29)	0.22	1.68	(1.29)

Less Distributions to Shareholders:
From net investment income	(0.37)	—	—	(0.32)	(0.21)
From net realized capital gains	—	—	(0.18)	—	(0.18)

Total Distributions	(0.37)	—	(0.18)	(0.32)	(0.39)

Net Asset Value, End of Period	$10.90	$10.19	$10.48	$10.44	$9.08

Total Return	10.73%[5]	(2.77)%	2.09%	18.34%	(12.32)%

Ratios to Average Net Assets:[2]
Total expenses before recoupment (reimbursement) from Investment Adviser	1.35%	1.51%	0.96%	0.80%	0.94%
Management Fees	1.89%	1.88%	1.87%	1.87%	1.85%

Net expenses after recoupment (reimbursement) from Investment Adviser[3]	3.24%	3.39%	2.83%	2.67%	2.79%

Net investment income (loss)	2.33%	0.13%	(0.83)%	0.77%	1.43%

Supplemental Data:
Net assets, end of period (in thousands)	$2,868,551	$3,358,347	$3,958,328	$3,637,018	$4,734,372
Portfolio turnover	556%[4]	846%[4]	193%	135%	193%

[1]	Calculated using average shares outstanding during the period.
[2]	The ratios do not reflect the Fund’s share of the income and expenses of the underlying Investee Funds.
[3]	There have been no recoupments (reimbursements) from Investment Adviser in the years shown. See Note 7.
[4]	Including TBA roll transactions. Had TBA roll transactions been excluded, the portfolio turnover rate would have been 136% for the year ended March 31, 2024 and 182% for the year ended March 31, 2023.
[5]	For the year ended March 31, 2024, 0.14% of the Portfolio’s total return consisted of a reimbursement by a Sub-adviser of the Fund.

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Financial Highlights (Continued)

(For Shares Outstanding Throughout the Period)

	Class D
	Year Ended 3/31/2024	Year Ended 3/31/2023	Year Ended 3/31/2022	Year Ended 3/31/2021	Year Ended 3/31/2020
Net Asset Value, Beginning of Period	$10.16	$10.48	$10.47	$9.10	$10.73
Income (Loss) From Investment Operations:
Net investment income (loss)[1]	0.22	(0.01)	(0.12)	0.05	0.13
Net realized and unrealized gain (loss)	0.83	(0.31)	0.31	1.60	(1.46)

Total Income (Loss) From Investment Operations	1.05	(0.32)	0.19	1.65	(1.33)

Less Distributions to Shareholders:
From net investment income	(0.36)	—	—	(0.28)	(0.12)
From net realized capital gains	—	—	(0.18)	—	(0.18)

Total Distributions	(0.36)	—	(0.18)	(0.28)	(0.30)

Net Asset Value, End of Period	$10.85	$10.16	$10.48	$10.47	$9.10

Total Return	10.44%[5]	(3.05)%	1.70%	18.07%	(12.60)%

Ratios to Average Net Assets[2]
Total expenses before recoupment (reimbursement) from Investment Adviser	1.64%	1.78%	1.27%	1.07%	1.18%
Management Fees	1.89%	1.88%	1.87%	1.87%	1.85%
Recoupment (reimbursement) from Investment Adviser	(0.03)%	—%[3]	—%[3]	—%[3]	—%[3]

Net expenses after recoupment (reimbursement) from Investment Adviser	3.50%	3.66%[3]	3.14%[3]	2.94%[3]	3.03%[3]

Net investment income (loss)	2.08%	(0.14)%	(1.14)%	0.51%	1.19%

Supplemental Data:
Net assets, end of period (in thousands)	$18,519	$20,179	$25,626	$27,031	$40,987
Portfolio turnover	556%[4]	846%[4]	193%	135%	193%

[1]	Calculated using average shares outstanding during the period.
[2]	The ratios do not reflect the Fund’s share of the income and expenses of the underlying Investee Funds.
[3]	There have been no recoupments (reimbursements) from Investment Adviser in the years ended, 2023, 2022, 2021 and 2020. See Note 7.
[4]	Including TBA roll transactions. Had TBA roll transactions been excluded, the portfolio turnover rate would have been 136% for the year ended March 31, 2024 and 182% for the year ended March 31, 2023.
[5]	For the year ended March 31, 2024, 0.14% of the Portfolio’s total return consisted of a reimbursement by a Sub-adviser of the Fund.

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Financial Highlights (Continued)

(For Shares Outstanding Throughout the Period)

	Class Y
	Year Ended 3/31/2024	Year Ended 3/31/2023	Year Ended 3/31/2022	Year Ended 3/31/2021	Year Ended 3/31/2020
Net Asset Value, Beginning of Period	$10.13	$10.41	$10.36	$9.02	$10.68
Income (Loss) From Investment Operations:
Net investment income (loss)[1]	0.25	0.02	(0.08)	0.08	0.16
Net realized and unrealized gain (loss)	0.82	(0.30)	0.31	1.59	(1.42)

Total Income (Loss) From Investment Operations	1.07	(0.28)	0.23	1.67	(1.26)

Less Distributions to Shareholders:
From net investment income	(0.37)	—	—	(0.33)	(0.22)
From net realized capital gains	—	—	(0.18)	—	(0.18)

Total Distributions	(0.37)	—	(0.18)	(0.33)	(0.40)

Net Asset Value, End of Period	$10.83	$10.13	$10.41	$10.36	$9.02

Total Return	10.74%[5]	(2.69)%	2.10%	18.49%	(12.25)%

Ratios to Average Net Assets[2]
Total expenses before recoupment (reimbursement) from Investment Adviser	1.27%	1.44%	0.86%	0.72%	0.83%
Management Fees	1.89%	1.88%	1.87%	1.87%	1.85%

Net expenses after recoupment (reimbursement) from Investment Adviser[3]	3.16%	3.32%	2.73%	2.59%	2.68%

Net investment income (loss)	2.41%	0.22%	(0.72)%	0.85%	1.54%

Supplemental Data:
Net assets, end of period (in thousands)	$1,127,862	$1,051,621	$1,247,505	$1,341,439	$1,752,913
Portfolio turnover	556%[4]	846%[4]	193%	135%	193%

[1]	Calculated using average shares outstanding during the period.
[2]	The ratios do not reflect the Fund’s share of the income and expenses of the underlying Investee Funds.
[3]	There have been no recoupments (reimbursements) from Investment Adviser in the years shown. See Note 7.
[4]	Including TBA roll transactions. Had TBA roll transactions been excluded, the portfolio turnover rate would have been 136% for the year ended March 31, 2024 and 182% for the year ended March 31, 2023.
[5]	For the year ended March 31, 2024, 0.14% of the Portfolio’s total return consisted of a reimbursement by a Sub-adviser of the Fund.

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements

For the Year Ended March 31, 2024

1. Organization

Blackstone Alternative Investment Funds (the “Trust”) is a Massachusetts business trust authorized to issue an unlimited number of shares of beneficial interest, which may be divided into different series and classes. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). During the year ended March 31, 2024, the Trust consisted of a single series, Blackstone Alternative Multi-Strategy Fund (the “Fund”). The Fund commenced operations offering Class I Shares on June 16, 2014. The Fund also offers Class D Shares, Class Y Shares and Class R Shares. Class D Shares and Class Y Shares commenced operations on November 17, 2014 and January 28, 2015, respectively. As of March 31, 2024, the Fund had not issued any Class R Shares. The Fund operates as a diversified open-end investment company as defined in the 1940 Act.

The investment adviser of the Fund is Blackstone Alternative Investment Advisors LLC (“BAIA” or the “Investment Adviser”), a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Board of Trustees (the “Board” and each member a “Trustee”) of the Trust supervises the conduct of the Fund’s affairs and has engaged BAIA to manage the Fund’s day-to-day investment activities pursuant to an investment management agreement. The Fund’s investment objective is to seek capital appreciation. In pursuing the Fund’s investment objective, the Investment Adviser seeks to maintain an investment portfolio with, on average, lower volatility relative to the broader equity markets. The Investment Adviser seeks to achieve the Fund’s objective by allocating the Fund’s assets among a variety of non-traditional, or “alternative,” investment strategies. The Investment Adviser determines the allocations of the Fund’s assets and allocates a majority of the Fund’s assets among the sub-advisers (the “Sub-Advisers”) with experience managing alternative investment strategies and among investment funds generally employing alternative investment strategies. The Investment Adviser also manages a portion of the Fund’s assets directly and, from time to time, may instruct Sub-Advisers with respect to particular investments. The Investment Adviser may allocate the Fund’s assets among discretionary and non-discretionary Sub-Advisers. Each discretionary Sub-Adviser is responsible for the day-to-day management of the portion of the Fund’s assets that the Investment Adviser allocates to it. Each non-discretionary Sub-Adviser implements its investment strategy in coordination with the Investment Adviser in the Investment Adviser’s discretion. The Investment Adviser has the responsibility to oversee each Sub-Adviser (subject to the ultimate oversight of the Board). The Investment Adviser also is responsible for recommending the hiring, termination, and replacement of Sub-Advisers.

The Fund’s assets may be invested in three wholly-owned and controlled subsidiaries of the Fund (collectively, the “Subsidiaries”), each of which has the same investment objective as the Fund. One of the Fund’s Subsidiaries, Blackstone Alternative Multi-Strategy Sub Fund II Ltd. (the “Cayman Subsidiary”), is a Cayman Islands exempted company. Both of the other Subsidiaries, Blackstone Alternative Multi-Strategy Sub Fund III L.L.C. (the “Domestic Subsidiary III”) and Blackstone Alternative Multi-Strategy Sub Fund IV L.L.C. (the “Domestic Subsidiary IV”), are Delaware limited liability companies. The Cayman Subsidiary invests, directly or indirectly through the use of derivatives, in securities and commodity interests. The Domestic Subsidiary III and the Domestic Subsidiary IV invest, directly or indirectly through the use of derivatives, almost entirely in securities. The Consolidated Financial Statements include the Financial Statements of the Fund and the three Subsidiaries. Except where context otherwise requires, the term “Fund” refers to the Fund together with the applicable Subsidiaries.

The Fund and the Cayman Subsidiary are each a commodity pool under the Commodity Exchange Act (“CEA”) and are subject to regulation by the Commodity Futures Trading Commission (“CFTC”). BAIA, the commodity pool operator of the Fund and the Cayman Subsidiary, is registered as such with the CFTC, but has claimed relief under Rules 4.12(c)(3) and 4.7 under the CEA, respectively, from certain disclosure,

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2024

reporting, and recordkeeping requirements otherwise applicable to commodity pools. Neither the Domestic Subsidiary III nor the Domestic Subsidiary IV intends to invest more than a de minimis level of its net assets in “commodity interests” (as defined under the CEA). Accordingly, BAIA is relying on CFTC No-Action Letter 12-38 with respect to the Domestic Subsidiary III and has claimed an exemption under Rule 4.13(a)(3) from registration as a commodity pool operator with respect to the Domestic Subsidiary IV.

Capitalized terms used, but not defined herein, shall have the meaning assigned to them in the Prospectus of the Fund.

2. Basis of Presentation

The Fund’s Consolidated Financial Statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars, except as otherwise noted. The preparation of Consolidated Financial Statements in accordance with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported amounts of income and expenses during the period. Actual results could differ from these estimates and these differences could be material.

The Fund is an investment company in accordance with Accounting Standards Codification 946, Financial Services — Investment Companies (“ASC 946”), which defines investment companies and prescribes specialized accounting and reporting requirements for investment companies.

Consolidation

The Fund consolidates its investment in the Subsidiaries. Accordingly, the Consolidated Financial Statements include the assets and liabilities and the results of operations and cash flows of the Subsidiaries. All material intercompany balances and transactions have been eliminated.

3. Significant Accounting Policies

Valuation Policy

The net asset values (“NAV”) of the Fund’s shares are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time) on each day that the NYSE is open for business (a “Business Day”).

For purposes of calculating the NAV for each class of shares, the Fund values its investments in securities, securities sold short, derivative financial instruments and other investments at market value if market quotations are readily available, and otherwise at fair value as determined in good faith by the Board of the Fund, or its designee. The Board has delegated to the Custodian and the Investment Adviser day-to-day responsibility for implementing the Valuation Procedures. In accordance with Rule 2a-5 under the 1940 Act, the Board has designated the Investment Adviser as the “valuation designee” of the Fund. Each of the Board and the Investment Adviser has established procedures for determining the value of the Fund’s portfolio securities, including securities sold short, derivative financial instruments and other investments (together, the “investments”) (together, the “Valuation Procedures”). Pursuant to the Valuation Procedures, if market quotations are not readily available (or are otherwise not reliable for a particular investment), the fair value will be determined by the Investment Adviser as the valuation designee, in good faith, and such determinations will be subject to oversight by the Board. Due to the inherent uncertainty, estimates of fair value may differ from the values that would have been used had a ready market for these investments existed and the differences could be material.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2024

A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Accordingly, a security will not be considered to have readily available market quotations if its value is not determined solely by reference to Level 1 inputs in the fair value hierarchy outlined in U.S. GAAP, including where events occur after the close of the relevant market, but prior to the close of the NYSE, that materially affect the value of the Fund’s investments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Investment Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s investments and for determining whether the value of the applicable investments should be re-evaluated in light of such significant events.

Fair Value Measurements

Fair value guidance defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability (i.e., the exit price) in an orderly transaction between market participants at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in Level 3. The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement:

Level 1 – quoted prices are available in active markets for identical investments as of the measurement date. The Fund does not adjust the quoted price for these investments.

The types of investments categorized within Level 1 generally include actively traded domestic and certain foreign equity securities, short-term investments and derivative financial instruments actively traded on recognized exchanges.

Level 2 – quoted prices are available in markets that are not active or model inputs are based on inputs that are either directly or indirectly observable as of the measurement date.

The types of investments categorized within Level 2 generally include certain foreign equities; fixed income securities including corporate and convertible bonds, loans, trade claims, sovereign debt obligations, U.S. Treasury obligations, and asset-backed and mortgage-backed securities; over-the-counter (“OTC”) derivative financial instruments such as total return swaps, interest rate swaps, credit default swaps, OTC options; and forward foreign currency exchange contracts (“Forwards”).

Level 3 – pricing inputs are unobservable and include instances where there is little, if any, market activity for the investment. Inputs reflect the best estimate of what market participants would use in determining fair value of investments as of the measurement date.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2024

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the fair value hierarchy.

Level 3 investments are valued by broker quotes, fair value models, or pricing services that may employ valuation techniques with unobservable inputs. At March 31, 2024, the total fair value of Level 3 investments was $57,207,347. The appropriateness of fair values for these securities are monitored on an ongoing basis, including through backtesting, pricing due diligence, unchanged price review, use of specialists, and consideration of macro security specific events.

The significant inputs and assumptions required to determine the change in fair value of the investments of the Fund are discussed in more detail below.

A description of the valuation techniques applied to the Fund’s major categories of investments measured at fair value on a recurring basis are as follows:

Exchange-Traded Securities

Equity securities, including common stock, listed preferred stock, exchange-traded funds, special purpose acquisition companies, and derivative financial instruments, such as futures contracts and option contracts, that are traded on a recognized securities exchange or on the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sales price (or the official closing price of certain foreign exchanges) or the NASDAQ official closing price, as applicable. For securities traded on more than one exchange, the last reported sales price on the exchange where the security is primarily traded is used. To the extent these securities and derivative financial instruments are actively traded and adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy.

The Fund may use a third-party fair valuation service provider to value foreign equity securities that are primarily traded outside of North America and South America. The third-party fair valuation service provider calculates a factor (“Fair Value Factor”) that is applied to adjust the last price of each such security in the event that there is movement in excess of a specified trigger, as measured by the movement between the prior close and the current close of the U.S. market. Foreign equities for which the last price has been adjusted by such factor will generally be categorized as Level 2 within the fair value hierarchy. As of March 31, 2024, no Fair Value Factor was applied to any such securities.

Short-Term Investments

The Fund considers short-term, highly liquid investments with original maturities of 90 days or less when acquired to be short-term investments. At March 31, 2024, the Fund did not have any investment in short-term investments.

Derivative Financial Instruments

OTC derivative financial instruments, such as Forwards, OTC options contracts, or swap agreements, derive their value from underlying referenced instruments or obligations, indices, reference rates, and other inputs or a combination thereof. These contracts are normally valued by pricing service providers or based on broker-dealer quotations. Depending on the nature of the instruments and the terms of the transaction, the value of OTC derivative financial instruments can be estimated by a pricing service provider using a series of techniques, including industry standard pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, yield curves, dividends and exchange rates. Derivative financial instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2024

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the clearing exchange. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

Fixed Income Securities

Fixed income securities, including corporate and convertible bonds, U.S. government sponsored agency securities, municipal bonds, U.S. Treasury obligations, foreign debt obligations, and bank debt are normally valued by pricing service providers on the basis of last available bid price. In determining the value of a particular investment, pricing service providers may use broker-dealer quotations, reported trades, or valuation estimates from their internal pricing models to determine the reported price that consider observable inputs. The pricing service providers’ internal models use observable inputs such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage-related securities (“MBS”) and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and in corporate deal collateral performance, as available. MBS and ABS that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Investments in Investee Funds

The fair value of investments in unaffiliated investment funds (collectively, the “Investee Funds”) is generally determined using the reported NAV per share of the Investee Fund, or its equivalent, as a practical expedient for fair value, unless the investment in the Investee Fund is traded on a recognized securities exchange and a quoted price is available as of the measurement date. If the Investee Fund is not traded on an exchange, the Fund may, as a practical expedient, estimate the fair value of an Investee Fund based on the reported NAV per share or its equivalent if the reported NAV per share or its equivalent of the Investee Fund is calculated in a manner consistent with the measurement principles applied to investment companies, in accordance with ASC 946. If the Investee Fund does not provide a reported NAV per share or its equivalent on a Business Day, the Investment Adviser shall estimate fair value in good faith and in a manner consistent with the Valuation Procedures.

Securities and Other Investments

Bank Debt

The Fund may invest in bank debt including, for example, corporate loans, trade claims, loan participations, direct debt, revolvers, bank loans, and bridge loans. The Fund invests in loans through novations, assignments, and participation interests. In a novation, the Fund typically assumes all of the rights of a lending institution, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When the Fund

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2024

takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If the Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third-party and the Fund typically will have a contractual relationship only with the third-party loan investor, not with the borrower. As a result, the Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, the Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third-party. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Certain types of bank debt may have an associated partially funded or unfunded commitment. The unfunded commitments may or may not be funded by the Fund. At March 31, 2024, the Fund did not have any outstanding unfunded commitments.

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in MBS (residential and commercial) and other ABS. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, residential mortgage-backed securities, collateralized debt obligations, collateralized loan obligations, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. MBS and other ABS represent interests in pools of mortgages, loans or other assets. MBS are created from pools of residential or commercial mortgage loans, including loans made by savings and loans institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment that consists of principal and/or interest payments. Interest payments may be determined by fixed or adjustable rates. MBS and ABS are subject to credit, interest rate, valuation liquidity, prepayment and extension risks.

Securities Sold Short

The Fund may sell securities short (a “Short Sale”). A Short Sale is a transaction whereby the Fund sells securities it does not own in anticipation of a decline in the market price of those securities, whereby the Fund’s broker will execute a borrow transaction to deliver the securities resulting from the Fund’s Short Sale. The Fund is obligated to repurchase the securities at the market price at the time of replacement. The Fund’s obligations to replace the securities in connection with a Short Sale are secured by collateral.

Upon entering into a Short Sale, the Fund establishes a liability which is recorded as securities sold short on the Consolidated Statement of Assets and Liabilities to represent securities due under the Short Sale agreement. The Fund is liable to pay any dividends declared and/or interest income earned during the period the Short Sale is open. These dividends and interest are recorded as dividend and interest expense on securities sold short in the Consolidated Statement of Operations.

Commodities

The Fund is permitted to invest in California Carbon Allowances (“CCAs”) or futures on CCAs, which are generally treated as commodity interests in this report. CCA and other allowances (collectively, “Allowances”) are valued according to their vintage based on market price or the number of Allowances delivered during the valuation month. ICE futures U.S., Inc. (“ICE”) will serve as the primary pricing source. When early vintage Allowances no longer have readily observable market prices from ICE, they will be valued using prices for later vintage Allowances. ICE lists widely-traded futures contracts for the Allowance market. These contracts result in the delivery of an Allowance at expiry. The ICE CCA contracts permit delivery of Allowances issued by

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Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2024

California or any linked program (at this time Quebec and Ontario). Trading in these futures contracts are subject to ICE’s market rules. ICE lists separate CCAs by vintage (e.g., 2022 Vintage, 2023 Vintage and 2024 Vintage). The most traded ICE CCA contracts allow delivery of the indicated vintage or an earlier vintage; hence a 2022 Vintage Allowance can be delivered against the 2023 Vintage Contract. This flexibility means futures contracts on earlier vintages are usually more liquid than, and worth at least as much as, later vintages.

Repurchase Agreements

The Fund may invest in repurchase agreements, which are short term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Fund’s policy that the repurchase agreement be fully collateralized and that its custodian take possession of the underlying collateral securities. The repurchase counterparty has the ability to request additional collateral depending on the market value of the collateral security compared to the principal amount of the repurchase transaction in line with the agreement. To the extent that any repurchase transaction exceeds one Business Day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The information required to be disclosed by FASB Accounting Standards Update No. 2011-11 for the Fund’s investments in repurchase agreements as of March 31, 2024, including the fair value of the repurchase agreement and the amount of collateral, can be found in the Fund’s Consolidated Schedule of Investments.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date, under the terms of a Master Repurchase Agreement (“MRA”). The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties is reflected as a liability. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceeds the Fund’s liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Consolidated Schedule of Investments. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. As of March 31, 2024, the face value of open reverse repurchase agreements for the Fund was $134,663,640. The weighted average daily balances of reverse repurchase agreements outstanding for the Fund during the year ended March 31, 2024 was approximately $44,347,521, at a weighted average weekly interest rate of 5.47%.

An MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty. The Fund may not use reverse repurchase agreements and related collateral governed by an MRA to offset derivatives contracts and related collateral governed by an ISDA (see Note 4) or securities lending agreements (“SLA”) and related collateral governed by an SLA (see Securities Lending below).

The following tables present the reverse repurchase agreements, which are subject to enforceable MRAs, as well as the collateral delivered related to those reverse repurchase agreements by class of collateral and summarized by the remaining contractual maturity of the transactions.

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Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2024

Counterparty	Reverse Repurchase Agreement	Fair Value of Non-Cash Collateral(1),(2)	Cash Collateral Pledged(1)	Net Amount(3)
Barclays Capital, Inc.	$(76,587,860)	$76,491,432	$96,428	$—
JPMorgan Chase Bank, N.A.	(58,616,921)	58,223,318	393,603	—

	$(135,204,781)	$134,714,750	$490,031	$—

(1)

Additional required collateral pledged is not shown for financial reporting purposes. The total fair value of non-cash and cash collateral received at March 31, 2024 was $143,701,235 and $3,502,000, respectively.

(2)	The total fair value of non-cash collateral in the table above includes securities valued at $134,714,750 that have been pledged and received as collateral on a reverse repurchase agreement.

(3)	Net amount represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

	Remaining Contractual Maturity of the Agreements As of March 31, 2024
	Overnight and Continuous	< 30 days	Between 30 & 90 days	> 90 days	Total
Corporate Bonds & Notes	$16,847,886	$6,561,171	$—	$—	23,409,057
Sovereign Debt	45,017,547	31,166,483	—	—	76,184,030
U.S. Treasury Obligations	—	35,121,663	—	—	35,121,663
Collateral Cash	490,031	—	—	—	490,031

Total	$62,355,464	$72,849,317	$—	$—	$135,204,781

Gross amount of recognized liabilities for reverse repurchase agreements					$135,204,781

Investment Transactions and Related Investment Income

Investment transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, as of the date notified. Interest income, which includes amortization of premiums and accretion of discounts on non-defaulted fixed income securities, is recorded on an accrual basis and is accrued daily. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Allocation of Income and Expenses

The Fund uses the adjusted prior day net assets for each class of shares, adjusted for capital activity, to allocate Fund-level income and expenses and unrealized capital gains and losses pro-rata to each class of shares. Class-specific income and expenses are allocated directly to the applicable class.

Cash

At March 31, 2024, the Fund had $374,845,203 in domestic cash and $15,482,840 in foreign cash held at State Street Bank and Trust Company. These balances, at year end, exceeded insured limits.

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Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2024

Foreign Currency

The functional currency of the Fund is the U.S. dollar. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing prices of such currencies on each Business Day. Purchases and sales of investments and income and expenses are translated on the respective dates of such transactions or when accrued. The Fund does not isolate the portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the fair value of the investments. Such gains and losses are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies and currency gains and losses realized between trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation of assets and liabilities, other than investments, attributable to foreign currency fluctuations are recorded as net unrealized appreciation or depreciation on foreign currency translations in the Consolidated Statement of Operations.

Contingencies

Under the Trust’s Amended and Restated Agreement and Declaration of Trust, the Fund’s officers and Trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts that contain a variety of representations and indemnifications. To date, the Fund has not had claims or losses pursuant to these contracts, although there is no assurance that it will not incur losses in connection with these indemnifications in the future.

Income Taxes

The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute all of its investment company taxable income and net long-term capital gains to its shareholders. Therefore, no federal income tax provision is expected to be required. The Fund plans to file U.S. federal and various state and local tax returns.

For the current open tax years ending on October 31, 2021, October 31, 2022, and October 31, 2023, with respect to all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the Consolidated Financial Statements. As a result, no income tax liability or expense, including interest and penalties, has been recorded within these Consolidated Financial Statements.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of net realized capital gains of the Fund, if any, are generally declared and paid in December; however, the Fund may make additional distributions at other times consistent with Rule 19b-1 under the 1940 Act. Dividends and capital gain distributions paid by the Fund will be reinvested in additional Shares (see Note 6) of the Fund or, if elected by the Shareholder, paid in cash.

Value-at-Risk and Collateralization

Rule 18f-4 under the 1940 Act applies to the Fund’s use of derivative investments and certain financing transactions. As required by Rule 18f-4, the Fund has adopted and implemented a derivatives risk management program governing its use of derivatives through, among other things, the application of a value-at-risk based limit to the Fund’s derivatives exposure. Furthermore, based on requirements and

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Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2024

agreements with certain exchanges and third party broker-dealers, the Fund may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments to the extent consistent with the 1940 Act and interpretive positions of the SEC and its staff.

The Fund may mitigate counterparty risk in part by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) entered into between the Fund and each of its respective counterparties. An ISDA Master Agreement may contain certain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. Certain ISDA Master Agreements, or similar agreements, may allow the Fund to offset certain derivative financial instruments with collateral. At March 31, 2024, the Fund used the gross method of presentation in its Consolidated Financial Statements and did not elect to offset amounts eligible for offset under enforceable master netting arrangements or similar agreements (“MNA”). The segregated cash balance with counterparties for OTC derivatives disclosed on the Consolidated Statement of Assets and Liabilities includes amounts for various derivative types which are comingled per the Fund’s ISDA Master Agreements. These amounts are shown gross. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $250,000. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified as such in the Fund’s portfolio. Collateral can be in the form of cash or securities as agreed to by the Fund and the applicable counterparty. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive unless explicitly permitted by each respective governing agreement.

The Fund manages counterparty risk in part by entering into agreements only with counterparties that the Investment Adviser believes to have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties. The agreements entered into by the Fund may contain credit risk related contingent features that may be triggered in certain circumstances to protect either party from a deterioration in creditworthiness of the other. Such circumstances may include a decrease in credit rating or, in the case of the Fund, a decrease in NAV. If triggered, the Fund or counterparty may be entitled to additional cash margin and/or to terminate the contract. See Note 9 for a further discussion of some of the risks of the Fund, including credit and counterparty risk.

Securities Lending

The Fund may lend securities, through its agent, to certain qualified financial institutions. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next Business Day. The initial collateral received by the Fund should have a value of at least 102% of the current value of loaned securities for U.S. securities and at least 105% for all other securities. The Fund will bear the risk of loss with respect to the investment of the cash collateral, as well as the possible loss of right to the collateral should the borrower fail financially. The advantage of such loans is that the Fund continues to receive income on loaned securities while earning returns on the cash amounts which may be reinvested for the purchase of investments in securities. As of March 31, 2024, there were no securities on loan.

The SLA entered into by the Fund provides the right, in the event of default, for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. Under the agreement, the Fund can reinvest cash collateral.

When-Issued and Delayed-Delivery Transactions

The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued or delayed-delivery securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or

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Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2024

delayed-delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

The Fund may transact in To Be Announced Securities (“TBAs”). As with other delayed-delivery transactions, a seller agrees to issue TBAs at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms such as issuer, interest rate and terms of underlying mortgages. The Fund records TBAs on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked-to-market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Fund.

Restricted Securities

The Fund may purchase securities which are considered restricted. Restricted securities are securities that cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended, or are subject to contractual restrictions on public sales. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. The Fund will not incur any registration costs upon such resales. The Fund cannot demand registration of restricted securities. The Fund’s restricted securities, like other securities, are priced in accordance with the Valuation Procedures. Restricted securities are identified in the Consolidated Schedule of Investments.

Interbank Offered Rates Transition

Certain jurisdictions are currently reforming or phasing out their benchmark interest rates. Many such reforms and phase outs became effective at the end of calendar year 2021 with some persisting through 2024. For example, the Financial Conduct Authority ceased publication of the U.S. dollar London Interbank Offered Rates rates as of June 30, 2023. These rate changes may have an impact on existing transactions and contractual arrangements. In addition, there remains uncertainty over how other successor rates will change over time, including the extent to which such successor rates may exhibit market volatility, which could adversely affect our investment returns and our portfolio companies’ borrowing costs. The fund has taken steps to prepare for and mitigate the impact of changing base rates and evaluate the impact of changes on existing transactions and contractual arrangements.

4. Derivative Financial Instruments

In the normal course of business, the Fund enters into derivative financial instrument contracts for trading and/or economic hedging purposes to increase the returns of the Fund or to help manage certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange risk or other risk (e.g., inflation risk). These contracts may be transacted on a recognized exchange or OTC. The following disclosures contain information on how the Fund uses derivative financial instruments. The derivative financial instruments outstanding as of year end are disclosed in the Consolidated Schedule of Investments.

Forward Foreign Currency Exchange Contracts

The Fund may enter into Forwards to obtain investment exposure, seek to enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. Forwards are agreements between two parties to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. The market value of a Forward fluctuates with the changes in foreign currency exchange rates. These contracts are valued daily and the change in market value is

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2024

recorded as an unrealized gain or loss on Forwards. When a contract is closed, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of Forwards does not eliminate fluctuations in the underlying prices of the securities of the Fund, but it does establish a rate of exchange that can be achieved in the future. Although Forwards may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Fund’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities.

Futures Contracts

The Fund may enter into futures contracts to maintain investment exposure to a target asset class or to seek to enhance return. The Fund may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Fund must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Fund’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as segregated cash balance with broker for futures contracts in the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Fund depending on whether unrealized gains or losses are incurred. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of futures contracts may not correspond to the change in the value of the hedge investments. In addition, losses may arise from changes in the value of the underlying instrument, if interest or exchange rates move unexpectedly or if the counterparty is unable to perform. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchanges’ clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Options Contracts

The Fund may purchase and write call and put options. An option contract purchased by the Fund gives the Fund the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Fund give the holder the right to buy the underlying instrument from the Fund at a fixed exercise price; put options written by the Fund give the holder the right to sell the underlying instrument to the Fund at a fixed exercise price. The Fund may use options to hedge against changes in values of securities or currencies it owns or expects to own, to gain or to maintain exposure to interest rates, currencies or broad equity markets, to generate additional income or to enhance returns.

Options trading involve certain additional risks. Specific market movements of the option and the instruments underlying the option cannot be predicted. No assurance can be given that a liquid secondary market will exist for any particular option or at any particular time. The Fund might not be able to enter into a closing transaction for the option as a result of an illiquid market for the option. To realize any profit in the case of an option, therefore, the option holder would need to exercise the option and comply with margin requirements for the underlying instrument. A writer could not terminate the obligation until the option expired or the writer was assigned an exercise notice. The purchaser of an option is subject to the risk of losing the entire purchase price of the option. The writer of an option is subject to the risk of loss resulting

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2024

from the difference between the premium received for the option and the price of the futures contract underlying the option that the writer must purchase or deliver upon exercise of the option. The writer of a naked option may have to purchase the underlying contract in the market for substantially more than the exercise price of the option in order to satisfy his delivery obligations. This could result in a large net loss.

Equity, foreign currency or index options that may be purchased or sold by the Fund may include options not traded on a securities exchange. The risk of nonperformance by the counterparty on such option may be greater and the ability of the Fund to enter into a closing transaction with respect to such option may be less than in the case of an exchange traded option.

The Fund may purchase or write interest rate swaption agreements, which are options to enter into a predefined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Fund will realize a loss equal to the premium paid. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid for the call option. Realized gains and losses on purchased options are included in realized gains and losses on investments.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily in accordance with the option’s valuation policy. When a written option expires without being exercised or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

Swap Agreements

The Fund may enter into total return, interest rate, credit default, variance and volatility swap agreements (“Swaps”). Swaps are bilaterally negotiated agreements between the Fund and a counterparty in which the Fund and counterparty agree to make either periodic net payments on a specified notional amount or a net payment upon termination. Swaps are privately negotiated in the OTC market or may be executed in a multilateral or other trade facility platform, such as a registered exchange or swap execution facility (“centrally cleared swaps”). The Fund may enter into Swaps for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash (“segregated cash” or “collateral”) may be paid or received, as applicable, by the Fund as collateral or margin in accordance with the terms of the respective Swaps to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Fund as collateral for swaps are identified in the Consolidated Schedule of Investments and segregated cash, if any, is reflected in the Consolidated Statement of Assets and Liabilities.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2024

possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into Swaps involves documentation risk resulting from the possibility that the parties to a Swap may disagree as to the meaning of contractual terms in the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having an MNA between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Interest Rate Swaps: The Fund may enter into OTC and/or centrally cleared interest rate swap contracts to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk. The Fund is subject to interest rate risk exposure in the normal course of pursuing their investment objectives. The Fund may hold fixed rate bonds, and the value of these bonds may decrease if interest rates rise. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. The Fund’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contracts remaining life, to the extent that amount is positive.

Interest rate swaps can be purchased or sold with an upfront premium. An upfront payment received by the Fund is recorded as a liability and an upfront payment made by the Fund is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Interest rate swaps are marked-to-market daily and any change is recorded as an unrealized gain or loss on swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded as a receivable or payable for variation margin on the Fund’s Consolidated Statement of Assets and Liabilities. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract.

Total Return Swaps: The Fund may enter into total return swaps to obtain exposure to a security, index, market or other basket of securities without owning such security or investing directly in that security, index, market or other basket of securities or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the underlying instrument, which may include a specified security, index, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. To the extent the total return of the instrument underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying instrument increases and receives payment from the other party if the value of the underlying asset decreases.

The Fund may utilize total return swaps on baskets of securities (“Basket Swaps”) to a significant extent in order to obtain synthetic exposure to investment strategies. For a Basket Swap, the Fund or a Subsidiary makes payments to a counterparty (at either a fixed or variable rate) in exchange for receiving from the counterparty payments that reflect the return of a “basket” of securities, derivatives, and/or commodity interests identified by the Sub-Adviser (or the Investment Adviser). The Fund may also utilize structured notes (“Basket Notes”) in which the Fund or a Subsidiary purchases a note from an issuer in exchange for receiving from the issuer payments that reflect the return of an account through which the Sub-Adviser (or the Investment Adviser) manages a portfolio reflecting a basket of securities, derivatives, and/or commodity interests. The Sub-Adviser (or the Investment Adviser) will select and manage the securities, derivatives,

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2024

and/or commodity interests underlying the Basket Swap or the Basket Note in a manner consistent with the Fund’s strategies. The Fund’s investment returns on Basket Swaps or Basket Notes generally will correspond to the Fund’s returns had the Sub-Adviser managed the notional equivalent of the Fund’s assets directly (although returns on Basket Swaps or Basket Notes will be reduced by financing charges and trading costs incurred by the Basket Swap counterparty or Basket Note issuer). The Fund may obtain a significant portion of its investment exposure through Basket Swaps and/or Basket Notes.

Credit Default Swaps: The Fund may enter into OTC and/or centrally cleared credit default swap contracts to hedge credit risk, to hedge market risk, or to gain exposure on single-name issuers and/or baskets of securities.

In a credit default swap contract, the protection buyer typically makes an upfront payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructurings and obligation acceleration. An upfront payment received by the Fund or made by the Fund is recorded as a liability or asset respectively, in the Consolidated Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses. Credit default swap contracts are marked-to-market daily and the change is recorded as an unrealized gain or loss on swaps. Upon the occurrence of a credit event, the difference between the par value and the market value of the reference obligation, net of any proportional amount of upfront payment, is recorded as a realized gain or loss on swaps.

Variance Swaps: A variance swap is a negotiated contract used to hedge or speculate on the magnitude of a price movement of an underlying asset, which can include exchange rates, interest rates, commodity price or the price of an index, i.e. the variance is the difference between an expected result and the actual result.

Volatility Swaps: A volatility swap is a negotiated contract with a payoff based on the realized volatility of an underlying asset where the realized amount is the difference between the realized volatility and the volatility strike or predetermined fixed volatility level.

Interest rate swaps, total return swaps, credit default swaps, variance swaps, and volatility swaps outstanding at year end are listed at the end of the Fund’s Consolidated Schedule of Investments.

At March 31, 2024, the Fund had the following derivative financial instruments, presented on a gross basis and categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest	Centrally cleared swaps, at fair value[1]	$8,894,576	Centrally cleared swaps, at fair value[1]	$(1,183,292)
	Swap contracts, at fair value[2]	5,030	Swap contracts, at fair value[2]	(1,511,249)
	Unrealized appreciation on futures contracts[1]	2,254,048	Unrealized depreciation on futures contracts[1]	(1,582,433)
	Purchased options, at fair value[3]	2,364,845	Options written, at value	(1,054,348)

Equity	Swap contracts, at fair value[2]	16,013,364	Swap contracts, at fair value[2]	(6,710,130)
	Unrealized appreciation on futures contracts[1]	6,761,865	Unrealized depreciation on futures contracts[1]	(1,210,442)
	Purchased options, at fair value[3]	4,183,477	Options written, at value	(3,516,920)

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2024

	Asset Derivatives		Liability Derivatives
	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Commodity	Unrealized appreciation on futures contracts[1]	$90,882,539	Unrealized depreciation on futures contracts[1]	$(76,844,867)
	Purchased options, at fair value[3]	16,369,465	Options written, at value	(4,025,262)

Credit	Centrally cleared swaps, at fair value[1]	15,380,201	Centrally cleared swaps, at fair value[1]	(10,322,837)
	Swap contracts, at fair value[2]	832,161	Swap contracts, at fair value[2]	(387,476)

Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	1,806,694	Unrealized depreciation on forward foreign currency exchange contracts	(1,290,672)
	Unrealized appreciation on futures contracts[1]	787,874	Unrealized depreciation on futures contracts[1]	(269,560)
	Swap contracts, at fair value[2]	1,921,134	Swap contracts, at fair value[2]	(1,308,144)
	Purchased options, at fair value[3]	3,434,583	Options written, at value	(174,667)

Total		$171,891,856		$(111,392,299)

Amounts not subject to MNA[4]		$139,258,381		$(98,112,218)

Total gross amounts subject to MNA		$32,633,475		$(13,280,081)

[1]

Includes unrealized appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the Notes to Consolidated Schedule of Investments. Only the current day’s variation margin is reported in the Consolidated Statement of Assets and Liabilities.

[2]	Includes swap contract premiums paid/received and unrealized appreciation/depreciation on swap contracts.

[3]

Includes purchased options that are part of investments in securities as shown in the Consolidated Statement of Assets and Liabilities and net realized gain on investments in securities and net unrealized appreciation on investments in securities as shown in the Consolidated Statement of Operations.

[4]	See below for disclosure of financial instruments assets and liabilities subject to offset under enforceable MNA.

The following tables present information about the amount of net realized gain (loss) and net unrealized appreciation (depreciation) on derivative financial instruments for the year ended March 31, 2024:

Primary Underlying Risk	Average Number of Contracts[1]	Average Notional USD[1]	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Interest Rate
Swap contracts	$—	$228,581,010	$4,434,585	$(2,778,667)
Future contracts	—	1,301,632,186	30,077,041	(2,387,273)
Purchased options[2]	3,761,694,895	(887,309)	(2,658,943)	(4,674,523)
Options written	(3,409,420,049)	127,877	1,476,582	2,806,141

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2024

Primary Underlying Risk	Average Number of Contracts[1]	Average Notional USD[1]	Net Realized Gain (Loss)[1]	Net Change in Unrealized Appreciation (Depreciation)

Equity
Swap contracts	$—	$728,600,378	$29,678,788	$71,944
Future contracts	—	224,292,352	27,974,194	7,977,949
Purchased options[2]	78,364,099	(5,586,321)	(15,155,171)	3,255,859
Options written	(1,706,958)	1,346,864	3,127,549	2,103,847

Commodity
Swap Contracts	—	11,758	4,555	—
Future contracts	—	947,193,694	576,384	(1,450,793)
Purchased options[2]	43,496	(6,176,147)	(35,342,083)	7,294,498
Options written	(10,383)	(897,513)	2,015,522	13,220,355

Credit
Swap contracts	—	574,127,425	(14,840,148)	9,993,708

Foreign Exchange
Forward foreign currency exchange Contracts	—	287,158,508	7,570,940	(875,723)
Swap Contracts	—	256,267	(322,686)	612,990
Future contracts	—	17,726,263	(1,484,746)	388,720
Purchased options[2]	1,180,248,462	(1,537,777)	(12,115,348)	(2,758,307)
Options written	(63,402,642)	(213,125)	2,949,209	(65,136)

			$27,966,224	$32,735,589

[1]	Averages are based on monthly activity levels during the year ended March 31, 2024.

[2]

Includes purchased options that are part of investments in securities as shown in the Consolidated Statement of Assets and Liabilities and net realized gain on investments in securities and net unrealized appreciation on investments in securities as shown in the Consolidated Statement of Operations.

Netting Arrangements

The Fund enters into ISDA Master Agreements that contain MNAs that provide for payment netting and, in the case of default or similar event with respect to the counterparty to the MNA, can provide for netting across transactions. Generally, upon counterparty default, the Fund can terminate all transactions under the MNA and set-off amounts it owes across all transactions under a particular MNA and against collateral under such MNA. The Fund may not use derivatives contracts and related collateral governed by an ISDA to offset reverse repurchase agreements and related collateral governed by an MRA or SLAs and related collateral governed by an SLA (see Note 3).

The Fund has MNAs, which allows certain derivative financial instruments and collateral with the same counterparty to be offset to minimize counterparty credit exposure. The following table presents information related to derivative financial instruments and collateral related to securities loaned that are subject to an enforceable MNA and are not offset, as shown in the Consolidated Statement of Assets and Liabilities as of March 31, 2024.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2024

The following table represents the Fund’s derivative financial instrument assets and liabilities by counterparty net of amounts available for offset under an MNA and net of related collateral received/pledged by the Fund as of March 31, 2024:

		Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amount of Assets Presented in Consolidated Statement of Assets and Liabilities	Derivative Financial Instruments Available to Offset	Cash Collateral Received	Non-Cash Collateral	Net Amount

By Counterparty
Bank of America N.A.	$2,316,477	$(578,491)	$—	$—	$1,737,986
Barclays Bank PLC	1,037,394	(475,857)	—	—	561,537
Deutsche Bank AG	661,865	—	—	—	661,865
Goldman Sachs International	1,334,018	—	—	—	1,334,018
Morgan Stanley Capital Services LLC	2,495,679	(1,606,934)	—	—	888,745

Cayman Subsidiary
Bank of America N.A.	4,164,127	(249,605)	—	—	3,914,522
Citibank N.A.	2,419,494	(7,401)	(6,621)	—	2,405,472
Goldman Sachs & Co., LLC	1,567,938	—	(143,427)	—	1,424,511
Goldman Sachs International	3,028,650	(1,221,530)	(1,807,120)	—	—
JP Morgan Securities LLC	21,560	—	—	—	21,560
JPMorgan Chase Bank, N.A.	6,437,938	(1,324,332)	(121,147)	—	4,992,459
Morgan Stanley & Co. LLC	164,289	—	—	—	164,289
Morgan Stanley Capital Services LLC	1,909,440	(1,475,140)	—	—	434,300
State Street Bank and Trust Company	907,083	(624,558)	(282,525)	—	—

Domestic Subsidiary IV
Barclays Bank PLC	5,030	(5,030)	—	—	—
Citibank N.A.	7,019	—	—	—	7,019
Citigroup Global Markets, Inc.	147,533	—	—	—	147,533
Goldman Sachs International	122,821	(72,216)	—	—	50,605
JPMorgan Chase Bank, N.A.	3,454,131	(2,228,662)	(1,010,989)	—	214,480
Morgan Stanley Capital Services LLC	349,906	—	(349,906)	—	—
State Street Bank and Trust Company	81,083	(81,083)	—	—	—

	$32,633,475	$(9,950,839)	$(3,721,735)	$—	$18,960,901

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2024

		Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amount of Liabilities Presented in Consolidated Statement of Assets and Liabilities	Derivative Financial Instruments Available to Offset	Cash Collateral Pledged	Non-Cash Collateral	Net Amount

By Counterparty
Bank of America N.A.	$(578,491)	$578,491	$—	$—	$—
Barclays Bank PLC	(475,857)	475,857	—	—	—
Morgan Stanley Capital Services LLC	(1,606,934)	1,606,934	—	—	—

Cayman Subsidiary
Bank of America N.A.	(249,605)	249,605	—	—	—
Citibank N.A.	(7,401)	7,401	—	—	—
Citigroup Global Markets, Inc.	(38,551)	—	—	—	(38,551)
Goldman Sachs International	(1,221,530)	1,221,530	—	—	—
JPMorgan Chase Bank, N.A.	(1,324,332)	1,324,332	—	—	—
Morgan Stanley Capital Services LLC	(1,475,140)	1,475,140	—	—	—
State Street Bank and Trust Company	(624,558)	624,558	—	—	—

Domestic Subsidiary IV
Barclays Bank PLC	(3,265,056)	5,030	3,260,026	—	—
Goldman Sachs International	(72,216)	72,216	—	—	—
JPMorgan Chase Bank, N.A.	(2,228,662)	2,228,662	—	—	—
State Street Bank and Trust Company	(111,748)	81,083	—	—	(30,665)

	$(13,280,081)	$9,950,839	$3,260,026	$—	$(69,216)

(1)	The Fund and each Subsidiary are subject to separate MNAs with each individual counterparty.

(2)	Net amount represents the net amount receivable from the counterparty in the event of default.

(3)	Net amount represents the net amount payable to the individual counterparty in the event of default.

(4)	Additional required collateral received from the individual counterparty is not shown for financial reporting purposes.

(5)	Additional required collateral pledged to the individual counterparty is not shown for financial reporting purposes.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2024

5. Fair Value Measurements

The following table presents information about the classification of the Fund’s investments measured at fair value within the fair value hierarchy as of March 31, 2024:

Assets:	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stock	$884,760,901	$4,567,149	$1,566,885	$890,894,935
Preferred Stock	—	—	5,543,438	5,543,438
Asset-Backed Securities	—	224,914,105	—	224,914,105
Bank Debt	—	108,029,249	48,194,983	156,224,232
Corporate Bonds & Notes	—	438,200,143	112,270	438,312,413
Sovereign Debt	—	252,507,688	—	252,507,688
Mortgage-Backed Securities	—	667,185,857	—	667,185,857
U.S. Treasury Notes	—	132,709,237	—	132,709,237
Exchange-Traded Funds	24,897,564	—	—	24,897,564
Undertakings For Collective Investment in Transferable Securities	152,270,292	—	—	152,270,292
Warrants	—	15,566	1,731,814	1,747,380
Rights	—	—	1,294	1,294
Commodities	—	227,958,221	—	227,958,221
Repurchase Agreements	—	120,588,585	—	120,588,585
Purchased Options	14,297,278	12,055,092	—	26,352,370
Subtotal	1,076,226,035	2,188,730,892	57,150,684	3,322,107,611
Investments Valued at NAV				437,974,702
Total Investments in Securities	$1,076,226,035	$2,188,730,892	$57,150,684	$3,760,082,313
Other Financial Instruments:
Futures Contracts	100,686,326	—	—	100,686,326
Centrally Cleared Credit Default Swaps	—	15,380,201	—	15,380,201
OTC Total Return Swaps	—	7,678,168	114,430	7,792,598
Variance Swaps	—	10,146,930	—	10,146,930
Forward Foreign Currency Exchange Contracts	—	1,806,694	—	1,806,694
Centrally Cleared Interest Rate Swaps	—	8,894,576	—	8,894,576
OTC Credit Default Swaps	—	832,161	—	832,161
Total Investments in Securities and Other Financial Instruments	$1,176,912,361	$2,233,469,622	$57,265,114	$3,905,621,799

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2024

Liabilities:	Level 1	Level 2	Level 3	Total
Securities Sold Short:
Common Stock	$(560,361,805)	$—	$(11,398)	$(560,373,203)
Corporate Bonds & Notes	—	(32,029,261)	—	(32,029,261)
Sovereign Debt	—	(49,276,110)	—	(49,276,110)
Mortgage-Backed Securities	—	(578,746,150)	—	(578,746,150)
U.S. Treasury Notes	—	(8,705,227)	—	(8,705,227)
Exchange-Traded Funds	(14,155,098)	—	—	(14,155,098)
Rights	—	—	(29)	(29)
Total Securities Sold Short	(574,516,903)	(668,756,748)	(11,427)	(1,243,285,078)
Other Financial Instruments:
Options Written	(6,698,787)	(2,072,410)	—	$(8,771,197)
Futures Contracts	(79,907,302)	—	—	(79,907,302)
Centrally Cleared Credit Default Swaps	—	(10,322,837)	—	(10,322,837)
OTC Total Return Swaps	—	(7,493,248)	(46,340)	(7,539,588)
Reverse Repurchase Agreements	—	(135,204,781)	—	(135,204,781)
Forward Foreign Currency Exchange Contracts	—	(1,290,672)	—	(1,290,672)
Variance Swaps	—	(1,989,935)	—	(1,989,935)
Centrally Cleared Interest Rate Swaps	—	(1,183,292)	—	(1,183,292)
OTC Credit Default Swaps	—	(387,476)	—	(387,476)
Total Securities Sold Short and Other Financial Instruments	$(661,122,992)	$(828,701,399)	$(57,767)	$(1,489,882,158)

Investments in Investee Funds that are measured at fair value using NAV as a practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Financial Statements.

Investments in Investee Funds that are non-redeemable or subject to other restrictions such as a lockup at the measurement date or have the ability to limit the individual amount of investor redemptions shall be classified as having a redemption restriction.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2024

The following table summarizes investments in Investee Funds, by investment strategy, the unfunded commitment of each strategy (if applicable), and the amount of the investment in Investee Fund that cannot be redeemed because of redemption restrictions put in place by the Investee Fund.

Investments in Investee Funds by Strategy	Unfunded Commitment $	Non-Redeemable Investments (A)		Other Restricted Investments (B)		Investments Subject to No Restrictions	Total $
		Amount $	Redemption Restriction Commencement Date	Amount $	Redemption Restriction Term	Amount $

Event-Driven(1)	N/A	2,594,547	N/A	38,730,631	Semi- Annual	—	41,325,178

Macro Strategies(2)	N/A	N/A	N/A	138,981,925	Monthly with 90 days’ notice	—	138,981,925

Macro Strategies(2)	N/A	N/A	N/A	140,505,854	Daily with 6 days’ notice	—	140,505,854

Macro-Strategies(2)	N/A	N/A	N/A	17,043,418	Quarterly	—	17,043,418

Macro-Strategies(2)	N/A	N/A	N/A	61,794,874	Monthly	—	61,794,874

Equity Hedge(3)	N/A	N/A	N/A	38,323,453	Monthly	—	38,323,453

(1)

The Event-Driven strategy generally includes Investee Funds that seek returns by investing in strategies including catalyst events, share class arbitrage, share buybacks, post re-organization equity, recapitalizations, spin-offs and stub trades.

(2)

The Macro Strategies strategy generally includes Investee Funds with a focus on opportunistic and strategic allocations across asset classes including but not limited to bonds, rates, currencies and commodities.

(3)

The Equity Hedge strategy generally includes equity-focused Investee Funds with a bottom-up analysis that do not actively trade exposures, with trading strategies focusing on shorter-term dynamics and appreciation for market technicals, top-down thematic/macro views, and technically driven statistical arbitrage with fundamental quantitative long/short strategies.

(A) Investments in Investee Funds cannot currently be redeemed and the remaining redemption restriction period is not known. The date the redemption restriction commenced is disclosed when known.

(B) Investments subject to other restrictions include investments in Investee Funds that are subject to a lockup at the measurement date and/or have the ability to limit the individual amount of investor redemptions. The redemption restriction term is based on the restriction period (or range of restriction periods) for Investee Funds as defined in each respective Investee Fund’s governing legal agreement without

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2024

consideration of the length of time elapsed from the date of investments in Investee Funds. The Fund’s investment in a particular Investee Fund classified within the strategies above may be comprised of investments with differing liquidity terms or investments that were made at differing points in time.

The Fund recognizes transfers within the fair value hierarchy as of the beginning of the period. Transfers into and out of Level 3 were primarily related to the availability of broker quotations in accordance with the Fund’s valuation methodology.

The changes in investments measured at fair value for which the Fund used Level 3 inputs to determine fair value are as follows:

Valuation Description	Beginning Balance as of March 31, 2023	Transfers In	Transfers Out	Purchases	Sales	Amortization	Net Realized gain (loss)	Net change in unrealized appreciation (depreciation)	Balance as of March 31, 2024	Unrealized Gain/(Loss) as of March 31, 2024
Common Stocks	$1,414,687	$—	$—	$778,724	$—	$—	$—	$(626,526)	$1,566,885	$(626,526)
Preferred Stocks	9,088,567	—	—	—	—	—	—	(3,545,129)	5,543,438	(3,545,129)
Bank Debt	60,165,104	—	(15,778,748)	17,582,809	(11,224,158)	219,200	141,059	(2,910,283)	48,194,983	(3,925,253)
Corporate Bonds & Notes	125,350	—	—	—	(2,613)	—	—	(10,467)	112,270	(10,467)
Warrants	246,796	—	—	—	—	—	—	1,485,018	1,731,814	1,485,018
Rights	—	—	—	—	—	—	—	1,294	1,294	1,294
Common Stock Sold Short	(11,144)	(309)	29	6,535	(4,122)	—	1,122	(3,509)	(11,398)	(3,509)
Rights Sold Short	—	(29)	—	—	—	—	—	—	(29)	—
OTC Total Return Swaps	—	—	—	—	(116,684)	—	116,684	68,090	68,090	68,090

	$71,029,360	$(338)	$(15,778,719)	$18,368,068	$(11,347,577)	$219,200	$258,865	$(5,541,512)	$57,207,347	$(6,556,482)

The following table summarizes the quantitative inputs and assumptions used for investments classified within Level 3 of the fair value hierarchy as of March 31, 2024.

Assets	Valuation Technique	Unobeservable Input	Fair Value at March 31, 2024	Range of Inputs (Weighted Average)
Investments in Securities and Other Financial Instruments:
Bank Debt	Broker-dealer Quotations	Indicative Bid	$19,304,754	N/A
	Comparable company Multiplies	EBITDA Multiplies	16,681,086	9.5x (a)
			9,233,531	10.0x (a)
	Distribution Analysis	Expected Distribution Proceeds	2,975,612	N/A
Common Stock	Broker-dealer Quotations	Indicative Bid	1,566,885	N/A
Corporate Bonds & Notes	Broker-dealer Quotations	Indicative Bid	112,270	N/A
Preferred Stock	Broker-dealer Quotations	Indicative Bid	5,543,438	N/A

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2024

Assets	Valuation Technique	Unobeservable Input	Fair Value at March 31, 2024	Range of Inputs (Weighted Average)
	Comparable Company Multiples	EBITDA Multiplies	$0^	9.5x (a)
Warrants	Distribution Analysis	Expected Distribution Proceeds	1,731,814	N/A
Rights	Broker-dealer Quotations	Indicative Bid	1,294	N/A
OTC Total Return Swaps	Broker-dealer Quotations	Indicative Bid	114,430	N/A

Total Investments in Securities and Other Financial Instruments			$57,265,114

(a)	A significant change in unobservable input would have resulted in a correlated significant change to value.

Liabilities	Valuation Technique	Unobeservable Input	Fair Value at March 31, 2024	Range of Inputs (Weighted Average)
Securities Sold Short and Other Financial Instruments:
Common Stock Sold Short	Broker-dealer Quotations	Indicative Bid	$(11,398)	N/A
Rights Sold Short	Broker-dealer Quotations	Indicative Bid	(29)	N/A
Warrants Sold Short	Broker-dealer Quotations	Indicative Bid	0 ^	N/A
OTC Total Return Swaps	Broker-dealer Quotations	Indicative Bid	(46,340)	N/A

Total Securities Sold Short and Other Financial Instruments:			$(57,767)

^	A balance indicated with a “0”, reflects either a zero balance or an amount that rounds to less than 1.

6. Purchase and Sale of Fund Shares

The Fund currently offers Class D Shares, Class I Shares, Class R Shares and Class Y Shares. During the year ended March 31, 2024, only Class D Shares, Class I Shares and Class Y Shares were outstanding.

The Fund’s Class D Shares are offered primarily through broker-dealers and other financial intermediaries with whom Blackstone Securities Partners L.P. (the “Distributor”) has an agreement for the use of the Fund in investment products, programs, or accounts such as mutual fund supermarkets or other no transaction fee platforms. The Fund’s Class I Shares are offered to institutional investors and individual investors who are clients of financial intermediaries, broker-dealers, financial institutions or registered investment advisors that: have entered into an arrangement approved by the Distributor to provide certain administrative services to investors in the Fund’s Class I Shares. Shareholders of Class I Shares may be subject to additional advisory, administrative, servicing, account-level or other fees in addition to those described in the Fund’s Prospectus, which are paid to financial intermediaries to support the additional services they may provide. The Fund’s Class Y Shares are offered for institutional investors and individuals (including through individual retirement

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2024

accounts) who purchase directly from the Fund. Class Y Shares may also be offered to employees, officers and directors/ trustees of the Investment Adviser, the Fund or their respective affiliates. In addition, Class Y Shares are offered for institutional investors and individuals who are clients of financial intermediaries, broker-dealers, financial institutions, or registered investment advisors that have entered into an arrangement approved by the Distributor and do not charge a fee to the Fund. The minimum investment in Class D Shares by an investor is $10,000, and the minimum subsequent investment in Class D Shares by an investor is $1,000. The minimum investment in Class I Shares by an investor is $100,000, and the minimum subsequent investment in Class I Shares by an investor is $10,000. Class Y Shares have no investment minimum requirements. The Fund’s Class R Shares have no minimum investment requirement and are generally available only to special benefit plans.

Shares of the Fund may be purchased or redeemed at NAV each Business Day.

7. Investment Adviser Fees and Other Transactions with Affiliates

Pursuant to the investment management agreement between the Investment Adviser and the Trust, on behalf of the Fund, the Fund pays the Investment Adviser a management fee (the “Fund Management Fee”) at an annual rate based on the Fund’s average daily net assets, excluding the net assets of the applicable Subsidiaries. The Fund Management Fee accrues daily in arrears and is paid quarterly. The Investment Adviser receives additional compensation at an annual rate based on each Subsidiary’s average daily net assets for providing management services to the Subsidiaries. For collective net assets of the Fund and the respective Subsidiaries up to $2.5 billion, the Fund Management Fee is calculated at a rate of 1.95%, and for collective net assets greater than or equal to $2.5 billion, the Fund Management Fee is calculated at a rate of 1.80%. During the year ended March 31, 2024, the Fund paid the Investment Adviser $78,378,083 in management fees. From this amount, the Investment Adviser paid $42,278,786 in sub-advisory fees to non-affiliated Sub-Advisers with respect to the Fund, which amounted to 1.02% of the Fund’s average daily net assets. The Investment Advisor paid, in the aggregate, $3,353,853 in sub-advisory fees with respect to the Fund to Blackstone Real Estate Special Situations Advisors L.L.C. and Blackstone Liquid Credit Strategies LLC, and Harvest Fund Advisors LLC, all indirect wholly-owned subsidiaries of Blackstone and affiliates of the Investment Adviser, which amounted to 0.08% of the Fund’s average daily net assets.

Sub-Advisory Fees

Pursuant to the sub-advisory agreements between the Investment Adviser and the Sub-Advisers, the Sub-Advisers are compensated for the services they provide to the Fund by the Investment Adviser from the Fund Management Fee received by the Investment Adviser.

Distribution and Service Fees

Pursuant to the amended and restated Distribution and Service Plan, the Fund’s Class D Shares bear distribution and service fees at an annual rate of 0.25% of the average daily net assets of the Fund attributable to Class D Shares. Payments of the distribution and service fee may be made without regard to expenses actually incurred. The Distributor may pay all or a portion of the distribution and/or service fee to brokers, dealers, selling agents, other financial institutions, or other industry professionals (collectively, “intermediaries”) for distribution services, sales support services, personal services, and/or the maintenance of shareholder account services provided and related expenses incurred by such intermediaries. The Fund’s Class I Shares, Class Y Shares and Class R Shares are not subject to distribution and service fees.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2024

Expense Limitation and Reimbursement

The Investment Adviser has entered into an Expense Limitation and Reimbursement Agreement with the Fund to limit the amount of Specified Expenses (as defined below) of the Fund to 2.40% per annum of the Fund’s net assets for Class D Shares, Class I Shares and Class Y Shares and 2.55% per annum of the Fund’s net assets for Class R Shares (collectively, the “Total Expense Cap”) (computed and applied on a monthly basis). Specified Expenses include all expenses incurred by the Fund with the exception of (i) distribution or servicing fees, (ii) acquired fund fees and expenses, (iii) brokerage and trading costs, (iv) interest payments (including any interest expenses, commitment fees, or other expenses related to any line of credit of the Fund), (v) taxes, (vi) dividends and interest on short positions, and (vii) extraordinary expenses (in each case as determined in the sole discretion of BAIA). As of March 31, 2024 the Fund has recorded a receivable from the investment Adviser of $5,745.

To the extent the estimated annualized Specified Expenses for any month exceed the Total Expense Cap, the Investment Adviser will waive its fees and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Investment Adviser may discontinue its obligations under the Expense Limitation and Reimbursement Agreement at any time in its sole discretion after August 31, 2026 upon written notice to the Fund. This agreement cannot be terminated prior to August 31, 2026 without the Board’s consent. The Fund has agreed to repay the amounts borne by the Investment Adviser under the Expense Limitation and Reimbursement Agreement within the thirty-six month period after the Investment Adviser bears the expense, to the extent the estimated annualized Specified Expenses for a given month are less than the lower of the Total Expense Cap or any expense limitation agreement then in effect with respect to the Fund. The repayment may not raise the level of estimated annualized Specified Expenses in the month of repayment to exceed the Total Expense Cap or any other expense limitation agreement then in effect. During the three-year period ended March 31, 2024, there were no repayments or potential repayments to the Investment Adviser.

Related Party Transactions

Blackstone Holdings Finance Co. L.L.C. (“FINCO”), an affiliate of the Fund, pays certain expenses on behalf of the Fund. The Fund reimburses FINCO for such expenses paid on behalf of the Fund. FINCO does not charge any fees for providing such administrative services. At year ended March 31, 2024, the Fund has an amount payable to FINCO of $763,311.

Blackstone Alternative Asset Management L.P. (“BAAM”), an affiliate of the Fund, pays certain expenses on behalf of the Fund. The Fund reimburses BAAM for such expenses paid on behalf of the Fund. BAAM does not charge any fees for providing such administrative services. At year ended March 31, 2024, the Fund has an amount payable to BAAM of $86,069.

Blackstone Administrative Services Partnership L.P. (“BASP”), an affiliate of the Fund, pays certain expenses on behalf of the Fund. The Fund reimburses BASP for such expenses paid on behalf of the Fund. BASP does not charge any fees for providing such administrative services. At year ended March 31, 2024, the Fund has an amount payable to BASP of $12,764.

The Investment Adviser utilizes technology offered by Arcesium LLC (“Arcesium”) to provide certain middle- and back-office services to the Fund, and the Fund bears the costs for such services. The parent company of a Sub-Adviser owns a controlling, majority interest in Arcesium and the Investment Adviser owns a non-controlling, minority interest in Arcesium. At year end March 31, 2024, the amounts related to Arcesium are included in the amount payable to FINCO.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2024

For the year ended March 31, 2024, the Fund received a reimbursement of $5,427,571 from a Sub-Adviser related to a violation of the Sub-Adviser’s internal policies by one of the Sub-Adviser’s employees. This payment is reflected in Net realized gain (loss) on investments in securities within the Consolidated Statement of Operations.

8. Other Agreements

State Street Bank and Trust Company serves as the administrator, custodian and transfer agent to the Fund. U.S. Bank National Association (“U.S. Bank”) serves as custodian for certain of the Fund’s securities, commodities, cash, and other property. Blackstone Securities Partners L.P., an affiliate of the Investment Adviser, serves as the Fund’s distributor.

9. Principal Investment Risks

The investment program of the Fund entails substantial risks and includes alternative investment and trading strategies not employed by traditional mutual funds. An investor may lose part or all of your investment and/or your investment may not perform as well as other similar investments. An investment in the Fund should be viewed only as part of an overall investment program. No assurance can be given that the Fund’s investment program will be successful. The following is a summary description of some, but not all, of the principal risks of investing in the Fund, including the indirect risks associated with the Fund’s investments in the Subsidiaries and Investee Funds. Any decision to invest in the Fund should be made after a review of the full set of principal risks in the Fund’s prospectus and should take into account that the Fund may make virtually any kind of investment, and be subject to related risks, which can be substantial. The relative significance of the principal risks identified below, at any given time, will vary depending on the specific composition of the Fund’s investment portfolio from time to time and the allocation of the Fund’s assets among the various investment strategies, which may change frequently and/or significantly over time. As applicable, references in these Risks to the “Fund” mean any one or more of the Fund, Subsidiaries, and Investments in Investee Funds, and references to a “Manager” mean any one or more of the Investment Adviser, Sub-Advisers, and advisers to the Investee Funds.

Market Risk and Selection Risk. The Fund is subject to market risk and selection risk. Market risk is the risk that one or more markets in which the Fund invests will decline in value, including the possibility that the markets will decline sharply and unpredictably. While a Manager may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Significant shocks to or disruptions of the financial markets or the economy, including those caused by epidemics and pandemics, economic, natural, and man-made disasters, government action, rapid technological advancements, or significant geopolitical events, such as war, terrorism, sanctions, tariffs, or trade disputes could adversely affect the liquidity and volatility of securities held by the Fund and could increase the Fund’s exposure to the other risks detailed in this report. Market environment changes may adversely affect the performance of a model and amplify losses. Selection risk is the risk that the securities held by the Fund will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies.

Counterparty Credit Risk. The stability and liquidity of many derivative and securities lending transactions depend in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. Furthermore, there is a risk that a counterparty could become the subject of insolvency proceedings, and that the recovery of securities and other assets from such counterparty will be delayed or be of a value less than the value of the securities or assets originally entrusted to such counterparty. At times, including when the Fund has entered into a Basket Swap, the Fund will have significant exposure to a single counterparty.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2024

Liquidity Risk. Some securities held by the Fund, including, but not limited to, restricted, distressed, non-exchange traded, privately placed securities, and/or commodity-related investments, may be difficult to sell, or illiquid, particularly during times of market turmoil. Investments in Investee Funds are often illiquid and some Investee Funds may not permit withdrawals or may make in-kind distributions of illiquid securities when the Fund desires to divest. Illiquid securities may be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or for other cash needs, the Fund may suffer a loss.

Equity Securities Risk. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The prices of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Derivatives Risk. The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates, or indices. The Fund invests in derivatives for hedging and non-hedging purposes. Derivatives can be volatile and illiquid, are subject to counterparty credit risk, and may create investment exposure greater than the initial investment.

Structured Products Risk. Holders of structured products bear risks of the underlying investments, index, or reference obligation and are subject to counterparty credit, valuation, and liquidity risks. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Certain structured products may be thinly traded or have a limited trading market. In addition to the general risks associated with debt securities discussed herein, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the reference securities may decline in value or default; the possibility that changes in the reference instrument will reduce the interest rate and principal amount payable on maturity; and the possibility that the position is subordinate to other classes. Structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero. Structured products may be less liquid than other types of securities and more volatile than the reference instrument.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to debt securities held by the Fund. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that such policies will change), and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors or adversely affect the real value of shareholders’ investments in the Funds. For example, wages and prices of inputs increase during periods of inflation, which can negatively impact returns on investments. In an attempt to stabilize inflation, countries may impose wage and price controls or otherwise intervene in the economy. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Investors’ expectation of future inflation can also impact the current value of portfolio investments, resulting in lower asset values and

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2024

potential losses. This risk is elevated compared to historical market conditions because of recent monetary policy measures, the current interest rate environment, and the historically high prevailing inflation rates.

Risks Specific to Investments in Investee Funds. In addition to risks relating to their direct investments, Investee Funds often involve additional special risks not present in direct investments. Investors in the Fund bear two layers of fees and expenses at both the Fund level and the Investee Fund level. The Fund’s investments in Investee Funds are priced, in the absence of readily available market values, based on estimates of fair value, which may prove to be inaccurate; these valuations are used to calculate fees payable to the Investment Adviser and the net asset value of the Fund’s shares. The Investment Adviser is also dependent on information, including performance information, provided by the Investee Funds, which if inaccurate could adversely affect the Investment Adviser’s ability to accurately value the Fund’s shares. Some Investee Funds are not registered as investment companies under the 1940 Act, and therefore, the Fund is not able to avail itself of the protections of the 1940 Act with respect to such investments. Certain Investee Funds, including unaffiliated hedge funds and UCITS funds, are also subject to transfer or redemption restrictions that impair the liquidity of these investments, and some Investee Funds may suspend the withdrawal rights of their shareholders, including the Fund, from time to time. Incentive fees charged by advisors of Investee Funds also creates an incentive for such advisors to make investments that are riskier or more speculative than in the absence of these fees. To the extent an Investee Fund invests in a special situation investment (an investment in securities or other instruments that an Investee Fund determines to be illiquid or lacking a readily ascertainable fair value and which the Investee Fund designates as a special situation investment), the Fund’s ownership interest with respect to such special situation investment generally may not be withdrawn until the special situation investment, or a portion thereof, is realized or deemed realized. The Fund also may purchase non-voting securities of, or to contractually forego the right to vote in respect of, Investee Funds in order to prevent the Fund from becoming an “affiliated person” of the Investee Fund for purposes of the 1940 Act and becoming subject to the prohibitions on transactions with affiliated persons contained in the 1940 Act. Consequently, the Fund will not be able to vote to the full extent of its economic interest on matters that require approval of investors in each Investee Fund, including matters that could adversely affect the Fund’s investment.

10. Investment Transactions

The aggregate cost of purchases and proceeds of sales of investments in securities (excluding short-term debt securities with maturities at the time of acquisition of one year or less (if applicable)), for the year ended March 31, 2024 were as follows:

	Purchases		Sales
	Long-Term	U.S. Government	Long-Term	U.S. Government
Including TBAs	$4,154,587,074	$22,354,776,042	$3,828,825,452	$24,700,175,462
Excluding TBAs	$4,154,587,074	$339,333,414	$3,828,825,452	$321,893,207

11. Income Tax Information

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Code. The Fund has adopted a tax year-end of October 31, therefore the Consolidated Financial Statements, unless otherwise indicated, reflect tax adjusted balances as of October 31, 2023. The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes.

The Fund’s policy is to declare and pay distributions from net investment income and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2024

of the Fund, at NAV, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. United States and non-U.S. tax rules (including the interpretation and application of tax laws) are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Non-U.S. taxes are provided for based on the Fund’s understanding of the prevailing tax rules of the non-U.S. markets in which they invest. Recently enacted tax rules, including interpretations of tax laws (e.g., regulations pertaining to the U.S. Foreign Account Tax Compliance Act) and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and/or retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns they have filed and the tax positions they have adopted. The Fund’s U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they were filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.

The Fund made the following reclassification at March 31, 2024 due to permanent book and tax differences primarily attributable to gain or loss from passive foreign investment companies, certain derivative financial instrument transactions, and income from the wholly-owned Cayman Subsidiary from its tax year ended October 31, 2023:

Paid-in Capital	Distributable Earnings/(Loss)
$173,475,074	$(173,475,074)

The tax basis components of distributable earnings of the Fund at their tax year-ended October 31, 2023 were:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforward[1]
$68,404,698	$—	$(57,277,554)

(1)

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized by the Cayman Subsidiary may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Any such losses, will be deemed to arise on the first day of the next taxable year. For the tax year ended October 31, 2023, short term and long term capital losses of $0 and $57,277,554 respectively, will be carried forward by the Fund.

In addition, the tax character of distributions paid to shareholders for the tax year-ended October 31, 2022 by the Fund is as follows:

Ordinary Income	Long-Term Capital Gain
$87,774,551	$—

In addition, the tax character of distributions paid to shareholders for the tax year-ended October 31, 2023 by the Fund is as follows:

Ordinary Income	Long-Term Capital Gain
$—	$—

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2024

The Fund made an ordinary income and capital gains distribution in the amounts of $137,081,360 and $0, respectively to shareholders in December 2023. The final tax character of that distribution will be determined after the Fund’s October 31, 2024 tax year end.

As of March 31, 2024, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments, securities sold short, and derivatives were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,706,155,696	$66,267,004	$(236,619,606)	$(170,352,602)

12. Borrowings Under Credit Facility

As of March 31, 2024, the Fund had a secured revolving borrowing facility (the “Facility”) with State Street Bank and Trust Company (the “Bank”) in an aggregate principal amount of up to $400,000,000, subject to a maximum loan value of not more than 25% of the Fund’s NAV (the “Aggregate Commitment Amount”). Borrowings under the Facility are used primarily for bridge financing purposes and are secured by the assets of the Fund. Under the terms of the agreement, the Aggregate Commitment Amount may be terminated or reduced from time to time upon written notice from the Fund to the Bank. Outstanding borrowings bear interest at a rate equal to 1.35% plus the Overnight Bank Funding Rate (5.33% at March 31, 2024). A commitment fee is charged in the amount of 0.25% per annum as well as an upfront underwriting fee equal to 0.10% of the Commitment Amount per annum. Commitment fees accrued through the end of each calendar quarter are due no later than the 15th day of the immediately succeeding calendar month during the term of the Facility. Accrued interest is due no later than April 3, 2025, the termination date of the Facility, at which time the Fund and the Bank can agree to extend the existing agreement. During the year ended March 31, 2024, there was a borrowing under the Facility of $10,000,000 which incurred interest of $1,853. The borrowing was outstanding for one day. As of March 31, 2024 the Fund had no borrowings under the Facility.

13. Subsequent Events

The Investment Adviser has evaluated the impact of subsequent events through the date of financial statement issuance and determined there were no subsequent events outside the normal course of business requiring adjustment to or disclosure in the Consolidated Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders of Blackstone Alternative Multi-Strategy Fund and Subsidiaries and the Board of Directors of Blackstone Alternative Investment Funds

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Blackstone Alternative Multi-Strategy Fund and Subsidiaries, one of the portfolios constituting the Blackstone Alternative Investment Funds (the “Fund”), as of March 31, 2024, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

New York, New York

May 28, 2024

We have served as the auditor of one or more Blackstone investment companies since 2010.

Blackstone Alternative Multi-Strategy Fund And Subsidiaries

Shareholder Fee Example (Unaudited)

As a shareholder of the Multi-Strategy Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The actual expense example is based on an investment of $1,000 invested at the beginning of a six month period and held through the six months-ended March 31, 2024. The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical expense example is based on an investment of $1,000 invested at the beginning of a six month period. The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical amount account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/ exchange fees. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Annualized Expense Ratio	Expenses Paid During the Period[1]
Blackstone Alternative Multi-Strategy Fund and Subsidiaries
Actual Fund Return
Class I	$1,000.00	$1,069.50	3.36%	$17.38
Class D	1,000.00	1,067.60	3.58	18.51
Class Y	1,000.00	1,069.40	3.26	16.87

Hypothetical 5% Annual Return
Class I	1,000.00	1,008.20	3.36	16.87
Class D	1,000.00	1,007.10	3.58	17.96
Class Y	1,000.00	1,008.70	3.26	16.37

[1]	Expenses are calculated using the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half-year period).

Blackstone Alternative Investment Funds and Subsidiaries

Supplemental Information

March 31, 2024

Management of the Fund

The Fund’s operations are managed by the Investment Adviser and the Sub-Advisers (defined below), under the direction and oversight of the Board. A majority of the Trustees are not “interested persons” (as defined in the 1940 Act) of the Fund or the Investment Adviser (the “Independent Trustees”). The Trustees and the Fund’s officers (“Officers”) are subject to removal or replacement in accordance with Massachusetts law and the Trust’s Amended and Restated Declaration of Trust. All Trustees were elected by the initial shareholder of the Trust, except for Mr. Gilbert who was appointed to serve as Trustee by the Board.

Sub-Advisers

During the period covered by this report, the Investment Adviser engaged the following entities as sub-advisers (each, a “Sub-Adviser”, and together, the “Sub-Advisers”) to provide investment management services to the Fund and/or to one or more Subsidiaries.

Discretionary Sub-Advisers:

•	Aperture Investors, LLC (until September 29, 2023)
•	Bayforest Capital Limited
•	Bayview Asset Management, LLC
•	Blackstone Liquid Credit Strategies LLC
•	Blackstone Real Estate Special Situations Advisors L.L.C.
•	Caspian Capital LP
•	Clear Sky Advisers, LLC
•	D.E. Shaw Investment Management, L.L.C.
•	Emso Asset Management Limited (until July 28, 2023)
•	Endeavour Capital Advisors Inc.
•	Fir Tree Capital Management LP
•	Fort Baker Capital Management LP
•	Harvest Fund Advisors LLC (effective January 2, 2024)
•	Jasper Capital Hong Kong Limited (until November 30, 2023)
•	Magnetar Asset Management LLC
•	Maren Capital LLC (effective August 21, 2023)
•	Mariner Investment Group, LLC
•	Melqart Asset Management (UK) Limited
•	Merritt Point Partners LLC
•	Mesarete Capital LLP
•	Nephila Capital, Ltd.
•	North Reef Capital Management LP
•	Sage Rock Capital Management LP (until January 12, 2024)
•	Seiga Asset Management Limited
•	Seven Grand Managers, LLC
•	TrailStone Commodity Trading US, LLC
•	Two Sigma Advisers, LP
•	Varick Capital Partners LP (effective August 1, 2023)
•	Waterfall Asset Management, LLC

Blackstone Alternative Investment Funds and Subsidiaries

Supplemental Information (Continued)

March 31, 2024

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Fund. Unless otherwise noted, the business address of each Trustee and Officer is c/o Blackstone Alternative Investment Advisors LLC, 345 Park Avenue, 28th Floor, New York, NY 10154.

Independent Trustees:

Name and Year of Birth of Independent Trustees	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past 5 Years
Frank J. Coates (1964)	Trustee (Chair)	March 2013 – Present	Chief Technology Officer, Dynasty Financial Partners (July 2021 – Present); Executive Managing Director, Envestnet, Inc. (Wealth Management Solutions) (2016 – 2020)	1	None

Peter M. Gilbert (1947)	Trustee	February 2016 – Present	Retired (2015 – Present)	1	None

Paul J. Lawler (1948)	Trustee	March 2013 – Present	Retired (2011 – Present)	1	Trustee, First Eagle Funds (13 portfolios)
Kristen M. Leopold (1967)	Trustee	March 2013 – Present	Chief Financial Officer, BK Realty Services LLC (April 2021 – Present) Chief Financial Officer, WFL Real Estate Services LLC (2006 – April 2021)	1	Trustee, Macquarie Asset Management (Central Park Group Funds) (10 portfolios); Trustee, Constitution Capital Partners

Blackstone Alternative Investment Funds and Subsidiaries

Supplemental Information (Continued)

March 31, 2024

Interested Trustees:

Name and Year of Birth of Independent Trustees	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Trusteeships Held by Trustee During Past 5 Years
John M. Brown[4] (1959)	Trustee	March 2013 – Present	Retired (2004 – Present)	1	None
Peter Koffler[5] (1956)	Trustee	August 2012 – Present	Senior Managing Director,[3] Blackstone Inc. (“Blackstone”) (2012 – Present); General Counsel, BAIA (2012 – December 2021); BXMA (2010 – December 2021) Chief Compliance Officer, BAIA (2018 –December 2020; July 2021 – December 2022); BXMA (2008 – 2012, 2018)	1	None

[1]

Term of office of each Trustee is indefinite until his or her resignation, removal, or death. Any Trustee of the Fund may be removed from office in accordance with the provisions of the Trust’s Declaration of Trust and Bylaws.

[2]

As of March 31, 2024, the “Fund Complex” consists of BAMSF, the Blackstone Credit Closed-End Funds (Blackstone Senior Floating Rate 2027 Term Fund, Blackstone Long-Short Credit Income Fund, Blackstone Strategic Credit 2027 Term Fund, and Blackstone Floating Rate Enhanced Income Fund), Blackstone Private Credit Fund, and Blackstone Secured Lending Fund.

[3]	Executive title, not a board directorship.

[4]	Mr. Brown is treated as “interested person” of the Fund, as defined in the 1940 Act, due to a family member’s relationship with a Sub-Adviser to the Fund.

[5]	Mr. Koffler is an “interested person” of the Fund, as defined in the 1940 Act, due to his positions with the Adviser and its affiliates.

Blackstone Alternative Investment Funds and Subsidiaries

Supplemental Information (Continued)

March 31, 2024

Officers:

Name and Year of Birth of Officers	Position(s) Held with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Gavin (1969)	Co-President (Co-Principal Executive Officer) President (Principal Executive Officer)	July 2023 – Present August 2012 – July 2023	Chief Operating Officer & Senior Managing Director,[2] Blackstone (2007 – Present)
Peter Koffler (1956)	Co-President (Co-Principal Executive Officer)	July 2023 – Present

Senior Managing Director,[2] Blackstone

(2012 – Present);

General Counsel, BXMA (2010 – December 2021) and BAIA (2012 – December 2021);

Chief Compliance Officer, BAIA (2018 – December 2020; July 2021 – January 2023);

BXMA (2008 – 2012, 2018)

Stephen Adams (1984)	Chief Legal Officer	June 2023 – Present	Senior Vice President, Blackstone (2023 – Present); Vice President, Blackstone (2021 – 2022); Associate, Ropes & Gray LLP (2014 – 2021)
Sarah Kassman (1991)	Secretary	February 2022 – Present	Assistant Vice President, Blackstone (2024 – Present); Associate, Blackstone (2022 – Present); Analyst, Blackstone (2018 – 2021)
Thomas Procida (1980)	Treasurer and Principal Financial and Accounting Officer	Treasurer (August 2021 – Present); Principal Financial and Accounting Officer (February 2022 – Present)	Managing Director,[2] Blackstone (2019 – Present); Senior Vice President, Blackstone (2015 – 2019)

Blackstone Alternative Investment Funds and Subsidiaries

Supplemental Information (Continued)

March 31, 2024

Name and Year of Birth of Officers	Position(s) Held with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years
William Renahan (1969)	Chief Compliance Officer	August 2022 – Present	Managing Director,[2] Blackstone (May 2022 – Present); Senior Managing Director, Duff & Phelps Investment Management (2017 – May 2022)
Sherilene Sibadan (1976)	Anti-Money Laundering Officer	July 2019 – Present	Managing Director,[2] Blackstone (2022 – Present); Senior Vice President, Blackstone (2016 – 2021)

Term of office of each officer is indefinite until his or her death, resignation, removal, or disqualification.

Executive title, not a board directorship.

Compensation for Trustees

Each of the Independent Trustees is paid by the Fund Complex (as defined below) at a rate of $150,000 per fiscal year in the aggregate for the services to the Fund Complex (including the Subsidiaries). For his service to the Fund as an Interested Trustee, Mr. Brown is paid by the Fund Complex at a rate of $129,000 per fiscal year in the aggregate for his services to the Fund Complex (excluding the Subsidiaries). The Chairpersons of the Board of Trustees and the Audit Committee are paid by the Fund Complex an additional $35,000 and $15,000, respectively, per fiscal year. These payments are allocated to the Fund and any other funds in the Fund Complex on the basis of assets under management. The Fund Complex pays for the Trustees’ travel expenses related to Board of Trustees meetings. The Trustees do not receive any pension or retirement benefits from the Fund Complex. The Trust has adopted a deferred compensation plan (the “Deferred Compensation Plan”) to allow each Independent Trustee to align his or her interest with the Fund and the Fund’s shareholders without purchasing shares of the Fund. Certain of the Independent Trustees currently participate in the Deferred Compensation Plan. Under the Deferred Compensation Plan, each participating Independent Trustee defers payment of all or part of the compensation payable for such Trustee’s services and thereby shares in the experience alongside the Fund’s shareholders as the compensation deferred increases or decreases depending on the investment performance of the Fund. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Trust’s Deferred Compensation Plan. Pursuant to the Deferred Compensation Plan, payments due under the Deferred Compensation Plan are unsecured obligations of the Trust.

The following tables set forth information covering the total compensation payable by the Fund during its fiscal year ended March 31, 2024, to the persons who served as Trustees and Officers of the Fund during such period.

Independent Trustees:

Name of Independent Trustee	Aggregate Compensation From the Fund	Total Compensation From the Fund Complex
Frank J. Coates	$185,634	$185,634
Peter M. Gilbert	$150,000	$150,000
Paul J. Lawler	$150,000	$150,000
Kristen M. Leopold	$165,000	$165,000

Blackstone Alternative Investment Funds and Subsidiaries

Supplemental Information (Continued)

March 31, 2024

Interested Trustees:

Name of Interested Trustee	Aggregate Compensation From the Fund	Total Compensation From Fund Complex
John M. Brown	$129,442	$129,442
Peter Koffler	None	None

[1]

These amounts represent aggregate compensation for the services of each Trustee to each fund in the Fund Complex, for which each Trustee serves as trustee. As of December 31, 2023, the “Fund Complex” consists of BAMSF, the Blackstone Credit Closed-End Funds (Blackstone Senior Floating Rate 2027 Term Fund, Blackstone Long-Short Credit Income Fund, Blackstone Strategic Credit 2027 Term Fund, and Blackstone Floating Rate Enhanced Income Fund), Blackstone Private Credit Fund, and Blackstone Secured Lending Fund. Certain of the Independent Trustees have elected to defer all or part of their total compensation for the year ended March 31, 2024, under the Trust’s Deferred Compensation Plan. Amounts deferred for the fiscal year ended March 31, 2024 by Messrs. Gilbert and Lawler and by Ms. Leopold were $93,750, $150,000, and $33,000, respectively.

The Fund Complex also pays for a portion of the compensation for the Fund’s Chief Compliance Officer. The following table sets forth information covering the total compensation payable by the Fund, during its fiscal year ended March 31, 2024, to the Fund’s Chief Compliance Officer, William Renahan, during the period. No other Officer received any compensation from the Fund during the period.

Compensated Officer	Aggregate Compensation From the Fund	Total Compensation From the Fund Complex
Chief Compliance Officer	$107,900	$390,000

As of December 31, 2023, the “Fund Complex” consists of BAMSF, the Blackstone Credit Closed-End Funds (Blackstone Senior Floating Rate 2027 Term Fund, Blackstone Long-Short Credit Income Fund, Blackstone Strategic Credit 2027 Term Fund, and Blackstone Floating Rate Enhanced Income Fund), Blackstone Private Credit Fund, and Blackstone Secured Lending Fund

Form N-PORT Filings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Holdings and allocations shown on any Form N-PORT are as of the date indicated in the filing and may not be representative of future investments. Holdings and allocations should not be considered research or investment advice and should not be relied upon in making investment decisions.

Proxy Voting Policies

A description of the policies and procedures used to vote proxies related to the Fund’s portfolio securities and information regarding how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll free, 1-855-890-7725 and (2) on the SEC’s website at http://www.sec.gov.

Blackstone Alternative Investment Funds and Subsidiaries

Supplemental Information (Continued)

March 31, 2024

Board Approval of the Sub-Advisory Agreements

At meetings of the Board held in-person on November 14-15, 2023 and February 27-28, 2024, the Board, including a majority of the Independent Trustees, considered and approved for the Fund (i) the continuation of certain investment sub-advisory agreements ( “Continued Sub-Advisory Agreements”) and (ii) an amended and restated investment sub-advisory agreement (“Amended and Restated Sub-Advisory Agreement” together with the Continued Sub-Advisory Agreements, the “Sub-Advisory Agreements”) between BAIA and each of the following sub-advisers (the “Sub-Advisers”):

Amended and Restated Sub-Advisory Agreements (approved at November meeting)

•	Varick Capital Partners LP (“Varick”)

Continued Sub-Advisory Agreements (approved at November meeting)

•	Blackstone Real Estate Special Situations Advisors L.L.C. (“BRESSA”)
•	Clear Sky Advisers LLC (“Clear Sky”)
•	Endeavour Capital Advisors Inc. (“Endeavour”)
•	Seiga Asset Management Limited (“Seiga”)
•	Waterfall Asset Management, LLC (“Waterfall”)

Continued Sub-Advisory Agreements (approved at February meeting)

•	Blackstone Liquid Credit Strategies LLC (“BX LCS”)
•	Mariner Investment Group, LLC (“Mariner”)

The Board noted that BAIA and the Fund relied on an exemptive order from the SEC that permits the Fund to hire, and make material amendments to sub-advisory agreements with, discretionary or non-discretionary sub-advisers without a shareholder vote, provided that the Board, including a majority of Independent Trustees, approve any new sub-advisers and material amendments, and certain other conditions are met. The Independent Trustees were assisted in their review of the applicable sub-advisory arrangements by their independent legal counsel, and before the meetings, the Board received materials prepared by the Independent Trustees’ independent legal counsel regarding the relevant factors to consider in connection with the approval of the Sub-Advisory Agreements between BAIA and each of the Sub-Advisers. The Board requested and evaluated all the information it deemed reasonably necessary under the circumstances in connection with the approval of the Sub-Advisory Agreements. Prior to the meetings, the Board had requested and received materials prepared by BAIA relating to each Sub-Adviser.

The information the Board received in connection with the consideration of the Continued Sub-Advisory Agreements for each of the Sub-Advisers considered at the November 2023 meeting and February 2024 meeting generally included, among other things:

(1)

a Manager Investment Review, which covered, among other things, summary information regarding each Sub-Adviser’s investment thesis, strategy, investment process, and portfolio construction; a risk evaluation; an assessment of business infrastructure, valuation, liquidity monitoring, and compliance; and a summary of the key terms of the applicable Sub-Advisory Agreement;

(2)	a sub-adviser “tear sheet,” which covered in greater detail the performance, returns, and investment exposure of each Sub-Adviser that had, presently or in the past, been allocated Fund assets; and
(3)	a completed sub-adviser 15(c) questionnaire, including any follow-up responses thereto, which provided each Sub-Adviser’s responses to the Independent Trustees’ request for information.

Blackstone Alternative Investment Funds and Subsidiaries

Supplemental Information (Continued)

March 31, 2024

With respect to the Amended and Restated Sub-Advisory Agreement approved in November 2023 for Varick, the Board reviewed the proposed amendments to the Sub-Advisory Agreement and considered the amendment in light of the information provided in connection with the Board’s approval of the initial Sub-Advisory Agreement with Varick at its July 19, 2023 meeting.

At the meetings, the Board and BAIA discussed the materials that had been provided to the Board, the terms of the Sub-Advisory Agreements, and other relevant considerations. Additionally, the Board (and separately, the Independent Trustees) conferred with the Independent Trustees’ independent legal counsel to consider the information provided. In evaluating each Sub-Advisory Agreement, the Board took into account the fact that the compensation paid to the Sub-Advisers would be paid by BAIA from the investment management fee it receives from the Fund and would not increase the fees or expenses otherwise incurred by the Fund or its shareholders.

Following this discussion, the Board, including a majority of the Independent Trustees, determined to approve each Continued Sub-Advisory Agreement and the Amended and Restated Sub-Advisory Agreement on the basis of the following factors, among others, for each Sub-Adviser:

Nature, Extent, and Quality of the Services

Except as otherwise noted, the Board considered with respect to each Sub-Adviser (either at the relevant meeting or, with respect to the Amended and Restated Sub-Advisory Agreement by reference to the most recent approval of the Sub-Adviser’s prior sub-advisory agreement):

(1)	the Sub-Adviser’s personnel, operations, and, where available, financial condition;
(2)	the Sub-Adviser’s investment expertise and strengths;
(3)	the percentage of Fund assets that are, previously were, and/or potentially would be allocated to the Sub-Adviser;
(4)	where applicable, the investment return on other assets that are, or were previously, managed by the Sub-Adviser and related investment risks;
(5)	the Sub-Adviser’s experience and performance investing in particular instruments or strategies or managing hedge funds or other products;
(6)	where applicable, the extent to which the Sub-Adviser’s strategy for the Fund would overlap with its strategy for hedge funds or other products;
(7)	where applicable, the Sub-Adviser’s experience and performance as a sub-adviser to the Fund since its inception or otherwise;
(8)	the experience and depth of the Sub-Adviser’s portfolio management team in managing hedge funds or other products, as applicable, and its ability to manage risk; and
(9)	any other factors deemed relevant to the determination of whether to approve or continue the Sub-Advisory Agreements.

The Board concluded that the nature, extent, and quality of the sub-advisory services to be provided by each Sub-Adviser were appropriate and thus supported a decision to approve or continue the Sub-Advisory Agreements.

Investment Performance of the Sub-Advisers

The Board considered the investment performance of the Sub-Advisers. The Board considered information about the performance record of the Fund’s assets managed by each Sub-Adviser (net of trading expenses and sub-advisory fees but gross of investment management fees paid to BAIA and other Fund operating expenses over various periods, including in many cases the year-to-date period, recent calendar month and

Blackstone Alternative Investment Funds and Subsidiaries

Supplemental Information (Continued)

March 31, 2024

year periods, and the inception-to-date period), all as compared to the investment returns of (i) a custom index defined by BAIA and (ii) in the case of certain Sub-Advisers, the Sub-Adviser’s hedge fund strategy. In addition, the Board considered information about performance and risk measurements of the assets that are or were managed by the Sub-Adviser, if any, the custom index, and, if applicable, the Sub-Adviser’s hedge fund strategy, such as annualized return, standard deviation (which is a common measure of volatility), Sharpe ratio, and alpha and beta statistics (where available). On the basis of the Board’s assessment, while recognizing that there can be no assurance of any particular investment outcome, the Board concluded that the investment performance generated by the applicable Sub-Advisers was generally satisfactory and that the Sub-Advisers were capable of providing reasonable investment performance to the Fund.

Costs of Services and Profitability

In analyzing the cost of services and profitability of each Sub-Adviser, the Board considered (i) each Sub-Adviser’s sub-advisory fee or proposed sub-advisory fee for managing the allocated Fund assets, including any fee breakpoints or fulcrum fee arrangements; (ii) each Sub-Adviser’s resources devoted or expected to be devoted to the Fund; and (iii) any information provided in response to inquiries regarding the profitability to each Sub-Adviser from providing sub-advisory services to the Fund. The Board considered the specific resources that each Sub-Adviser devoted or expected to devote to the Fund for investment analysis, risk management, compliance, and order execution, and the extent to which each Sub-Adviser’s investment process is or would be scalable. The Board also took into account the entrepreneurial, business, and other risks each Sub-Adviser has undertaken, or would undertake, in serving as a sub-adviser to the Fund.

The Board noted that the compensation paid to each Sub-Adviser was paid by BAIA, not the Fund, and, accordingly, that the retention of each Sub-Adviser did not increase the fees or expenses otherwise incurred by shareholders of the Fund. It also noted that the terms of each Sub-Adviser’s Sub-Advisory Agreement were the result of separate arm’s-length negotiations between BAIA and the Sub-Adviser. The Board considered information comparing the sub-advisory fees to the fees that each Sub-Adviser charges for providing investment advisory services to certain other clients. The Board also considered information regarding the impact that retaining the Sub-Advisers as sub-advisers to the Fund has or would have on BAIA’s profitability, as well as information about the blended average of all sub-advisory fee rates that BAIA pays the Sub-Advisers based on allocations of Fund assets among all the Sub-Advisers. The Board concluded that the level of investment sub-advisory fees was appropriate in light of the services to be provided.

Economies of Scale

The Board considered various financial and economic considerations relating to the arrangement with each Sub-Adviser, including economies of scale and the current and proposed breakpoints in the sub-advisory fees for certain Sub-Advisers. The Board noted challenges in identifying and measuring economies of scale, both generally and given the Fund’s multi-manager structure and the different sub-adviser fee levels and fee structures. The Board noted that it would have the opportunity to periodically re-examine whether the Fund had achieved economies of scale, as well as the appropriateness of sub-advisory fees payable to each Sub-Adviser, with respect to different asset sizes of the portfolio, in the future. The Board also noted that although not directly related to the sub-advisory fees payable to the Sub-Advisers, certain Fund expenses were subject to an expense cap, an undertaking by BAIA intended to limit the Fund’s overall expenses at smaller asset levels, although the Fund’s expenses were sufficiently limited at the time of the meetings such that the expense cap did not currently result in BAIA bearing any of the Fund’s expenses.

Blackstone Alternative Investment Funds and Subsidiaries

Supplemental Information (Continued)

March 31, 2024

Other Benefits

The Board considered other potential benefits that each Sub-Adviser may receive from serving as a sub-adviser to the Fund, including soft dollar arrangements, receipt of brokerage and research services, and the opportunity to offer additional products and services to the Fund’s shareholders, BAIA, or Blackstone Multi-Asst Investing (“BXMA”) as applicable. The Board noted that each Sub-Adviser benefited from its relationship with BAIA or BXMA. The Board concluded that other ancillary or “fall out” benefits derived by each Sub-Adviser from its relationship with BAIA, BXMA, or the Fund, to the extent such benefits were identifiable or determinable, were reasonable and fair, resulted from the provision of appropriate services to the Fund and its shareholders, and were consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations

The Board reviewed and considered certain terms and conditions of each Sub-Adviser’s Sub-Advisory Agreement. After discussion, the Board concluded that the terms of each Sub-Adviser’s Sub-Advisory Agreement were reasonable and fair. It was noted that the Board would have the opportunity to periodically re-examine the terms of each Sub-Adviser’s Sub-Advisory Agreement in the future.

Conclusion

The Board, including a majority of the Independent Trustees, concluded that the fees payable under each of the Sub-Advisory Agreements were fair and reasonable with respect to the services that each Sub-Adviser provides or were proposed to provide to the Fund and in light of the other factors described above that the Board deemed relevant. The Board noted that both BAIA and the Board had previously determined, or determined at the meetings, that each Sub-Adviser’s compliance program was reasonably designed to prevent the violation of federal securities laws within the meaning of Rule 38a-1 under the 1940 Act and that each Sub-Adviser’s code of ethics was reasonably designed to prevent “access persons” (as defined in Rule 17j-1 under the 1940 Act) from engaging in any act, practice, or course of business prohibited by Rule 17j-1(b) under the 1940 Act. The Board based its approval or continuation of each Sub-Adviser’s Sub-Advisory Agreement on a comprehensive consideration of all relevant information presented to the Board at its meetings throughout the year, as applicable, and not on any single controlling factor. The Board also gave due consideration to the recommendations of BAIA, which in each case recommended continuation or approval (as applicable) of the proposed sub-advisory arrangements as in the best interests of the Fund and its shareholders, and BAIA’s belief that the arrangements do not present any conflict of interest from which BAIA or any Sub-Adviser derives an inappropriate advantage. The Board was assisted by the advice of independent legal counsel in approving each Sub-Adviser’s Sub-Advisory Agreement.

Board Approval of the Investment Management Agreement for Blackstone Multi-Strategy Fund, and each of its Wholly Owned Subsidiaries

At a meeting of the Board held in-person on February 27-28, 2024, the Board, including all of the Independent Trustees, considered and approved (a) the investment management agreement by and between BAIA and the Trust, on behalf of the Blackstone Alternative Multi-Strategy Fund (the “BAMSF Investment Management Agreement”); and (b) the investment management agreements between BAIA and each of Blackstone Alternative Multi-Strategy Sub Fund II Ltd., Blackstone Alternative Multi-Strategy Sub Fund III L.L.C., and Blackstone Alternative Multi-Strategy Sub Fund IV L.L.C. (the “Sub Funds”) (collectively, the “Sub Fund Agreements” and together with the BAMSF Investment Management Agreement, the “BAIA Investment Management Agreements”). Because the Sub Funds are wholly owned subsidiaries of the Fund, and because BAIA provides investment management services to the Fund and its Sub Funds on a collective basis, the Trustees evaluated the arrangements between BAIA and the Fund collectively with BAIA’s arrangements with the Sub Funds.

Blackstone Alternative Investment Funds and Subsidiaries

Supplemental Information (Continued)

March 31, 2024

The Independent Trustees were assisted in their review of the BAIA Investment Management Agreements by their independent legal counsel. The Board requested and evaluated all the information it deemed reasonably necessary under the circumstances in connection with the approval of the BAIA Investment Management Agreements. Before the meeting, the Board received, among other things, (1) materials prepared by the Independent Trustees’ independent legal counsel regarding the relevant factors to consider in connection with the approval of the continuation of the BAIA Investment Management Agreements; (2) a presentation by BAIA relating to, among other things, BAIA’s experience and qualifications to serve as adviser to the Fund and the Sub Funds; (3) analysis of the fees and expenses of the Fund (on a combined basis with the fees and expenses of the Sub Funds) as compared with a peer group of funds; (4) analysis of BAIA’s profitability for providing services to the Fund (on a combined basis with the Sub Funds); (5) information regarding BAIA’s Code of Ethics and compliance program; and (6) materials prepared by an outside firm, unaffiliated with the Fund or BAIA, that is in the business of regularly preparing reports for use by fund boards in considering investment advisory agreement approvals (the “Service Provider”) comparing the management fee rate and total operating expenses of the Fund (on a combined basis with the fees and expenses of the Sub Funds) to those of a peer group of funds determined by the Service Provider.

Prior to the meeting, the Board received BAIA’s responses to an information request under Section 15(c) of the 1940 Act that addressed, among other things: (i) general financial information; (ii) any material business dealings with the Fund’s service providers; (iii) BAIA’s business plan for the Fund for the coming year; (iv) costs, fees, other benefits, and profitability; and (v) risk management and regulatory compliance matters.

At the meeting, there was a discussion regarding the materials that had been provided to the Board, the terms of the BAIA Investment Management Agreements, the services being provided by BAIA, and other relevant considerations. Following this discussion, the Board, including all of the Independent Trustees, determined to renew the BAIA Investment Management Agreements for an additional period of no more than twelve months ending March 31, 2024 on the basis of the following factors, among others:

Nature, Extent, and Quality of the Services

The Board discussed BAIA’s personnel, operations, and financial condition and considered:

(1)	the background and experience of key investment personnel and BAIA’s ability to attract and retain talent;
(2)	BAIA’s focus on analysis of complex asset categories, including alternative investments;
(3)	BAIA’s disciplined investment approach and commitment to investment principles;
(4)	BAIA’s manager selection and due diligence process;
(5)	BAIA’s direct investing capabilities
(6)	BAIA’s significant risk management, compliance, portfolio allocation, and operational efforts;
(7)	BAIA’s and Blackstone Securities Partners L.P.’s strategic planning for the Fund in the marketplace; and
(8)	BAIA’s oversight of and interaction with sub-advisers and other service providers.

The Board concluded that the nature, extent, and quality of the management services provided were appropriate and thus supported a decision to renew the BAIA Investment Management Agreements. The Board also concluded that BAIA likely would be able to provide during the coming year the same quality of investment management and related services as provided in the past and that these services are appropriate in scope and extent in light of the Fund’s and the Sub Funds’ operations, the competitive landscape, and shareholders’ expectations.

Blackstone Alternative Investment Funds and Subsidiaries

Supplemental Information (Continued)

March 31, 2024

Investment Performance of the Investment Adviser

The Board received and considered information about (i) the one year, , three-year, five-year, inception-to-date, and trailing three quarter performance information of the Fund (net of fees and expenses) as of December 31, 2023, each as compared to the MSCI World Total Return Index, Barclay’s Global Aggregate Bond Index , the S&P 500 Index, and HFRX Global Hedge Fund Index (the “BAIF Comparative Indices”); (ii) the historical monthly performance of the Fund since inception (net of fees and expenses); (iii) the one-year, three-year, five-year, inception-to-date, and trailing three quarter standard deviation (a measurement of volatility), Sharpe ratio (a measurement of risk-adjusted return), and beta ratio (a measure of sensitivity to changes in the price of an index) of the Fund as compared to the BAIF Comparative Indices; (iv) information about inception-to-date, trailing three-quarter, one-year, three-year, and five-year performance and risk measurements of the Fund and from a group of peer funds selected by BAIA (which included four funds from a peer group selected by a third-party Service Provider) such as (a) annualized return, (b) standard deviation, (c) Sharpe ratio, and (d) beta and alpha against the S&P 500, and (e) alpha against a custom benchmark index; and (iv) one-year, two-year, three-year, four-year, and five-year performance of the Fund as compared to the Service Provider-prepared peer group.

With respect to the Fund, the Board noted that, as of December 31, 2023 (i) the inception-to-date and one year performance returns were less than the corresponding returns of the MSCI World Total Return Index and the S&P 500 but greater than the corresponding returns of the HFRX Global Hedge Fund Index and Barclays Global Aggregate Bond Index; (ii) the inception-to-date and five-year performance returns were slightly less than the average returns of the BAIA-prepared peer group; and (iii) the three-year, one-year and trailing third quarter performance returns were greater than the average returns of the BAIA-prepared peer group. In this regard, the Board noted BAIA’s recent and broad repositioning of the portfolio commencing in late 2022 and BAIA’s representation that such repositioning had materially contributed to the improved performance profile. The Board also noted market-leading performance at several periods since the strategy’s inception.

Taking into account such factors, the Board concluded that the investment performance generated by BAIA was generally satisfactory and that BAIA was capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s and the Sub Funds’ investment objectives, policies, and strategies, although recognizing that there can be no assurance of any particular investment outcome. The Board also considered BAIA’s continuing efforts to deliver consistent, improved performance.

Fees and Expenses

The Board, including the Independent Trustees, compared the fee and expense ratio of the Fund’s Class I (before and after any fee waivers and expense reimbursements) for the calendar year ended December 31, 2023 against the fee and expense ratios of the Service Provider-prepared peer group. The Board also considered the views of BAIA and the Service Provider as to the appropriateness of the Service Provider-prepared peer group. Specifically, the Board considered data based on information provided by the Service Provider indicating that, for the Fund’s Class I shares: (i) the contractual (before waivers) management (including both investment management and administration fees) fee rate was higher than the fee rate of all sixteen other funds in the Service Provider-prepared peer group; (ii) total net expenses (management fee and expenses after waiver) were higher than all sixteen other funds in the Service Provider-prepared peer group; and (iii) total fees were higher than all sixteen other funds in the Service Provider-prepared peer group. It was noted that the contractual management fee for the Fund was similar to the fee charged by the peer fund with the next-highest number of unaffiliated sub-advisers, likely correlating with the increased cost of managing these more complicated funds.

Blackstone Alternative Investment Funds and Subsidiaries

Supplemental Information (Continued)

March 31, 2024

The Board also took into consideration the peer group analysis prepared by BAIA, which showed fees and expenses of the Fund’s Class I, Class Y, and Class D shares and a group of eight competitor funds selected by BAIA (including seven funds from the Service Provider-prepared peer group). The Board noted that: (i) the contractual (before waivers) management fee rate for the Fund’s Class I, Class Y, and Class D shares was higher than the fee rate of seven of the eight other funds in the BAIA-prepared peer group; (ii) total expenses for the Fund’s Class I, Class Y, and Class D shares were higher than those of all eight funds in the BAIA-prepared peer group, and (iii) the net expense ratio of the Fund’s Class I shares was higher than that of seven of the eight funds in the BAIA-prepared peer group and the net expense ratios of the Fund’s Class Y and Class D shares were higher than those of all eight funds. The Board noted that certain expense information was not available for Class R, as no Class R shares were outstanding as of December 31, 2023. The Board considered the Fund’s fees and expenses in light of the scope, quality, and complexity of services provided by BAIA, including the need to compensate a wide variety of high-quality sub-advisers, and Blackstone’s overall brand and reputation, and determined that, given the scope, quality and complexity of services provided by BAIA, the fees, while generally higher than those charged by peers, were appropriate. On the basis of the factors considered and information presented, the Board determined that the Fund’s fees and expenses were reasonable.

Costs of Services and Profitability

In analyzing the cost of services and profitability of BAIA, the Board considered BAIA’s resources devoted to the Fund as well as the revenues earned and expenses incurred by BAIA. The Board also considered profitability data provided by BAIA showing fees, revenues, and overhead expenses of the Fund. The Board took into account the significant investment by, and cost to, BAIA regarding service infrastructure to support the Fund and its investors as well as the cost to BAIA associated with identifying, retaining, and monitoring the performance of a large number of unaffiliated sub-advisers pursuing a wide variety of investment strategies and investing in a wide range of asset classes. The Board also took into account the entrepreneurial, business, and other risks BAIA has undertaken as investment adviser of the Funds for which it is entitled to reasonable compensation. On the basis of the Board’s review of the fees to be charged by BAIA for investment advisory and related services, the relatively unique, and highly specialized, nature of the Fund’s investment program, BAIA’s financial information, BAIA’s entrepreneurial, business, and other risks, and the estimated overhead costs associated with managing the Fund, and comparisons of estimated profitability in respect of the Fund relative to other Blackstone business lines and Blackstone’s overall profit profile, the Board concluded that the level of investment management fees is appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies, and the cap on expenses established by the expense limitation agreements.

Economies of Scale

The Board discussed various financial and economic considerations relating to the arrangement with BAIA, including economies of scale. The Board considered the management fee breakpoint for the Fund, noting that, for collective net assets of the Fund and its Sub Funds up to $2.5 billion, the management fee is calculated at a rate of 1.95%, and for collective net assets greater than or equal to $2.5 billion, the management fee is calculated at a rate of 1.80%. The Board concluded that the management fees, with the current breakpoint in place, reflected the complexity of the Fund’s and the Sub Funds’ operations and were reasonable in light of the Fund’s and Sub Funds’ current and anticipated size. The Board noted that it will have the opportunity to periodically re-examine whether the Fund and the Sub Funds had achieved economies of scale, as well as the appropriateness of management fees payable to BAIA, in the future. The Board further noted that certain Fund expenses were subject to an expense cap, an undertaking by BAIA intended to limit the Fund’s overall expenses at smaller asset levels.

Blackstone Alternative Investment Funds and Subsidiaries

Supplemental Information (Continued)

March 31, 2024

Other Benefits

The Board discussed other potential benefits that BAIA may receive from the Fund. The Board noted that BAIA indicated that it does not expect to receive significant ancillary, soft dollar, or other “fall out” benefits as a result of its relationship with the Fund. The Board concluded that other benefits derived by BAIA from its relationship with the Fund, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Fund and its shareholders, and are consistent with industry practice and the best interests of the Fund and its shareholders. Retention of affiliated subadvisors was reviewed as a possible fall out benefit with the recognition that each sub-advisory agreement, whether with an affiliate or not, is subject to consideration by the Board under its normal Section 15(c) processes, generally at least annually.

Conclusion

The Board, including all of the Independent Trustees, concluded that the fees payable under the BAIA Investment Management Agreements were fair and reasonable with respect to the services that BAIA provides to the Fund it manages and in light of the other factors described above that the Board deemed relevant. The Board, including all of the Independent Trustees, determined to approve the continuation of the BAIA Investment Management Agreements based on a comprehensive consideration of all information presented to the Board at its meetings throughout the year and not as a result of any single controlling factor. The Board was assisted by the advice of the Independent Trustees’ independent legal counsel in approving the BAIA Investment Management Agreements.

Liquidity Risk Management Program Discussion

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (“Program”). The Program’s principal objectives include assessing, managing, and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.

The Board has appointed BAIA as the program administrator for the Fund’s Program. BAIA expects to carry out its responsibilities as Program Administrator through its Liquidity Risk Committee (the “Committee”). BAIA uses a third-party service provider to provide preliminary liquidity classifications for the Fund’s investments. At the February 27-28, 2024 meeting, the Committee provided the Board with a report addressing the operation of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2023 through December 31, 2023. The Committee reported as to the following, among other things:

•	the Program was adequately designed and adequately and effectively implemented; and
•	the Program was effective in assessing, monitoring, and managing the liquidity risk of the Fund’s portfolio during the period.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds

In October 2022, the SEC adopted rule and form amendments requiring mutual funds and exchange-traded funds to transmit concise and visually engaging streamlined annual and semiannual reports that highlight key information to shareholders. Other information, including financial statements, will no longer appear in the

Blackstone Alternative Investment Funds and Subsidiaries

Supplemental Information (Continued)

March 31, 2024

Fund’s shareholder reports but will be available online, delivered free of charge upon request, and filed with the SEC on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.

Additional Information

The Fund’s Statement of Additional Information includes additional information about the Trustees. The Statement of Additional Information is available upon request, without charge, by calling toll free 1-855-890-7725.

Copies of this annual shareholder report are available upon request to prior shareholders of the Fund, without charge, by calling toll free 1-855-890-7725.

Blackstone

May 2024

FACTS	WHAT DO BLACKSTONE REGISTERED FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   Assets and investment experience

∎   Risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Blackstone Registered Funds share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Email us at GLB.privacy@blackstone.com

Who We Are
Who is providing this notice?	Blackstone Registered Funds consists of Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Strategy Fund, Blackstone Senior Floating Rate 2027 Term Fund, Blackstone Long-Short Credit Income Fund, Blackstone Strategic Credit 2027 Term Fund, and Blackstone Floating Rate Enhanced Income Fund, Blackstone Private Credit Fund, and Blackstone Secured Lending Fund.
What We Do
How do Blackstone Registered Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do Blackstone Registered Funds collect my personal information?

We collect your personal information, for example, when you:

∎   open an account or give us your income information

∎   provide employment information or give us your contact information

∎   tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

∎   sharing for affiliates’ everyday business purposes—information about your creditworthiness

∎   affiliates from using your information to market to you sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ∎ Our affiliates include entities with a Blackstone name and certain other financial companies.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Blackstone Registered Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Our joint marketing partners include financial services companies.

Other Important Information

California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Registered Funds’ affiliates except with the authorization or consent of the Vermont resident.

Contact Us

If you have any questions or comments about this Privacy Notice, or if you would like us to update information we have about you or your preferences, please email us at PrivacyQueries@Blackstone.com or access our web form www.blackstone.com/privacy.

You may also write to:

Blackstone Inc.

Attn: Legal & Compliance

345 Park Avenue

New York, NY 10154

Blackstone

Investor Data Privacy Notice

Last updated: June 30, 2023

Why are you seeing this notice?

•

You may need to provide Personal Data to us as part of your investment into a fund or other investment vehicle (as applicable, the Fund) managed or advised by investment advisers or management companies that are subsidiaries of The Blackstone Group Inc. or its affiliates (and, where applicable, the general partner of the relevant Fund) (collectively, Blackstone).

•

We want you to understand how and why we use, store and otherwise process your Personal Data when you deal with us or our relevant affiliates (including under applicable data protection laws). If this notice (the Data Privacy Notice) has been made available to you, you may have certain rights with respect to your Personal Data under applicable data protection laws (including as described in this Data Privacy Notice).

•

“Personal Data” has the meaning given to it under data protection laws that apply to our processing of your personal information, and includes any information relating to an identified or identifiable individual (such as name, address, date of birth, personal identification numbers, sensitive personal information, and economic information).

•

We ask that investors promptly provide the information contained in this Data Privacy Notice to any individuals whose Personal Data they provide to the Fund or its affiliates in connection with ‘know your client’ / anti-money laundering requests or otherwise.

Please read the information below carefully. It explains how and why Personal Data is processed by us.

Who is providing this notice?

Blackstone is committed to protecting and respecting your privacy. Blackstone is a global financial services firm with offices, branches, operations and entities globally, including as described at this link: https://privacy.blackstone.com/visitors-online-privacy-notice/#appendixA

•

For transparency, the Blackstone entities on whose behalf this privacy statement is made are: (i) the Fund; and (ii) where applicable, the Blackstone general partner, manager and/or investment adviser of the relevant Fund, in each case, with which you contract, transact or otherwise share Personal Data (together, the Fund Parties).

•	Where we use the terms “we”, “us” and “our” in this Data Privacy Notice, we are referring to the Fund and the Fund Parties.
•

Please consult your subscription documents, private placement memorandum or other offering documentation provided to you by or on behalf of the Fund Parties which will further specify the entities and contact details of the Fund Parties relevant to our relationship with you.

•

We welcome investors and their representatives to contact us if they have any queries with respect to the Fund Parties (in particular, which Fund Parties are relevant to their relationship with Blackstone). If you have any queries, please see the ‘Contact Us’ section.

When you provide us with your Personal Data, each Fund Party that decides how and why Personal Data is processed acts as a “data controller”. In simple terms, this means that the Fund Party makes certain decisions on how to use and protect your Personal Data—but only to the extent that we have informed you about the use or are otherwise permitted by law.

Where your Personal Data is processed by an entity controlled by, or under common control with, the Blackstone entity/ies managing a Fund for its own purposes, this entity will also be a data controller.

What personal data do we collect about you?

The types of Personal Data that we collect and share depends on the product or service you have with us and the nature of your investment. The Personal Data we collect about you may include:

•	Contact information, such as name, e-mail and postal address, and phone number;
•	Demographic information, such as date and country of birth, gender, country of residence, nationality, and citizenship;
•

Government-issued identification numbers provided in connection with a subscription to Funds, such as Social Security number, driver’s license number, passport number, national identification number, and tax identification number;

•	Professional or employment-related information, such as the name of your employer or the organization you represent and your position;
•

Financial information, such as information related to your transactions with us or others, bank account details (e.g., account and routing number), financial account history, information concerning the source of funds used for investments, and details regarding your investment history (e.g., types and amounts of investments) assets, income, and financial returns and positions;

•	Investment preferences;
•

Information related to background checks (e.g., “know your client”, anti-money laundering and sanctions checks) and any information related to applicable restrictions on your investments, such as political exposure or sanctions;

•	Information collected in the context of monitoring and surveillance where permitted or required by applicable law, including recordings of telephone and video calls and CCTV; and
•	Other information you or the organization you represent choose to provide, such as through eligibility questionnaires and ongoing investor relations communications.

We may combine Personal Data that you provide to us with Personal Data that we collect from you, or about you from other sources, in some circumstances. This will include Personal Data collected in an online or offline context.

Where do we obtain your personal data?

We collect Personal Data about you from a number of sources, including:

What	How
Personal data that you give us

•  From the forms and any associated documentation that you complete when subscribing for an investment, shares, interests, and/or opening an account with us. This can include information about your name, address, date of birth, passport details or other national identifier, driving license, your national insurance or Social Security number and income, employment information and details about your investment or retirement portfolio(s), and financial-related data (such as returns and financial positions)

•  When you provide it to us in correspondence and conversations, including electronic communications such as e-mail and telephone calls

•  When you make transactions with respect to the Fund

•  When you interact with our online platforms and websites (such as bxaccess.com)

•  When you purchase securities from us and/or tell us where to send money

•  From cookies, web beacons, and similar interactions when you or your devices access our sites

•  When we need to identify you and/or complete necessary security checks, where you visit one of our buildings or attend meetings. This can include form of ID, and your image for CCTV purposes.

What	How
Personal data that we obtain from others

We obtain Personal Data from:

•  Publicly available and accessible directories and sources

•  Bankruptcy registers

•  Tax authorities, including those that are based outside the territory in which you are located or domiciled, including the Cayman Islands, the United Kingdom (UK) and the European Economic Area (EEA), if you are subject to tax in another jurisdiction

•  Governmental and competent regulatory authorities to whom we have regulatory obligations

•  Credit agencies

•  Fraud prevention and detection agencies / organizations

•  Transaction counterparties

Why do we process your personal data?

We may process your Personal Data for the following reasons:

Why	How
Contract

It is necessary to perform our contract with you to:

•  Administer, manage and set up your investor account(s) to allow you to purchase your holding (of shares or interests) in our Funds

•  Meet the resulting contractual obligations we have to you

•  Facilitate the continuation or termination of the contractual relationship between you and the Fund

•  Facilitate the transfer of funds, and administering and facilitating any other transaction, between you and the Fund

Compliance with law

It is necessary for compliance with an applicable legal or regulatory obligation to which we are subject, in order to:

•  Undertake our client and investor due diligence, and on-boarding checks

•  Carry out verification, “know your client”, terrorist financing, sanctions, and anti-money laundering checks

•  Verify the identity and addresses of our investors (and, if applicable, their beneficial owners)

•  Comply with requests from regulatory, governmental, tax and law enforcement authorities

•  Carry out surveillance and investigations

•  Carry out audit checks

•  Maintain statutory registers

•  Prevent and detect fraud

•  Comply with sanctions requirements

Legitimate Interests

For our legitimate interests or those of a third party (such as a transaction counterparty or lender) to:

•  Manage and administer your holding in any Funds in which you are invested, and any related accounts on an ongoing basis

•  Assess and process any applications or requests made by you

•  Open, maintain or close accounts in connection with your investment in, or withdrawal from, the Fund scheme

•  Send updates, information and notices or otherwise correspond with you in connection with your investment in the Fund scheme

•  Address or investigate any complaints, claims, proceedings or disputes

•  Provide you with, and inform you about, our investment products and services

•  Monitor and improve our relationships with investors

•  Comply with applicable prudential and regulatory obligations, including anti-money laundering, sanctions and “know your client” checks

Why	How
Legitimate Interests (cont’d)

•  Assist our transaction counterparties to comply with their regulatory and legal obligations (including anti-money laundering, “know your client”, terrorist financing, and sanctions checks)

•  Manage our risk and operations

•  Comply with our accounting and tax-reporting requirements

•  Comply with our audit requirements

•  Assist with internal compliance with our policies and processes

•  Ensure appropriate group management and governance

•  Keep our internal records

•  Prepare reports on incidents/accidents

•  Protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)

•  Analyze and manage commercial risks

•  Seek professional advice, including legal advice

•  Enable any actual or proposed assignee or transferee, participant or sub-participant of the partnership’s or Fund vehicles’ rights or obligations to evaluate proposed transactions

•  Facilitate business asset transactions involving the Fund partnership or Fund-related vehicles

•  Monitor communications to/from us using our systems

•  Protect the security and integrity of our information technology systems

•  Protect the security and safety of our buildings and locations where we operate

•  Operate, run and schedule online meetings, webinars and conferences (for example, using Zoom and other online meeting platforms)

•  Manage our financing arrangements with our financiers and financing transaction counterparties, including payment providers, intermediaries, and correspondent / agent banks

•  Monitor the operation of Fund distribution platforms, where these are operated by third parties or service providers

We only rely on these interests where we have considered that, on balance, the legitimate interests are not overridden by your interests, fundamental rights or freedoms.

Monitoring as described in ‘Legitimate Interests’ above

We monitor communications where the law requires us to do so. We will also monitor where we are required to do so to comply with regulatory rules and practices and, where we are permitted to do so, to protect our business and the security of our systems.

Who we share your personal data with

We may share your Personal Data as follows:

Who	Why
Fund Associates

We share your Personal Data with our associates, related parties and members of our group. This is:

•  To manage our relationship with you

•  For the legitimate interests of a third party in carrying out anti-money laundering, ‘know your client’, and other compliance checks required of them under applicable laws and regulations

•  For the purposes set out in this Data Privacy Notice

Fund Managers, Depositories, Administrators, Custodians, Distributors, Investment Advisers

•  Delivering the services you require

•  Managing your investment

•  Supporting and administering investment-related activities

•  Complying with applicable investment, anti-money laundering and other laws and regulations

Tax Authorities

•  To comply with applicable laws and regulations

•  Where required or requested by tax authorities in the territory in which you are located or domiciled (in particular, Cayman Island or UK/EEA tax authorities) who, in turn, may share your Personal Data with foreign tax authorities

•  Where required or requested by foreign tax authorities, including outside of the territory in which you are located or domiciled (including outside the Cayman Islands or UK/EEA)

Service Providers

•  Delivering and facilitating the services needed to support our business relationship with you (including cloud services)

•  Supporting and administering investment-related activities

•  Where disclosure to the service provider is considered necessary to support Blackstone with the purposes described in section 5 of this Data Privacy Notice

Financing Counterparties, Lenders, Correspondent and Agent Banks

•  Assisting these transaction counterparties with regulatory checks, such as ‘know your client’, and anti-money laundering procedures

•  Sourcing credit for Fund-related entities in the course of our transactions and fund life cycles

Our Lawyers, Auditors and other Professional Advisers

•  Providing you with investment-related services

•  To comply with applicable legal and regulatory requirements

•  Supporting Blackstone with the purposes described in section 5 of this Data Privacy Notice

In exceptional circumstances, we will share your Personal Data with:

•	Competent regulatory, prosecuting and other governmental agencies or litigation counterparties, in a country or territory; and
•	Other organizations and agencies—where we are required to do so by law.

Do you have to provide us with this personal data?

Where we collect Personal Data from you, we will indicate if:

•	Provision of the Personal Data is necessary for our compliance with a legal obligation; or
•	It is purely voluntary and there are no implications for you if you do not wish to provide us with it.

Unless otherwise indicated, you should assume that we require the Personal Data for business and/or compliance purposes.

Some of the Personal Data that we request is necessary for us to perform our contract with you and if you do not wish to provide us with this Personal Data, it will affect our ability to provide our services to you and manage your investment.

Sending your personal data internationally

We may transfer your Personal Data between different countries to recipients in countries other than the country in which the information was originally collected (including to our affiliates and group members, members of the Fund’s partnership, transaction counterparties, and third-party service providers). Where you are based in the UK, the EU, or another country which imposes data transfer restrictions outside of its territory, this includes transfers outside of the UK and the European Economic Area (“EEA”) or that geographical area, to those countries in which our affiliates, group members, service providers and business partners operate. Those countries may not have the same data protection laws as the country in which you initially provided the information.

Where we transfer Personal Data outside of the UK, the EEA, or other territories subject to data transfer restrictions to other members of our group, our service providers or another third party recipient, we will ensure that our arrangements with them are governed by data transfer agreements or appropriate safeguards, designed to ensure that your Personal Data is protected as required under applicable data protection law (including, where appropriate, under an agreement on terms approved for this purpose by the European Commission or by obtaining your consent).

Please contact us if you would like to know more about these agreements or receive a copy of them. Please see the ‘Contact Us’ section for details.

Consent—and your right to withdraw it

Except as may otherwise be required by local law, we do not generally rely on obtaining your consent to process your Personal Data. In particular, we do not generally rely on obtaining your consent where our processing of your Personal Data is subject only to the data protection laws of the UK/EEA (in these circumstances we will usually rely on another legal basis more appropriate in the circumstances, including those set out in “Why do we process your Personal Data?” above). If we do rely on consent for processing of your Personal Data, you have the right to withdraw this consent at any time. Please contact us or send us an e-mail at PrivacyQueries@Blackstone.com at any time if you wish to do so.

Where required by applicable law, we will obtain your consent for the processing of your Personal Data for direct marketing purposes. If you do receive direct marketing communications from us (for example, by post, e-mail, fax or telephone), you may opt-out by clicking the link in the relevant communication, completing the forms provided to you (where relevant), or by contacting us (see the ‘Contact Us’ section for details).

Retention and deletion of your personal data

We keep your Personal Data for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations or, where longer, such longer period as is required or permitted by law or regulatory obligations which apply to us. We will generally:

•	Retain Personal Data about you throughout the life cycle of any investment you are involved in; and
•	Retain some Personal Data after your relationship with us ends.

As a general principle, we do not retain your Personal Data for longer than we need it. We will usually delete your Personal Data (at the latest) after you cease to be an investor in any fund and there is no longer any legal / regulatory requirement, or business purpose, for retaining your Personal Data.

Your rights

You may, subject to certain limitations, have data protection rights depending on the data protection laws that apply to our processing of your Personal Data, including the right to:

•	Access your Personal Data
•	Restrict the use of your Personal Data in certain circumstances
•	Have incomplete or inaccurate Personal Data corrected
•	Ask us to stop processing your Personal Data
•	Require us to delete your Personal Data in some limited circumstances

You also have the right in some circumstances to request us to “port” your Personal Data in a portable, re-usable format to other organizations (where this is possible).

We review and verify requests to protect your Personal Data, and will action data protection requests fairly and in accordance with applicable data protection laws and principles.

If you wish to exercise any of these rights, please see the ‘Contact Us’ section for details.

Concerns or queries

We take your concerns very seriously. We encourage you to bring to our attention any concerns you have about our processing of your Personal Data. This Data Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Please see the ‘Contact Us’ section for details.

Please also contact us via any of the contact methods listed below if you have a disability and require an alternative format of this Data Privacy Notice.

If you want to make a complaint, you can also contact the body regulating data protection in your country, where you live or work, or the location where the data protection issue arose. In particular:

Country	Supervisory Authority

Cayman Islands	Cayman Islands Ombudsman (available at: https://ombudsman.ky)

European Union	A list of the EU data protection authorities and contact details is available by clicking this link: http://ec.europa.eu/newsroom/article29/item-detail.cfm?item_id=612080

United Kingdom	Information Commissioner’s Office (available at: https://ico.org.uk/global/contact-us/)

Contact us

Please contact us if you have any questions about this Data Privacy Notice or the Personal Data we hold about you.

Contact us by e-mail or access our web form by e-mailing PrivacyQueries@Blackstone.com.

Contact us in writing using this address:

Address
For EU/UK Related Queries	40 Berkeley Square London W1J 5AL United Kingdom
For All Other Queries	345 Park Avenue New York NY 10154

A list of country specific addresses and contacts for locations where we operate is available at https://privacy.blackstone.com/visitors-online-privacy-notice/#appendixA

Changes to this data privacy notice

We keep this Data Privacy Notice under regular review. Please check regularly for any updates at our investor portal (www.bxaccess.com).

Blackstone Alternative Multi-Strategy Fund

a series of Blackstone Alternative Investment Funds

Trustees

John M. Brown

Frank J. Coates, Chair

Paul J. Lawler

Kristen M. Leopold

Peter Koffler

Peter M. Gilbert

Investment Adviser

Blackstone Alternative Investment Advisors LLC

345 Park Avenue

New York, New York 10154

Administrator

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Custodians

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

U.S. Bank N.A.

U.S. Bank Tower

425 Walnut Street

Cincinnati, OH 45202

Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Officers

Brian F. Gavin, Co-President (Co-Principal Executive Officer)

Peter Koffler, Co-President (Co-Principal Executive Officer)

Stephen Adams, Chief Legal Officer

Sarah Kassman, Secretary

Thomas Procida, Treasurer (Principal Financial and Accounting Officer)

William Renahan, Chief Compliance Officer

Sherilene Sibadan, Anti-Money Laundering Officer

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199-3600

This report, including the financial information herein, is transmitted to the shareholders of Blackstone Alternative Multi-Strategy Fund for their information. It is not a prospectus or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information, on the Fund’s website at www.bxmix.com. You can also get this information at no cost by calling the Fund at 1-855-890-7725

Item 2. Code of Ethics.

(a)

The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s co-principal executive officers, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	No disclosures are required by this Item 2(b).

(c)

During the reporting period for this Form N-CSR, the Registrant amended its code of ethics for principal executive and senior financial officers adopted pursuant to rules promulgated under Section 406 of the Sarbanes-Oxley Act of 2022 to add language clarifying the responsibilities of the Registrant’s covered officers.

(d)	There have been no waivers granted by the Registrant to individuals covered by the Registrant’s code of ethics during the reporting period for this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s code of ethics is attached as Exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a) (1)	The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee (the “Committee”).

(2)	The audit committee financial expert is Kristen M. Leopold, who is “independent” for purposes of this Item 3 of Form N-CSR.

(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

	Current Fiscal Year(1)	Previous Fiscal Year
(a)Audit Fees	$345,000	$265,000
(b)Audit-Related Fees	$0	$0
(c)Tax Fees(2)	$43,400	$41,340
(d)All Other Fees	$0	$0

(1)	No fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the current fiscal year.
(2)	The nature of the services includes tax compliance, tax advice and tax planning.

(e) (1)	Disclose the Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The charter for the Committee requires that the Committee pre-approve (i) all audit and non-audit services that the Registrant’s independent auditors provide to the Registrant, and (ii) all non-audit services that the Registrant’s independent auditors provide to Blackstone Alternative Investment Advisors LLC (“BAIA”), the investment adviser of the Registrant, and any entity controlling, controlled by, or under common control with BAIA that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant; provided that the Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee.

(2)	Disclose the percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

	Current Fiscal Year	Previous Fiscal Year
(b)	0%	0%
(c)	0%	0%
(d)	0%	0%

(f)	Not applicable.

(g)

Disclose the aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant.

Current Fiscal Year	Previous Fiscal Year
$ 0	$0

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Registrant’s Consolidated Schedule of Investments as of the close of the reporting period is included in the Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s co-principal executive officers and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(3)	Not applicable.

(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Blackstone Alternative Investment Funds

By (Signature and Title)	/s/ Brian F. Gavin
Brian F. Gavin, Co-President (Co-Principal Executive Officer)

Date June 6, 2024

By (Signature and Title)	/s/ Peter Koffler
Peter Koffler, Trustee and Co-President (Co-Principal Executive Officer)

Date June 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian F. Gavin
Brian F. Gavin, Co-President (Co-Principal Executive Officer)

Date June 6, 2024

By (Signature and Title)	/s/ Peter Koffler
Peter Koffler, Trustee and Co-President (Co-Principal Executive Officer)

Date June 6, 2024

By (Signature and Title)	/s/ Thomas Procida
Thomas Procida, Treasurer (Principal Financial and Accounting Officer)

Date June 6, 2024